P I M C O
PIMCO VARIABLE INSURANCE TRUST
GLOBAL BOND PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Global Bond Portfolio (Administrative Class)	2	7-9

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Global Bond Portfolio

PORTFOLIO CHARACTERISTICS PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	5.3 years	$20.5 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	1/10/2002	Michael R. Asay
Primarily U.S. and non-U.S. intermediate maturity fixed income securities.

TOTAL CUMULATIVE RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	6 Months	Since Inception
Global Bond Portfolio Administrative Class	8.92%	20.35%
J.P. Morgan Global Index (Unhedged)	8.86%	—

all portfolio returns are net of fees and expenses

COUNTRY ALLOCATION*                    QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results.  Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 2/01/02, the first full month following the Portfolio’s Administrative Class inception on 1/10/02, compared to the J.P. Morgan Global Index (Unhedged), an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•

The Global Bond Portfolio Administrative Class underperformed the benchmark J.P. Morgan Global Index (Unhedged) since inception, with the Portfolio returning 20.16% versus 21.31% for the Index for the 11-month period ended December 31, 2002.

•	An underweight in Japan on a duration-weighted basis was positive as investors sold Japanese Government Bonds anticipating greater government debt issuance.

•	An overweight in core Euroland bonds relative to U.S. Treasuries detracted from returns as weak equity markets and geopolitical turmoil led to increased demand for U.S. Treasuries.

•	An overweight in the euro was a strong positive gaining 18% versus the U.S. dollar amid concerns of war with Iraq and declining U.S. economic prospects.

•	Emphasizing global mortgages added to returns as investor demand for their combination of high quality and relatively high yields sustained valuations.

•	Modest holdings of real return bonds helped returns, as these securities outperformed conventional Treasuries.

2

Financial Highlights

Global Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	01/10/2002-12/31/2002

Net asset value beginning of period	$10.00
Net investment income (a)	0.27
Net realized/unrealized gain (loss) on investments (a)	1.74
Total income from investment operations	2.01
Dividends from net investment income	(0.27)
Distributions from net realized capital gains	(0.05)
Total distributions	(0.32)
Net asset value end of period	$11.69
Total return	20.35%
Net assets end of period (000s)	$20,456
Ratio of expenses to average net assets	0.90	%*(b)
Ratio of net investment income to average net assets	2.58	%*
Portfolio turnover rate	581%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01%.

See accompanying notes

3

Statement of Assets and Liabilities

Global Bond Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$14,493
Repurchase agreements, at value	9,083
Cash	83
Foreign currency, at value	246
Receivable for investments sold	1,977
Unrealized appreciation on forward foreign currency contracts	205
Receivable for Portfolio shares sold	113
Interest and dividends receivable	192
Variation margin receivable	4
Swap premiums paid	48
Unrealized appreciation on swap agreements	24

26,468

Liabilities:
Payable for investments purchased	$3,770
Unrealized depreciation on forward foreign currency contracts	16
Payable for financing transactions	567
Payable for short sale	1,502
Written options outstanding	45
Payable for Portfolio shares redeemed	1
Accrued investment advisory fee	2
Accrued administration fee	5
Accrued servicing fee	4
Variation margin payable	4
Swap premiums received	43
Unrealized depreciation on swap agreements	49
Other liabilities	4

6,012

Net Assets	$20,456

Net Assets Consist of:
Paid in capital	$19,465
(Overdistributed) net investment income	(61)
Accumulated undistributed net realized gain	58
Net unrealized appreciation	994

$20,456

Net Assets:
Administrative Class	$20,456
Shares Issued and Outstanding:
Administrative Class	1,750
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Administrative Class	$11.69
Cost of Investments Owned	$22,766
Cost of Foreign Currency Held	$239

See accompanying notes

4

Statement of Operations

Global Bond Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest, net of foreign taxes	$195

Total Income	195

Expenses:
Investment advisory fees	14
Administration fees	28
Distribution and/or servicing fees - Administrative Class	8
Organization Costs	6

Total Expenses	56
Reimbursement by Manager	(6)

Net Expenses	50

Net Investment Income	145

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(6)
Net realized gain on futures contracts, written options, and swaps	174
Net realized (loss) on foreign currency transactions	(132)
Net change in unrealized appreciation on investments	781
Net change in unrealized appreciation on futures contracts, written options, and swaps	33
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	180
Net Gain	1,030

Net Increase in Assets Resulting from Operations	$1,175

See accompanying notes

5

Statement of Changes in Net Assets

Global Bond Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Period from January 10, 2002 to December 31, 2002

Operations:
Net investment income	$145
Net realized gain	36
Net change in unrealized appreciation	994

Net increase resulting from operations	1,175

Distributions to Shareholders:
From net investment income
Administrative Class	(144)
From net realized capital gains
Administrative Class	(40)

Total Distributions	(184)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	24,269
Issued as reinvestment of distributions
Administrative Class	184
Cost of shares redeemed
Administrative Class	(4,988)

Net increase resulting from Portfolio share transactions	19,465

Total Increase in Net Assets	20,456

Net Assets:
Beginning of period	0
End of period*	$20,456
*Including net (overdistributed) investment income of:	$(61)

See accompanying notes

6

Schedule of Investments

Global Bond Portfolio

December 31, 2002

		Principal Amount (000s)	Value (000s)
CANADA (f) (g) 0.7%
Commonwealth of Canada
5.500% due 06/01/2009	C$	100	$67
5.500% due 06/01/2010		100	67

Total Canada (Cost $131)			134

FRANCE (f) (g) 0.2%
France Telecom S.A.
1.022% due 07/16/2003 (a)	JY	5,000	42

Total France (Cost $37)			42

GERMANY (f) (g) 10.3%
Republic of Germany
5.000% due 08/19/2005	EC	100	110
6.000% due 01/05/2006 (b)		300	341
6.250% due 04/26/2006		100	115
5.250% due 07/04/2010 (b)		1,120	1,272
6.500% due 07/04/2027 (b)		200	259

Total Germany (Cost $1,731)			2,097

ITALY (f) (g) 4.0%
Republic of Italy
9.500% due 02/01/2006	EC	650	809

Total Italy (Cost $644)			809

JAPAN (f) (g) 5.9%
Government of Japan
1.800% due 03/22/2010 (b)	JY	35,000	321
1.500% due 12/20/2011		100,000	894

Total Japan (Cost $1,170)			1,215

NETHERLANDS (f) (g) 3.9%
Kingdom of Netherlands
6.000% due 01/15/2006	EC	700	797

Total Netherlands (Cost $686)			797

UNITED KINGDOM (f) (g) 0.9%
United Kingdom Gilt
7.250% due 12/07/2007	BP	100	183

Total United Kingdom (Cost $156)			183

UNITED STATES 29.1%
Convertible Bonds & Notes 0.2%
Verizon Global Funding Corp.
5.750% due 04/01/2003		$40	40

Corporate Bonds & Notes 0.3%
CIT Group, Inc.
5.625% due 05/17/2004		40	41
Kinder Morgan, Inc.
6.450% due 03/01/2003		20	20

			61

Mortgage-Backed Securities 9.9%
ABN AMRO Mortgage Corp.
6.500% due 01/25/2032		46	47
Countrywide Home Loans, Inc.
5.933% due 03/19/2032 (a)		15	15
5.006% due 09/19/2032 (a)		73	74
Fannie Mae
5.500% due 01/21/2018 (a)		1,000	1,036
Freddie Mac
4.868% due 02/01/2029 (a)		$92	$96
Government National Mortgage Association
6.625% due 11/20/2024 (a)		32	33
6.000% due 01/22/2033 (a)		500	520
Residential Funding Mortgage Securities I, Inc.
6.250% due 02/25/2032		1	1
Sequoia Mortgage Trust
1.720% due 08/20/2032 (a)		77	77
Structured Asset Securities Corp.
1.870% due 06/25/2017 (a)		43	43
Washington Mutual Mortgage Securities Corp.
5.232% due 10/25/2032 (a)		89	92

			2,034

Municipal Bonds & Notes 0.5%
California State Revenue Anticipation Notes, Series 2002F
1.419% due 06/20/2003 (a)		100	100

U.S. Government Agencies 1.0%
Federal Home Loan Bank
4.375% due 08/15/2007		100	102
Freddie Mac
3.875% due 04/11/2005		100	101

			203

U.S. Treasury Obligations 17.2%
Treasury Inflation Protected Securities (d)
3.625% due 01/15/2008		673	739
3.875% due 01/15/2009		221	247
U.S. Treasury Bonds
7.250% due 05/15/2016		200	256
7.500% due 11/15/2016		100	131
8.125% due 08/15/2019		100	139
6.250% due 08/15/2023		1,000	1,175
U.S. Treasury Strips (IO)
0.000% due 05/15/2017		1,700	837

			3,524

Total United States (Cost $5,874)			5,962

PURCHASED CALL OPTIONS 0.0%
U.S. Treasury Bond March Futures (CBOT)
Strike @ 118.000 Exp. 02/22/2003		$1,800	1

Total Purchased Call Options (Cost $0)			1

PURCHASED PUT OPTIONS 0.0%
Euribor March Futures (OTC)
Strike @ 94.000 Exp. 03/17/2003	EC	2,000	0
Eurodollar March Futures (CME)
Strike @ 97.000 Exp. 03/17/2003		$1,000	0
Eurodollar March Futures (CME)
Strike @ 95.750 Exp. 03/17/2003		2,000	0
Japanese Government Bond March Futures (OTC)
Strike @ 126.000 Exp. 03/03/2003	JY	100,000	0
Republic of Germany (OTC)
4.750% due 07/04/2008
Strike @ 92.000 Exp. 04/03/2003	EC	1,800	0
Republic of Germany (OTC)
5.000% due 07/04/2012
Strike @ 90.500 Exp. 04/03/2003		900	0
Republic of Germany March Futures (OTC)
Strike @ 94.000 Exp. 03/03/2003		400	0

Total Purchased Put Options (Cost $1)			0

See accompanying notes

7

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 60.3%
Commercial Paper 15.0%
CDC
1.310% due 02/03/2003	$400	$399
Danske Corp.
1.310% due 03/05/2003	400	399
Fannie Mae
1.700% due 01/15/2003	500	500
1.235% due 02/12/2003 (c)	65	65
1.240% due 02/12/2003 (c)	10	10
1.305% due 05/14/2003	300	298
Federal Home Loan Bank
1.280% due 03/19/2003	200	199
HBOS Treasury Services PLC
1.335% due 03/11/2003	400	399
Svenska Handlesbank, Inc.
1.330% due 01/30/2003	400	400
UBS Finance LLC
1.315% due 02/19/2003	400	399

		3,068

Repurchase Agreements 44.4%
Credit Suisse First Boston
1.130% due 01/02/2003	4,900	4,900
(Dated 12/31/2002. Collateralized by U.S. Treasury Bonds 6.250% due 05/15/2030 valued at $5,051. Repurchase proceeds are $4,900.)
Lehman Brothers, Inc.
1.150% due 01/02/2003	4,000	4,000
(Dated 12/31/2002. Collateralized by U.S. Treasury Notes 6.750% due 05/15/2005 valued at $4,089. Repurchase proceeds are $4,000.)
State Street Bank
1.050% due 01/02/2003	183	183
(Dated 12/31/2002. Collateralized by Fannie Mae 0.000% due 01/15/2003 valued at $190. Repurchase proceeds are $183.)

		9,083

U.S. Treasury Bills 0.9%
1.159% due 02/13/2003-02/20/2003 (c)(d)	185	185

Total Short-Term Instruments (Cost $12,336)		12,336

Total Investments 115.3% (Cost $22,766)		$23,576
Written Options (h) (0.2%) (Premiums $34)		(45)
Other Assets and Liabilities (Net) (15.1%)		(3,075)

Net Assets 100.0%		$20,456

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security. The rate listed is as of December 31, 2002.

(b) Security, or a portion thereof, subject to financing transaction.

(c) Securities with an aggregate market value of $260 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:
Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options Strike @ 96.250 (03/2003)	2	$0
Euribor March Futures (03/2004)	2	3
Euro-Bobl 5 Year Note (03/2003)	18	39
Euro-Bund 10 Year Note (03/2003)	47	23
Government of Japan 10 Year Notes (03/2003)	1	5
U.S. Treasury 5 Year Note (03/2003)	20	(49)
U.S. Treasury 10 Year Note (03/2003)	16	41
Eurodollar September Futures (09/2003)	3	7

		$69

(d) Principal amount of security is adjusted for inflation.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	A$	28	01/2003	$0	$0	$0
Buy		28	02/2003	0	0	0
Buy	BP	520	01/2003	6	0	6
Buy	C$	693	01/2003	2	(1)	1
Sell		213	01/2003	0	(1)	(1)
Buy	DK	1,675	03/2003	4	0	4
Buy	EC	4,153	01/2003	40	0	40
Sell		259	01/2003	0	(12)	(12)
Buy	JY	359,409	01/2003	37	0	37
Sell		4,893	01/2003	0	(2)	(2)
Buy		294,133	02/2003	113	0	113
Buy	SK	733	03/2003	3	0	3

				$205	$(16)	$189

(g) Principal amount denoted in indicated currency:

A$– Australian Dollar
BP – British Pound
C$– Canadian Dollar
DK – Danish Krone
EC – Euro
JY – Japanese Yen

See accompanying notes

8

(h) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.130 Exp. 11/10/2003	400,000	$8	$26
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 09/23/2005	200,000	7	6
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 09/23/2005	200,000	5	3
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 03/24/2003	300,000	2	0
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 10/20/2003	150,000	2	3
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 11/19/2003	200,000	2	3
Call - CBOT U.S. Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003	5	5	3
Put - CBOT U.S. Treasury Note March Futures
Strike @ 108.000 Exp. 02/22/2003	5	3	1
Call & Put - OTC % U.S. Dollar Forward Delta/Neutral
Straddle vs. Japanese Yen Strike and Premium determined on 12/18/2007, based on an implied volatility parameter of 18.500% Exp. 12/18/2012	50,000	0	0

		$34	$45

(i) Short sales open at December 31, 2002 were as follows:
Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	4.875	02/15/2012	$600	$652	$638
U.S. Treasury Note	4.375	05/15/2007	400	430	423
U.S. Treasury Note	4.375	08/15/2012	200	209	205
U.S. Treasury Note	5.000	08/15/2011	100	110	107
U.S. Treasury Note	3.000	11/15/2007	100	101	100

				$1,502	$1,473

(j) Swap agreements outstanding at December 31, 2002:
Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month Australian Bank Bill and pay a fixed rate equal to 6.050%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012	A$	600	$(5)
Receive floating rate based on 6-month Australian Bank Bill and pay a fixed rate equal to 6.010%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012		400	(3)
Receive a fixed rate equal to 6.300% and pay floating rate based on 3-month Canadian Bank Bill.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012	C$	500	3
Receive a fixed rate equal to 6.260% and pay floating rate based on 3-month Canadian Bank Bill.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012		400	2
Receive a fixed rate equal to 4.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: ABN AMRO Bank N.V.
Exp. 03/19/2004	EC	300	$1
Receive a fixed rate equal to 4.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 03/19/2004		1,200	5
Receive a fixed rate equal to 4.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co.
Exp. 03/19/2004		200	1
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co.
Exp. 06/17/2012		100	(5)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 12/15/2031		100	(11)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 03/15/2016	BP	300	(4)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.753%.
Counterparty: Goldman Sachs & Co.
Exp. 02/08/2006	H$	1,200	(4)
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: UBS Warburg LLC
Exp. 06/18/2005		$1,000	6
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 06/18/2023		400	(14)
Receive a fixed rate equal to 5.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America, N.A.
Exp. 06/18/2008		200	4
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America, N.A.
Exp. 06/18/2013		100	(3)
Receive a fixed rate equal to 3.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America, N.A.
Exp. 06/18/2004		200	2

			$(25)

See accompanying notes

9

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Global Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on January 10, 2002.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income.  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency.  The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

          Multiclass Operations.  Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

10

          Federal Income Taxes.  The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions.  The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts.  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts.  The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Short Sales.  The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

          Forward Currency Transactions.  The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

11

          Swap Agreements.  The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements.  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

12

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of organizational expenses or the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class

Global Bond Portfolio	0.90%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Global Bond Portfolio	$35,532	$30,186	$13,778	$5,876

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Global Bond Portfolio

Premium

Balance at 01/10/2002	$0
Sales	46
Closing Buys	(12)
Expirations	0
Exercised	0

Balance at 12/31/2002	$34

13

6.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral

Global Bond Portfolio	$287	$61	$(162)	$(5)	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, foreign currency transactions, and straddle loss deferrals.

(2)	Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Global Bond Portfolio	$22,766	$813	$(3)	$810

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

Global Bond Portfolio	$144	$40	$0

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Global Bond Portfolio

	Period from 01/10/2002 to 12/31/2002
	Shares	Amount

Receipts for shares sold
Administrative Class	2,182	$24,269
Issued as reinvestment of distributions Administrative Class	17	184
Cost of shares redeemed Administrative Class	(449)	(4,988)

Net increase resulting from Portfolio share transactions	1,750	$19,465

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Global Bond Portfolio
Administrative Class	3	88

14

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Global Bond Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Global Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

15

Management of the Trust Information (Unaudited)

          The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1] Trustees serve until their successors are duly elected and qualified.
* Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

16

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57)	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

17

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEW PORT CENTER DRIVE , SUITE 300
NEW PORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
MONEY MARKET PORTFOLIO
INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Money Market Portfolio (Institutional Class)	2	7

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Money Market Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum current income, consistent with preservation of capital and daily liquidity.	47.5 days	$25.9 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	4/10/2000	Paul A. McCulley
Primarily money market instruments.

TOTAL RETURN INVESTMENT PERFORMANCE  For the period ended December 31, 2002

	7 Day Yield	1 Year	Since Inception *
Money Market Portfolio Institutional Class	1.20%	1.56%	3.72%
Salomon Smith Barney 3-Month U.S. Treasury Bill Index	—	1.70%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                                   QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the Index. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

PORTFOLIO INSIGHTS

•

The total return performance of the Money Market Portfolio Institutional Class was 1.56% for the year ended December 31, 2002, versus a return of 1.70% for the benchmark Salomon Smith Barney 3-Month Treasury Bill Index.

•	While 2002 was a difficult year for financial assets, fixed income markets weathered the storm far better than more volatile asset classes.

•	The Portfolio’s average duration was maintained at about one-month, providing for ample liquidity and limiting the price effects from increasing yields.

•	The Portfolio maintained a Aaa rating by holding the highest quality short-term securities; holdings remained very liquid, which helped to protect principal.

•	U.S. issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity, and low credit exposure.

•	Seven-day and thirty-day SEC yields were 1.20% and 1.30%, respectively, at quarter-end. These yields are competitive with yields on similar duration portfolios.

2

Financial Highlights

Money Market Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002	12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$1.00	$1.00	$1.00
Net investment income (a)	0.02	0.04	0.04
Net realized/unrealized gain (loss) on investments (a)	0.00	0.00	0.00
Total income from investment operations	0.02	0.04	0.04
Dividends from net investment income	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gains	0.00	0.00	0.00
Total distributions	(0.02)	(0.04)	(0.04)
Net asset value end of period	$1.00	$1.00	$1.00
Total return	1.56%	3.99%	4.60%
Net assets end of period (000s)	$11	$11	$80
Ratio of expenses to average net assets	0.35%	0.35%	0.35%*
Ratio of net investment income to average net assets	1.58%	4.59%	6.02%*
Portfolio turnover rate	N/A	N/A	N/A

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

See accompanying notes

3

Statement of Assets and Liabilities

Money Market Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$25,796
Cash	1
Interest and dividends receivable	85

25,882

Liabilities:
Payable for Portfolio shares redeemed	$11
Accrued investment advisory fee	3
Accrued administration fee	4
Accrued servicing fee	3
21

Net Assets	$25,861

Net Assets Consist of:
Paid in capital	$25,861
Undistributed net investment income	9
Accumulated undistributed net realized (loss)	(9)
Net unrealized appreciation (depreciation)	0

$25,861

Net Assets:
Institutional Class	$11
Administrative Class	25,850
Shares Issued and Outstanding:
Institutional Class	11
Administrative Class	25,850
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00
Cost of Investments Owned	$25,796

See accompanying notes

4

Statement of Operations

Money Market Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$398
Total Income	398
Expenses:
Investment advisory fees	32
Administration fees	42
Distribution and/or servicing fees - Administrative Class	32
Trustees’ fees	1
Total Expenses	107

Net Investment Income	291

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	0
Net change in unrealized appreciation (depreciation) on investments	0
Net Gain (Loss)	0

Net Increase in Assets Resulting from Operations	$291

See accompanying notes

5

Statements of Changes in Net Assets

Money Market Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$291	$223
Net realized gain (loss)	0	0
Net change in unrealized appreciation (depreciation)	0	0

Net increase resulting from operations	291	223

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1)
Administrative Class	(291)	(222)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	0

Total Distributions	(291)	(223)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	38,288	11,748
Issued as reinvestment of distributions
Institutional Class	0	1
Administrative Class	291	222
Cost of shares redeemed
Institutional Class	0	(70)
Administrative Class	(25,589)	(3,444)
Net increase resulting from Portfolio share transactions	12,990	8,457

Total Increase in Net Assets	12,990	8,457

Net Assets:
Beginning of period	12,871	4,414
End of period*	$25,861	$12,871
*Including net undistributed investment income of:	$9	$0

See accompanying notes

6

Schedule of Investments

Money Market Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 12.8%
Banking & Finance 11.6%
Citicorp
7.125% due 06/01/2003	$500	$511
Merrill Lynch & Co., Inc.
6.000% due 02/12/2003	557	559
Morgan Stanley
7.125% due 08/15/2003	500	516
National Rural Utilities Cooperative Finance Corp.
5.950% due 01/15/2003	250	250
7.375% due 02/10/2003	400	402
Wells Fargo Financial, Inc.
5.375% due 09/30/2003	300	308
7.250% due 07/14/2003	460	473

		3,019

Industrials 1.2%
Procter & Gamble Co.
5.250% due 09/15/2003	300	307

Total Corporate Bonds & Notes (Cost $3,326)		3,326

U.S. GOVERNMENT AGENCIES 3.9%
Fannie Mae
5.750% due 04/15/2003	1,000	1,012

Total U.S. Government Agencies (Cost $1,012)		1,012

SHORT-TERM INSTRUMENTS 83.0%
Commercial Paper 81.9%
Abbott Laboratories
1.300% due 01/17/2003	1,000	999
ANZ (Delaware), Inc.
1.510% due 01/15/2003	300	300
1.740% due 01/16/2003	600	599
Becton Dickinson & Co.
1.700% due 01/06/2003	800	800
BP Amoco Capital PLC
1.750% due 03/26/2003	1,000	999
CBA (de) Finance
1.320% due 02/06/2003	1,000	999
CDC
1.340% due 02/03/2003	1,000	1,000
Danske Corp.
1.315% due 03/05/2003	900	899
Eksportfinans ASA
1.310% due 02/21/2003	900	898
Fonterra Co-operative Group Ltd.
1.360% due 02/26/2003	1,000	998
GlaxoSmithKline Finance PLC
1.320% due 02/24/2003	700	700
HBOS Treasury Services PLC
1.350% due 03/06/2003	500	499
1.770% due 01/15/2003	400	400
KFW International Finance, Inc.
1.310% due 01/13/2003	1,000	999
Kraft Foods, Inc.
1.330% due 02/06/2003	1,000	999
Merck & Co., Inc.
1.300% due 01/10/2003	200	200
PB Finance (Delaware), Inc.
1.700% due 02/11/2003	700	699
Pfizer, Inc.
1.300% due 02/06/2003	1,000	999
Rabobank Nederland NV
1.320% due 01/17/2003	800	799
Reseau Ferre De France
1.310% due 02/19/2003	1,000	998
Svenska Handelsbank
1.550% due 01/03/2003	1,000	1,000
Swedish National Housing Finance
1.360% due 03/11/2003	1,000	998
Toyota Motor Credit Corp.
1.320% due 01/30/2003	1,000	999
UBS Finance LLC
1.330% due 02/19/2003	1,000	1,000
Washington Post Co.
1.720% due 02/05/2003	800	799
Westpac Trust Securities NZ Ltd.
1.320% due 03/26/2003	600	599

		21,178

Repurchase Agreement 1.1%
State Street Bank
1.050% due 01/02/2003	280	280
(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 01/30/2004 valued at $289. Repurchase proceeds are $280.)

Total Short-Term Instruments (Cost $21,458)		21,458

Total Investments 99.7% (Cost $25,796)		$25,796
Other Assets and Liabilities (Net) 0.3%		65

Net Assets 100.0%		$25,861

See accompanying notes

7

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation.  Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

          Securities Transactions and Investment Income.  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

          Multiclass Operations.  Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes.  The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Repurchase Agreements.  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee.  Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

          Administration Fee.  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

8

          Servicing Fee.  PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses.  The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Money Market Portfolio	0.35%	0.50%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

9

4.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences(1)	Accumulated Capital Losses(2)	Post-October Deferral

Money Market Portfolio	$11	$0	$0	$(2)	$(9)	$0

(1)			Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

(2)			Capital loss carryovers expire in varying amounts through December 31, 2010.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Money Market Portfolio	$25,796	$0	$0	$0

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

		Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

Money Market Portfolio		$291	$0	$0

5.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Money Market Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	38,288	38,288	11,748	11,748
Issued as reinvestment of distributions
Institutional Class	0	0	1	1
Administrative Class	291	291	222	222
Cost of shares redeemed
Institutional Class	0	0	(70)	(70)
Administrative Class	(25,589)	(25,589)	(3,444)	(3,444)

Net increase resulting from Portfolio share transactions	12,990	$12,990	8,457	$8,457

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Money Market Portfolio
Institutional Class	1	100
Administrative Class	1	100

10

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Money Market Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Money Market Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

11

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities)

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

12

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

13

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
LOW DURATION PORTFOLIO
INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Low Duration Portfolio (Institutional Class)	2	7-9

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Low Duration Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	1.2 years	$19.5 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	4/10/2000	William H. Gross
Primarily short maturity fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	Since Inception*
Low Duration Portfolio Institutional Class	7.22%	7.77%
Merrill Lynch 1-3 Year Treasury Index	5.75%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                                    QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results.  Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The Low Duration Portfolio Institutional Class outperformed its benchmark, returning 7.22% for the year ended December 31, 2002, versus a return of 5.75% for the Merrill Lynch 1-3 Year Treasury Index.

•	Maintaining an above-Index duration, or sensitivity to changes in interest rates, positively impacted returns as short rates fell during the year.

•	The Portfolio’s broader-than-Index maturity structure detracted from returns as short rates fell more dramatically than intermediate rates.

•	An allocation to mortgage backed securities was strongly positive as the sector outperformed Treasuries. Positive security selection also added to returns.

•

Despite widening credit spreads, the Portfolio’s allocation to high yield issues added to performance due to attractive yields. An allocation to investment grade corporate bonds was negative for the year.

•	Non-US holdings, particularly in Germany, added to performance over the year, while limited emerging market positions were neutral for performance.

2

Financial Highlights

Low Duration Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002	12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$9.95	$9.82	$9.70
Net investment income (a)	0.38	0.60	0.46
Net realized/unrealized gain on investments (a)	0.33	0.15	0.12
Total income from investment operations	0.71	0.75	0.58
Dividends from net investment income	(0.37)	(0.56)	(0.46)
Distributions from net realized capital gains	(0.06)	(0.06)	0.00
Total distributions	(0.43)	(0.62)	(0.46)
Net asset value end of period	$10.23	$9.95	$9.82
Total return	7.22%	7.77%	6.13%
Net assets end of period (000s)	$11	$468	$5,430
Ratio of expenses to average net assets	0.51% (b)	0.55% (b)	0.50% *
Ratio of net investment income to average net assets	3.79%	5.99%	6.49% *
Portfolio turnover rate	339%	661%	165%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes

3

Statement of Assets and Liabilities

Low Duration Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$22,997
Cash	1
Foreign currency, at value	88
Receivable for investments sold	417
Unrealized appreciation on forward foreign currency contracts	2
Receivable for Portfolio shares sold	296
Interest and dividends receivable	78
Swap premiums paid	2
Unrealized appreciation on swap agreements	6

23,887

Liabilities:
Payable for investments purchased	$4,140
Payable for financing transactions	8
Written options outstanding	6
Payable for Portfolio shares redeemed	207
Accrued investment advisory fee	4
Accrued administration fee	4
Accrued servicing fee	2
Swap premiums received	1
Unrealized depreciation on swap agreements	9

4,381

Net Assets	$19,506

Net Assets Consist of:
Paid in capital	$19,222
Undistributed net investment income	90
Accumulated undistributed net realized gain	14
Net unrealized appreciation	180

$19,506

Net Assets:
Institutional Class	$11
Administrative Class	19,495
Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	1,905
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.23
Administrative Class	10.23
Cost of Investments Owned	$22,837

Cost of Foreign Currency Held	$84

See accompanying notes

4

Statement of Operations

Low Duration Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$415

Total Income	415

Expenses:
Investment advisory fees	25
Administration fees	25
Distribution and/or servicing fees - Administrative Class	15
Trustees’ fees	2
Interest expense	1

Total Expenses	68
Reimbursement by Manager	(1)

Net Expenses	67

Net Investment Income	348

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	175
Net realized gain on futures contracts, written options, and swaps	19
Net realized gain on foreign currency transactions	48
Net change in unrealized appreciation on investments	104
Net change in unrealized appreciation on futures contracts, written options, and swaps	13

Net Gain	359

Net Increase in Assets Resulting from Operations	$707

See accompanying notes

5

Statements of Changes in Net Assets

Low Duration Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$348	$350
Net realized gain	242	59
Net change in unrealized appreciation	117	64

Net increase resulting from operations	707	473

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(205)
Administrative Class	(347)	(145)
From net realized capital gains
Institutional Class	0	(3)
Administrative Class	(85)	(29)

Total Distributions	(433)	(382)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	15,004	4,669
Issued as reinvestment of distributions
Institutional Class	1	208
Administrative Class	432	174
Cost of shares redeemed
Institutional Class	(460)	(5,270)
Administrative Class	(1,388)	(401)

Net increase (decrease) resulting from Portfolio share transactions	13,589	(620)

Total Increase (Decrease) in Net Assets	13,863	(529)

Net Assets:
Beginning of period	5,643	6,172
End of period*	$19,506	$5,643
*Including net undistributed (overdistributed) investment income of:	$90	$(7)

See accompanying notes

6

Schedule of Investments

Low Duration Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 9.8%
Banking & Finance 2.6%
CIT Group, Inc.
7.500% due 11/14/2003	$100	$104
General Motors Acceptance Corp.
2.016% due 08/04/2003 (a)	200	198
2.190% due 07/21/2004 (a)	100	97
Pemex Project Funding Master Trust
3.260% due 01/07/2005 (a)	100	100

		499

Industrials 3.7%
Conoco Funding Co.
5.450% due 10/15/2006	100	108
DaimlerChrysler North America Holding Corp.
2.186% due 08/02/2004 (a)	200	199
Kinder Morgan, Inc.
6.450% due 03/01/2003	143	144
Limestone Electron Trust
8.625% due 03/15/2003	130	123
Witco Corp.
6.600% due 04/01/2003	150	149

		723

Utilities 3.5%
Appalachian Power Co.
4.800% due 06/15/2005	40	40
British Telecom PLC
3.181% due 12/15/2003 (a)	100	101
Dominion Resources, Inc.
7.600% due 07/15/2003	100	102
France Telecom S.A.
8.700% due 03/01/2006 (a)	100	110
Pacific Gas & Electric Co.
7.575% due 10/31/2049 (a)(b)	100	95
Sprint Capital Corp.
5.700% due 11/15/2003	200	199
6.125% due 11/15/2008	35	32

		679

Total Corporate Bonds & Notes (Cost $1,882)		1,901

MUNICIPAL BONDS & NOTES 1.0%
California 1.0%
California State Revenue Anticipation Notes, Series 2002
1.419% due 06/20/2003 (a)	200	199

Total Municipal Bonds & Notes (Cost $199)		199

U.S. GOVERNMENT AGENCIES 7.5%
Federal Home Loan Bank
2.950% due 05/13/2005	300	300
5.500% due 04/17/2006	1,000	1,097
Freddie Mac
3.875% due 06/27/2005	70	71

Total U.S. Government Agencies (Cost $1,452)		1,468

U.S. TREASURY OBLIGATIONS 0.8%
Treasury Inflation Protected Securities (j)
3.875% due 01/15/2009	111	123
3.875% due 04/15/2029	33	41

Total U.S. Treasury Obligations (Cost $159)		164

MORTGAGE-BACKED SECURITIES 51.6%
Collateralized Mortgage Obligations 14.9%
Bank of America Mortgage Securities, Inc.
6.191% due 07/25/2031 (a)	27	27
1.000% due 10/20/2032 (a)	84	84
Bear Stearns Adjustable Rate Mortgage Trust
6.230% due 01/25/2032 (a)	32	32
5.431% due 10/25/2032 (a)	19	19
5.381% due 01/25/2033 (a)	200	204
Countrywide Alternative Loan Trust
4.750% due 01/25/2033	278	282
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	90	89
6.170% due 06/25/2032 (a)	40	41
5.768% due 10/25/2032 (a)	96	98
2.360% due 08/25/2033 (a)	98	98
4.370% due 12/19/2039 (a)	54	55
Fannie Mae
5.000% due 09/25/2018	57	58
6.000% due 12/25/2028	177	181
Federal Housing Administration
7.430% due 10/01/2020	363	351
6.500% due 01/30/2043	100	106
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	10	11
Freddie Mac
1.770% due 07/15/2028 (a)	20	19
5.625% due 07/15/2028	65	66
General Electric Capital Mortgage Services, Inc.
6.500% due 03/25/2024	135	136
GSR Mortgage Loan Trust
5.358% due 01/25/2032 (a)	144	150
2.882% due 10/25/2032 (a)	110	111
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	8	8
Residential Funding Mortgage Securities I, Inc.
5.690% due 09/25/2032 (a)	40	41
Sequoia Mortgage Trust
1.728% due 06/20/2032 (a)	94	94
1.720% due 08/20/2032 (a)	48	48
Structured Asset Mortgage Investments, Inc.
1.750% due 09/19/2032 (a)	118	118
Structured Asset Securities Corp.
1.680% due 10/25/2027 (a)	81	81
6.750% due 07/25/2029	77	79
6.150% due 07/25/2032 (a)	17	17
Washington Mutual Mortgage Securities Corp.
6.196% due 07/25/2032	76	78
Washington Mutual, Inc.
5.500% due 09/25/2032	59	60
4.508% due 01/25/2041 (a)	37	38
Wells Fargo Mortgage-Backed Securities Trust
7.000% due 02/25/2016	21	21

		2,901

Fannie Mae 36.1%
4.068% due 09/01/2040 (a)	78	80
5.500% due 10/01/2017-01/21/2018 (c)	3,496	3,624
6.000% due 06/01/2016-01/21/2018 (c)	3,098	3,242
6.500% due 07/01/2032	84	87

		7,033

Freddie Mac 0.5%
6.000% due 09/01/2016	100	105

Government National Mortgage Association 0.1%
7.000% due 02/15/2030	26	28

Total Mortgage-Backed Securities (Cost $9,937)		10,067

ASSET-BACKED SECURITIES 2.8%
Ace Securities Corp.
1.760% due 06/25/2032 (a)	18	18
CIT Group Home Equity Loan Trust
1.650% due 06/25/2033 (a)	87	86
Equity One ABS, Inc.
1.660% due 11/25/2032 (a)	79	79
Home Equity Mortgage Trust
1.750% due 11/25/2032 (a)	77	77
See accompanying notes

7

	Principal Amount (000s)		Value (000s)

Household Mortgage Loan Trust
1.688% due 05/20/2032 (a)		$17	$17
Irwin Home Equity Loan Trust
1.710% due 06/25/2029 (a)		20	20
Morgan Stanley Dean Witter Capital I
1.710% due 07/25/2032 (a)		41	41
Salomon Brothers Mortgage Securities VII, Inc.
1.740% due 06/25/2032 (a)		21	21
Structured Asset Securities Corp.
1.710% due 07/25/2032 (a)		92	92
Summit Acceptance Auto Receivables Trust
7.420% due 05/17/2004		18	18
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013		79	80

Total Asset-Backed Securities (Cost $550)			549

SOVEREIGN ISSUES 0 . 4%
Republic of Brazil
3.062% due 04/15/2006 (a)		95	76

Total Sovereign Issues (Cost $89)			76

FOREIGN CURRENCY-DENOMINATED ISSUES (g)(h) 0.1%
Republic of Germany
4.250% due 03/14/2003 (d)	EC	10	11

Total Foreign Currency-Denominated Issues (Cost $10)			11

CONVERTIBLE BONDS & NOTES 2.1%
Banking & Finance 2.1%
Verizon Global Funding Corp.
5.750% due 04/01/2003		$400	404

Total Convertible Bonds & Notes (Cost $401)			404

SHORT-TERM INSTRUMENTS 41.8%
Commercial Paper 31.3%
ABN AMRO Mortgage Corp.
1.320% due 02/10/2003		400	399
Anz, Inc.
1.310% due 03/06/2003		700	698
BP Amoco Capital PLC
1.340% due 03/26/2003		500	498
CDC
1.310% due 02/03/2003		300	300
Danske Corp.
1.315% due 03/05/2003		500	499
Eksportfinans ASA
1.325% due 02/21/2003		600	599
Fannie Mae
1.700% due 01/15/2003		300	300
1.240% due 02/12/2003 (e)		20	20
Freddie Mac
1.265% due 02/13/2003		100	100
HBOS Treasury Services PLC
1.790% due 03/11/2003		700	699
Lloyds TSB Bank PLC
1.305% due 03/26/2003		400	399
National Australia Funding, Inc.
1.410% due 01/02/2003		900	900
UBS Finance LLC
1.325% due 02/19/2003		700	698

			6,109

Repurchase Agreements 10.5%
Lehman Brothers, Inc.
1.150% due 01/02/2003		1,600	1,600
(Dated 12/31/2002. Collateralized by U.S. Treasury Note 7.875% due 11/15/2004 valued at $1,635. Repurchase proceeds are $1,600.)
State Street Bank
1.050% due 01/02/2003		449	449
(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 01/30/2004 valued at $461. Repurchase proceeds are $449.)

			2,049

Total Short-Term Instruments (Cost $8,158)			8,158

Total Investments 117.9% (Cost $22,837)			$22,997
Written Options (f) (0.0%) (Premiums $4)			(6)
Other Assets and Liabilities (Net) (17.9%)			(3,485)

Net Assets 100.0%			$19,506

Notes to Schedule of Investments
(amounts in thousands, except number of contracts):

(a) Variable rate security. The rate listed is as of December 31, 2002.

(b) Security is in default.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Security, or a portion thereof, subject to financing transaction.

(e) Securities with an aggregate market value of $20 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation

Euribor Written Put Options Strike @ 96.750 (03/2003)	4	$2
Euribor Written Put Options Strike @ 97.000 (03/2003)	8	3
Euro-Bobl 5 Year Note (03/2003)	6	14
Euribor June Futures (06/2003)	1	1
Euribor September Futures (09/2003)	3	1

		$21

(f) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 07/22/2003	400,000	$4	$6

(g) Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	EC	30	02/2003	$2	$0	$2

See accompanying notes

8

(h) Principal amount denoted in indicated currency:

BP – British Pound
EC – Euro
JY – Japanese Yen

(i) Swap agreements outstanding at December 31, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2032	BP	100	$(3)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.805%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 01/11/2011	JY	4,000	(3)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Counterparty: Goldman Sachs & Co.
Exp. 06/18/2007		7,100	0
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/15/2032	EC	200	6
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 05/19/2004		$30	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 06/18/2013		100	(3)

			$(3)

(j) Principal amount of security is adjusted for inflation.

See accompanying notes

9

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day.  Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

10

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

11

          Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

12

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Low Duration Portfolio	0.50%	0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Low Duration Portfolio	$35,283	$29,763	$4,807	$1,053

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Low Duration Portfolio

Premium

Balance at 12/31/2001	$0
Sales	9
Closing Buys	(1)
Expirations	(4)
Exercised	0

Balance at 12/31/2002	$4
__________________________

13

6.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)

Low Duration Portfolio	$98	$19	$14	$(1)	$0	$(3)

(1)				Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.
(2)				Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(3)				Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)

Low Duration Portfolio	$22,840	$209	$(52)	$157

(4)			Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(5)	Long-Term Capital Gains Distributions	Return of Capital

Low Duration Portfolio	$418	$15	$0

(5)	Includes short-term capital gains.

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Low Duration Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,479	15,004	467	4,669
Issued as reinvestment of distributions
Institutional Class	0	1	21	208
Administrative Class	43	432	17	174
Cost of shares redeemed
Institutional Class	(46)	(460)	(527)	(5,270)
Administrative Class	(137)	(1,388)	(40)	(401)

Net increase (decrease) resulting from Portfolio share transactions	1,339	$13,589	(62)	$(620)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Low Duration Portfolio
Institutional Class	1	100
Administrative Class	2	76

14

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Low Duration Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Low Duration Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

15

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

16

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57)	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

17

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO  VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE , SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
HIGH YIELD PORTFOLIO
INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

High Yield Portfolio (Institutional Class)	2	7-11

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that US and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful US Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad US bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the US As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

High Yield Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	3.8 years	$481.5 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	7/01/2002	Raymond G. Kennedy
Primarily higher yielding fixed income securities.

TOTAL CUMULATIVE RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	6 Months	Since Inception
High Yield Portfolio Institutional Class	3.43%	3.43%
Merrill Lynch US High Yield BB-B Rated Index	3.49%	—

all portfolio returns are net of fees and expenses

SECTOR BREAKDOWN*                                  QUALITY BREAKDOWN*

* % of Total Investments as of December 31,2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 7/01/2002, the Portfolio’s Institutional Class inception date, compared to the Merrill Lynch US High Yield BBB Rated Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political economic uncertainty. These risks may be enhanced when investing in emerging markets. The investments made by the High Yield Portfolio may involve high risk and may have speculative characteristics.

PORTFOLIO INSIGHTS

•	The High Yield Portfolio Institutional Class shares returned 3.43% for the six-month period ended December 31, 2002, compared to 3.49% for the Merrill Lynch US High Yield BB/B Rated Index.

•	The Portfolio’s exposure to BBB-rated issues detracted slightly from performance as BBBs underperformed the broader high yield market during the second half of the year.

•	An overweight in telecom added to performance as a strong rebound in large-cap issues resulted in this sector’s significant outperformance toward the end of the year.

•	As many energy companies sold non-core assets and trimmed debt, amidst an environment of rising energy prices, an overweight to this sector was a positive for relative performance.

•	An underweight to consumer sensitive sectors detracted from returns as strong performance in the third quarter outweighed their modest results at the end of the year.

2

Financial Highlights

High Yield Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	07/01/2002-12/31/2002

Net asset value beginning of period	$7.25
Net investment income (a)	0.30
Net realized/unrealized (loss) on investments (a)	(0.07)
Total income from investment operations	0.23
Dividends from net investment income	(0.31)
Distributions from net realized capital gains	0.00
Total distributions	(0.31)
Net asset value end of period	$7.17
Total return	3.43%
Net assets end of period (000s)	$10
Ratio of expenses to average net assets	0.60	%*(b)
Ratio of net investment income to average net assets	8.70	%*
Portfolio turnover rate	102%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.61%.

See accompanying notes

3

Statement of Assets and Liabilities

High Yield Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$477,145
Cash	1,740
Foreign currency, at value	621
Receivable for investments sold	573
Receivable for Portfolio shares sold	2,654
Interest and dividends receivable	9,182
Unrealized appreciation on swap agreements	61
Other assets	2

491,978

Liabilities:
Payable for investments purchased	$6,973
Unrealized depreciation on forward foreign currency contracts	688
Written options outstanding	1,913
Payable for Portfolio shares redeemed	3
Accrued investment advisory fee	92
Accrued administration fee	128
Accrued servicing fee	53
Swap premiums received	150
Unrealized depreciation on swap agreements	495

10,495

Net Assets	$481,483

Net Assets Consist of:
Paid in capital	$537,681
(Overdistributed) net investment income	(128)
Accumulated undistributed net realized (loss)	(40,838)
Net unrealized (depreciation)	(15,232)

$481,483

Net Assets:
Institutional Class	$10
Administrative Class	481,473
Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	67,114
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$7.17
Administrative Class	7.17
Cost of Investments Owned	$491,245

Cost of Foreign Currency Held	$605

See accompanying notes

4

Statement of Operations

High Yield Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest, net of foreign taxes	$28,760
Dividends, net of foreign taxes	332
Miscellaneous income	2

Total Income	29,094

Expenses:
Investment advisory fees	805
Administration fees	1,127
Distribution and/or servicing fees - Administrative Class	483
Trustees’ fees	31
Organization costs	1

Total Expenses	2,447

Reimbursement by Manager	(17)
Net Expenses	2,430
Net Investment Income	26,664

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(19,097)
Net realized gain on futures contracts, written options, and swaps	1,279
Net realized (loss) on foreign currency transactions	(304)
Net change in unrealized (depreciation) on investments	(1,904)
Net change in unrealized (depreciation) on futures contracts, written options, and swaps	(654)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(653)

Net (Loss)	(21,333)

Net Increase in Assets Resulting from Operations	$5,331

See accompanying notes

5

Statements of Changes in Net Assets

High Yield Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$26,664	$18,057
Net realized (loss)	(18,122)	(11,385)
Net change in unrealized (depreciation)	(3,211)	(1,908)

Net increase resulting from operations	5,331	4,764

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(26,547)	(18,049)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	(108)	0

Total Distributions	(26,655)	(18,049)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	10	0
Administrative Class	418,977	224,991
Issued as reinvestment of distributions
Institutional Class	0	0
Administrative Class	26,655	18,048
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(207,553)	(134,593)

Net increase resulting from Portfolio share transactions	238,089	108,446

Total Increase in Net Assets	216,765	95,161

Net Assets:
Beginning of period	264,718	169,557
End of period*	$481,483	$264,718
*Including net undistributed (overdistributed) investment income of:	$(128)	$60

See accompanying notes

6

Schedule of Investments

High Yield Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 71.8%
Banking & Finance 8.3%
Arvin Capital
9.500% due 02/01/2027	$700	$690
Bluewater Finance Ltd.
10.250% due 02/15/2012	2,200	2,167
Case Credit Corp.
6.125% due 02/15/2003	2,000	1,987
Cedar Brakes II, LLC
9.875% due 09/01/2013	1,233	914
Credit & Repackaged Securities Ltd.
10.250% due 10/30/2006	1,250	1,309
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	1,150	1,333
Finova Group, Inc.
7.500% due 11/15/2009 (a)	5,500	1,925
Gemstone Investors Ltd.
7.710% due 10/31/2004	1,500	1,153
HYDI 100
8.750% due 11/15/2007	3,720	3,793
JET Equipment Trust
10.000% due 06/15/2012	800	224
7.630% due 08/15/2012	403	183
MDP Acquisition PLC
9.625% due 10/01/2012	1,150	1,202
Morgan Stanley, Dean Witter & Co.
8.152% due 05/01/2012	6,720	6,741
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	2,000	1,310
7.250% due 02/15/2011	7,000	4,515
7.750% due 02/15/2031	440	249
Reliance Group Holdings, Inc.
9.000% due 11/15/2049 (a)	1,200	60
Riggs Captial Trust II
8.875% due 03/15/2027	1,936	1,796
Rotech Healthcare, Inc.
9.500% due 04/01/2012	2,600	2,616
SPX Corp.
9.400% due 06/14/2005	2,000	2,088
Steers Credit Backed Trust
7.045% due 05/27/2003 (b)	900	810
Ventas Capital Corp.
8.750% due 05/01/2009	2,750	2,860

		39,925

Industrials 52.1%
Abitibi-Consolidated Inc.
8.850% due 08/01/2030	900	971
Allbritton Communications Co.
7.750% due 12/15/2012	2,500	2,516
Allied Waste North America, Inc.
7.375% due 01/01/2004	550	553
8.875% due 04/01/2008	1,150	1,173
8.500% due 12/01/2008	1,325	1,338
7.875% due 01/01/2009	2,990	2,960
10.000% due 08/01/2009	1,050	1,047
9.250% due 09/01/2012	2,900	2,987
American Cellular Corp.
9.500% due 10/15/2009	1,750	341
American Media Operation, Inc.
10.250% due 05/01/2009	2,000	2,080
AmeriGas Partners LP/AmeriGas Eagle Finance Corp.
10.000% due 04/15/2006	1,300	1,378
10.125% due 04/15/2007	963	1,016
8.830% due 04/19/2010	1,250	1,333
8.875% due 05/20/2011	600	627
AmerisourceBergen Corp.
7.250% due 11/15/2012	2,000	2,060
AOL Time Warner, Inc.
7.625% due 04/15/2031	1,900	1,960
Arco Chemical Co.
9.375% due 12/15/2005	250	244
10.250% due 11/01/2010	1,400	1,262
Avecia Group PLC
11.000% due 07/01/2009	2,050	1,609
Barrett Resources Corp.
7.550% due 02/01/2007	200	188
Beverly Enterprises, Inc.
9.000% due 02/15/2006	1,500	1,267
9.625% due 04/15/2009	1,500	1,267
Boyd Gaming Corp.
7.750% due 12/15/2012	1,300	1,279
British Sky Broadcasting Group PLC
8.200% due 07/15/2009	600	649
BRL Universal Equipment
8.875% due 02/15/2008	700	731
Building Materials Corp.
7.750% due 07/15/2005	200	167
8.625% due 12/15/2006	250	206
8.000% due 10/15/2007	200	159
8.000% due 12/01/2008	1,200	966
Cadmus Communications Corp.
9.750% due 06/01/2009	1,725	1,738
Canwest Media, Inc.
10.625% due 05/15/2011	2,900	3,110
Case Corp.
6.250% due 12/01/2003	2,150	2,086
Century Aluminum Co.
11.750% due 04/15/2008	1,000	975
CF Cable TV, Inc.
9.125% due 07/15/2007	350	369
Charter Communications Holdings LLC
8.250% due 04/01/2007	600	270
10.000% due 04/01/2009	1,225	551
10.750% due 10/01/2009	2,600	1,189
9.625% due 11/15/2009	2,150	967
0.000% due 01/15/2011 (c)	500	132
0.000% due 04/01/2011 (c)	1,405	499
Chesapeake Energy Corp.
9.000% due 08/15/2012	1,500	1,597
7.750% due 01/15/2015	1,300	1,300
Circus & Eldorado Joint Venture Silver Legacy Capital Corp.
10.125% due 03/01/2012	2,500	2,475
CMS Panhandle Holding Co.
6.500% due 07/15/2009	250	239
7.000% due 07/15/2029	600	533
Coastal Corp.
7.750% due 06/15/2010	200	157
9.625% due 05/15/2012	500	406
7.750% due 10/15/2035	1,000	662
Compass Minerals Group, Inc.
10.000% due 08/15/2011	1,200	1,320
Continental Airlines, Inc.
7.461% due 04/01/2015	256	215
7.373% due 12/15/2015	1,000	708
Crown Castle International Corp.
10.625% due 11/15/2007	200	181
10.750% due 08/01/2011	1,650	1,452
CSC Holdings, Inc.
8.125% due 08/15/2009	2,505	2,420
7.625% due 04/01/2011	5,500	5,191
Dex Media East LLC
9.875% due 11/15/2009	925	994
12.125% due 11/15/2012	925	1,029
7.375% due 12/15/2012	700	470
Dresser, Inc.
9.375% due 04/15/2011	4,700	4,747
Dunlop Stand Aerospace Holdings
11.875% due 05/15/2009	2,000	2,052
Dura Operating Corp.
8.625% due 04/15/2012	2,800	2,828
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	700	287
EchoStar DBS Corp.
9.250% due 02/01/2006	2,000	2,100
9.375% due 02/01/2009	2,925	3,108
Equistar Chemicals LP
10.125% due 09/01/2008	2,550	2,333
8.750% due 02/15/2009	1,000	876

See accompanying notes

7

	Principal Amount (000s)	Value (000s)

Extended Stay America, Inc.
9.875% due 06/15/2011	$1,700	$1,734
Extendicare Health Services
9.350% due 12/15/2007	1,050	877
9.500% due 07/01/2010	1,200	1,170
Fairpoint Communications, Inc.
9.500% due 05/01/2008	1,350	938
Ferrellgas Partners LP
6.990% due 08/01/2005	1,000	1,019
8.750% due 06/15/2012	2,000	2,080
Fisher Scientific International
9.000% due 02/01/2008	1,850	1,938
9.000% due 02/01/2008	900	943
Foamex International, Inc.
10.750% due 04/01/2009 (d)	1,350	952
Fresenius Medical Care
7.875% due 06/15/2011	3,300	3,217
Gap, Inc.
5.625% due 05/01/2003	1,740	1,753
Garden State Newspapers, Inc.
8.750% due 10/01/2009	3,200	3,264
8.625% due 07/01/2011	250	254
Georgia-Pacific Corp.
6.700% due 11/15/2003	1,630	1,614
8.125% due 05/15/2011	1,200	1,146
9.500% due 05/15/2022	1,300	1,157
9.125% due 07/01/2022	300	262
8.125% due 06/15/2023	1,800	1,467
8.875% due 05/15/2031	1,750	1,514
Giant Industries, Inc.
11.000% due 05/15/2012	400	270
Golden Northwest Aluminum
12.000% due 12/15/2006 (a)	125	11
Gray Television, Inc.
9.250% due 12/15/2011	1,000	1,081
Greif Brothers Corp.
8.875% due 08/01/2012	1,000	1,065
H&E Equipment Services LLC
11.125% due 06/15/2012	2,390	1,804
Hanover Equipment Trust
9.487% due 09/01/2008	2,050	2,009
HCA, Inc.
7.875% due 02/01/2011	1,800	1,976
HEALTHSOUTH Corp.
8.500% due 02/01/2008	1,760	1,522
8.375% due 10/01/2011	2,900	2,465
Hollinger International Publishing, Inc.
9.250% due 02/01/2006	1,375	1,421
9.250% due 03/15/2007	1,150	1,206
9.000% due 12/15/2010	2,000	2,027
Hollinger Participation Trust
12.125% due 11/15/2010 (e)	1,049	944
Host Marriott LP
8.375% due 02/15/2006	1,100	1,095
9.250% due 10/01/2007	4,000	4,060
Ingles Markets, Inc.
8.875% due 12/01/2011	1,250	1,163
Insight Midwest/Insight Capital, Inc.
9.750% due 10/01/2009	700	669
10.500% due 11/01/2010	2,250	2,199
ISP Chemco, Inc.
10.250% due 07/01/2011	3,350	3,484
ISP Holdings, Inc.
10.625% due 12/15/2009	500	438
Johnsondiversey, Inc.
9.625% due 05/15/2012	1,400	1,481
Leviathan Gas Corp.
10.375% due 06/01/2009	1,050	1,071
Limestone Electron Trust
8.625% due 03/15/2003	1,500	1,418
Lyondell Chemical Co.
9.625% due 05/01/2007	1,100	1,062
9.500% due 12/15/2008	800	748
9.500% due 12/15/2008	700	655
11.125% due 07/15/2012	300	297
Mail Well I Corp.
9.625% due 03/15/2012	1,650	1,477
Mandalay Resort Group
6.750% due 07/15/2003	1,100	1,117
9.375% due 02/15/2010	2,650	2,862
7.625% due 07/15/2013	500	503
6.700% due 11/15/2096	350	352
Marsh Supermarkets, Inc.
8.875% due 08/01/2007	825	738
Mediacom Broadband LLC
11.000% due 07/15/2013	1,900	1,938
MGM Mirage, Inc.
8.375% due 02/01/2011	1,000	1,083
Midwest Generation LLC
8.560% due 01/02/2016	1,000	619
Millenium America, Inc.
9.250% due 06/15/2008	2,000	2,095
Newpark Resources, Inc.
8.625% due 12/15/2007	1,700	1,632
OM Group, Inc.
9.250% due 12/15/2011	1,300	709
Owens-Brockway Glass Container, Inc.
8.750% due 11/15/2012	1,900	1,938
8.750% due 11/15/2012	1,200	1,224
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	3,400	3,655
PanAmSat Corp.
8.500% due 02/01/2012	5,700	5,472
8.500% due 02/01/2012	400	384
Pemex Project Funding Master Trust
7.375% due 12/15/2014	1,000	1,028
Pride International, Inc.
9.375% due 05/01/2007	3,075	3,229
PSS World Medical, Inc.
8.500% due 10/01/2007	1,100	1,141
Quebecor Media, Inc.
11.125% due 07/15/2011	3,650	3,381
Qwest Corp.
7.625% due 06/09/2003	700	690
7.500% due 11/01/2008	500	408
8.875% due 03/15/2012	4,550	4,436
R.H. Donnelley, Inc.
10.875% due 12/15/2012	1,000	1,095
Rogers Cantel, Inc.
8.300% due 10/01/2007	1,500	1,335
9.375% due 06/01/2008	1,750	1,654
Roundy’s, Inc.
8.875% due 06/15/2012	3,350	3,300
8.875% due 06/15/2012	100	101
Rural Cellular Corp.
9.625% due 05/15/2008	1,425	862
Safety-Kleen Corp.
9.250% due 06/01/2008 (a)	1,450	58
9.250% due 05/15/2009 (a)	250	10
Salem Communications Holding Corp.
7.750% due 12/15/2010	2,250	2,256
SC International Services, Inc.
9.250% due 09/01/2007	2,500	1,513
Sonat, Inc.
7.625% due 07/15/2011	2,000	1,342
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	1,900	1,876
Stone Container Corp.
11.500% due 08/15/2006 (d)	1,000	1,065
TeleCorp PCS, Inc.
10.625% due 07/15/2010	2,060	2,225
TELUS Corp.
7.500% due 06/01/2007	4,510	4,397
Tesoro Petroleum Corp.
9.625% due 04/01/2012	2,920	1,913
Time Warner Telecom, Inc.
9.750% due 07/15/2008	1,000	565
10.125% due 02/01/2011	300	164
Tritel PCS, Inc.
0.000% due 05/15/2009 (c)	1,280	1,197
10.375% due 01/15/2011	1,833	1,970

See accompanying notes

8

	Principal Amount (000s)	Value (000s)

Tyco International Group S.A.
6.250% due 06/15/2003	$5,250	$5,211
6.125% due 01/15/2009	1,000	936
6.750% due 02/15/2011	250	237
6.375% due 10/15/2011	200	187
U.S. Airways, Inc.
9.625% due 09/01/2003	1,075	615
9.330% due 01/01/2006	88	50
United Airlines, Inc.
6.201% due 09/01/2008	225	175
7.730% due 07/01/2010	1,400	1,078
7.186% due 04/01/2011	491	378
6.602% due 09/01/2013	1,400	1,070
Vintage Petroleum, Inc.
9.000% due 12/15/2005	929	938
7.875% due 05/15/2011	1,000	980
8.250% due 05/01/2012	2,700	2,822
VoiceStream Wireless Corp.
10.375% due 11/15/2009	2,530	2,669
Williams Cos., Inc.
9.250% due 03/15/2004	2,700	2,160
8.125% due 03/15/2012	1,000	685
7.625% due 07/15/2019	2,000	1,270
7.875% due 09/01/2021	100	191
7.500% due 01/15/2031	2,400	1,512
7.750% due 06/15/2031	1,400	882
8.750% due 03/15/2032	2,200	1,452
Young Broadcasting, Inc.
9.000% due 01/15/2006	475	471
8.500% due 12/15/2008	1,600	1,660
10.000% due 03/01/2011	1,630	1,634

		251,112

Utilities 11.4%
AT&T Corp.
8.500% due 11/15/2031	1,550	1,714
Calpine Corp.
7.625% due 04/15/2006	1,390	639
8.750% due 07/15/2007	700	308
7.875% due 04/01/2008	1,500	638
8.625% due 08/15/2010	800	344
CMS Energy Corp.
7.625% due 11/15/2004	1,300	1,184
7.000% due 01/15/2005	225	196
7.500% due 01/15/2009	2,325	1,979
Dynegy Holdings, Inc.
6.875% due 04/01/2011	1,800	621
Edison Mission Energy
9.875% due 04/15/2011	800	380
El Paso Corp.
7.000% due 05/15/2011	400	272
7.875% due 06/15/2012	2,930	2,055
7.750% due 01/15/2032	2,250	1,398
El Paso Energy Partners
8.500% due 06/01/2011	700	653
8.500% due 06/01/2011	600	560
10.625% due 12/01/2012	1,000	1,023
France Telecom S.A.
9.250% due 03/01/2011	2,800	3,243
10.000% due 03/01/2031	350	427
Insight Midwest/Insight Capital, Inc.
9.750% due 10/01/2009	1,000	955
IPALCO Enterprises, Inc.
7.375% due 11/14/2008	1,050	925
7.625% due 11/14/2011	1,600	1,395
Niagara Mohawk Power Co.
0.000% due 07/01/2010 (c)	1,000	1,029
NorAm Energy Corp.
6.375% due 11/01/2003	1,500	1,440
7.750% due 02/15/2011	800	674
Pinnacle Partners
8.830% due 08/15/2004	2,675	2,525
PSEG Energy Holdings, Inc.
10.000% due 10/01/2009	2,040	1,736
8.500% due 06/15/2011	1,800	1,469
Reliant Energy Resources Corp.
8.125% due 07/15/2005	2,000	1,844
Rogers Communication, Inc.
9.125% due 01/15/2006	550	531
Rural Cellular Corp.
9.750% due 01/15/2010	1,300	787
SESI, LLC
8.875% due 05/15/2011	1,765	1,809
South Point Energy
8.400% due 05/30/2012	2,353	1,578
Sprint Capital Corp.
6.125% due 11/15/2008	850	775
6.375% due 05/01/2009	1,000	911
7.625% due 01/30/2011	1,500	1,428
8.375% due 03/15/2012	2,470	2,462
6.900% due 05/01/2019	1,000	822
6.875% due 11/15/2028	2,520	2,035
8.750% due 03/15/2032	4,500	4,288
TeleCorp PCS, Inc.
0.000% due 04/15/2009 (c)	1,450	1,374
Texas Utilities Corp.
5.520% due 08/16/2003	2,005	1,975
TSI Telecommunication Services, Inc.
12.750% due 02/01/2009	1,325	1,186
WorldCom, Inc. - WorldCom Group
6.950% due 08/15/2028 (a)	550	132
8.250% due 05/15/2031 (a)	4,500	1,080

		54,799

Total Corporate Bonds & Notes (Cost $361,439)		345,836

ASSET-BACKED SECURITIES 2.5%
Alpharma, Inc.
5.110% due 09/08/2008	340	330
5.110% due 09/18/2008	158	153
5.000% due 10/09/2008	665	647
5.197% due 10/09/2008	617	600
Commonwealth Brands
5.875% due 08/28/2007	974	972
Extended Stay America, Inc.
4.380% due 01/31/2009	1,909	1,880
Nextel Partners, Inc.
6.625% due 06/30/2008	2,494	2,308
6.875% due 12/31/2008	2,494	2,308
Stone Container Corp.
3.938% due 06/30/2009	1,308	1,294
4.313% due 06/30/2009	385	380
4.312% due 07/26/2009	154	152
4.312% due 07/26/2009	154	152
Tucson Electric Power
1.420% due 10/25/2007	1,000	990

Total Asset-Backed Securities (Cost $12,006)		12,166

SOVEREIGN ISSUES 5.5%
Republic of Brazil
2.562% due 04/15/2006 (b)	6,888	5,510
11.000% due 01/11/2012	1,300	868
8.000% due 04/15/2014	7,573	4,979
11.000% due 08/17/2040	300	187
Republic of Panama
9.625% due 02/08/2011	500	547
9.375% due 07/23/2012	2,700	2,896
5.000% due 07/17/2014	267	237
Republic of Peru
9.125% due 01/15/2008	1,000	1,012
9.125% due 02/21/2012	2,825	2,766
Russian Federation
5.000% due 03/31/2030	3,300	2,620

See accompanying notes

9

	Principal Amount (000s)		Value (000s)

United Mexican States
8.375% due 01/14/2011		$2,400	$2,712
6.250% due 12/31/2019		1,000	986
8.000% due 09/24/2022		500	519
8.300% due 08/15/2031		600	635

Total Sovereign Issues (Cost $26,775)			26,474

FOREIGN CURRENCY-DENOMINATED ISSUES (i) (j) 2.9%
Fort James Corp.
4.750% due 06/29/2004	EC	500	480
France Telecom S.A.
2.500% due 02/16/2003		3,118	3,306
Johnsondiversey, Inc.
9.625% due 05/15/2012		1,000	1,080
MDP Acquisition PLC
10.125% due 10/01/2012		1,800	1,971
Remy Cointreau S.A.
10.000% due 07/30/2005		400	436
Tyco International Group S.A.
4.375% due 11/19/2004		1,000	961
6.125% due 04/04/2007		2,400	2,268
Vivendi Universal SA
1.000% due 07/05/2003		185	195
2.000% due 03/08/2006		2,761	3,067

Total Foreign Currency-Denominated Issues (Cost $12,523)			13,764

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 96.000 Exp. 03/17/2003		$153,000	1

Total Purchased Put Options (Cost $2)			1

CONVERTIBLE BONDS & NOTES 3.0%
Healthcare 0.9%
HEALTHSOUTH Corp.
3.250% due 04/01/2003		2,500	2,453
Total Renal Care Holdings
7.000% due 05/15/2009		1,800	1,807

			4,260

Industrials 1.6%
Dimon, Inc.
6.250% due 03/31/2007		1,600	1,391
Elan Finance Corp. Ltd.
0.000% due 12/14/2018		2,700	1,269
Jacor Communications, Inc.
0.000% due 02/09/2018		5,000	2,500
Pride International, Inc.
0.000% due 04/24/2018		1,500	729
Tyco International Group S.A.
0.000% due 02/12/2021		2,650	2,011

			7,900

Technology 0.1%
Solectron Corp.
0.000% due 05/08/2020		689	426

Utilities 0.4%
Rogers Communication, Inc.
2.000% due 11/26/2005		2,640	2,007

Total Convertible Bonds & Notes (Cost $14,341)			14,593

	Shares		Value (000s)
PREFERRED STOCK 0.6%
Fresenius Medical Care
7.875% due 02/01/2008		2,950	$2913

Total Preferred Stock (Cost $2,762)			2913

SHORT-TERM INSTRUMENTS 12.8%
	Principal Amount (000s)

Commercial Paper 11.1%
CDC
1.310% due 02/03/2003		$5,000	4,994
Danske Corp.
1.320% due 03/12/2003		2,300	2,294
Fannie Mae
1.240% due 02/12/2003 (f)		1,140	1,138
0.000% due 04/09/2003		500	499
Federal Home Loan Bank
1.280% due 01/17/2003		7,000	6,996
GlaxoSmithKline Finance PLC
1.320% due 02/24/2003		4,700	4,691
HBOS Treasury Services PLC
1.345% due 03/11/2003		1,900	1,896
National Australia Funding, Inc.
1.410% due 01/02/2003		23,000	23,000
Pfizer, Inc.
1.310% due 02/12/2003		8,000	7,988

			53,496

Repurchase Agreement 1.2%
State Street Bank
1.050% due 01/02/2003		5,541	5,541

(Dated 12/31/2002. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $5,655. Repurchase proceeds are $5,541.)

U.S. Treasury Bills 0.5%
1.185% due 02/13/2003-02/20/2003 (f)(g)		2,365	2,361

Total Short-Term Instruments (Cost $61,397)			61,398

Total Investments 99.1% (Cost $491,245)			$477,145

Written Options (h) (0.4%) (Premiums $1,794)			(1,913)

Other Assets and Liabilities (Net) 1.3%			6,251

Net Assets 100.0%			$481,483

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Security is in default

(b)	Variable rate security. The rate listed is as of December 31, 2002.

(c)	Security becomes interest bearing at a future date.

(d)	Restricted security.

(e)	Payment in-kind bond security.

See accompanying notes

10

(f)	Securities with an aggregate market value of $1,251 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation

Euribor Written Put Options Strike @ 97.750 (03/2003)	171	$77

(g)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h)	Premiums received on written options:
Type	# of Contracts	Premium	Value

Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	9,100,000	$190	$104
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	5,900,000	122	396
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.000 Exp. 01/07/2005	9,100,000	215	439
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.500 Exp. 10/07/2004	27,000,000	796	517
Put - CME Eurodollar March Futures
Strike @ 97.750 Exp. 03/17/2003	171	25	1
Call - CBOT U.S. Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003	20	14	13
Put - CBOT U.S. Treasury Note March Futures
Strike @ 108.000 Exp. 02/22/2003	20	16	2
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 10/07/2004	27,000,000	416	441

		$1,794	$1,913

(i)	Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	13,763	01/2003	$0	$(688)	$(688)

(j)	Principal amount denoted in indicated currency:
EC – Euro
(k)	Swap agreements outstanding at December 31, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 7.500% and the Portfolio will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 06/19/2003	$1,500	$38
Receive a fixed rate equal to 2.000% and the Portfolio will pay to the counterparty at par in the event of default of Deutsche Telekom AG 5.250% due 05/20/2008.
Counterparty: UBS Warburg LLC
Exp. 06/14/2003	3,000	3
Receive a fixed rate equal to 7.500% and the Portfolio will pay to the counterparty at par in the event of default of Qwest Corp. 8.875% due 03/15/2012.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 06/05/2003	$3,000	$(34)
Receive a fixed rate equal to 3.550% and the Portfolio will pay to the counterparty at par in the event of default of France Telecom 3.637% due 03/14/2003.
Counterparty: ABN AMRO Bank N.V.
Exp. 06/03/2003	3,000	5
Receive a fixed rate equal to 1.820% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Counterparty: Goldman Sachs & Co.
Exp. 11/30/2003	1,500	11
Receive a fixed rate equal to 1.570% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co.
Exp. 05/29/2003	1,500	1
Receive a fixed rate equal to 0.900% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.813% due 07/28/2011.
Counterparty: J.P. Morgan Chase & Co.
Exp. 05/28/2003	1,500	2
Receive a fixed rate equal to 3.000% and the Portfolio will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 05/15/2003	1,000	(461)
Receive a fixed rate equal to 1.200% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 2.250% (floating rate) due 06/17/2016.
Counterparty: J.P. Morgan Chase & Co.
Exp. 05/24/2003	1,500	1

		$(434)

See accompanying notes

11

Notes to Financial Statements

December 31, 2002

1.     Organization

          The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1998.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

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          Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan.

          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the

14

repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

          Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.35%.

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

High Yield Portfolio	0.60%	0.75%

PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

          Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

High Yield Portfolio	$12,397	$11,901	$487,048	$300,378

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

High Yield Portfolio

Premium

Balance at 12/31/2001	$0
Sales	2,592
Closing Buys	(712)
Expirations	(86)
Exercised	0

Balance at 12/31/2002	$1,794

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6.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)

High Yield Portfolio	$0	$0	$(782)	$0	$(39,861)	$(468)

(1) Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, foreign currency transactions, and straddle loss deferrals.

(2) Capital loss carryovers expire in varying amounts through December 31, 2010.

(3) Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)

High Yield Portfolio	$492,232	$13,365	$(28,452)	$(15,087)

(4)	Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals for federal income tax purposes.

          For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(5)	Long-Term Capital Gains Distributions	Return of Capital

High Yield Portfolio	$26,547	$0	$108

(5) Includes short-term capital gains

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	High Yield Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$10	0	$0
Administrative Class	58,343	418,977	27,683	224,991
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	3,675	26,655	2,239	18,048
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(28,512)	(207,553)	(16,680)	(134,593)

Net increase resulting from Portfolio share transactions	33,507	$238,089	13,242	$108,446

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

High Yield Portfolio
Institutional Class	1	100
Administrative Class	5	92
16

Federal Income Tax Information (Unaudited)

          As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of the distributions made to the shareholders.

          Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Portfolios’ calendar year end which qualify for the corporate dividend-received deduction are as follows:

High Yield Portfolio	1.38%

          Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

17

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of High Yield Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the High Yield Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Kansas City, Missouri February 20, 2003

18

Management of the Trust Information (Unaudited)

          The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series	68	None
Non-Interested Trustees

Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International(manufacturing).

Thomas P. Kemp (72) Truste	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

WilliamJ. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

19

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

20

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE,SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
TOTAL RETURN PORTFOLIO
INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Total Return Portfolio (Institutional Class)	2	7-11

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Total Return Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	3.6 years	$1.2 billion

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	4/10/2000	William H. Gross
Primarily intermediate maturity fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	Since Inception*
Total Return Portfolio Institutional Class	9.23%	9.42%
Lehman Brothers Aggregate Bond Index	10.26%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                                    QUALITY BREAKDOWN*

*% of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio Institutional Class Shares returned 9.23% for the year ended December 31, 2002. Its benchmark, the Lehman Brothers Aggregate Bond Index, returned 10.26% for the period.

•

Portfolio duration was slightly above the benchmark through part of the period and had a positive effect on relative performance. An emphasis on intermediate maturity securities was positive for returns as rates fell most in these maturities.

•	The Portfolio benefited from being generally overweight in mortgages, which provided a high quality source of additional yield.

•	Corporate security selection hurt returns as accounting concerns caused investors to sell corporate bonds.

•	Euro-zone holdings were a negative for performance; however a modest euro position rallied strongly and benefited performance.

•	A small, high quality emerging markets exposure was a negative for performance as political uncertainty in Latin America and investor flight from risk hurt performance.

2

Financial Highlights

Total Return Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002	12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$9.89	$9.77	$9.50
Net investment income (a)	0.43	0.50	0.45
Net realized/unrealized gain on investments (a)	0.47	0.31	0.27
Total income from investment operations	0.90	0.81	0.72
Dividends from net investment income	(0.43)	(0.50)	(0.45)
Distributions from net realized capital gains	(0.13)	(0.19)	0.00
Total distributions	(0.56)	(0.69)	(0.45)
Net asset value end of period	$10.23	$9.89	$9.77
Total return	9.23%	8.53%	7.82%
Net assets end of period (000s)	$46,548	$35,231	$625
Ratio of expenses to average net assets	0.50%	0.50%	0.50%*
Ratio of net investment income to average net assets	4.24%	5.00%	6.48%*
Portfolio turnover rate	222%	217%	415%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See accompanying notes

3

Statement of Assets and Liabilities

Total Return Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$1,264,234
Cash	304
Foreign currency, at value	8,672
Receivable for investments sold	30,698
Unrealized appreciation on forward foreign currency contracts	466
Receivable for Portfolio shares sold	31,013
Interest and dividends receivable	7,904
Variation margin receivable	31
Swap premiums paid	66
Unrealized appreciation on swap agreements	140
Other assets	1

1,343,529

Liabilities:
Payable for investments purchased	$125,938
Unrealized depreciation on forward foreign currency contracts	94
Payable for financing transactions	3,915
Written options outstanding	2,580
Payable for Portfolio shares redeemed	105
Dividends payable	816
Accrued investment advisory fee	239
Accrued administration fee	239
Accrued servicing fee	128
Variation margin payable	91
Swap premiums received	529
Unrealized depreciation on swap agreements	996
Other liabilities	12

135,682

Net Assets	$1,207,847

Net Assets Consist of:
Paid in capital	$1,183,546
Undistributed net investment income	5,440
Accumulated undistributed net realized gain	156
Net unrealized appreciation	18,705

$1,207,847

Net Assets:
Institutional Class	$46,548
Administrative Class	1,161,299
Shares Issued and Outstanding:
Institutional Class	4,549
Administrative Class	113,502
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.23
Administrative Class	10.23
Cost of Investments Owned	$1,249,171

Cost of Foreign Currency Held	$8,418

See accompanying notes

4

Statement of Operations

Total Return Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$34,268
Miscellaneous income	4

Total Income	34,272

Expenses:
Investment advisory fees	1,808
Administration fees	1,808
Distribution and/or servicing fees - Administrative Class	1,029
Trustees’ fees	40
Organization Costs	1

Total Expenses	4,686
Reimbursement by Manager	(5)
Net Expenses	4,681

Net Investment Income	29,591

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	5,531
Net realized gain on futures contracts, written options, and swaps	14,182
Net realized gain on foreign currency transactions	2,220
Net change in unrealized appreciation on investments	15,395
Net change in unrealized appreciation on futures contracts, options, and swaps	1,620
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	120

Net Gain	39,068

Net Increase in Assets Resulting from Operations	$68,659

See accompanying notes

5

Statements of Changes in Net Assets

Total Return Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$29,591	$9,528
Net realized gain	21,933	4,347
Net change in unrealized appreciation	17,135	651

Net increase resulting from operations	68,659	14,526

Distributions to Shareholders:
From net investment income
Institutional Class	(1,571)	(1,561)
Administrative Class	(28,021)	(7,971)
From net realized capital gains
Institutional Class	(558)	(666)
Administrative Class	(13,143)	(6,502)

Total Distributions	(43,293)	(16,700)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	18,993	38,223
Administrative Class	946,200	328,425
Issued as reinvestment of distributions
Institutional Class	2,129	2,227
Administrative Class	37,015	14,473
Cost of shares redeemed
Institutional Class	(11,077)	(6,077)
Administrative Class	(178,833)	(63,201)

Net increase resulting from Portfolio share transactions	814,427	314,070

Total Increase in Net Assets	839,793	311,896

Net Assets:
Beginning of period	368,054	56,158
End of period*	$1,207,847	$368,054
*Including net undistributed investment income of:	$5,440	$550

See accompanying notes

6

Schedule of Investments

Total Return Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 14.4%
Banking & Finance 4.0%
Atlas Reinsurance PLC
4.135% due 01/07/2005 (a)	$1,000	$1,007
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	700	736
Bear Stearns Cos., Inc.
1.695% due 12/01/2003 (a)	2,000	2,002
CIT Group, Inc.
2.210% due 04/07/2003 (a)	1,300	1,300
Citigroup, Inc.
5.625% due 08/27/2012	5,000	5,267
Credit Suisse First Boston USA, Inc.
4.625% due 01/15/2008	1,300	1,319
DaimlerChrysler Financial Services North America LLC
1.580% due 03/10/2003 (a)	100	100
1.540% due 06/17/2003 (a)	300	299
1.540% due 06/18/2003 (a)	700	699
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	1,000	1,159
Ford Motor Credit Co.
1.920% due 06/23/2003 (a)	350	348
Gemstone Investors Ltd.
7.710% due 10/31/2004	700	538
General Electric Capital Corp.
6.125% due 02/22/2011	2,700	2,929
5.450% due 01/15/2013	2,600	2,706
General Motors Acceptance Corp.
2.115% due 07/21/2003 (a)	500	496
2.016% due 08/04/2003 (a)	1,900	1,884
1.857% due 08/18/2003 (a)	1,600	1,584
2.250% due 03/22/2004 (a)	1,500	1,477
2.486% due 05/04/2004 (a)	2,500	2,450
2.095% due 05/10/2004 (a)	500	489
2.105% due 05/17/2004 (a)	700	686
2.270% due 07/20/2004 (a)	500	485
2.190% due 07/21/2004 (a)	200	194
2.177% due 07/30/2004 (a)	600	581
8.000% due 11/01/2031	1,300	1,311
Goldman Sachs Group, Inc.
6.600% due 01/15/2012	2,800	3,099
Household Finance Corp.
1.770% due 05/28/2004 (a)	500	494
Morgan Stanley TRACERS
3.928% due 09/15/2011 (a)	3,104	3,480
Pemex Finance Ltd.
5.720% due 11/15/2003	50	51
Pemex Project Funding Master Trust
8.000% due 11/15/2011	100	108
PNC Funding Corp.
6.125% due 09/01/2003	100	103
Popular North America, Inc.
6.625% due 01/15/2004	500	521
Premium Asset Trust
1.755% due 11/27/2004 (a)	100	100
1.795% due 09/08/2007 (a)	100	100
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	424
Residential Reinsurance Ltd.
6.415% due 06/01/2004 (a)	100	102
Studio Re Ltd.
6.500% due 07/07/2006 (a)	1,300	1,300
Verizon Global Funding Corp.
6.125% due 06/15/2007	3,700	4,064
Wachovia Corp.
4.950% due 11/01/2006	1,000	1,068
Western Capital
6.910% due 01/07/2003 (a)	1,300	1,300

		48,360

Industrials 4.4%
Amerada Hess Corp.
6.650% due 08/15/2011	2,000	2,188
American Airlines, Inc.
7.858% due 10/01/2011	700	679
AOL Time Warner, Inc.
7.625% due 04/15/2031	8,600	8,870
7.700% due 05/01/2032	3,300	3,447
Continental Airlines, Inc.
7.256% due 03/15/2020	428	375
DaimlerChrysler North America Holding Corp.
7.750% due 05/27/2003	200	204
1.650% due 08/21/2003 (a)	2,300	2,295
8.500% due 01/18/2031	4,000	4,938
Ford Motor Co.
7.450% due 07/16/2031	1,300	1,134
International Paper Co.
3.160% due 06/20/2004 (a)	2,250	2,223
ITT Corp.
6.750% due 11/15/2005	250	250
Kerr-McGee Corp.
2.548% due 06/28/2004 (a)	300	300
Lyondell Chemical Co.
9.500% due 12/15/2008	900	842
Northwest Airlines, Inc.
6.841% due 04/01/2011	3,300	3,171
Qwest Corp.
7.625% due 06/09/2003	1,800	1,773
Singapore Telecommunications Ltd.
7.375% due 12/01/2031	1,700	1,867
TRW, Inc.
6.625% due 06/01/2004	250	260
Tyco International Group S.A.
6.750% due 02/15/2011	157	149
United Airlines, Inc.
2.117% due 12/02/2002 (a)	1,365	956
8.030% due 07/01/2011 (b)	465	166
6.071% due 03/01/2013	6,920	5,393
Walt Disney Co.
4.500% due 09/15/2004	4,300	4,410
Waste Management, Inc.
6.375% due 11/15/2012	2,600	2,680
Weyerhaeuser Co.
7.950% due 03/15/2025	900	1,050
Williams Cos., Inc.
7.875% due 09/01/2021	5,500	3,493

		53,113

Utilities 6.0%
ALLETE, Inc.
2.690% due 10/20/2003 (a)	100	100
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	100	101
British Telecom PLC
2.705% due 12/15/2003 (a)	1,900	1,912
8.125% due 12/15/2010	100	120
DTE Energy Co.
7.110% due 11/15/2038 (a)	500	511
El Paso Corp.
6.750% due 05/15/2009	6,000	4,146
7.875% due 06/15/2012	8,600	6,031
7.800% due 08/01/2031	1,500	932
7.750% due 01/15/2032	300	186
Entergy Gulf States, Inc.
8.250% due 04/01/2004	5,500	5,833
3.197% due 09/01/2004 (a)	3,400	3,394
6.000% due 12/01/2012	6,500	6,615
France Telecom S.A.
4.576% due 03/14/2003 (a)	4,800	4,802
2.385% due 07/16/2003 (a)	200	200
9.250% due 03/01/2011	200	232
10.000% due 03/01/2031	900	1,099
Oncor Electric Delivery Co.
6.375% due 01/15/2015	5,500	5,625
Pacific Gas & Electric Co.
7.575% due 10/31/2049 (a)(b)	400	382
Philadelphia Electric
6.500% due 05/01/2003	100	101
PSE&G Power LLC
7.750% due 04/15/2011	5,700	6,057

See accompanying notes

7

	Principal Amount (000s)	Value (000s)

Sprint Capital Corp.
6.000% due 01/15/2007	$100	$95
6.125% due 11/15/2008	900	820
7.625% due 01/30/2011	5,200	4,949
8.375% due 03/15/2012	3,200	3,190
8.750% due 03/15/2032	14,000	13,341
Telekomunikacja Polska S.A.
7.125% due 12/10/2003	100	100
Verizon Florida, Inc.
6.125% due 01/15/2013	700	752
Vodafone Group PLC
6.250% due 11/30/2032	300	301

		71,927

Total Corporate Bonds & Notes (Cost $175,126)		173,400

MUNICIPAL BONDS & NOTES 0.7%
Massachusetts 0.1%
Massachusetts State Water Reserve Authority Revenue
Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2032	1,000	1,011

New York 0.1%
New York State Environmental Facilities Corporate Revenue
Bonds, Series 2002
8.950% due 06/15/2023 (a)	850	921

North Carolina 0.2%
Durham County, North Carolina General Obligation Revenue
Bonds, Series 2002
8.690% due 04/01/2021 (a)	2,733	2,971

Wisconsin 0.3%
Badger Asset Securitization Corporate Revenue Bonds,
Series 2002
6.000% due 06/01/2017	3,700	3,700

Total Municipal Bonds & Notes (Cost $8,232)		8,603

U.S. GOVERNMENT AGENCIES 1.9%
Freddie Mac
6.250% due 07/15/2032	200	227
Small Business Administration
7.449% due 08/01/2010	90	102
6.344% due 08/01/2011	2,544	2,773
6.030% due 02/10/2012	14,732	15,810
7.500% due 04/01/2017	3,352	3,843
6.290% due 01/01/2021	366	406

Total U.S. Government Agencies (Cost $21,399)		23,161

U.S. TREASURY OBLIGATIONS 12.6%
Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007 (c)	458	496
4.250% due 01/15/2010	862	983
3.375% due 01/15/2012	2,042	2,233
3.000% due 07/15/2012	807	858
3.875% due 04/15/2029	61,756	75,535
U.S. Treasury Bonds
7.250% due 05/15/2016	1,900	2,434
7.500% due 11/15/2016	30,600	40,026
8.750% due 05/15/2017	6,100	8,821
8.875% due 08/15/2017	6,100	8,917
U.S. Treasury Strips
0.000% due 11/15/2016	1,900	964
0.000% due 05/15/2017	2,300	1,136
0.000% due 05/15/2017	6,300	3,102
0.000% due 02/15/2027	22,100	6,199

Total U.S. Treasury Obligations (Cost $148,039)		151,704

MORTGAGE-BACKED SECURITIES 49.0%
Collateralized Mortgage Obligations 10.9%
Aurora Loan Services
2.080% due 05/25/2030 (a)	536	539
Bank of America Mortgage Securities, Inc.
1.000% due 10/20/2032 (a)	4,436	4,475
Bear Stearns Adjustable Rate Mortgage Trust
6.750% due 03/25/2028	3,000	3,082
4.866% due 11/25/2030 (a)	45	47
6.516% due 10/25/2031 (a)	640	645
6.634% due 11/25/2031 (a)	775	790
6.226% due 01/25/2032 (a)	1,079	1,088
6.073% due 02/25/2032 (a)	278	280
6.148% due 02/25/2032 (a)	510	519
5.431% due 10/25/2032 (a)	955	976
5.381% due 01/25/2033 (a)	6,300	6,426
5.681% due 01/25/2033 (a)	2,400	2,437
Cendant Mortgage Corp.
2.030% due 08/25/2030 (a)	332	333
Chase Mortgage Finance Corp.
6.213% due 07/25/2032 (a)	1,368	1,395
Countrywide Home Loans, Inc.
6.500% due 08/25/2032 (a)	975	990
Credit-Based Asset Servicing & Securitization LLC
1.790% due 09/25/2029 (a)	247	247
CS First Boston Mortgage Securities Corp.
6.750% due 12/27/2028	100	106
1.770% due 08/25/2031 (a)	2,409	2,396
6.251% due 04/25/2032 (a)	861	884
6.170% due 06/25/2032 (a)	10,650	10,930
5.776% due 10/25/2032 (a)	4,047	4,128
Fannie Mae
5.000% due 04/25/2023 (a)	193	194
7.000% due 04/25/2023	11,781	12,800
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	377	387
First Nationwide Trust
7.750% due 07/25/2030	902	907
6.750% due 08/21/2031	889	915
Freddie Mac
7.500% due 11/15/2016	231	237
6.250% due 08/25/2022	6,641	6,919
7.000% due 06/15/2023	9,704	10,385
8.500% due 08/01/2024	96	104
6.500% due 04/15/2029	634	668
7.500% due 07/15/2030	300	319
1.920% due 09/15/2030 (a)	332	334
1.870% due 11/15/2030 (a)	506	507
GMAC Commercial Mortgage Securities, Inc.
2.459% due 09/11/2006 (a)	1,000	960
Government National Mortgage Association
7.500% due 11/20/2029	504	541
1.820% due 06/20/2030 (a)	43	43
1.920% due 09/20/2030 (a)	355	357
GSR Mortgage Loan Trust
2.882% due 10/25/2032 (a)	2,641	2,655
G-Wing Ltd.
4.302% due 05/06/2004 (a)	1,800	1,780
Indymac Adjustable Rate Mortgage Trust
6.432% due 01/25/2032 (a)	277	283
Morgan Stanley Dean Witter Capital I
1.722% due 07/11/2011 (a)	1,272	1,267
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	509	514
7.500% due 02/25/2031	144	147
Resecuritization Mortgage Trust
6.500% due 04/19/2029	203	207
Residential Asset Securitization Trust
7.130% due 07/25/2031	3,400	3,628
Residential Funding Mortgage Securities I, Inc.
6.500% due 12/25/2023	8,014	8,223
5.683% due 09/25/2032 (a)	2,292	2,359
Salomon Brothers Mortgage Securities VII, Inc.
7.601% due 11/25/2030	15	15

See accompanying notes

8

	Principal Amount (000s)		Value (000s)

Small Business Administration
8.017% due 02/10/2010		$711	$831
Structured Asset Mortgage Investments, Inc.
1.750% due 09/19/2032 (a)		1,378	1,373
Structured Asset Securities Corp.
7.000% due 02/25/2016		124	127
1.830% due 06/25/2017 (a)		7,117	7,127
1.830% due 05/25/2031 (a)		323	323
5.800% due 09/25/2031		474	481
6.500% due 09/25/2031 (a)		411	424
6.268% due 02/25/2032 (a)		789	798
6.150% due 07/25/2032 (a)		1,092	1,112
1.670% due 01/25/2033 (a)		1,399	1,394
Superannuation Members Home Loans Global Fund
1.665% due 06/15/2026 (a)		518	518
TMA Mortgage Funding Trust
1.800% due 01/25/2029 (a)		846	846
Torrens Trust
1.680% due 07/15/2031 (a)		1,603	1,600
Washington Mutual Mortgage Securities Corp.
5.240% due 10/25/2032 (a)		7,052	7,267
Washington Mutual, Inc.
6.398% due 10/19/2039		5,182	5,235
4.514% due 01/25/2041 (a)		75	75
Wells Fargo Mortgage-Backed Securities Trust
6.581% due 10/25/2031 (a)		584	590
5.218% due 09/25/2032 (a)		1,674	1,699

			132,188

Fannie Mae 30.5%
3.580% due 09/01/2040 (a)		431	438
4.265% due 11/01/2025 (a)		8	8
4.525% due 11/01/2035 (a)		921	947
4.549% due 10/01/2032 (a)		4,686	4,817
5.500% due 07/01/2016-01/21/2018 (d)		184,884	191,891
6.000% due 03/01/2016-01/21/2018 (d)		150,900	157,918
6.500% due 06/01/2029-07/01/2032 (d)		2,139	2,229
6.587% due 09/01/2039 (a)		1,239	1,301
6.500% due 07/01/2032		8,044	8,382

			367,931

Federal Housing Administration 0.1%
7.430% due 01/25/2023		537	561

Freddie Mac 0.7%
4.540% due 01/01/2028 (a)		13	13
4.690% due 07/01/2027 (a)		13	13
6.000% due 07/01/2016-09/01/2016 (d)		8,299	8,692
7.850% due 07/01/2030 (a)		26	27

			8,745

Government National Mortgage Association 6.8%
4.500% due 05/20/2030-02/20/2032 (a)(d)		5,911	6,040
5.000% due 07/20/2030 (a)		97	100
5.375% due 04/20/2026-02/20/2027 (a)(d)		596	613
6.000% due 10/20/2029-11/20/2029 (a)(d)		2,074	2,125
6.500% due 02/15/2029-08/15/2032 (d)		15,704	16,499
7.000% due 11/15/2026-06/15/2032 (d)		53,354	56,594
7.500% due 07/15/2029		37	39

			82,010

Total Mortgage-Backed Securities (Cost $580,753)			591,435

ASSET-BACKED SECURITIES 2.6%
Ace Securities Corp.
1.720% due 06/25/2032 (a)		1,280	1,278
Ameriquest Mortgage Securities, Inc.
1.740% due 06/15/2030 (a)		18	18
1.720% due 07/15/2030 (a)		68	68
Amortizing Residential Collateral Trust
1.650% due 06/25/2032 (a)		5,931	5,929
Bayview Financial Acquisition Trust
1.810% due 07/25/2030 (a)		48	47
1.780% due 04/25/2031 (a)		177	188
1.700% due 07/25/2031 (a)		121	120
CDC Mortgage Capital Trust
1.670% due 01/25/2033 (a)		6,914	6,895
Conseco Finance Corp.
1.790% due 10/15/2031 (a)		400	397
Conseco Finance Securitizations Corp.
3.220% due 09/01/2023		2,634	2,645
Conseco Private Label Credit Card Master Note Trust
1.700% due 12/15/2008 (a)		1,000	951
Conseco Recreational Enthusiast Consumer Trust
7.562% due 10/15/2007		13	13
CS First Boston Mortgage Securities Corp.
1.680% due 12/15/2030 (a)		287	287
EMC Mortgage Loan Trust
2.200% due 05/25/2040 (a)		3,498	3,492
GRMT II Mortgage Loan Trust
1.638% due 06/20/2032 (a)		161	161
Household Mortgage Loan Trust
1.688% due 05/20/2032 (a)		1,246	1,246
Irwin Home Equity Loan Trust
1.755% due 06/25/2021 (a)		25	25
1.670% due 06/25/2029 (a)		1,122	1,120
Morgan Stanley Dean Witter Capital I
1.710% due 07/25/2032 (a)		2,648	2,642
Salomon Brothers Mortgage Securities VII, Inc.
1.820% due 09/25/2029 (a)		368	368
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013		3,953	3,988

Total Asset-Backed Securities (Cost $31,909)			31,878

SOVEREIGN ISSUE 3.1%
Province of Quebec
7.500% due 09/15/2029		75	94
Republic of Brazil
2.562% due 04/15/2006 (a)		2,688	2,150
11.500% due 03/12/2008		2,300	1,754
11.000% due 01/11/2012		2,300	1,535
8.000% due 04/15/2014		1,231	810
11.000% due 08/17/2040		2,600	1,622
Republic of Panama
9.625% due 02/08/2011		800	876
9.375% due 01/16/2023		330	341
Republic of Peru
9.125% due 02/21/2012		500	489
Republic of South Africa
9.125% due 05/19/2009		500	597
United Mexican States
9.875% due 02/01/2010		100	122
8.375% due 01/14/2011		300	339
11.375% due 09/15/2016		5,100	6,834
6.250% due 12/31/2019		1,600	1,578
8.300% due 08/15/2031		17,700	18,718

Total Sovereign Issues (Cost $38,141)			37,859

FOREIGN CURRENCY-DENOMINATED ISSUES (h) (i) 0.6%
Republic of Germany
6.500% due 07/04/2027 (e)	EC	1,600	2,073
5.625% due 01/04/2028 (e)		1,600	1,868
4.750% due 07/04/2028		1,000	1,035
6.250% due 01/04/2030		1,500	1,902

Total Foreign Currency-Denominated Issues (Cost $6,270)			6,878

See accompanying notes

9

	Principal Amount (000s)	Value (000s)

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 96.000 Exp. 03/17/2003	$760,000	$5

Total Purchased Put Options (Cost $7)		5

CONVERTIBLE BONDS & NOTES 0.2%
Banking & Finance 0.2%
Verizon Global Funding Corp.
5.750% due 04/01/2003	2,000	2,027

Total Convertible Bonds & Notes (Cost $2,007)		2,027

SHORT-TERM INSTRUMENTS 19.6%
Commercial Paper 18.6%
ABN AMRO North America, Inc.
1.320% due 02/10/2003	2,500	2,496
AT&T Corp.
3.605% due 04/18/2003	6,500	6,502
CDC
1.310% due 02/03/2003	48,000	47,942
Danske Corp.
1.320% due 02/19/2003	10,000	9,982
1.310% due 03/12/2003	10,000	9,974
1.320% due 03/12/2003	3,000	2,992
1.310% due 03/18/2003	9,000	8,975
1.310% due 03/20/2003	15,000	14,958
Eksportfinanans ASA
1.250% due 01/02/2003	10,000	10,000
1.300% due 03/05/2003	22,000	21,949
Fannie Mae
1.240% due 02/12/2003 (c)	1,620	1,618
HBOS Treasury Services PLC
1.330% due 02/11/2003	4,150	4,144
1.350% due 02/12/2003	6,750	6,740
1.345% due 03/06/2003	4,800	4,789
1.335% due 03/18/2003	13,000	12,964
Lloyds TSB Bank PLC
1.305% due 03/26/2003	1,500	1,495
Royal Bank of Scotland
1.310% due 02/27/2003	14,000	13,971
UBS Finance, Inc.
1.320% due 02/18/2003	18,250	18,219
1.320% due 02/20/2003	3,500	3,494
1.320% due 03/05/2003	20,000	19,953
Westpac Capital Corp.
1.340% due 03/25/2003	2,000	1,994

		225,151

Repurchase Agreement 0.5%
State Street Bank
1.050% due 01/02/2003	6,087	6,087

(Dated 12/31/2002. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $6,211. Repurchase proceeds are $6,087.)
U.S. Treasury Bills 0.5%
1.180% due 02/13/2003-02/20/2003 (c)(d)	6,055	6,046

Total Short-Term Instruments (Cost $237,288)		237,284

Total Investments 104.7% (Cost $1,249,171)		$1,264,234
Written Options (g) (0.2%) (Premiums $2,008)		(2,580)
Other Assets and Liabilities (Net) (4.5%)		(53,807)

Net Assets 100.0%		$1,207,847

Notes to Schedule of Investments
(amounts in thousands, except number of contracts):

(a) Variable rate security. The rate listed is as of December 31, 2002.

(b) Security is in default.

(c) Securities with an aggregate market value of $5,411 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl Written Call Options Strike @ 110.000 (03/2003)	91	$(90)
Euro-Bobl Written Put Options Strike @ 108.000 (03/2003)	91	18
Euribor Written Put Options Strike @ 96.500 (12/2003)	61	40
Euribor Written Put Options Strike @ 96.750 (12/2003)	28	20
Euribor Written Put Options Strike @ 96.750 (03/2003)	527	106
Euribor Purchased Put Options Strike @ 95.625 (03/2003)	1,100	(14)
Euribor Written Put Options Strike @ 97.000 (03/2003)	2,947	1,012
Euribor Purchased Put Options Strike @ 95.500 (03/2003)	2,100	(26)
Euribor Written Put Options Strike @ 96.750 (06/2003)	128	48
Euribor March Futures (03/2003)	141	380
Euribor June Futures (06/2003)	48	73
Euribor September Futures (09/2003)	134	55
Euro-Bobl 5 Year Note (03/2003)	588	1,207
Euro-Bund 10 Year Note (03/2003)	189	508
U.S. Treasury 10 Year Note (03/2003)	25	84
U.S. Treasury 30 Year Bond (03/2003)	196	807
Eurodollar June Futures (06/2003)	96	354

		$4,582

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Security, or a portion thereof, subject to financing transaction.

(f) Principal amount of security is adjusted for inflation.

(g) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.970 Exp. 10/04/2004	6,400,000	$257	$587
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	1,700,000	69	32
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	1,700,000	69	157
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.970 Exp. 10/04/2004	6,400,000	257	118
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	3,900,000	95	262
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	3,900,000	132	45
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.250 Exp. 05/30/2003	6,100,000	42	71
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.250 Exp. 05/30/2003	6,100,000	43	71
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.250 Exp. 05/30/2003	27,200,000	194	315
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 12/15/2003	5,500,000	58	90
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 07/22/2003	9,800,000	88	142
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 12/16/2003	9,700,000	104	159

See accompanying notes.

10

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 08/01/2003	5,200,000	$49	$76
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 06/18/2003	5,100,000	46	69
Call - CME Eurodollar June Futures
Strike @ 98.750 Exp. 06/16/2003	320	104	98
Put - CME Eurodollar June Futures
Strike @ 97.500 Exp. 06/16/2003	165	64	6
Put - CME Eurodollar June Futures
Strike @ 98.000 Exp. 06/16/2003	57	34	5
Put - CBOT U.S. Treasury Note March Futures
Strike @ 109.000 Exp. 02/22/2003	117	99	15
Call - CBOT U.S. Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003	420	204	262

		$2,008	$2,580

(h) Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	EC	1,574	02/2003	$0	$(94)	$(94)
Buy	EC	9,216	02/2003	466	0	466

				$466	$(94)	$372

(i) Principal amount denoted in indicated currency:

BP – British Pound
EC – Euro
JY – Japanese Yen

(j) Swap agreements outstanding at December 31, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay
floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC
Exp. 03/15/2032	EC	1,800	$42
Receive a fixed rate equal to 6.000% and pay
floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co.
Exp. 03/15/2017		4,000	43
Receive a fixed rate equal to 6.000% and pay
floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/15/2032		1,500	44
Receive a fixed rate equal to 6.000% and pay floating
rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC
Exp. 03/15/2017		500	6
Receive floating rate based on 6-month BP-LIBOR
and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 03/15/2032	BP	1,100	(6)
Receive floating rate based on 6-month BP-LIBOR
and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/15/2032		900	3
Receive floating rate based on 6-month BP-LIBOR
and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co.
Exp. 03/15/2017		1,700	(6)
Receive floating rate based on 6-month BP-LIBOR and
pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/15/2017		300	(2)
Receive floating rate based on 6-month BP-LIBOR and
pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 03/15/2017		700	(6)
Receive floating rate based on 6-month JY-LIBOR
and pay a fixed rate equal to 0.390%.
Counterparty: Goldman Sachs & Co.
Exp. 06/18/2007	JY	471,700	(8)
Receive floating rate based on 6-month JY-LIBOR
and pay a fixed rate equal to 0.324%.
Counterparty: Goldman Sachs & Co.
Exp. 09/12/2007		1,200,000	(9)
Receive a fixed rate equal to 1.150% and the Portfolio will
pay to the counterparty at par in the event of default of
Republic of Panama 9.625% due 02/08/2011.
Counterparty: Goldman Sachs & Co.
Exp. 04/23/2003		$400	0
Receive a fixed rate equal to 0.610% and the Portfolio will
pay to the counterparty at par in the event of default of
General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merill Lynch & Co., Inc.
Exp. 05/19/2004		1,900	2
Receive floating rate based on 3-month LIBOR and pay
a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 06/18/2013		5,200	(173)
Receive floating rate based on 3-month LIBOR
and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co.
Exp. 06/18/2013		8,900	(295)
Receive floating rate based on 3-month LIBOR and
pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 06/18/2013		7,100	(235)
Receive floating rate based on 3-month LIBOR and
pay a fixed rate equal to 6.000%.
Counterparty: Merill Lynch & Co., Inc.
Exp. 06/18/2023		2,000	(70)
Receive floating rate based on 3-month LIBOR and
pay a fixed rate equal to 5.000%.
Counterparty: Lehman Brothers, Inc.
Exp. 06/18/2013		5,600	(186)

			$(856)

See accompanying notes

11

Notes to Financial Statements

December 31, 2002

1.      Organization

          The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2.      Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

13

          Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

14

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Total Return Portfolio	0.50%	0.65%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

          Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Total Return Portfolio	$1,848,402	$1,328,850	$373,597	$187,728

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Total Return Portfolio

Premium

Balance at 12/31/2001	$3,668
Sales	5,179
Closing Buys	(732)
Expirations	(6,107)
Exercised	0

Balance at 12/31/2002	$2,008

6.     Reorganization (unaudited)

          On November 15, 2002, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders, the PIMCO Total Return Portfolio (Acquiring Fund) acquired the assets and certain liabilities of the AZOA Fixed Income Fund and AZOA Diversified Assets Fund (Acquired Funds), in an exchange for 1,348,504 shares of the Acquiring Fund. The net assets for each of the Acquired Funds on November 15, 2002 were as follows:

Acquired Fund	Net Assets

AZOA Fixed Income Fund	$8,803,575
AZOA Diversified Assets Fund	$4,951,168

15

7.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral

Total Return Portfolio	$6,675	$1,597	$1,048	$0	$0	$0

(1) Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, foreign currency transactions, and straddle loss deferrals.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)

Total Return Portfolio	$1,249,253	$24,417	$(9,436)	$14,981

(2) Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (3)	Capital Gains Distributions	Long-Term Return of Capital

Total Return Portfolio	$40,592	$2,701	$0

(3) Includes short-term capital gains.

8.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Total Return Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,882	$18,993	3,884	$38,223
Administrative Class	93,895	946,200	32,859	328,425
Issued as reinvestment of distributions
Institutional Class	211	2,129	225	2,227
Administrative Class	3,662	37,015	1,459	14,473
Cost of shares redeemed
Institutional Class	(1,106)	(11,077)	(611)	(6,077)
Administrative Class	(17,705)	(178,833)	(6,353)	(63,201)

Net increase resulting from Portfolio share transactions	80,839	$814,427	31,463	$314,070

          The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Total Return Portfolio
Institutional Class	2	98
Administrative Class	6	77

16

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Total Return Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Total Return Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

17

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc., and Director, Fresh Choice, Inc. (restaurant company)	68	Director, Public Storage Business Parks, Inc.; (Real Estate). Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

18

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63)	12/1997 to Present	Managing Director, PIMCO.
Senior Vice President

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

19

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW. PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
LONG - TERM U.S. GOVERNMENT PORTFOLIO
INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Long-Term U.S. Government Portfolio (Institutional Class)	2	8-9

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Long-Term U.S. Government Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	11.2 years	$92.3 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	4/10/2000	James M. Keller
Primarily long-term maturity fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	Since Inception*
Long-Term U.S. Gov’t. Portfolio Institutional Class	17.77%	12.84%
Lehman Brothers Long-Term Treasury Index	16.78%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                            QUALITY BREAKDOWN*

*% of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Long-Term Treasury Index, an unmanaged market index. It is not possible to invest directly in the Index.

PORTFOLIO INSIGHTS

•

The Long-Term U.S. Government Portfolio Institutional Class returned 17.77% for the 12-month period ended December 31, 2002, outperforming the 16.78% return of the benchmark Lehman Brothers Long-Term Treasury Index over the same period.

•	While 2002 was a difficult year for financial assets, fixed income markets and longer duration portfolios weathered the storm far better than more volatile asset classes.

•	Below Index duration was negative for returns as Treasury yields declined amid Federal Reserve interest rate cuts and an investor flight to safety in markets characterized by intense volatility.

•	Emphasis on intermediate maturities was positive; these issues outperformed as rates declined most sharply in this part of the curve.

•	An emphasis to longer duration structured MBS added to performance as refinance rates remained at historically high levels and mortgage risk premiums declined.

•	An emphasis on high-quality intermediate to longer-maturity agency debentures supplemented performance as they provided excess returns relative to Treasuries.

•

A modest focus on longer duration corporates outperformed Treasuries on a duration-adjusted basis in the fourth quarter, but detracted from overall performance in 2002, as a surge in volatility and spread erosion affected the entire sector.

•	An allocation to real return bonds was slightly positive as less volatile real yields rose less than Treasury yields.

•	Premiums from written options added income to the Portfolio.

2

Financial Highlights

Long-Term U.S. Government Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001	04/10/2000 - 12/31/2000

Net asset value beginning of period	$10.27		$10.56	$9.90
Net investment income (a)	0.46		0.54	0.43
Net realized/unrealized gain on investments (a)	1.31		0.08	0.66
Total income from investment operations	1.77		0.62	1.09
Dividends from net investment income	(0.46)		(0.54)	(0.43)
Distributions from net realized capital gains	(0.49)		(0.37)	0.00
Total distributions	(0.95)		(0.91)	(0.43)
Net asset value end of period	$11.09		$10.27	$10.56
Total return	17.77%		6.03%	11.32%
Net assets end of period (000s)	$13		$11	$10
Ratio of expenses to average net assets	0.50	%(b)	0.50%	0.50%*
Ratio of net investment income to average net assets	4.22%		5.05%	5.97%*
Portfolio turnover rate	586%		457%	553%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.

3

Statement of Assets and Liabilities

Long-Term U.S. Government Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$84,852
Repurchase agreements, at value	27,520
Cash	10
Receivable for investments sold	5,652
Receivable for Portfolio shares sold	128
Interest and dividends receivable	845

119,007

Liabilities:
Payable for investments purchased	$5,837
Payable for financing transactions	20,343
Written options outstanding	236
Payable for Portfolio shares redeemed	39
Accrued investment advisory fee	19
Accrued administration fee	19
Accrued servicing fee	10
Variation margin payable	181
Other liabilities	54

26,738

Net Assets	$92,269

Net Assets Consist of:
Paid in capital	$89,128
Undistributed net investment income	1,023
Accumulated undistributed net realized (loss)	(383)
Net unrealized appreciation	2,501

$92,269

Net Assets:
Institutional Class	$13
Administrative Class	92,256
Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	8,316
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$11.09
Administrative Class	11.09
Cost of Investments Owned	$110,720

See accompanying notes

4

Statement of Operations

Long-Term U.S. Government Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$2,762

Total Income	2,762

Expenses:
Investment advisory fees	146
Administration fees	147
Distribution and/or servicing fees - Administrative Class	88
Trustees’ fees	3

Total Expenses	384

Net Investment Income	2,378

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	944
Net realized gain on futures contracts, written options, and swaps	3,865
Net change in unrealized appreciation on investments	1,946
Net change in unrealized appreciation on futures contracts, written options, and swaps	712

Net Gain	7,467

Net Increase in Assets Resulting from Operations	$9,845

See accompanying notes

5

Statements of Changes in Net Assets

Long-Term U.S. Government Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$2,378	$919
Net realized gain	4,809	563
Net change in unrealized appreciation (depreciation)	2,658	(653)

Net increase resulting from operations	9,845	829

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1)
Administrative Class	(2,378)	(918)
From net realized capital gains
Institutional Class	(1)	0
Administrative Class	(3,799)	(1,107)

Total Distributions	(6,178)	(2,026)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	64,003	30,788
Issued as reinvestment of distributions
Institutional Class	1	1
Administrative Class	6,177	2,025
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(14,603)	(8,228)

Net increase resulting from Portfolio share transactions	55,578	24,586

Total Increase in Net Assets	59,245	23,389

Net Assets:
Beginning of period	33,024	9,635
End of period*	$92,269	$33,024
*Including net undistributed investment income of:	$1,023	$193

See accompanying notes

6

Statement of Cash Flows

Long-Term U.S. Government Portfolio
December 31, 2002

Amounts in thousands

Increase (Decrease) in Cash from:
Financing Activities:
Sales of Portfolio shares	$64,092
Redemptions of Portfolio shares	(14,565)
Cash distributions paid	0
Proceeds from financing transactions	14,410
Net increase from financing activities	63,937
Operating Activities:
Purchases of long-term securities	(374,657)
Proceeds from sales of long-term securities	337,504
Purchases of short-term securities (net)	(34,426)
Net investment income	2,378
Change in other receivables/payables (net)	4,965
Net (decrease) from operating activities	(64,236)

Net (Decrease) in Cash	(299)

Cash:
Beginning of period	309
End of period	$10
See accompanying notes

7

Schedule of Investments

Long-Term U.S. Government Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 7.0%
Banking & Finance 5.6%
Donaldson, Lufkin & Jenrette, Inc.
2.342% due 07/18/2003 (a)	$100	$100
Ford Motor Credit Co.
1.920% due 06/23/2003 (a)	500	497
2.080% due 04/26/2004 (a)	600	574
2.295% due 07/18/2005 (a)	200	180
General Electric Capital Corp.
5.450% due 01/15/2013	300	312
6.750% due 03/15/2032	500	555
General Motors Acceptance Corp.
1.570% due 03/10/2003 (a)	200	200
2.115% due 07/21/2003 (a)	100	99
2.560% due 01/20/2004 (a)	600	592
Merrill Lynch & Co., Inc.
1.733% due 03/08/2004 (a)	200	200
Morgan Stanley
1.510% due 09/19/2003 (a)	400	401
National Rural Utilities Cooperative Finance Corp.
2.830% due 04/26/2004 (a)	200	201
8.000% due 03/01/2032	200	242
U.S. Trade Funding Corp.
4.260% due 11/15/2014	1,000	1,031

		5,184

Industrials 1.4%
Continental Airlines, Inc.
6.320% due 11/01/2008	1,000	896
DaimlerChrysler North America Holding Corp.
1.725% due 08/16/2004 (a)	200	198
Ford Motor Co.
7.450% due 07/16/2031	200	174

		1,268

Total Corporate Bonds & Notes (Cost $6,439)		6,452

MUNICIPAL BONDS & NOTES 1.3%
Florida 0.6%
Florida State Board of Education General Obligation Bonds,
(FGIC Insured), Series 2002
5.000% due 06/01/2031	500	508

Illinois 0.2%
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured),
Series 2001
5.000% due 11/01/2031	200	201

New York 0.2%
New York State Triborough Bridge and Tunnels Authority
Revenue Bonds, Series 2002
5.000% due 11/15/2032	200	202

Texas 0.3%
San Antonio, Texas Water Revenue Bonds, (FSA Insured),
Series 2002
5.000% due 05/15/2032	250	252

Total Municipal Bonds & Notes (Cost $1,141)		1,163

U.S. GOVERNMENT AGENCIES 15.1%
Fannie Mae
3.250% due 11/15/2007	1,200	1,211
6.320% due 03/03/2008	2,000	2,015
Federal Home Loan Bank
5.120% due 01/10/2013	5,000	5,130
Financing Corp.
10.700% due 10/06/2017	650	1,038
Freddie Mac
3.550% due 03/25/2004	500	502
4.125% due 02/04/2005	755	757
4.300% due 05/31/2005	1,000	1,010
6.220% due 03/18/2008	250	253
4.000% due 02/13/2017	200	204
Overseas Private Investment Corp.
0.000% due 08/15/2007	1,000	1,007
0.000% due 11/30/2010	700	807

Total U.S. Government Agencies (Cost $13,578)		13,934

U.S. TREASURY OBLIGATIONS 29.0%
Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007 (c)	172	186
3.875% due 04/15/2029	2,206	2,698
U.S. Treasury Bonds
10.625% due 08/15/2015 (b)	1,800	2,907
8.750% due 05/15/2017 (b)	900	1,302
8.000% due 11/15/2021	700	976
6.250% due 08/15/2023 (b)	9,100	10,694
5.500% due 08/15/2028	2,800	3,026
5.250% due 11/15/2028	2,700	2,821
U.S. Treasury Strips
0.000% due 11/15/2016 (PO)	2,000	1,020
0.000% due 11/15/2021 (PO)	3,050	1,136

Total U.S. Treasury Obligations (Cost $25,998)		26,766

MORTGAGE-BACKED SECURITIES 15.3%
Collateralized Mortgage Obligations 14.3%
Bear Stearns Adjustable Rate Mortgage Trust
6.212% due 01/25/2032 (a)	412	416
6.538% due 01/25/2032 (a)	130	131
Fannie Mae
7.000% due 10/25/2022	299	321
6.500% due 01/25/2024	14	14
5.500% due 12/25/2032	1,005	987
Federal Agricultural Mortgage Corp.
7.238% due 07/25/2011	208	232
Freddie Mac
7.000% due 07/15/2023	48	52
6.500% due 12/15/2023	215	229
5.625% due 07/15/2028	277	285
6.000% due 05/15/2029	100	102
6.000% due 12/15/2031	212	215
6.000% due 08/15/2032	1,020	1,045
5.500% due 11/15/2032	402	393
Residential Funding Mortgage Securities I, Inc.
7.500% due 04/25/2027	19	19
Sequoia Mortgage Trust
1.728% due 06/20/2032 (a)	376	375
Structured Asset Mortgage Investments, Inc.
7.139% due 02/25/2030 (a)	305	312
4.147% due 03/25/2032 (a)	547	558
1.750% due 09/19/2032 (a)	2,460	2,451
Structured Asset Securities Corp.
1.920% due 07/25/2032 (a)	801	804
1.710% due 01/25/2033 (a)	412	410
United Mortgage Securities Corp.
4.841% due 06/25/2032 (a)	772	794
Washington Mutual Mortgage Securities Corp.
5.390% due 02/25/2031 (a)	1,851	1,900
5.500% due 01/31/2033	500	509
Washington Mutual, Inc.
6.500% due 10/19/2029	595	609
4.508% due 01/25/2041 (a)	37	38

		13,201

Fannie Mae 0.3%
6.000% due 01/21/2018	300	314

Federal Housing Administration 0.7%
6.896% due 07/01/2020	581	606

Total Mortgage-Backed Securities (Cost $13,774)		14,121

See accompanying notes

8

	Principal Amount (000s)	Value (000s)

ASSET-BACKED SECURITIES 5.7%
Ace Securities Corp.
1.760% due 06/25/2032 (a)	$457	$457
AmeriCredit Automobile Receivables Trust
3.780% due 02/12/2007	800	820
1.640% due 04/05/2007 (a)	800	800
CS First Boston Mortgage Securities Corp.
1.680% due 12/15/2030 (a)	26	26
DaimlerChrysler Auto Trust
2.900% due 12/06/2004	488	491
Household Automotive Trust
2.750% due 05/17/2005	700	705
Household Mortgage Loan Trust
1.688% due 05/20/2032 (a)	830	831
Novastar Home Equity Loan
1.700% due 01/25/2031 (a)	265	266
SLM Student Loan Trust
1.815% due 10/27/2025 (a)	187	188
WFS Financial Owner Trust
2.820% due 05/20/2005	700	705

Total Asset-Backed Securities (Cost $5,252)		5,289

SOVEREIGN ISSUES 3.9%
World Bank
7.625% due 01/19/2023	2,700	3,549

Total Sovereign Issues (Cost $3,439)		3,549

SHORT-TERM INSTRUMENTS 44.5%
Commercial Paper 12.7%
Fannie Mae
1.235% due 02/12/2003 (c)	100	100
1.240% due 02/12/2003 (c)	220	220
1.270% due 03/26/2003	600	598
1.290% due 03/31/2003	2,000	1,993
Freddie Mac
1.270% due 02/12/2003	300	300
1.280% due 03/20/2003	8,000	7,977
1.285% due 04/14/2003	500	498

		11,686

Repurchase Agreements 29.8%
Lehman Brothers, Inc.
1.150% due 01/02/2003	24,500	24,500
(Dated 12/31/2002. Collateralized by U.S. Treasury Notes
6.500% due 10/15/2006 valued at $25,022.
Repurchase proceeds are $24,502.)
State Street Bank
1.050% due 01/02/2003	3,020	3,020
(Dated 12/31/2002. Collateralized by Fannie Mae
5.250% due 08/01/2012 valued at $3,082.
Repurchase proceeds are $3,020.)

		27,520

U.S. Treasury Bills 2.0%
1.185% due 02/13/2003-02/20/2003 (c)(f)	1,895	1,892

Total Short-Term Instruments (Cost $41,099)		41,098

Total Investments 121.8% (Cost $110,720)		$112,372

Written Options (e) (0.3%) (Premiums $105)		(236)

Other Assets and Liabilities (Net) (21.5%)		(19,867)

Net Assets 100.0%		$92,269

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Security, or a portion thereof, subject to financing transaction.

(c)	Securities with an aggregate market value of $1,998 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation

U.S. Treasury 5 Year Note (03/2003)	39	$78
U.S. Treasury 10 Year Note (03/2003)	13	16
U.S. Treasury 30 Year Bond (03/2003)	396	886

		$980

(d)	Principal amount of security is adjusted for inflation.

(e)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - OTC 3 Month LIBOR Interest Rate Swap	5,000,000	$28	$116
Strike @ 3.500 Exp. 07/22/2003
Call - CME Eurodollar March Futures	31	13	53
Strike @ 98.000 Exp. 03/17/2003
Put - CME Eurodollar June Futures	38	10	1
Strike @ 97.000 Exp. 06/16/2003
Call - CBOT U.S. Treasury Note March Futures	23	7	14
Strike @ 117.000 Exp. 02/22/2003
Call - CBOT U.S. Treasury Note March Futures	50	22	48
Strike @ 116.000 Exp. 02/22/2003
Put - CBOT U.S. Treasury Note March Futures	23	25	4
Strike @ 104.000 Exp. 02/22/2003
		$105	$236

(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes

9

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.  Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling

10

price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on

11

the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.      Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Long-Term U.S. Government Portfolio	0.50%	0.65%

          PIMCO may be reimbursed for these waived amounts in future periods.

12

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.      Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Long-Term U.S. Government Portfolio	$347,915	$333,933	$32,233	$5,117

5.      Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Long-Term U.S. Government Portfolio

Premium

Balance at 12/31/2001	$10
Sales	591
Closing Buys	(57)
Expirations	(439)
Exercised	0

Balance at 12/31/2002	$105

6.      Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post October Deferral(3)

Long-Term U.S. Government Portfolio	$1,024	$573	$(88)	$(1)	$0	$0

(1) Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.

(2) Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

          As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)

Long-Term U.S. Government Portfolio	$110,739	$1,764	$(131)	$1,633

(3) Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals for federal income tax purposes.

          For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital

Long-Term U.S. Government Portfolio	$4,378	$1,800	$0

(4) Includes short-term capital gains.

13

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Long-Term U.S. Government Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	5,886	64,003	2,877	30,788
Issued as reinvestment of distributions
Institutional Class	0	1	0	1
Administrative Class	568	6,177	196	2,025
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(1,353)	(14,603)	(769)	(8,228)

Net increase resulting from Portfolio share transactions	5,101	$55,578	2,304	$24,586

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Long-Term U.S. Government Portfolio
Institutional Class	1	100
Administrative Class	2	96

14

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Long-Term U.S. Government Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and of cash flows and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the Institutional share class for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Kansas City, Missouri February 20, 2003

15

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1] Trustees serve until their successors are duly elected and qualified.
* Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

16

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42)	12/1997 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President	(since 02/2002 as Vice President)

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

17

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE , SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
FOREIGN BOND PORTFOLIO
INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2002

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Foreign Bond Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	4.5 years	$16.8 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	4/10/2000	Michael R. Asay
Primarily intermediate maturity, hedged non-U.S. fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE  For the period ended December 31, 2002

	1 Year	Since Inception*
Foreign Bond Portfolio Institutional Class	8.36%	8.20%
J.P. Morgan Non-U.S. Index (Hedged)	7.01%	—

* Annualized (all portfolio returns are net of fees and expenses)

COUNTRY ALLOCATION*                            QUALITY BREAKDOWN*

*% of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The Foreign Bond Portfolio Institutional Class returned 8.36% for the 12-month period ended December 31, 2002, outperforming the 7.01% return of the benchmark J.P. Morgan Non-U.S. Index (Hedged).

•	An underweight in Japan on a duration-weighted basis was positive as investors sold Japanese Government Bonds anticipating greater government debt issuance.

•	An overweight in core Euroland bonds relative to U.S. Treasuries detracted from returns as weak equity markets and geopolitical turmoil led to increased demand for U.S. Treasuries.

•	An overweight in the euro was a strong positive gaining 18% versus the U.S. dollar amid concerns of war with Iraq and declining U.S. economic prospects.

•	Emphasizing global mortgages added to returns as investor demand for their combination of high quality and relatively high yields sustained valuations.

•

Modest holdings of emerging markets bonds were a positive as these securities rebounded strongly during the fourth quarter amid a reduction in global risk premiums and increased confidence in Brazil’s newly elected president.

•	Modest holdings of real return bonds helped returns, as these securities outperformed conventional Treasuries.

2

Financial Highlights

Foreign Bond Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002	12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$9.69	$9.40	$9.48
Net investment income (a)	0.41	0.44	0.39
Net realized/unrealized gain on investments (a)	0.38	0.28	0.18
Total income from investment operations	0.79	0.72	0.57
Dividends from net investment income	(0.37)	(0.43)	(0.39)
Distributions from net realized capital gains	(0.04)	0.00	(0.26)
Total distributions	(0.41)	(0.43)	(0.65)
Net asset value end of period	$10.07	$9.69	$9.40
Total return	8.36%	7.75%	6.18%
Net assets end of period (000s)	$12	$935	$5,185
Ratio of expenses to average net assets	0.75%	0.75%	0.74%*
Ratio of net investment income to average net assets	4.24%	4.56%	5.58%*
Portfolio turnover rate	321%	285%	306%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See accompanying notes

3

Statement of Assets and Liabilities

Foreign Bond Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$28,144
Cash	3
Foreign currency, at value	332
Receivable for investments sold	6,764
Unrealized appreciation on forward foreign currency contracts	24
Receivable for Portfolio shares sold	40
Interest and dividends receivable	424
Variation margin receivable	1
Swap premiums paid	14
Unrealized appreciation on swap agreements	78

35,824

Liabilities:
Payable for investments purchased	$2,031
Unrealized depreciation on forward foreign currency contracts	284
Payable for financing transactions	9,426
Payable for short sales	6,855
Written options outstanding	69
Payable for Portfolio shares redeemed	39
Accrued investment advisory fee	3
Accrued administration fee	7
Accrued servicing fee	2
Variation margin payable	1
Swap premiums received	80
Unrealized depreciation on swap agreements	206
Other liabilities	33

19,036

Net Assets	$16,788

Net Assets Consist of:
Paid in capital	$16,119
(Overdistributed) net investment income	(497)
Accumulated undistributed net realized (loss)	(471)
Net unrealized appreciation	1,637

$16,788

Net Assets:
Institutional Class	$12
Administrative Class	16,776
Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	1,665
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.07
Administrative Class	10.07
Cost of Investments Owned	$25,846

Cost of Foreign Currency Held	$322

See accompanying notes

4

Statement of Operations

Foreign Bond Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest, net of foreign taxes	$442
Dividends, net of foreign taxes	11

Total Income	453

Expenses:
Investment advisory fees	25
Administration fees	50
Distribution and/or servicing fees - Administrative Class	15
Trustees’ fees	1
Interest expense	2

Total Expenses	93
Reimbursement by Manager	(1)
Net Expenses	92

Net Investment Income	361

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(155)
Net realized (loss) on futures contracts, written options, and swaps	(76)
Net realized (loss) on foreign currency transactions	(1,092)
Net change in unrealized appreciation on investments	2,371
Net change in unrealized (depreciation) on futures contracts, written options, and swaps	(18)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(511)

Net Gain	519

Net Increase in Assets Resulting from Operations	$880

See accompanying notes

5

Statements of Changes in Net Assets

Foreign Bond Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$361	$282
Net realized gain (loss)	(1,323)	215
Net change in unrealized appreciation (depreciation)	1,842	(14)

Net increase resulting from operations	880	483

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	(182)
Administrative Class	(353)	(98)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(61)	0
Tax basis return of capital
Institutional Class	0	0
Administrative Class	(4)	0

Total Distributions	(420)	(280)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	19,462	5,854
Issued as reinvestment of distributions
Institutional Class	3	182
Administrative Class	417	98
Cost of shares redeemed
Institutional Class	(930)	(4,589)
Administrative Class	(8,415)	(2,066)

Net increase (decrease) resulting from Portfolio share transactions	10,537	(521)

Total Increase (Decrease) in Net Assets	10,997	(318)

Net Assets:
Beginning of period	5,791	6,109
End of period*	$16,788	$5,791
*Including net undistributed (overdistributed) investment income of:	$(497)	$386

See accompanying notes

6

Statement of Cash Flows

Foreign Bond Portfolio
December 31, 2002

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities:
Sales of Portfolio shares	$19,491
Redemptions of Portfolio shares	(9,506)
Cash distributions paid	0
Proceeds from financing transactions	5,150

Net increase from financing activities	15,135

Operating Activities:
Purchases of long-term securities and foreign currency	(67,850)
Proceeds from sales of long-term securities and foreign currency	54,969
Purchases of short-term securities (net)	(2,085)
Net investment income	361
Change in other receivables/payables (net)	(610)

Net (decrease) from operating activities	(15,215)

Net (Decrease) in Cash and Foreign Currency	(80)

Cash and Foreign Currency:
Beginning of period	415
End of period	$335

See accompanying notes

7

Schedule of Investments

Foreign Bond Portfolio

December 31, 2002

	Principal Amount (000s)		Value (000s)

AUSTRALIA 0.8%
Crusade Global Trust
1.730% due 05/15/2021 (a)		$40	$40
Medallion Trust
1.993% due 07/12/2031 (a)		47	47
National Australia Bank Ltd.
2.045% due 05/19/2010 (a)		50	50

Total Australia (Cost $137)			137

BRAZIL 0.3%
Republic of Brazil
2.562% due 04/15/2006 (a)		$56	45

Total Brazil (Cost $54)			45

CANADA (g)(h) 2.0%
Commonwealth of Canada
5.500% due 06/01/2009	C$	200	134
5.500% due 06/01/2010		300	201

Total Canada (Cost $329)			335

DENMARK (g)(h) 0.8%
Nykredit
6.000% due 10/01/2029	DK	942	136

Total Denmark (Cost $103)			136

FRANCE (g)(h) 4.0%
France Telecom S.A.
1.022% due 07/16/2003 (a)	JY	10,000	84
Republic of France
6.000% due 04/25/2004	EC	310	338
4.000% due 04/25/2009		80	85
4.000% due 10/25/2009		30	32
5.500% due 04/25/2010		110	127

Total France (Cost $546)			666

GERMANY (g)(h) 58.9%
Depfa Pfandbriefbank
4.750% due 07/15/2008	EC	20	22
5.750% due 03/04/2009		20	23
Kreditanstalt fuer Wiederaufbau
3.500% due 11/15/2005		100	105
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		30	34
Landesbank NRW
4.750% due 09/28/2007		20	22
Republic of Germany
6.500% due 10/14/2005 (b)		2,200	2,521
6.000% due 01/05/2006 (b)		3,200	3,637
5.000% due 02/17/2006		300	333
6.250% due 04/26/2006 (b)		600	690
5.250% due 01/04/2008		410	465
4.500% due 07/04/2009 (b)		200	218
5.375% due 01/04/2010 (b)		400	458
5.250% due 07/04/2010 (b)		300	341
5.250% due 01/04/2011 (b)		100	114
6.500% due 07/04/2027 (b)		590	765
4.750% due 07/04/2028		30	31
5.500% due 01/04/2031 (b)		100	115

Total Germany (Cost $8,514)			9,894

ITALY (g)(h) 8.1%
First Italian Auto Transaction
3.720% due 07/12/2008 (a)	EC	70	$73
Republic of Italy
9.500% due 02/01/2006 (b)		400	498
4.500% due 05/01/2009 (b)		360	392
4.250% due 11/01/2009 (b)		60	64
5.500% due 11/01/2010 (b)		110	126
Seashell Securities PLC
3.550% due 10/25/2028 (a)		200	210

Total Italy (Cost $1,115)			1,363

JAPAN (g)(h) 8.8%
Government of Japan
1.900% due 12/20/2010 (b)	JY	48,000	443
1.500% due 12/20/2011 (b)		107,000	956
Japan Financial Corp.
5.875% due 03/14/2011		$80	88

Total Japan (Cost $1,394)			1,487

MEXICO 0.4%
Bancomext Trust
8.000% due 08/05/2003		$10	10
Petroleos Mexicanos
8.850% due 09/15/2007		20	23
9.375% due 12/02/2008		30	35

Total Mexico (Cost $58)			68

NETHERLANDS (g)(h) 1.4%
Kingdom of Netherlands
6.000% due 01/15/2006	EC	200	228

Total Netherlands (Cost $197)			228

NEW ZEALAND (g)(h) 0.3%
Commonwealth of New Zealand
4.500% due 02/15/2016 (c)	N$	86	54

Total New Zealand (Cost $47)			54

PANAMA 0.2%
Republic of Panama
9.375% due 01/16/2023		$40	41

Total Panama (Cost $39)			41

PERU 0.4%
Republic of Peru
9.125% due 02/21/2012		$30	29
4.500% due 03/07/2017 (a)		39	31

Total Peru (Cost $57)			60

SPAIN (g)(h) 1.6%
Kingdom of Spain
4.950% due 07/30/2005	EC	30	33
5.150% due 07/30/2009 (a)		110	124
4.000% due 01/31/2010		100	105

Total Spain (Cost $217)			262

See accompanying notes

8

	Principal Amount (000s)		Value (000s)

SUPRANATIONAL (g)(h) 0.4%
Eurofima
4.750% due 07/07/2004	SK	600	$69

Total Supranational (Cost $68)			69

SWEDEN (g)(h) 0.3%
Kingdom of Sweden
5.000% due 01/28/2009	SK	400	47

Total Sweden (Cost $40)			47

UNITED KINGDOM (g)(h) 7.0%
British Telecom PLC
2.705% due 12/15/2003 (a)		$50	50
Haus Ltd.
3.224% due 12/14/2037 (a)	EC	90	95
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)		40	44
1.625% due 11/29/2049 (a)		$100	81
United Kingdom Gilt
7.250% due 12/07/2007 (b)	BP	500	914

Total United Kingdom (Cost $1,136)			1,184

UNITED STATES (g)(h) 55.7%
Asset-Backed Securities 4.0%
Ameriquest Mortgage Securities, Inc.
1.740% due 06/15/2030 (a)		$18	18
AMRESCO Residential Securities Mortgage Loan Trust
1.890% due 06/25/2029 (a)		12	12
CS First Boston Mortgage Securities Corp.
1.680% due 12/15/2030 (a)		26	26
First Alliance Mortgage Loan Trust
1.650% due 12/20/2027 (a)		12	12
Household Mortgage Loan Trust
1.688% due 05/20/2032 (a)		83	83
Long Beach Auto Receivables Trust
3.114% due 03/13/2005 (a)		54	54
MLCC Mortgage Investors, Inc.
1.800% due 03/15/2025 (a)		50	50
Morgan Stanley Dean Witter Capital I
1.750% due 07/25/2032 (a)		91	91
Novastar Home Equity Loan
1.695% due 04/25/2028 (a)		22	22
1.700% due 01/25/2031 (a)		38	38
Providian Home Equity Loan Trust
1.710% due 06/25/2025 (a)		22	22
Residential Asset Securities Corp.
1.630% due 07/25/2032 (a)		143	143
Residential Funding Mortgage Securities II, Inc.
1.610% due 08/25/2014 (a)		6	6
Salomon Brothers Mortgage Securities VII, Inc.
1.740% due 06/25/2032 (a)		87	87

			664

Convertible Bonds & Notes 0.4%
Verizon Global Funding Corp.
5.750% due 04/01/2003		70	71

Corporate Bonds & Notes 3.9%
AOL Time Warner, Inc.
5.625% due 05/01/2005		100	102
AT&T Corp.
5.092% due 11/21/2003 (a)	EC	100	104
CIT Group, Inc.
5.625% due 05/17/2004		$60	62
DaimlerChrysler North America Holding Corp.
6.400% due 05/15/2006		60	65
Ford Motor Credit Co.
1.000% due 12/22/2003	JY	1,000	8
General Motors Acceptance Corp.
6.875% due 09/09/2004	BP	75	120
J.P. Morgan & Co., Inc.
3.123% due 02/15/2012 (a)		$10	10
KFW International Finance, Inc.
1.750% due 03/23/2010	JY	11,000	101
Kinder Morgan, Inc.
6.450% due 03/01/2003		$20	20
Pfizer, Inc.
0.800% due 03/18/2008	JY	6,000	51
Sprint Capital Corp.
5.875% due 05/01/2004		$10	10

			653

Mortgage-Backed Securities 22.2%
ABN AMRO Mortgage Corp.
6.500% due 01/25/2032		46	46
Bear Stearns Adjustable Rate Mortgage Trust
6.842% due 02/25/2031 (a)		11	11
6.212% due 01/25/2032 (a)		32	32
Bear Stearns ALT-A Trust
5.700% due 03/25/2032 (a)		100	101
Countrywide Home Loans, Inc.
6.500% due 08/25/2032 (a)		65	66
CS First Boston Mortgage Securities Corp.
1.640% due 06/25/2032 (a)		45	45
1.760% due 07/25/2032 (a)		71	71
2.360% due 08/25/2033 (a)		98	98
Fannie Mae
1.770% due 01/25/2016 (a)		84	84
5.500% due 01/14/2033		1,000	1,020
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030		31	32
Freddie Mac
5.125% due 01/15/2012	EC	100	111
1.870% due 10/15/2024 (a)		$100	100
4.868% due 02/01/2029 (a)		92	96
Government National Mortgage Association
5.375% due 04/20/2028 (a)		12	13
6.000% due 02/15/2029		57	60
5.000% due 04/20/2030 (a)		32	33
5.000% due 05/20/2030 (a)		37	38
4.250% due 06/20/2030 (a)		70	72
6.000% due 01/22/2033 (a)		1,000	1,040
J.P. Morgan Chase Commercial Mortgage Finance Corp.
1.700% due 04/15/2010 (a)		24	24
Residential Funding Mortgage Securities I, Inc.
6.250% due 02/25/2032		2	2
Residential Mortgage Securities
1.765% due 05/12/2032 (a)		47	47
Sequoia Mortgage Trust
1.720% due 08/20/2032 (a)		97	97
Structured Asset Mortgage Investments, Inc.
1.750% due 09/19/2032 (a)		98	98
Structured Asset Securities Corp.
1.710% due 01/25/2033 a		82	82
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)		45	46
5.100% due 10/25/2032 (a)		89	92
Wells Fargo Mortgage-Backed Securities Trust
4.954% due 09/25/2032 (a)		64	66

			3,723

	Shares

Preferred Security 1.2%
DG Funding Trust
4.048% due 12/29/2049 (a)		20	206

See accompanying notes

9

	Principal Amount (000s)		Value (000s)

U.S. Government Agencies 6.9%
Fannie Mae
3.810% due 04/30/2004		$100	$101
4.250% due 10/25/2004		100	101
Federal Home Loan Bank
4.375% due 08/15/2007		100	102
Freddie Mac
3.875% due 06/27/2005		100	101
6.530% due 11/26/2012		300	339
4.750% due 01/15/2013	EC	80	85
Tennessee Valley Authority
4.875% due 12/15/2016		$300	323

			1,152

U.S. Treasury Obligations 17.1%
Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (d)		114	124
3.625% due 01/15/2008		1,010	1,109
3.625% due 04/15/2028		112	131
U.S. Treasury Bonds
7.500% due 11/15/2016		100	131
8.125% due 08/15/2019		200	279
6.250% due 08/15/2023		800	940
U.S. Treasury Strips (PO)
0.000% due 08/15/2020		400	161

			2,875

Total United States (Cost $9,070)			9,344

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 97.500 Exp. 03/17/2003		$8,000	0
Eurodollar March Futures (CME)
Strike @ 95.750 Exp. 03/17/2003		4,000	0
Japanese Government Bond (OTC)
1.500% due 12/20/2011
Strike @ 86.000 Exp. 04/03/2003	JY	155,000	0
Japanese Government Bond March Futures (OTC)
Strike @ 125.000 Exp. 03/03/2003		100,000	0
Republic of Germany (OTC)
4.125% due 07/04/2008
Strike @ 90.000 Exp. 04/01/2003	EC	400	0
Republic of Germany (OTC)
6.000% due 01/05/2006
Strike @ 97.500 Exp. 03/01/2003		2,200	0
Republic of Germany March Futures (OTC)
Strike @ 99.000 Exp. 03/03/2003		2,900	0
Republic of Germany March Futures (OTC)
Strike @ 98.000 Exp. 03/03/2003		500	0
U.S. Treasury Note March Futures (CBOT)
Strike @ 102.000 Exp. 02/22/2003		$200	0
U.S. Treasury Note March Futures (CBOT)
Strike @ 97.000 Exp. 02/22/2003		500	0

Total Purchased Put Options (Cost $1)			0

SHORT-TERM INSTRUMENTS 16.2%
Commercial Paper 11.9%
Fannie Mae
1.240% due 02/12/2003 (d)		$15	15
GlaxoSmithKline PLC
1.320% due 02/24/2003		400	399
HBOS Treasury Services PLC
1.325% due 02/12/2003		200	200
1.770% due 03/27/2003		500	498
National Australia Funding, Inc.
1.410% due 01/02/2003		200	200
UBS Finance LLC
1.330% due 02/19/2003		500	499
Westpac Capital Corp.
1.340% due 03/25/2003		200	199

			2,010

Repurchase Agreement 2.7%
State Street Bank
1.050% due 01/02/2003		449	449

(Dated 12/31/2002. Collateralized by Fannie Mae 3.500% due 06/17/2004 valued at $460. Repurchase proceeds are $449.)
U.S. Treasury Bills 1.6%
1.204% due 02/13/2003-02/20/2003 (d)(e)		265	265

Total Short-Term Instruments (Cost $2,724)			2,724

Total Investments 167.6% (Cost $25,846)			$28,144
Written Options (f) (0.4%) (Premiums $76)			(69)
Other Assets and Liabilities (Net) (67.2%)			(11,287)

Net Assets 100.0%			$16,788

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Security, or a portion thereof, subject to financing transaction.

(c)	Principal amount of security is adjusted for inflation

(d)	Securities with an aggregate market value of $154 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 96.750 (03/2003)	5	$1
Euribor Purchased Put Options Strike @ 96.625 (03/2003)	5	0
Euro-Bund Purchased Put Options Strike @ 102.500 (03/2003)	10	0
Euro-Bobl 5 Year Note (03/2003)	29	64
Euro-Bund 10 Year Note (03/2003)	5	14
Government of Japan 10 Year Note (03/2003)	1	5
Eurodollar September Futures (09/2003)	12	27
U.S. Treasury 5 Year Note (03/2003)	10	(18)
U.S. Treasury 10 Year Note (03/2003)	11	18

		$111

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	300,000	$14	$3
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.650 Exp. 11/19/2003	300,000	10	29
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 09/23/2005	600,000	22	17
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 09/23/2005	600,000	16	10
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 03/24/2003	490,000	4	1

See accompanying notes

10

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 10/20/2003	300,000	$4	$5
Put - CBOT U.S. Treasury Note March Futures
Strike @ 108.000 Exp. 02/22/2003	2	1	0
Call - CBOT U.S. Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003	2	2	1
Call - CBOT U.S. Treasury Note March Futures
Strike @ 118.000 Exp. 02/22/2003	8	3	3
Call & Put - OTC% U.S. Dollar Forward Delta/Neutral
Straddle vs. Japanese Yen
Strike and Premium determined on 12/18/2007, based on an implied volatility parameter of 18.5% Exp. 12/18/2012	80,000	0	0

		$76	$69

(g)	Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BP	20	01/2003	$0	$0	$0
Sell		102	01/2003	0	(2)	(2)
Sell	C$	523	01/2003	0	(2)	(2)
Sell	DK	1,082	03/2003	0	(6)	(6)
Buy	EC	70	01/2003	2	0	2
Sell		5,402	01/2003	0	(235)	(235)
Buy	H$	114	01/2003	0	0	0
Buy	JY	53,347	02/2003	22	0	22
Sell		87,066	02/2003	0	(33)	(33)
Sell	N$	109	02/2003	0	(2)	(2)
Sell	SK	1,062	03/2003	0	(4)	(4)

				$24	$(284)	$(260)

(h)	Principal amount denoted in indicated currency:

A$– Australian Dollar BP – British Pound C$– Canadian Dollar DK – Danish Krone EC – Euro H$– Hong Kong Dollar JY – Japanese Yen N$– New Zealand Dollar SK – Swedish Krona

(i)	Swap agreements outstanding at December 31, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month Australian Bank Bill and pay a fixed rate equal to 6.050%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012	A$	800	$(6)
Receive floating rate based on 6-month Australian Bank Bill and pay a fixed rate equal to 6.010%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012		900	(6)
Receive a fixed rate equal to 6.300% and pay floating rate based on 3-month Canadian Bank Bill.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012	C$	700	4
Receive a fixed rate equal to 6.260% and pay floating rate based on 3-month Canadian Bank Bill.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012	C$	700	$3
Receive a fixed rate equal to 4.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co.
Exp. 03/19/2004	EC	400	2
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC
Exp. 03/15/2032		400	12
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 06/17/2012		100	(9)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/15/2031		100	(18)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London
Exp. 06/17/2012		200	(14)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2031		100	(16)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 03/15/2032	BP	200	(2)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2008		100	8
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2004		200	7
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2016		600	(11)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Goldman Sachs & Co.
Exp. 03/15/2016		100	(2)

See accompanying notes

11

Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.753%.
Counterparty: Goldman Sachs & Co.
Exp. 02/08/2006	H$	3,000	$(35)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.020%.
Counterparty: Goldman Sachs & Co.
Exp. 05/18/2010	JY	17,000	(15)
Receive floating rate based on 6-month JY-LIBOR and a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co.
Exp. 09/21/2011		40,000	(16)
Receive a fixed rate equal to 0.460% and the Portfolio will pay to the counterparty at par in the event of default of Vodafone Group PLC 7.750% due 02/15/2010.
Counterparty: Lehman Brothers, Inc.
Exp. 09/10/2003		$100	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 06/18/2023		800	(28)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 06/18/2013		700	(23)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America, N.A.
Exp. 06/18/2013		200	(5)
Receive a fixed rate equal to 3.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America, N.A.
Exp. 06/18/2004		300	3
Receive a fixed rate equal to 5.670% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co.
Exp. 02/08/2006		400	39

			$(128)

Type	Fixed Spread (%)	Notional Amount	Unrealized Appreciation

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 02/12/2003	0.588	$200	$0

(j)	Short sales open at December 31, 2002 were as follows:

Type	Coupon (%)	Maturity	Par		Value	Proceeds

Republic of Germany	6.000	01/05/2006	EC	1,600	$1,818	$1,738
U.S. Treasury Note	4.375	05/15/2007		$1,100	1,182	1,163
U.S. Treasury Note	3.500	11/15/2006		1,100	1,145	1,131
U.S. Treasury Note	5.000	08/15/2011		800	878	858
U.S. Treasury Note	4.875	02/15/2012		800	869	850
U.S. Treasury Note	3.000	11/15/2007		400	405	398
U.S. Treasury Note	6.000	08/15/2009		300	349	344
U.S. Treasury Note	4.375	08/12/2015		200	209	205

					$6,855	$6,687

See accompanying notes

12

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Foreign Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

13

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

          Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another

14

forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

          Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

15

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Foreign Bond Portfolio	0.75%	0.90%

PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Foreign Bond Portfolio	$50,885	$48,369	$15,806	$3,975

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Foreign Bond Portfolio

Premium

Balance at 12/31/2001	$49
Sales	89
Closing Buys	(52)
Expirations	(10)
Exercised	0

Balance at 12/31/2002	$76

16

6.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses(3)	Post-October Deferral(4)

Foreign Bond Portfolio	$0	$0	$(1,186)	$(1)	$(364)	$(62)

(1)			Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, foreign currency transactions, and straddle loss deferrals.
(2)			Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(3)			Capital loss carryovers expire in varying amounts through December 31, 2010.
(4)			Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

          As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)

Foreign Bond Portfolio	$25,862	$2,306	$(24)	$2,282

(5)			Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals for federal income tax purposes.

          For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital

Foreign Bond Portfolio	$416	$0	$4

(6)	Includes short-term capital gains.

          A tax net operating loss of $269,000 has been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Foreign Bond Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,985	19,462	605	5,854
Issued as reinvestment of distributions
Institutional Class	1	3	18	182
Administrative Class	42	417	10	98
Cost of shares redeemed
Institutional Class	(96)	(930)	(474)	(4,589)
Administrative Class	(863)	(8,415)	(212)	(2,066)

Net increase (decrease) resulting from Portfolio share transactions	1,069	$10,537	(53)	$(521)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Foreign Bond Portfolio
Institutional Class	1	100
Administrative Class	3	93

17

Federal Income Tax Information (Unaudited)

          As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of the distributions made to the shareholders.

          Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Portfolios’ calendar year end which qualify for the corporate dividend-received deduction are as follows:

Foreign Bond Portfolio	2.09%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18

Report of Independent Accountants

          To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Foreign Bond Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and of cash flows and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Foreign Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the Institutional share class for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

19

Management of the Trust Information (Unaudited)

          The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None
Non-Interested Trustees

Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

20

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

21

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
REAL RETURN PORTFOLIO
INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Real Return Portfolio (Institutional Class)	2	8

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

     Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

     A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

     Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

     On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

     We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Real Return Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum real return, consistent with preservation of real capital and prudent investment management.	6.6 years	$90.7 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	4/10/2000	John B. Brynjolfsson
Primarily inflation-indexed fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	Since Inception*

Real Return Portfolio Institutional Class	17.93%	13.37%
Lehman Brothers Global Real: U.S. TIPS Index	16.56%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                                   QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Global Real: U.S. TIPS Index, an unmanaged market index, formerly the Lehman Brothers Inflation Linked Treasury Index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets. Treasury Inflation Protection Securities (TIPS) are guaranteed by the U.S. government (for timely payment of principal and interest), however, the shares of the Fund are not.

PORTFOLIO INSIGHTS

•	The Real Return Portfolio Institutional Class returned 17.93% for 2002 versus 16.56% for the benchmark Lehman Brothers Global Real: U.S. TIPS Index.

•	The Lehman Index consists of all outstanding Treasury Inflation Protection Securities (TIPS) with remaining maturities of one year or greater.

•	The Portfolio’s effective duration was 6.6 years at December 31, 2002 in contrast with the benchmark’s duration of 5.8 years.

•

Continued signs of weakness in the economy and lower investor risk tolerances arising from corporate malfeasance helped to fuel demand for Treasuries in general, driving real yields lower. Real yields fell significantly in 2002, with yields on TIPS maturing in 10 years falling 1.3% to yield 2.3%.

•

Inflation, which began the year at a 12-month rolling rate of 1.6%, increased during the year to finish at 2.4% helped by higher energy prices fueled by supply concerns and the threat of war with Iraq.

•

The breakeven inflation yield, defined as the yield differential between Treasury yields and TIPS real yields (exclusive of inflation adjustments) for similar maturities, ended the year at 1.6%, essentially the same as it was at the beginning of the year.

•

Performance was aided by above-benchmark duration as real yields fell for most of the year. Real yields rose slightly during the fourth quarter, and above benchmark duration detracted somewhat from the returns.

•	Under-weighting intermediate real return bonds for most of the year detracted from performance as real yields on intermediate real return bonds fell more than yields on longer maturity bonds.

•	Small holdings of high quality corporate bonds detracted from performance as corporate bonds did not perform as well as TIPS for 2002.

•	The Portfolio’s yield was improved through cash-backing strategies, involving combinations of TIPS positions and shorter-duration, high quality corporate and asset-backed debt.

•

Yields on TIPS maturing in 10 years were 2.3% at December 31, 2002. Inflation adjustments, measured by the non-seasonally adjusted CPI-U, are added to TIPS real yields to get inflation-adjusted yields for TIPS.

2

Financial Highlights

Real Return Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$10.56		$10.34	$10.11
Net investment income (a)	0.49		0.57	0.62
Net realized/unrealized gain on investments (a)	1.36		0.43	0.23
Total income from investment operations	1.85		1.00	0.85
Dividends from net investment income	(0.49)		(0.64)	(0.62)
Distributions from net realized capital gains	(0.02)		(0.14)	0.00
Total distributions	(0.51)		(0.78)	(0.62)
Net asset value end of period	$11.90		$10.56	$10.34
Total return	17.93%		9.79%	8.73%
Net assets end of period (000s)	$16		$14	$3,294
Ratio of expenses to average net assets	0.51	%(b)	0.50%	0.50%*
Ratio of net investment income to average net assets	4.40%		5.32%	8.41%*
Portfolio turnover rate	87%		58%	18%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes

3

Statement of Assets and Liabilities

Real Return Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$166,436
Cash	1
Receivable for investments sold	8,681
Receivable for Portfolio shares sold	308
Interest and dividends receivable	548

175,974

Liabilities:
Payable for financing transactions	$76,275
Payable for short sale	8,756
Payable for Portfolio shares redeemed	46
Accrued investment advisory fee	16
Accrued administration fee	16
Accrued servicing fee	8
Other liabilities	117

85,234

Net Assets	$90,740

Net Assets Consist of:
Paid in capital	$87,018
Undistributed net investment income	162
Accumulated undistributed net realized (loss)	(71)
Net unrealized appreciation	3,631

$90,740

Net Assets:
Institutional Class	$16
Administrative Class	90,724
Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	7,625
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$11.90
Administrative Class	11.90

Cost of Investments Owned	$162,731

See accompanying notes

4

Statement of Operations

Real Return Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$1,540

Total Income	1,540

Expenses:
Investment advisory fees	79
Administration fees	79
Distribution and/or servicing fees - Administrative Class	47
Trustees’ fees	1
Interest expense	5

Total Expenses	211

Net Investment Income	1,329

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	223
Net realized gain on futures contracts	8
Net change in unrealized appreciation on investments	3,526
Net change in unrealized (depreciation) on futures contracts	(2)

Net Gain	3,755

Net Increase in Assets Resulting from Operations	$5,084

See accompanying notes

5

Statements of Changes in Net Assets

Real Return Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$1,329	$284
Net realized gain	231	80
Net change in unrealized appreciation (depreciation)	3,524	(1)

Net increase resulting from operations	5,084	363

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(40)
Administrative Class	(1,328)	(244)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(140)	(90)

Total Distributions	(1,469)	(374)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	88,409	10,191
Issued as reinvestment of distributions
Institutional Class	1	40
Administrative Class	1,468	334
Cost of shares redeemed
Institutional Class	0	(3,436)
Administrative Class	(10,173)	(3,440)

Net increase resulting from Portfolio share transactions	79,705	3,689

Total Increase in Net Assets	83,320	3,678

Net Assets:
Beginning of period	7,420	3,742
End of period*	$90,740	$7,420
*Including net undistributed investment income of:	$162	$2

See accompanying notes

6

Statement of Cash Flows

Real Return Portfolio
December 31, 2002

Amounts in thousands

Increase (Decrease) in Cash from:
Financing Activities:
Sales of Portfolio shares	$88,119
Redemptions of Portfolio shares	(10,156)
Cash distributions paid	0
Proceeds from financing transactions	71,652

Net increase from financing activities	149,615

Operating Activities:
Purchases of long-term securities and foreign currency	(130,116)
Proceeds from sales of long-term securities and foreign currency	39,678
Purchases of short-term securities (net)	(60,395)
Net investment income	1,329
Change in other receivables/payables (net)	(112)

Net (decrease) from operating activities	(149,616)

Net (Decrease) in Cash and Foreign Currency	(1)

Cash and Foreign Currency:
Beginning of period	2
End of period	$1

See accompanying notes

7

Schedule of Investments

Real Return Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 2 . 6%
Banking & Finance 1.5%
Ford Motor Credit Co.
2.295% due 07/18/2005 (a)	$200	$181
General Motors Acceptance Corp.
2.016% due 08/04/2003 (a)	200	198
Merrill Lynch & Co.
1.950% due 06/24/2003 (a)	200	200
Studio Re Ltd.
6.500% due 07/07/2006 (a)	750	750

		1,329

Industrials 0.6%
Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	514

Utilities 0.5%
British Telecom PLC
3.121% due 12/15/2003 (a)	300	302
France Telecom
4.576% due 03/14/2003 (a)	200	200

		502

Total Corporate Bonds & Notes (Cost $2,336)		2,345

U.S. TREASURY OBLIGATIONS 110.9%
Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (b)	2,861	3,099
3.625% due 01/15/2008 (b)	23,567	25,864
3.875% due 01/15/2009 (b)	11,055	12,325
4.250% due 01/15/2010 (b)	9,429	10,756
3.500% due 01/15/2011 (b)	3,646	4,003
3.375% due 01/15/2012 (b)	2,042	2,233
3.000% due 07/15/2012 (b)	4,033	4,287
3.625% due 04/15/2028 (b)	11,164	13,068
3.875% due 04/15/2029 (b)	20,403	24,955

Total U.S. Treasury Obligations (Cost $96,891)		100,590

MORTGAGE-BACKED SECURITIES 0.0%
Fannie Mae 0.0%
5.598% due 11/01/2024 (a)	26	27

Total Mortgage-Backed Securities (Cost $26)		27

SHORT-TERM INSTRUMENTS 69.9%
Commercial Paper 68.8%
ABN AMRO Mortgage Corp.
1.320% due 02/10/2003	3,000	2,996
BP America, Inc.
1.310% due 03/05/2003	2,500	2,494
1.340% due 03/26/2003	600	598
CDC
1.310% due 02/03/2003	3,000	2,995
Danske Corp.
1.320% due 02/19/2003	2,000	1,997
1.335% due 03/19/2003	1,000	997
Eksportfinanans ASA
1.305% due 02/10/2003	2,000	1,997
1.325% due 02/21/2003	900	898
Fannie Mae
1.270% due 03/26/2003	4,300	4,287
1.290% due 05/14/2003	26,900	26,770
Freddie Mac
1.280% due 03/13/2003	5,500	5,486
HBOS Treasury Services PLC
1.330% due 02/11/2003	1,600	1,598
1.345% due 03/06/2003	1,200	1,197
1.335% due 03/18/2003	400	399
Lloyds TSB Bank PLC
1.305% due 03/26/2003	3,000	2,991
UBS Finance, Inc.
1.320% due 02/19/2003	$800	$799
1.320% due 03/05/2003	2,000	1,995
Westpac Trust Securities NZ Ltd.
1.335% due 03/26/2003	2,000	1,994

		62,488

Repurchase Agreement 1.1%
State Street Bank
1.050% due 01/02/2003	986	986
(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 01/30/2004 valued at $1,009. Repurchase proceeds are $986.)

Total Short-Term Instruments (Cost $63,478)		63,474

Total Investments 183.4% (Cost $162,731)		$166,436
Other Assets and Liabilities (Net) (83.4%)		(75,696)

Net Assets 100.0%		$90,740

Notes to Schedule of Investments (amounts in thousands):

(a) Variable rate security. The rate listed is as of December 31, 2002.

(b) Security, or a portion thereof, subject to financing transaction.

(c) Principal amount of security is adjusted for inflation.

(d) Short sales open at December 31, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Treasury Inflation Protected Securities	3.625	01/15/2008	$7,968	$8,756	$8,682

8

Notes to Financial Statements

December 31, 2002

1.  Organization

     The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2.  Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

     Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period.  Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

     Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

     Multiclass Operations.  Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

See accompanying notes

9

     Federal Income Taxes.  The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

     Financing Transactions.  The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

     Futures Contracts.  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

     Options Contracts.  The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercisedor closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

     The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

     Short Sales.  The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     Forward Currency Transactions.  The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities.

10

In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     Swap Agreements.  The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

     Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

     Repurchase Agreements.  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.  Fees, Expenses, and Related Party Transactions

     Investment Advisory Fee.  Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

11

     Administration Fee.  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

     Servicing Fee.  PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

     Expenses.  The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Real Return Portfolio	0.50%	0.65%

     PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.  Purchases and Sales of Securities

     Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Real Return Portfolio	$127,975	$38,557	$1,432	$817

12

5.  Federal Income Tax Matters

     As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Difference(2)	Accumulated Capital Losses	Post-October Deferral(3)

Real Return Portfolio	$163	$17	$(74)	$(1)	$0	$(88)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.
(2)	Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(3)	Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

     As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Real Return Portfolio	$162,731	$3,723	$(18)	$3,705

     For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital

Real Return Portfolio	$1,429	$40	$0

(4)	Includes short-term capital gains.

6.  Shares of Beneficial Interest

     The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Real Return Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	7,686	88,409	945	10,191
Issued as reinvestment of distributions
Institutional Class	0	1	4	40
Administrative Class	128	1,468	31	334
Cost of shares redeemed
Institutional Class	0	0	(322)	(3,436)
Administrative Class	(890)	(10,173)	(318)	(3,440)

Net increase resulting from Portfolio share transactions	6,924	$79,705	340	$3,689

     The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Real Return Portfolio
Institutional Class	1	100
Administrative Class	5	53

13

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Real Return Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and of cash flows and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Real Return Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the Institutional share class for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

14

Management of the Trust Information (Unaudited)

     The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

15

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57)	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

16

     Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator
Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent
National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian
State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel
Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants
PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

17

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE , SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
STOCKSPLUS GROWTH AND INCOME PORTFOLIO
INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

StocksPLUS Growth and Income Portfolio (Institutional Class)	2	7-9

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

        Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that US and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

        A powerful US Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad US bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

        Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the US As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

        On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

        We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

StocksPLUS Growth and Income Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Total return which exceeds that of the S&P 500 Index.	0.8 years	$ 219.8 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGEMENT TEAM LEAD:
PORTFOLIO:	4/28/2000	William H. Gross
Primarily S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year *	Since Inception
StocksPLUS Growth and Income Portfolio Institutional Class	-20.08%	-14.72%
S&P 500 Index	-22.10%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*              QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/28/2000, compared to the S&P 500 Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•

Concerns about corporate governance and accounting practices, weak profit margins and a languid US economic recovery led to a third straight year of significant price declines for large capitalization US equities.

•	The StocksPLUS Growth and Income Portfolio Institutional Class returned -20.08% for the 12 months ended December 31, 2002 versus a -22.10% return for the benchmark S&P 500 Index.

•	A longer relative portfolio duration and broader exposure to the yield curve boosted performance as short to intermediate yields fell in association with Fed easing and a flight to quality.

•	Mortgage-backed holdings provided attractive total returns due to significant yield spreads and stable price performance supported by strong demand for mortgage-backed securities.

•	Corporate fixed income holdings enhanced performance due to attractive yield premiums and the Fund’s avoidance of “headline” credits that experienced significant price declines.

•	A focus on high quality emerging markets issues provided incremental yield for the Fund, adding to relative returns.

2

Financial Highlights

StocksPLUS Growth and Income Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001		04/28/2000- 12/31/2000

Net asset value beginning of period	$9.36		$11.05		$13.21
Net investment income (a)	0.23		0.45		0.49
Net realized/unrealized (loss) on investments (a)	(2.10)		(1.71)		(1.48)
Total loss from investment operations	(1.87)		(1.26)		(0.99)
Dividends from net investment income	(0.22)		(0.43)		(0.63)
Distributions from net realized capital gains	0.00		0.00		(0.54)
Total distributions	(0.22)		(0.43)		(1.17)
Net asset value end of period	$7.27		$9.36		$11.05
Total return	(20.08)%		(11.28)%		(7.91)%
Net assets end of period (000s)	$786		$187		$63
Ratio of expenses to average net assets	0.50	%(d)	0.52	%(b)(c)	0.50%*
Ratio of net investment income to average net assets	2.84%		4.60%		5.79%*
Portfolio turnover rate	192%		547%		350%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.53% for the period ended December 31, 2001.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2002.

See accompanying notes

3

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$230,409
Foreign currency, at value	1,589
Receivable for investments sold	387
Unrealized appreciation on forward foreign currency contracts	45
Receivable for Portfolio shares sold	14
Interest and dividends receivable	773
Variation margin receivable	357
Unrealized appreciation on swap agreements	68
Other assets	1

233,643

Liabilities:
Payable for investments purchased	$12,060
Unrealized depreciation on forward foreign currency contracts	186
Due to Custodian	367
Written options outstanding	77
Payable for Portfolio shares redeemed	107
Accrued investment advisory fee	77
Accrued administration fee	19
Accrued servicing fee	30
Unrealized depreciation on swap agreements	934
Other liabilities	7

13,864

Net Assets	$219,779

Net Assets Consist of:
Paid in capital	$367,932
Undistributed net investment income	839
Accumulated undistributed net realized (loss)	(148,461)
Net unrealized (depreciation)	(531)

$219,779

Net Assets:
Institutional Class	$786
Administrative Class	218,993
Shares Issued and Outstanding:
Institutional Class	108
Administrative Class	30,204
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$7.27
Administrative Class	7.25
Cost of Investments Owned	$230,844

Cost of Foreign Currency Held	$1,533

See accompanying notes

4

Statement of Operations

StocksPLUS Growth and Income Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$7,751
Miscellaneous income	2

Total Income	7,753

Expenses:
Investment advisory fees	929
Administration fees	232
Distribution and/or servicing fees - Administrative Class	347
Trustees’ fees	30
Organization Costs	1

Total Expenses	1,539

Reimbursement by Manager	(20)
Net Expenses	1,519
Net Investment Income	6,234

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	503
Net realized (loss) on futures contracts, written options, and swaps	(57,873)
Net realized gain on foreign currency transactions	627
Net change in unrealized appreciation on investments	791
Net change in unrealized (depreciation) on futures contracts, written options, and swaps	(3,863)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(496)

Net (Loss)	(60,311)

Net Decrease in Assets Resulting from Operations	$(54,077)

See accompanying notes

5

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$6,234	$11,694
Net realized (loss)	(56,743)	(54,530)
Net change in unrealized appreciation (depreciation)	(3,568)	9,909

Net decrease resulting from operations	(54,077)	(32,927)

Distributions to Shareholders:
From net investment income
Institutional Class	(21)	(8)
Administrative Class	(6,408)	(10,789)

Total Distributions	(6,429)	(10,797)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	847	147
Administrative Class	121,856	79,030
Issued as reinvestment of distributions
Institutional Class	21	8
Administrative Class	6,408	10,789
Cost of shares redeemed
Institutional Class	(76)	(6)
Administrative Class	(108,884)	(58,945)

Net increase resulting from Portfolio share transactions	20,172	31,023

Total Decrease in Net Assets	(40,334)	(12,701)

Net Assets:
Beginning of period	260,113	272,814
End of period*	$219,779	$260,113
*Including net undistributed investment income of:	$839	$473

See accompanying notes

6

Schedule of Investments

StocksPLUS Growth and Income Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 17.0%
Banking & Finance 10.7%
Bear Stearns Cos., Inc.
2.023% due 05/24/2004 (a)	$5,700	$5,726
CIT Group, Inc.
1.770% due 02/28/2003 (a)	900	900
5.625% due 05/17/2004	700	720
Finova Group, Inc.
7.500% due 11/15/2009 (b)	900	315
Ford Motor Credit Co.
1.695% due 06/02/2003 (a)	4,600	4,572
General Motors Acceptance Corp.
6.750% due 03/15/2003	1,500	1,511
1.905% due 05/16/2003 (a)	300	299
Heller Financial, Inc.
2.090% due 04/28/2003 (a)	400	400
National Rural Utilities Cooperative Finance Corp.
2.830% due 04/26/2004 (a)	2,100	2,108
Pemex Project Funding Master Trust
3.260% due 01/07/2005 (a)	3,900	3,904
Tyco SPARCS Trust
2.595% due 02/12/2003 (a)	3,000	2,790
Verizon Global Funding Corp.
5.750% due 04/01/2003	300	304

		23,549

Industrials 4.0%
Coastal Corp.
6.200% due 05/15/2004	2,000	1,721
Enron Corp.
8.000% due 08/15/2005 (b)	1,700	323
Limestone Electron Trust
8.625% due 03/15/2003	1,300	1,228
Park Place Entertainment Corp.
7.950% due 08/01/2003	1,430	1,461
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	700	709
Walt Disney Co.
3.900% due 09/15/2003	1,200	1,214
Waste Management, Inc.
7.000% due 10/01/2004	300	314
Weyerhaeuser Co.
2.535% due 09/15/2003 (a)	1,700	1,702

		8,672

Utilities 2.3%
Entergy Arkansas, Inc.
7.720% due 03/01/2003	600	605
Entergy Gulf States, Inc.
2.625% due 06/02/2003 (a)	600	600
Georgia Power Co.
5.250% due 05/08/2003	900	909
Niagara Mohawk Power Co.
7.375% due 07/01/2003	529	542
Sprint Capital Corp.
5.700% due 11/15/2003	2,100	2,090
7.900% due 03/15/2005	400	404

		5,150

Total Corporate Bonds & Notes (Cost $39,324)		37,371

US GOVERNMENT AGENCIES 6.9%
Fannie Mae
3.875% due 09/07/2004	3,000	3,014
4.650% due 09/17/2004	2,000	2,014
Freddie Mac
4.500% due 04/15/2005	10,000	10,080

Total US Government Agencies (Cost $15,138)		15,108

US TREASURY OBLIGATIONS 5.0%
Treasury Inflation Protected Securities (e)
3.625% due 01/15/2008 (c)	$10,100	$11,085

Total US Treasury Obligation (Cost $10,176)		11,085

MORTGAGE-BACKED SECURITIES 28.5%
Collateralized Mortgage Obligations 18.0%
Bear Stearns Adjustable Rate Mortgage Trust
6.212% due 01/25/2032 (a)	603	608
5.381% due 01/25/2033 (a)	2,300	2,346
Countrywide Home Loans, Inc.
6.050% due 04/25/2029	11	11
CS First Boston Mortgage Securities Corp.
1.820% due 02/25/2032 (a)	1,271	1,271
2.170% due 03/25/2032 (a)	1,125	1,112
2.478% due 03/25/2032 (a)	2,617	2,589
5.744% due 05/25/2032 (a)	2,394	2,451
5.925% due 06/25/2032 (a)	518	529
6.169% due 06/25/2032 (a)	1,272	1,305
4.370% due 12/19/2039 (a)	975	985
DLJ Mortgage Acceptance Corp.
1.920% due 06/25/2026 (a)	346	347
Fannie Mae
8.000% due 05/01/2030	126	136
8.000% due 06/01/2030	126	136
Freddie Mac
5.750% due 12/15/2016	3,800	3,924
6.000% due 01/15/2029	2,314	2,374
GE Capital Mortgage Services, Inc.
6.500% due 12/25/2023	65	66
Headlands Mortgage Securities, Inc.
7.250% due 11/25/2027	163	163
Housing Securities, Inc.
2.510% due 07/25/2032 (a)	258	258
Morgan Stanley Dean Witter Capital I
5.500% due 04/25/2017	2,804	2,841
PNC Mortgage Securities Corp.
7.430% due 05/25/2040 (a)	144	145
Resecuritization Mortgage Trust
1.670% due 04/26/2021 (a)	45	45
Salomon Brothers Mortgage Securities VII, Inc.
6.053% due 12/25/2030 (a)	1,357	1,387
Structured Asset Mortgage Investments, Inc.
7.000% due 07/28/2028	2,230	1,822
Structured Asset Securities Corp.
1.680% due 10/25/2027 (a)	1,057	1,050
6.500% due 09/25/2031 (a)	3,390	3,495
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	540	547
5.500% due 01/31/2033	4,700	4,785
Washington Mutual, Inc.
6.005% due 10/19/2039 (a)	2,654	2,683

		39,411

Fannie Mae 6.1%
6.000% due 11/01/2016-01/21/2018 (d)	12,507	13,082
6.500% due 09/01/2005	102	104
8.000% due 09/01/2031	191	206

		13,392

Freddie Mac 0.1%
6.000% due 07/01/2016	300	314

Government National Mortgage Association 4.3%
4.500% due 05/20/2028 (a)	1,353	1,396
5.375% due 04/20/2024-04/20/2027 (a)(d)	3,232	3,325
5.750% due 08/20/2024 (a)	79	82
6.000% due 11/20/2029 (a)	939	962
7.000% due 02/15/2031	324	344
7.500% due 07/15/2030-12/15/2030 (d)	152	161
8.000% due 04/15/2027-02/15/2031 (d)	2,884	3,123
8.500% due 04/20/2030	47	51

		9,444

Total Mortgage-Backed Securities (Cost $62,051)		62,561

See accompanying notes

7

	Principal Amount (000s)		Value (000s)

ASSET-BACKED SECURITIES 5.8%
Advanta Equipment Receivables
7.560% due 02/15/2007		$1,501	$1,543
Countrywide Asset-Backed Certificates
1.640% due 05/25/2032 (a)		4,158	4,143
Green Tree Recreational, Equipment, & Consumer Trust
6.550% due 07/15/2028		98	99
Home Equity Mortgage Trust
1.750% due 11/25/2032 (a)		2,911	2,914
North Carolina State Education Authority
2.057% due 06/01/2009 (a)		3,558	3,566
Option One Mortgage Loan Trust
1.750% due 04/25/2030 (a)		445	440

Total Asset-Backed Securities (Cost $12,676)			12,705

SOVEREIGN ISSUES 0.5%
Republic of Brazil
3.062% due 04/15/2006 (a)		1,232	986
2.625% due 04/15/2009 (a)		153	100

Total Sovereign Issues (Cost $1,269)			1,086

FOREIGN CURRENCY-DENOMINATED ISSUES (f)(g) 0.2%
France Telecom S.A.
2.500% due 02/16/2003	EC	500	530

Total Foreign Currency-Denominated Issues (Cost $518)			530

PURCHASED PUT OPTIONS 0.0%
Eurodollar June Futures (OTC)
Strike @ 97.000 Exp. 06/16/2003		$37,000	1
PNC Mortgage Securities Corp. (OTC)
7.430% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005		1,300	0
S&P 500 Index March Futures (CME)
Strike @ 475.000 Exp. 03/21/2003		75	0

Total Purchased Put Options (Cost $19)			1

CONVERTIBLE BONDS & NOTES 3.2%
Banking & Finance 3.2%
Verizon Global Funding Corp.
4.250% due 09/15/2005		6,700	7,024

Total Convertible Bonds & Notes (Cost $6,736)			7,024

SHORT-TERM INSTRUMENTS 37.7%
Commercial Paper 31.9%
ABN AMRO Mortgage Corp.
1.320% due 02/10/2003		1,000	999
AT&T Corp.
3.605% due 04/18/2003		5,100	5,102
BP America, Inc.
1.750% due 01/16/2003		2,900	2,898
1.310% due 03/05/2003		3,600	3,592
1.320% due 03/05/2003		5,500	5,487
CDC
1.310% due 02/03/2003		4,800	4,794
Danske Corp.
1.320% due 02/19/2003		3,500	3,494
1.325% due 02/27/2003		6,000	5,988
1.325% due 03/05/2003		1,000	998
Eksportfinans ASA
1.250% due 02/21/2003		1,200	1,200
Fannie Mae
1.235% due 02/12/2003 (c)		10	10
1.240% due 02/12/2003 (c)		4,870	4,863
Federal Home Loan Bank
1.305% due 05/23/2003		$5,800	$5,770
HBOS Treasury Services PLC
1.350% due 03/05/2003		5,000	4,988
1.340% due 03/07/2003		3,000	2,993
Svenska Handelsbank, Inc.
1.320% due 03/24/2003		1,500	1,495
UBS Finance, Inc.
1.320% due 02/19/2003		4,500	4,492
1.320% due 03/05/2003		4,000	3,991
1.325% due 03/26/2003		2,000	1,994
Westpac Capital Corp.
1.335% due 03/25/2003		5,000	4,984

			70,132

Repurchase Agreement 3.0%
State Street Bank
1.050% due 01/02/2003		6,550	6,550

(Dated 12/31/2002. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $6,682. Repurchase proceeds are $6,550.)
US Treasury Bills 2.8%
1.191% due 02/13/2003-02/20/2003(c)(d)		6,265	6,256

Total Short-Term Instruments (Cost $82,937)			82,938

Total Investments 104.8% (Cost $230,844)			$230,409

Written Options (h)(0.0%) (Premiums $74)			(77)

Other Assets and Liabilities (Net) (4.8%)			(10,553)

Net Assets 100.0%			$219,779

Notes to Schedule of Investments
(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Security is in default.

(c)	Securities with an aggregate market value of $21,207 have segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation / (Depreciation)

Euribor Written Put Options Strike @ 96.750 (03/2003)	25	$11
Euribor Purchased Put Options Strike @ 95.250 (03/2003)	100	(1)
Euribor Written Put Options Strike @ 97.000 (06/2003)	144	78
Euribor Purchased Put Options Strike @ 95.125 (06/2003)	141	(2)
Euribor March Futures (03/2003)	24	77
Euribor June Futures (06/2003)	11	17
Euribor September Futures (09/2003)	22	9
S&P 500 Index (03/2003)	976	502
Eurodollar June Futures (06/2003)	37	168

		$859

See accompanying notes

8

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Principal amount of security is adjusted for inflation.

(f)	Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	EC	1,827	02/2003	$45	$0	$45
Sell	EC	3,675	02/2003	0	(186)	(186)

				$45	$(186)	$(141)

(g)	Principal amount denoted in indicated currency:

EC – Euro

(h)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put - CME S&P 500 Futures
Strike @ 850.000 Exp. 03/21/2003	9	$74	$77

(i)	Swap agreements outstanding at December 31, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.600% and the Portfolio will pay to the counterparty at par in the event of default of France Telecom 5.750% due 04/25/2007.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 06/27/2003	$2,000	$35
Receive a fixed rate equal to 0.340% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Citibank N.A., London
Exp. 06/13/2003	2,900	(2)
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 05/19/2004	400	0
Receive a fixed rate equal to 5.000% and the Portfolio will pay to the counterparty at par in the event of default of Sprint Capital Corp. 7.625% due 01/30/2011.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 05/28/2004	5,000	33
Receive a fixed rate equal to 4.250% and the Portfolio will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 8.125% due 03/15/2005.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 05/31/2003	1,500	(932)
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.140%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 05/03/2003	4	0

		$(866)

See accompanying notes

9

Notes to Financial Statements

December 31, 2002

1.    Organization

        The StocksPLUS Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2.    Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

        Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

        Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

        Foreign Currency. The accounting records of the Portfolio are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into US dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

        Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

        Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

        Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

10

        Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

        Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

        Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

        Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or US Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

        Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

        The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

        Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

11

        Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

        Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

        Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

        Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

        Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors LP), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

        Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

12

        Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America LP, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

        Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

        PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

StocksPLUS Growth and Income Portfolio	0.50%	0.65%

        PIMCO may be reimbursed for these waived amounts in future periods.

        The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

        Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

        Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4.     Purchases and Sales of Securities

        Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	US Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

StocksPLUS Growth and Income Portfolio	$239,461	$299,403	$88,517	$63,674

5.    Transactions in Written Call and Put Options

       Transactions in written call and put options were as follows (amounts in thousands)

StocksPLUS Growth and Income Portfolio

Premium

Balance at 12/31/2001	$912
Sales	2,595
Closing Buys	(647)
Expirations	(2,786)
Exercised	0

Balance at 12/31/2002	$74

13

6.    Federal Income Tax Matters

        As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post- October Deferral(3)

StocksPLUS Growth and Income Portfolio	$784	$0	$(671)	$0	$(145,615)	$(2,207)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.

(2)	Capital loss carryovers expire in varying amounts through December 31, 2010.

(3)	Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)

StocksPLUS Growth and Income Portfolio	$230,853	$2,091	$(2,535)	$(444)

(4) Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to unamortized premium on convertible bonds for federal income tax purposes

        For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	Long-term Capital Gains Distributions	Return of Capital

StocksPLUS Growth and Income Portfolio	$6,429	$0	$0

7.    Shares of Beneficial Interest

        The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	StocksPLUS Growth and Income Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	95	$847	14	$147
Administrative Class	15,080	121,856	8,079	79,030
Issued as reinvestment of distributions
Institutional Class	3	21	1	8
Administrative Class	823	6,408	1,177	10,789
Cost of shares redeemed
Institutional Class	(10)	(76)	(1)	(6)
Administrative Class	(13,486)	(108,884)	(6,160)	(58,945)

Net increase resulting from Portfolio share transactions	2,505	$20,172	3,110	$31,023

        The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

StocksPLUS Growth and Income Portfolio
Institutional Class	1	100
Administrative Class	2	89

14

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of StocksPLUS Growth and Income Portfolio

        In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the StocksPLUS Growth and Income Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Kansas City, Missouri February 20, 2003

15

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds:Present Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds:Present Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific InvestmentPresent Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds:Present Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing)	68	Director, Ameron International(manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific InvestmentPresent Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds:Present Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

16

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

17

        Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator
Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent
National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian
State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel
Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants
PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
LOW DURATION PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Low Duration Portfolio (Administrative Class)	2	7-9

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Low Duration Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	1.2 years	$ 19.5 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	2/16/1999	William H. Gross
Primarily short maturity fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	3 Years*	Since Inception*
Low Duration Portfolio Administrative Class	7.05%	7.36%	6.34%
Merrill Lynch 1-3 Year Treasury Index	5.75%	7.34%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                    QUALITY BREAKDOWN*

*% of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio’s Administrative Class inception on 2/16/1999, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•

The Low Duration Portfolio Administrative Class outperformed its benchmark, returning 7.05% for the year ended December 31, 2002, versus a return of 5.75% for the Merrill Lynch 1-3 Year Treasury Index.

•	Maintaining an above-Index duration, or sensitivity to changes in interest rates, positively impacted returns as short rates fell during the year.

•	The Portfolio’s broader-than-Index maturity structure detracted from returns as short rates fell more dramatically than intermediate rates.

•	An allocation to mortgage backed securities was strongly positive as the sector outperformed Treasuries. Positive security selection also added to returns.

•	Despite widening credit spreads, the Portfolio’s allocation to high yield issues added to performance due to attractive yields. Limited corporate holdings were negative for the year.

•	Non-US holdings, particularly in Germany, added to performance over the year, while limited emerging market positions were neutral for performance.

2

Financial Highlights

Low Duration Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001		12/31/2000	02/16/1999-12/31/1999

Net asset value beginning of period	$9.95		$9.82		$9.74	$10.00
Net investment income (a)	0.34		0.52		0.59	0.50
Net realized/unrealized gain (loss) on investments (a)	0.35		0.21		0.11	(0.25)
Total income from investment operations	0.69		0.73		0.70	0.25
Dividends from net investment income	(0.35)		(0.54)		(0.62)	(0.51)
Distributions from net realized capital gains	(0.06)		(0.06)		0.00	0.00
Total distributions	(0.41)		(0.60)		(0.62)	(0.51)
Net asset value end of period	$10.23		$9.95		$9.82	$9.74
Total return	7.05%		7.61%		7.41%	2.56%
Net assets end of period (000s)	$19,495		$5,175		$742	$5,149
Ratio of expenses to average net assets	0.66	%(e)(f)	0.69	%(c)(d)	0.65%	0.65	%(b)*
Ratio of net investment income to average net assets	3.40%		5.18%		6.07%	5.74	%*
Portfolio turnover rate	339%		661%		165%	11%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the period ended December 31, 1999.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.70% for the period ended December 31, 2001.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(f)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2002.

See accompanying notes

3

Statement of Assets and Liabilities

Low Duration Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$22,997
Cash	1
Foreign currency, at value	88
Receivable for investments sold	417
Unrealized appreciation on forward foreign currency contracts	2
Receivable for Portfolio shares sold	296
Interest and dividends receivable	78
Swap premiums paid	2
Unrealized appreciation on swap agreements	6

23,887

Liabilities:
Payable for investments purchased	$4,140
Payable for financing transactions	8
Written options outstanding	6
Payable for Portfolio shares redeemed	207
Accrued investment advisory fee	4
Accrued administration fee	4
Accrued servicing fee	2
Swap premiums received	1
Unrealized depreciation on swap agreements	9

4,381

Net Assets	$19,506

Net Assets Consist of:
Paid in capital	$19,222
Undistributed net investment income	90
Accumulated undistributed net realized gain	14
Net unrealized appreciation	180

$19,506

Net Assets:
Institutional Class	$11
Administrative Class	19,495
Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	1,905
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.23
Administrative Class	10.23
Cost of Investments Owned	$22,837
Cost of Foreign Currency Held	$84
See accompanying notes

4

Statement of Operations

Low Duration Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$415

Total Income	415

Expenses:
Investment advisory fees	25
Administration fees	25
Distribution and/or servicing fees - Administrative Class	15
Trustees’ fees	2
Interest expense	1
Total Expenses	68
Reimbursement by Manager	(1)

Net Expenses	67

Net Investment Income	348

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	175
Net realized gain on futures contracts, written options, and swaps	19
Net realized gain on foreign currency transactions	48
Net change in unrealized appreciation on investments	104
Net change in unrealized appreciation on futures contracts, written options, and swaps	13

Net Gain	359

Net Increase in Assets Resulting from Operations	$707

See accompanying notes

5

Statements of Changes in Net Assets

Low Duration Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$348	$350
Net realized gain	242	59
Net change in unrealized appreciation	117	64

Net increase resulting from operations	707	473

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(205)
Administrative Class	(347)	(145)
From net realized capital gains
Institutional Class	0	(3)
Administrative Class	(85)	(29)

Total Distributions	(433)	(382)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	15,004	4,669
Issued as reinvestment of distributions
Institutional Class	1	208
Administrative Class	432	174
Cost of shares redeemed
Institutional Class	(460)	(5,270)
Administrative Class	(1,388)	(401)

Net increase (decrease) resulting from Portfolio share transactions	13,589	(620)

Total Increase (Decrease) in Net Assets	13,863	(529)

Net Assets:
Beginning of period	5,643	6,172
End of period*	$19,506	$5,643
*Including net undistributed (overdistributed) investment income of:	$90	$(7)

See accompanying notes

6

Schedule of Investments

Low Duration Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 9.8%
Banking & Finance 2.6%
CIT Group, Inc.
7.500% due 11/14/2003	$100	$104
General Motors Acceptance Corp.
2.016% due 08/04/2003 (a)	200	198
2.190% due 07/21/2004 (a)	100	97
Pemex Project Funding Master Trust
3.260% due 01/07/2005 (a)	100	100

		499

Industrials 3.7%
Conoco Funding Co.
5.450% due 10/15/2006	100	108
DaimlerChrysler North America Holding Corp.
2.186% due 08/02/2004 (a)	200	199
Kinder Morgan, Inc.
6.450% due 03/01/2003	143	144
Limestone Electron Trust
8.625% due 03/15/2003	130	123
Witco Corp.
6.600% due 04/01/2003	150	149

		723

Utilities 3.5%
Appalachian Power Co.
4.800% due 06/15/2005	40	40
British Telecom PLC
3.181% due 12/15/2003 (a)	100	101
Dominion Resources, Inc.
7.600% due 07/15/2003	100	102
France Telecom S.A.
8.700% due 03/01/2006 (a)	100	110
Pacific Gas & Electric Co.
7.575% due 10/31/2049 (a)(b)	100	95
Sprint Capital Corp.
5.700% due 11/15/2003	200	199
6.125% due 11/15/2008	35	32

		679

Total Corporate Bonds & Notes (Cost $1,882)		1,901

MUNICIPAL BONDS & NOTES 1.0%
California 1.0%
California State Revenue Anticipation Notes, Series 2002
1.419% due 06/20/2003 (a)	200	199

Total Municipal Bonds & Notes (Cost $199)		199

U.S. GOVERNMENT AGENCIES 7.5%
Federal Home Loan Bank
2.950% due 05/13/2005	300	300
5.500% due 04/17/2006	1,000	1,097
Freddie Mac
3.875% due 06/27/2005	70	71

Total U.S. Government Agencies (Cost $1,452)		1,468

U.S. TREASURY OBLIGATIONS 0.8%
Treasury Inflation Protected Securities (j)
3.875% due 01/15/2009	111	123
3.875% due 04/15/2029	33	41

Total U.S. Treasury Obligations (Cost $159)		164

MORTGAGE-BACKED SECURITIES 51.6%
Collateralized Mortgage Obligations 14.9%
Bank of America Mortgage Securities, Inc.
6.191% due 07/25/2031 (a)	27	27
1.000% due 10/20/2032 (a)	84	84
Bear Stearns Adjustable Rate Mortgage Trust
6.230% due 01/25/2032 (a)	$32	$32
5.431% due 10/25/2032 (a)	19	19
5.381% due 01/25/2033 (a)	200	204
Countrywide Alternative Loan Trust
4.750% due 01/25/2033	278	282
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	90	89
6.170% due 06/25/2032 (a)	40	41
5.768% due 10/25/2032 (a)	96	98
2.360% due 08/25/2033 (a)	98	98
4.370% due 12/19/2039 (a)	54	55
Fannie Mae
5.000% due 09/25/2018	57	58
6.000% due 12/25/2028	177	181
Federal Housing Administration
7.430% due 10/01/2020	363	351
6.500% due 01/30/2043	100	106
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	10	11
Freddie Mac
1.770% due 07/15/2028 (a)	20	19
5.625% due 07/15/2028	65	66
General Electric Capital Mortgage Services, Inc.
6.500% due 03/25/2024	135	136
GSR Mortgage Loan Trust
5.358% due 01/25/2032 (a)	144	150
2.882% due 10/25/2032 (a)	110	111
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	8	8
Residential Funding Mortgage Securities I, Inc.
5.690% due 09/25/2032 (a)	40	41
Sequoia Mortgage Trust
1.728% due 06/20/2032 (a)	94	94
1.720% due 08/20/2032 (a)	48	48
Structured Asset Mortgage Investments, Inc.
1.750% due 09/19/2032 (a)	118	118
Structured Asset Securities Corp.
1.680% due 10/25/2027 (a)	81	81
6.750% due 07/25/2029	77	79
6.150% due 07/25/2032 (a)	17	17
Washington Mutual Mortgage Securities Corp.
6.196% due 07/25/2032	76	78
Washington Mutual, Inc.
5.500% due 09/25/2032	59	60
4.508% due 01/25/2041 (a)	37	38
Wells Fargo Mortgage-Backed Securities Trust
7.000% due 02/25/2016	21	21

		2,901

Fannie Mae 36.1%
4.068% due 09/01/2040 (a)	78	80
5.500% due 10/01/2017-01/21/2018 (c)	3,496	3,624
6.000% due 06/01/2016-01/21/2018 (c)	3,098	3,242
6.500% due 07/01/2032	84	87

		7,033

Freddie Mac 0.5%
6.000% due 09/01/2016	100	105

Government National Mortgage Association 0.1%
7.000% due 02/15/2030	26	28

Total Mortgage-Backed Securities (Cost $9,937)		10,067

ASSET-BACKED SECURITIES 2.8%
Ace Securities Corp.
1.760% due 06/25/2032 (a)	18	18
CIT Group Home Equity Loan Trust
1.650% due 06/25/2033 (a)	87	86
Equity One ABS, Inc.
1.660% due 11/25/2032 (a)	79	79
Home Equity Mortgage Trust
1.750% due 11/25/2032 (a)	77	77

See accompanying notes

7

	Principal Amount (000s)		Value (000s)

Household Mortgage Loan Trust
1.688% due 05/20/2032 (a)		$17	$17
Irwin Home Equity Loan Trust
1.710% due 06/25/2029 (a)		20	20
Morgan Stanley Dean Witter Capital I
1.710% due 07/25/2032 (a)		41	41
Salomon Brothers Mortgage Securities VII, Inc.
1.740% due 06/25/2032 (a)		21	21
Structured Asset Securities Corp.
1.710% due 07/25/2032 (a)		92	92
Summit Acceptance Auto Receivables Trust
7.420% due 05/17/2004		18	18
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013		79	80

Total Asset-Backed Securities (Cost $550)			549

SOVEREIGN ISSUES 0.4%
Republic of Brazil
3.062% due 04/15/2006 (a)		95	76

Total Sovereign Issues (Cost $89)			76

FOREIGN CURRENCY-DENOMINATED ISSUES (g)(h) 0.1%
Republic of Germany
4.250% due 03/14/2003 (d)	EC	10	11

Total Foreign Currency-Denominated Issues (Cost $10)			11

CONVERTIBLE BONDS & NOTES 2.1%
Banking & Finance 2.1%
Verizon Global Funding Corp.
5.750% due 04/01/2003		$400	404

Total Convertible Bonds & Notes (Cost $401)			404

SHORT-TERM INSTRUMENTS 41.8%
Commercial Paper 31.3%
ABN AMRO Mortgage Corp.
1.320% due 02/10/2003		400	399
Anz, Inc.
1.310% due 03/06/2003		700	698
BP Amoco Capital PLC
1.340% due 03/26/2003		500	498
CDC
1.310% due 02/03/2003		300	300
Danske Corp.
1.315% due 03/05/2003		500	499
Eksportfinans ASA
1.325% due 02/21/2003		600	599
Fannie Mae
1.700% due 01/15/2003		300	300
1.240% due 02/12/2003 (e)		20	20
Freddie Mac
1.265% due 02/13/2003		100	100
HBOS Treasury Services PLC
1.790% due 03/11/2003		700	699
Lloyds TSB Bank PLC
1.305% due 03/26/2003		400	399
National Australia Funding, Inc.
1.410% due 01/02/2003		900	900
UBS Finance LLC
1.325% due 02/19/2003		700	698

			6,109

Repurchase Agreements 10.5%
Lehman Brothers, Inc.
1.150% due 01/02/2003		$1,600	$1,600
(Dated 12/31/2002. Collateralized by U.S. Treasury Note 7.875% due 11/15/2004 valued at $1,635. Repurchase proceeds are $1,600.)
State Street Bank
1.050% due 01/02/2003		449	449
(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 01/30/2004 valued at $461. Repurchase proceeds are $449.)

			2,049

Total Short-Term Instruments (Cost $8,158)			8,158

Total Investments 117.9% (Cost $22,837)			$22,997
Written Options (f) (0.0%) (Premiums $4)			(6)
Other Assets and Liabilities (Net) (17.9%)			(3,485)

Net Assets 100.0%			$19,506

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Security is in default.

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d)	Security, or a portion thereof, subject to financing transaction.

(e)	Securities with an aggregate market value of $20 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation

Euribor Written Put Options Strike @ 96.750 (03/2003)	4	$2
Euribor Written Put Options Strike @ 97.000 (03/2003)	8	3
Euro-Bobl 5 Year Note (03/2003)	6	14
Euribor June Futures (06/2003)	1	1
Euribor September Futures (09/2003)	3	1

		$21

(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 07/22/2003	400,000	$4	$6

(g)	Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	EC	30	02/2003	$2	$0	$2

See accompanying notes

8

(h) Principal amount denoted in indicated currency:

BP – British Pound
EC – Euro
JY – Japanese Yen

(i) Swap agreements outstanding at December 31, 2002:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2032	BP	100	$(3)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.805%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 01/11/2011	JY	4,000	(3)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Counterparty: Goldman Sachs & Co.
Exp. 06/18/2007		7,100	0
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/15/2032	EC	200	6
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 05/19/2004		$30	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 06/18/2013		100	(3)

			$(3)

(j)	Principal amount of security is adjusted for inflation.

See accompanying notes

9

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2.      Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income.  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency.  The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

10

          Multiclass Operations.  Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes.  The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions.  The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts.  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts.  The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Forward Currency Transactions.  The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

11

          Swap Agreements.  The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements.  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee.  Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee.  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

12

          Servicing Fee.  PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses.  The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Low Duration Portfolio	0.50%	0.65%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Low Duration Portfolio	$35,283	$29,763	$4,807	$1,053

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Low Duration Portfolio

Premium

Balance at 12/31/2001	$0
Sales	9
Closing Buys	(1)
Expirations	(4)
Exercised	0

Balance at 12/31/2002	$4

13

6.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)

Low Duration Portfolio	$98	$19	$14	$(1)	$0	$(3)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.
(2)	Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(3)	Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

          As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)

Low Duration Portfolio	$22,840	$209	$(52)	$157

(4)	Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(5)	Long-Term Capital Gains Distributions	Return of Capital

Low Duration Portfolio	$418	$15	$0

(5)	Includes short-term capital gains.

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Low Duration Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,479	15,004	467	4,669
Issued as reinvestment of distributions
Institutional Class	0	1	21	208
Administrative Class	43	432	17	174
Cost of shares redeemed
Institutional Class	(46)	(460)	(527)	(5,270)
Administrative Class	(137)	(1,388)	(40)	(401)

Net increase (decrease) resulting from Portfolio share transactions	1,339	$13,589	(62)	$(620)

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Low Duration Portfolio
Institutional Class	1	100
Administrative Class	2	76

14

Report of Independent Accountants

          To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Low Duration Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Low Duration Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

15

Management of the Trust Information (Unaudited)

          The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

16

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

17

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, California 92660

Transfer Agent

National Financial Data Services
330 W. 9th Street, 4th Floor
Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company
801 Pennsylvania Kansas City,
Missouri 64105

Counsel

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH , CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
TOTAL RETURN PORTFOLIO II
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Total Return Portfolio II (Administrative Class)	2	7-8

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Total Return Portfolio II

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	4.6 years	$ 18.1 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	5/28/1999	William H. Gross
Primarily intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	3 Years*	Since Inception*
Total Return Portfolio II Administrative Class	7.97%	9.66%	8.42%
Lehman Brothers Aggregate Bond Index	10.26%	10.10%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                            QUALITY BREAKDOWN*

*% of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 6/01/1999, the first full month following the Portfolio’s Administrative Class inception on 5/28/1999, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the Index.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio II Administrative Class Shares returned 7.97% for the year ended December 31, 2002. Its benchmark, the Lehman Brothers Aggregate Bond Index, returned 10.26% for the period.

•

Portfolio duration was slightly above the benchmark through most of the period and had a positive effect on relative performance. An emphasis on intermediate maturity securities was positive for returns as rates fell most in these maturities.

•	The Portfolio benefited from being generally overweight in mortgages, which provided a high quality source of additional yield.

•	Corporate security selection hurt returns as accounting concerns caused investors to sell corporate bonds.

2

Financial Highlights

Total Return Portfolio II (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001		12/31/2000	05/28/1999 – 12/31/1999

Net asset value beginning of period	$10.12		$10.24		$9.82	$10.00
Net investment income (a)	0.38		0.48		0.63	0.32
Net realized/unrealized gain (loss) on investments (a)	0.41		0.49		0.44	(0.18)
Total income from investment operations	0.79		0.97		1.07	0.14
Dividends from net investment income	(0.40)		(0.48)		(0.65)	(0.32)
Distributions from net realized capital gains	(0.42)		(0.61)		0.00	0.00
Total distributions	(0.82)		(1.09)		(0.65)	(0.32)
Net asset value end of period	$10.09		$10.12		$10.24	$9.82
Total return	7.97%		9.72%		11.30%	1.41%
Net assets end of period (000s)	$16,882		$2,403		$2,203	$5,128
Ratio of expenses to average net assets	0.66	%(d)	0.65	%(c)	0.65%	0.65	%(b)*
Ratio of net investment income to average net assets	3.73%		4.56%		6.34%	5.38	%*
Portfolio turnover rate	418%		606%		937%	378%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the period ended December 31,1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes

3

Statement of Assets and Liabilities

Total Return Portfolio II
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$11,274
Repurchase agreements, at value	8,134
Receivable for investments sold	105
Interest and dividends receivable	30

19,543

Liabilities:
Payable for investments purchased	$1,130
Payable for financing transactions	254
Written options outstanding	20
Accrued investment advisory fee	1
Accrued administration fee	1
Accrued servicing fee	1
Variation margin payable	22
Swap premiums received	4
Unrealized depreciation on swap agreements	10
Other liabilities	1

1,444

Net Assets	$18,099

Net Assets Consist of:
Paid in capital	$18,019
Undistributed net investment income	49
Accumulated undistributed net realized gain	24
Net unrealized appreciation	7

$18,099

Net Assets:
Institutional Class	$1,217
Administrative Class	16,882
Shares Issued and Outstanding:
Institutional Class	121
Administrative Class	1,674
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.09
Administrative Class	10.09
Cost of Investments Owned	$19,378

See accompanying notes

4

Statement of Operations

Total Return Portfolio II
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$186

Total Income	186

Expenses:
Investment advisory fees	11
Administration fees	11
Distribution and/or servicing fees - Administrative Class	4

Total Expenses	26

Net Investment Income	160

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	97
Net realized gain on futures contracts, written options, and swaps	122
Net change in unrealized (depreciation) on investments	(3)
Net change in unrealized (depreciation) on futures contracts, written options, and swaps	(52)

Net Gain	164

Net Increase in Assets Resulting from Operations	$324

See accompanying notes

5

Statements of Changes in Net Assets

Total Return Portfolio II

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$160	$279
Net realized gain	219	307
Net change in unrealized (depreciation)	(55)	(27)

Net increase resulting from operations	324	559

Distributions to Shareholders:
From net investment income
Institutional Class	(50)	(174)
Administrative Class	(110)	(105)
From net realized capital gains
Institutional Class	(48)	(217)
Administrative Class	(102)	(135)

Total Distributions	(310)	(631)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	14,872	1
Issued as reinvestment of distributions
Institutional Class	98	390
Administrative Class	212	241
Cost of shares redeemed
Institutional Class	(2,745)	0
Administrative Class	(600)	(14)

Net increase resulting from Portfolio share transactions	11,837	618

Total Increase in Net Assets	11,851	546

Net Assets:
Beginning of period	6,248	5,702
End of period*	$18,099	$6,248
*Including net undistributed investment income of:	$49	$9

See accompanying notes

6

Schedule of Investments

Total Return Portfolio II

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 3.4%
Banking & Finance 0.8%
CIT Group, Inc.
5.500% due 02/15/2004	$30	$31
General Electric Capital Corp.
6.125% due 02/22/2011	20	22
General Motors Acceptance Corp.
2.190% due 07/21/2004 (a)	100	97

		150

Industrials 1.0%
AOL Time Warner, Inc.
7.625% due 04/15/2031	100	103
Limestone Electron Trust
8.625% due 03/15/2003	20	19
Williams Cos., Inc.
7.875% due 09/01/2021	100	63

		185

Utilities 1.6%
Appalachian Power Co.
4.800% due 06/15/2005	20	20
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	25	25
El Paso Corp.
6.750% due 05/15/2009	50	35
Sprint Capital Corp.
7.625% due 01/30/2011	100	95
Verizon Pennsylvania
5.650% due 11/15/2011	100	105

		280

Total Corporate Bonds & Notes (Cost $662)		615

MUNICIPAL BONDS & NOTES 0.1%
New York 0.1%
New York State Environmental Facilities Corporate
Revenue Bonds, Series 2002
5.125% due 06/15/2023 (a)	25	27

Total Municipal Bonds & Notes (Cost $25)		27

U.S. TREASURY OBLIGATIONS 5.0%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (c)	114	124
3.875% due 04/15/2029	77	95
U.S. Treasury Bonds
7.250% due 05/15/2016	100	128
7.500% due 11/15/2016 (b)	204	267
8.750% due 05/15/2017	200	289

Total U.S. Treasury Obligations (Cost $885)		903

MORTGAGE-BACKED SECURITIES 15.3%
Collateralized Mortgage Obligations 3.8%
Bear Stearns Adjustable Rate Mortgage Trust
6.512% due 10/25/2031(a)	36	36
Chase Mortgage Finance Corp.
6.213% due 07/25/2032 (a)	12	12
Countrywide Home Loans, Inc.
5.933% due 03/19/2032 (a)	17	17
6.500% due 08/25/2032 (a)	6	6
CS First Boston Mortgage Securities Corp.
6.247% due 04/25/2032 (a)	7	7
6.169% due 06/25/2032 (a)	79	82
2.360% due 08/25/2033 (a)	30	30
Fannie Mae
5.000% due 09/25/2018	46	47
Freddie Mac
5.750% due 12/15/2016	100	103
Government National Mortgage Association
1.920% due 09/20/2030 (a)	36	36
GSR Mortgage Loan Trust
5.575% due 10/25/2031 (a)	31	31
Merrill Lynch Mortgage Investors, Inc.
1.720% due 01/20/2030 (a)	17	17
Morgan Stanley Capital I
7.460% due 02/15/2020	68	68
Residential Funding Mortgage Securities I, Inc.
5.690% due 09/25/2032 (a)	20	20
Structured Asset Mortgage Investments, Inc.
1.750% due 09/19/2032 (a)	10	10
Structured Asset Securities Corp.
5.800% due 09/25/2031	6	6
6.500% due 09/25/2031 (a)	51	53
6.150% due 07/25/2032 (a)	8	9
U.S. Restaurant Properties Funding
1.900% due 08/26/2008 (a)	93	93

		683

Fannie Mae 9.5%
5.500% due 10/01/2017-01/21/2018 (d)	139	143
6.000% due 06/01/2016-01/21/2018 (a)(d)	1,505	1,573

		1,716

Freddie Mac 0.7%
4.695% due 07/01/2027 (a)	12	12
5.324% due 01/01/2028 (a)	12	12
6.000% due 09/01/2016	100	105

		129

Government National Mortgage Association 1.3%
4.500% due 05/20/2030 (a)	42	43
5.375% due 02/20/2027 (a)	56	58
6.500% due 01/15/2029	18	19
7.000% due 01/15/2032-02/15/2032 (d)	115	122

		242

Total Mortgage-Backed Securities (Cost $2,730)		2,770

ASSET-BACKED SECURITIES 1.4%
Amortizing Residential Collateral Trust
1.690% due 06/25/2032 (a)	45	45
CIT Group Home Equity Loan Trust
1.650% due 06/25/2033 (a)	26	26
Conseco Recreational Enthusiast Consumer Trust
7.562% due 10/15/2007	7	7
Equity One ABS, Inc.
1.660% due 11/25/2032 (a)	40	40
Household Mortgage Loan Trust
1.720% due 05/20/2032 (a)	8	8
Irwin Home Equity Loan Trust
1.710% due 06/25/2029 (a)	9	9
Morgan Stanley Dean Witter Capital I
1.750% due 07/25/2032 (a)	20	20
Providian Gateway Master Trust
1.640% due 03/15/2007 (a)	100	100

Total Asset-Backed Securities (Cost $255)		255

PREFERRED SECURITY 0.7%
	Shares

UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	100,000	121

Total Preferred Security (Cost $101)		121

See accompanying notes

7

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 81.3%
Commercial Paper 1.1%
Fannie Mae
1.285% due 03/27/2003	$200	$199

Repurchase Agreements 44.9%
Credit Suisse First Boston
1.130% due 01/02/2003	3,900	3,900
(Dated 12/31/2002. Collateralized by U.S. Treasury Bonds 3.625% due 01/15/2008 valued at $3,986. Repurchase proceeds are $3,900.)
Lehman Brothers, Inc.
1.150% due 01/02/2003	3,900	3,900
(Dated 12/31/2002. Collateralized by U.S. Treasury Notes 6.250% due 02/15/2003 valued at $3,980. Repurchase proceeds are $3,900.)
State Street Bank
1.050% due 01/02/2003	334	334
(Dated 12/31/2002. Collateralized by Sallie Mae 3.375% due 07/15/2004 valued at $345. Repurchase proceeds are $334.)

		8,134

U.S. Treasury Bills 35.3%
1.174% due 02/13/2003-04/03/2003 (c)(d)	6,405	6,384

Total Short-Term Instruments (Cost $14,720)		14,717

Total Investments 107.2% (Cost $19,378)		$19,408

Written Options (f) (0.1%) (Premiums $16)		(20)

Other Assets and Liabilities (Net) (7.1%)		(1,289)

Net Assets 100.0%		$18,099

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Security, or a portion thereof, subject to financing transaction.

(c)	Securities with an aggregate market value of $329 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

U.S. Treasury 10 Year Note (03/2003)	100	$(13)
U.S. Treasury 30 Year Bond (03/2003)	1	4

		$(9)

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Principal amount of security is adjusted for inflation.

(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	100,000	$4	$2
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	100,000	4	9
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.200 Exp. 11/02/2004	100,000	3	6
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.700 Exp. 11/02/2004	100,000	4	1
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 06/18/2003	100,000	1	1
Call - CBOT U.S. Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003	1	0	1

		$16	$20

(g)	Swap agreements outstanding at December 31, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.350% and the Portfolio will pay to the counterparty at par in the event of default of General Motors Capital Corp. 6.000% due 06/15/2012.
Counterparty: Lehman Brothers, Inc.
Exp. 06/24/2003	$200	$0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 06/18/2013	300	(10)
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 05/19/2004	10	0

		$(10)

See accompanying notes

8

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income.  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency.  The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

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          Multiclass Operations.  Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes.  The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions.  The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts.  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts.  The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Forward Currency Transactions.  The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities.

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          In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

          Swap Agreements.  The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements.  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

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          Administration Fee.  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

          Servicing Fee.  PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses.  The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Total Return Portfolio II	0.50%	0.65%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Total Return Portfolio II	$17,614	$18,810	$1,612	$3,839

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Total Return Portfolio II

Premium

Balance at 12/31/2001	$93
Sales	13
Closing Buys	(39)
Expirations	(51)
Exercised	0

Balance at 12/31/2002	$16

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6.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)

Total Return Portfolio II	$50	$38	$(14)	$(1)	$0	$(23)

(1) Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.

(2) Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

(3) Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Total Return Portfolio II	$19,378	$97	$(67)	$30

          For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital

Total Return Portfolio II	$250	$60	$0

(4) Includes short-term capital gains.

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Total Return Portfolio II

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,474	14,872	0	1
Issued as reinvestment of distributions
Institutional Class	10	98	38	390
Administrative Class	21	212	23	241
Cost of shares redeemed
Institutional Class	(269)	(2,745)	0	0
Administrative Class	(58)	(600)	(1)	(14)

Net increase resulting from Portfolio share transactions	1,178	$11,837	60	$618

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Total Return Portfolio II
Institutional Class	1	100
Administrative Class	1	100

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Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Total Return Portfolio II

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Total Return Portfolio II (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Kansas City, Missouri February 20, 2003

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Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1] Trustees serve until their successors are duly elected and qualified.
* Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

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Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57)	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

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          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE , SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
TOTAL RETURN PORTFOLIO II
INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Total Return Portfolio II (Institutional Class)	2	7-8

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

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Total Return Portfolio II

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	4.6 years	$18.1 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	4/10/2000	William H. Gross
Primarily intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	Since Inception*
Total Return Portfolio II Institutional Class	8.13%	9.36%
Lehman Brothers Aggregate Bond Index	10.26%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                                 QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results.  Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the index.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio II Institutional Class Shares returned 8.13% for the year ended December 31, 2002. Its benchmark, the Lehman Brothers Aggregate Bond Index, returned 10.26% for the period.

•

Portfolio duration was slightly above the benchmark through most of the period and had a positive effect on relative performance. An emphasis on intermediate maturity securities was positive for returns as rates fell most in these maturities.

•	The Portfolio benefited from being generally overweight in mortgages, which provided a high quality source of additional yield.

•	Corporate security selection hurt returns as accounting concerns caused investors to sell corporate bonds.

2

Financial Highlights

Total Return Portfolio II (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001		04/10/2000– 12/31/2000

Net asset value beginning of period	$10.12		$10.24		$10.02
Net investment income (a)	0.41		0.50		0.50
Net realized/unrealized gain on investments (a)	0.39		0.49		0.22
Total income from investment operations	0.80		0.99		0.72
Dividends from net investment income	(0.41)		(0.50)		(0.50)
Distributions from net realized capital gains	(0.42)		(0.61)		0.00
Total distributions	(0.83)		(1.11)		(0.50)
Net asset value end of period	$10.09		$10.12		$10.24
Total return	8.13%		9.88%		7.41%
Net assets end of period (000s)	$1,217		$3,845		$3,499
Ratio of expenses to average net assets	0.51	%(c)	0.50	%(b)	0.50%*
Ratio of net investment income to average net assets	3.99%		4.71%		6.90%*
Portfolio turnover rate	418%		606%		937%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2001.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes

3

Statement of Assets and Liabilities

Total Return Portfolio II
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$11,274
Repurchase agreements, at value	8,134
Receivable for investments sold	105
Interest and dividends receivable	30

19,543

Liabilities:
Payable for investments purchased	$1,130
Payable for financing transactions	254
Written options outstanding	20
Accrued investment advisory fee	1
Accrued administration fee	1
Accrued servicing fee	1
Variation margin payable	22
Swap premiums received	4
Unrealized depreciation on swap agreements	10
Other liabilities	1

1,444

Net Assets	$18,099

Net Assets Consist of:
Paid in capital	$18,019
Undistributed net investment income	49
Accumulated undistributed net realized gain	24
Net unrealized appreciation	7

$18,099

Net Assets:
Institutional Class	$1,217
Administrative Class	16,882
Shares Issued and Outstanding:
Institutional Class	121
Administrative Class	1,674
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.09
Administrative Class	10.09
Cost of Investments Owned	$19,378

See accompanying notes

4

Statement of Operations

Total Return Portfolio II
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$186

Total Income	186

Expenses:
Investment advisory fees	11
Administration fees	11
Distribution and/or servicing fees - Administrative Class	4

Total Expenses	26

Net Investment Income	160

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	97
Net realized gain on futures contracts, written options, and swaps	122
Net change in unrealized (depreciation) on investments	(3)
Net change in unrealized (depreciation) on futures contracts, written options, and swaps	(52)

Net Gain	164

Net Increase in Assets Resulting from Operations	$324

See accompanying notes

5

Statements of Changes in Net Assets

Total Return Portfolio II

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$160	$279
Net realized gain	219	307
Net change in unrealized (depreciation)	(55)	(27)

Net increase resulting from operations	324	559

Distributions to Shareholders:
From net investment income
Institutional Class	(50)	(174)
Administrative Class	(110)	(105)
From net realized capital gains
Institutional Class	(48)	(217)
Administrative Class	(102)	(135)

Total Distributions	(310)	(631)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	14,872	1
Issued as reinvestment of distributions
Institutional Class	98	390
Administrative Class	212	241
Cost of shares redeemed
Institutional Class	(2,745)	0
Administrative Class	(600)	(14)

Net increase resulting from Portfolio share transactions	11,837	618

Total Increase in Net Assets	11,851	546

Net Assets:
Beginning of period	6,248	5,702
End of period*	$18,099	$6,248
*Including net undistributed investment income of:	$49	$9

See accompanying notes

6

Schedule of Investments

Total Return Portfolio II

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 3.4%
Banking & Finance 0.8%
CIT Group, Inc.
5.500% due 02/15/2004	$30	$31
General Electric Capital Corp.
6.125% due 02/22/2011	20	22
General Motors Acceptance Corp.
2.190% due 07/21/2004 (a)	100	97

		150

Industrials 1.0%
AOL Time Warner, Inc.
7.625% due 04/15/2031	100	103
Limestone Electron Trust
8.625% due 03/15/2003	20	19
Williams Cos., Inc.
7.875% due 09/01/2021	100	63

		185

Utilities 1.6%
Appalachian Power Co.
4.800% due 06/15/2005	20	20
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	25	25
El Paso Corp.
6.750% due 05/15/2009	50	35
Sprint Capital Corp.
7.625% due 01/30/2011	100	95
Verizon Pennsylvania
5.650% due 11/15/2011	100	105

		280

Total Corporate Bonds & Notes (Cost $662)		615

MUNICIPAL BONDS & NOTES 0.1%
New York 0.1%
New York State Environmental Facilities Corporate
Revenue Bonds, Series 2002
5.125% due 06/15/2023 (a)	25	27

Total Municipal Bonds & Notes (Cost $25)		27

U.S. TREASURY OBLIGATIONS 5.0%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (c)	114	124
3.875% due 04/15/2029	77	95
U.S. Treasury Bonds
7.250% due 05/15/2016	100	128
7.500% due 11/15/2016 (b)	204	267
8.750% due 05/15/2017	200	289

Total U.S. Treasury Obligations (Cost $885)		903

MORTGAGE-BACKED SECURITIES 15.3%
Collateralized Mortgage Obligations 3.8%
Bear Stearns Adjustable Rate Mortgage Trust
6.512% due 10/25/2031 (a)	36	36
Chase Mortgage Finance Corp.
6.213% due 07/25/2032 (a)	12	12
Countrywide Home Loans, Inc.
5.933% due 03/19/2032 (a)	17	17
6.500% due 08/25/2032 (a)	6	6
CS First Boston Mortgage Securities Corp.
6.247% due 04/25/2032 (a)	7	7
6.169% due 06/25/2032 (a)	79	82
2.360% due 08/25/2033 (a)	30	30
Fannie Mae
5.000% due 09/25/2018	46	47
Freddie Mac
5.750% due 12/15/2016	100	103
Government National Mortgage Association
1.920% due 09/20/2030 (a)	$36	$36
GSR Mortgage Loan Trust
5.575% due 10/25/2031 (a)	31	31
Merrill Lynch Mortgage Investors, Inc.
1.720% due 01/20/2030 (a)	17	17
Morgan Stanley Capital I
7.460% due 02/15/2020	68	68
Residential Funding Mortgage Securities I, Inc.
5.690% due 09/25/2032 (a)	20	20
Structured Asset Mortgage Investments, Inc.
1.750% due 09/19/2032 (a)	10	10
Structured Asset Securities Corp.
5.800% due 09/25/2031	6	6
6.500% due 09/25/2031 (a)	51	53
6.150% due 07/25/2032 (a)	8	9
U.S. Restaurant Properties Funding
1.900% due 08/26/2008 (a)	93	93

		683

Fannie Mae 9.5%
5.500% due 10/01/2017-01/21/2018 (d)	139	143
6.000% due 06/01/2016-01/21/2018 (a)(d)	1,505	1,573

		1,716

Freddie Mac 0.7%
4.695% due 07/01/2027 (a)	12	12
5.324% due 01/01/2028 (a)	12	12
6.000% due 09/01/2016	100	105

		129

Government National Mortgage Association 1.3%
4.500% due 05/20/2030 (a)	42	43
5.375% due 02/20/2027 (a)	56	58
6.500% due 01/15/2029	18	19
7.000% due 01/15/2032-02/15/2032 (d)	115	122

		242

Total Mortgage-Backed Securities (Cost $2,730)		2,770

ASSET-BACKED SECURITIES 1.4%
Amortizing Residential Collateral Trust
1.690% due 06/25/2032 (a)	45	45
CIT Group Home Equity Loan Trust
1.650% due 06/25/2033 (a)	26	26
Conseco Recreational Enthusiast Consumer Trust
7.562% due 10/15/2007	7	7
Equity One ABS, Inc.
1.660% due 11/25/2032 (a)	40	40
Household Mortgage Loan Trust
1.720% due 05/20/2032 (a)	8	8
Irwin Home Equity Loan Trust
1.710% due 06/25/2029 (a)	9	9
Morgan Stanley Dean Witter Capital I
1.750% due 07/25/2032 (a)	20	20
Providian Gateway Master Trust
1.640% due 03/15/2007 (a)	100	100

Total Asset-Backed Securities (Cost $255)		255

PREFERRED SECURITY 0.7%
	Shares

UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	100,000	121

Total Preferred Security (Cost $101)		121

See accompanying notes

7

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 81.3%
Commercial Paper 1.1%
Fannie Mae
1.285% due 03/27/2003	$200	$199

Repurchase Agreements 44.9%
Credit Suisse First Boston
1.130% due 01/02/2003	3,900	3,900
(Dated 12/31/2002. Collateralized by U.S. Treasury Bonds 3.625% due 01/15/2008 valued at $3,986. Repurchase proceeds are $3,900.)
Lehman Brothers, Inc.
1.150% due 01/02/2003	3,900	3,900
(Dated 12/31/2002. Collateralized by U.S. Treasury Notes 6.250% due 02/15/2003 valued at $3,980. Repurchase proceeds are $3,900.)
State Street Bank
1.050% due 01/02/2003	334	334
(Dated 12/31/2002. Collateralized by Sallie Mae 3.375% due 07/15/2004 valued at $345. Repurchase proceeds are $334.)

		8,134

U.S. Treasury Bills 35.3%
1.174% due 02/13/2003-04/03/2003 (c)(d)	6,405	6,384

Total Short-Term Instruments (Cost $14,720)		14,717

Total Investments 107.2% (Cost $19,378)		$19,408

Written Options (f) (0.1%) (Premiums $16)		(20)

Other Assets and Liabilities (Net) (7.1%)		(1,289)

Net Assets 100.0%		$18,099

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Security, or a portion thereof, subject to financing transaction.

(c)	Securities with an aggregate market value of $329 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

U.S. Treasury 10 Year Note (03/2003)	100	$(13)
U.S. Treasury 30 Year Bond (03/2003)	1	4

		$(9)

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Principal amount of security is adjusted for inflation.

(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	100,000	$4	$2
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	100,000	4	9
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.200 Exp. 11/02/2004	100,000	3	6
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.700 Exp. 11/02/2004	100,000	4	1
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 06/18/2003	100,000	1	1
Call - CBOT U.S. Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003	1	0	1

		$16	$20

(g)	Swap agreements outstanding at December 31, 2002

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.350% and the Portfolio will pay to the counterparty at par in the event of default of General Motors Capital Corp. 6.000% due 06/15/2012.
Counterparty: Lehman Brothers, Inc.
Exp. 06/24/2003	$200	$0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 06/18/2013	300	(10)
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 05/19/2004	10	0

		$(10)

See accompanying notes

8

Notes to Financial Statements

December 31, 2002

1.    Organization

        The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2.    Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

        Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

        Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

        Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day.  Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

        Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

        Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

        Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

9

        Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

        Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

        Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

        Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

        Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

        The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

        Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities.

10

        In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

        Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

        Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

        Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

        Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.    Fees, Expenses, and Related Party Transactions

        Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

11

        Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

        Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

        Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

        PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Total Return Portfolio II	0.50%	0.65%

        PIMCO may be reimbursed for these waived amounts in future periods

        The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

        Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.    Purchases and Sales of Securities

        Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Total Return Portfolio II	$17,614	$18,810	$1,612	$3,839

5.    Transactions in Written Call and Put Options

        Transactions in written call and put options were as follows (amounts in thousands):

Total Return Portfolio II

Premium

Balance at 12/31/2001	$93
Sales	13
Closing Buys	(39)
Expirations	(51)
Exercised	0

Balance at 12/31/2002	$16

12

6.    Federal Income Tax Matters

        As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)

Total Return Portfolio II	$50	$38	$(14)	$(1)	$0	$(23)

(1) Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.

(2) Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

(3) Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Total Return Portfolio II	$19,378	$97	$(67)	$30

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-Term C apital Gains Distributions	Return of Capital

Total Return Portfolio II	$250	$60	$0

(4) Includes short-term capital gains.

7.    Shares of Beneficial Interest

        The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Total Return Portfolio II

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,474	14,872	0	1
Issued as reinvestment of distributions
Institutional Class	10	98	38	390
Administrative Class	21	212	23	241
Cost of shares redeemed
Institutional Class	(269)	(2,745)	0	0
Administrative Class	(58)	(600)	(1)	(14)

Net increase resulting from Portfolio share transactions	1,178	$11,837	60	$618

        The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Total Return Portfolio II
Institutional Class	1	100
Administrative Class	1	100

13

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Total Return Portfolio II

        In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Total Return Portfolio II (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Kansas City, Missouri February 20, 2003

14

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

15

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32)	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

16

        Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE , SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
SHORT -TERM PORTFOLIO
INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Short-Term Portfolio (Institutional Class)	2	7-9

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Short-Term Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum current income, consistent with preservation of capital and daily liquidity.	0.1 years	$9.2 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	4/28/2000	Paul A. McCulley
Primarily money market instruments and short maturity fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Years	Since Inception*
Short-Term Portfolio Institutional Class	3.18%	5.39%
Salomon Smith Barney 3-Month U.S. Treasury Bill Index	1.70%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                                QUALITY BREAKDOWN*

*% of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio’s Institutional Class inception on 4/28/2000, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the Index. Whereas money market funds attempt to maintain a stable share price, the Short-Term Portfolio’s share price will fluctuate in response to market conditions. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•

The total return performance of the Short-Term Portfolio Institutional Class was 3.18% for the year ended December 31, 2002, outperforming the 1.70% return posted by the benchmark Salomon Smith Barney 3-Month Treasury Bill Index.

•	A longer than effective benchmark duration was positive for performance as short-term rates fell.

•	An emphasis on mortgages with attractive yields boosted relative returns as market volatility declined and yield premiums relative to Treasuries narrowed.

•	Corporates in general and telecom issues in particular benefited from the revival in risk appetites, enhancing returns.

•	Emerging market bonds rebounded adding to relative returns amid lower global risk aversion and Brazil’s post-election recovery.

•	An allocation to real return bonds was slightly positive as less volatile real yields did not rise as much as Treasury yields.

•	Asset-backed bonds added to returns due to their attractive yields.

2

Financial Highlights

Short-Term Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002	12/31/2001		04/28/2000- 12/31/2000

Net asset value beginning of period	$10.08	$10.01		$10.00
Net investment income (a)	0.30	0.53		0.45
Net realized/unrealized gain (loss) on investments (a)	(0.01)	0.12		0.01
Total income from investment operations	0.31	0.65		0.46
Dividends from net investment income	(0.30)	(0.54)		(0.45)
Distributions from net realized capital gains	(0.01)	(0.04)		0.00
Total distributions	(0.31)	(0.58)		(0.45)
Net asset value end of period	$10.08	$10.08		$10.01
Total return	3.18%	6.59%		4.64%
Net assets end of period (000s)	$4,893	$4,093		$3,388
Ratio of expenses to average net assets	0.45%	0.47	%(b)(c)	0.45%*
Ratio of net investment income to average net assets	2.99%	5.30%		6.56%*
Portfolio turnover rate	60%	94%		281%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.46% for the period ended December 31, 2001.

See accompanying notes

3

Statement of Assets and Liabilities

Short-Term Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$9,203
Cash	7
Foreign currency, at value	19
Receivable for Portfolio shares sold	1
Interest and dividends receivable	62
Unrealized appreciation on swap agreements	1

9,293

Liabilities:
Payable for investments purchased	$2
Written options outstanding	27
Accrued investment advisory fee	2
Accrued administration fee	1
Accrued servicing fee	1
Swap premiums received	22
Unrealized depreciation on swap agreements	5
60

Net Assets	$9,233

Net Assets Consist of:
Paid in capital	$9,192
Undistributed net investment income	6
Accumulated undistributed net realized (loss)	(27)
Net unrealized appreciation	62

$9,233

Net Assets:
Institutional Class	$4,893
Administrative Class	4,340
Shares Issued and Outstanding:
Institutional Class	486
Administrative Class	431
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.08
Administrative Class	10.08
Cost of Investments Owned	$9,181

Cost of Foreign Currency Held	$19

See accompanying notes

4

Statement of Operations

Short-Term Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$267

Total Income	267

Expenses:
Investment advisory fees	19
Administration fees	16
Distribution and/or servicing fees - Administrative Class	5
Total Expenses	40

Net Investment Income	227

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(24)
Net realized (loss) on futures contracts, written options, and swaps	(2)
Net realized gain on foreign currency transactions	1
Net change in unrealized appreciation on investments	7
Net change in unrealized appreciation on futures contracts, written options, and swaps	44
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1)
Net Gain	25

Net Increase in Assets Resulting from Operations	$252

See accompanying notes

5

Statements of Changes in Net Assets

Short-Term Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$227	$227
Net realized gain (loss)	(25)	30
Net change in unrealized appreciation	50	16

Net increase resulting from operations	252	273

Distributions to Shareholders:
From net investment income
Institutional Class	(136)	(195)
Administrative Class	(91)	(32)
From net realized capital gains
Institutional Class	(7)	(15)
Administrative Class	(6)	(5)

Total Distributions	(240)	(247)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	945	480
Administrative Class	3,406	2,158
Issued as reinvestment of distributions
Institutional Class	142	209
Administrative Class	97	38
Cost of shares redeemed
Institutional Class	(290)	(8)
Administrative Class	(855)	(552)

Net increase resulting from Portfolio share transactions	3,445	2,325

Total Increase in Net Assets	3,457	2,351

Net Assets:
Beginning of period	5,776	3,425
End of period*	$9,233	$5,776
*Including net undistributed investment income of:	$6	$12

See accompanying notes

6

Schedule of Investments

Short-Term Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 41.4%
Banking & Finance 14.6%
Bear Stearns Cos., Inc.
1.790% due 09/21/2004 (a)	$100	$100
CIT Group, Inc.
5.500% due 02/15/2004	130	133
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	200	219
Ford Motor Credit Co.
1.700% due 06/20/2003 (a)	100	99
2.220% due 03/08/2004 (a)	100	97
General Motors Acceptance Corp.
1.857% due 08/18/2003 (a)	104	103
2.105% due 05/17/2004 (a)	100	98
Household Finance Corp.
1.970% due 08/07/2003 (a)	100	100
Merrill Lynch & Co., Inc.
1.720% due 05/21/2004 (a)	105	105
National Rural Utilities Cooperative Finance Corp.
2.830% due 04/26/2004 (a)	100	100
5.250% due 07/15/2004	100	104
US Bank National Association
1.470% due 11/14/2003 (a)	90	90

		1,348

Industrials 17.8%
Appalachian Power Co.
2.460% due 08/20/2003 (a)	90	90
DaimlerChrysler North America Holding Corp.
2.120% due 08/01/2003 (a)	200	200
HCA, Inc.
6.730% due 07/15/2045	50	51
Ingersoll-Rand Co.
5.750% due 02/14/2003	100	100
Kinder Morgan, Inc.
6.450% due 03/01/2003	100	101
Kroger Co.
7.150% due 03/01/2003	100	101
Martin Marietta Corp.
6.500% due 04/15/2003	80	81
Nabisco, Inc.
6.125% due 02/01/2033	100	100
Norfolk Southern Corp.
7.875% due 02/15/2004	100	107
Occidental Petroleum Corp.
6.400% due 04/01/2003 (a)	90	91
Park Place Entertainment Corp.
7.950% due 08/01/2003	50	51
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	100	101
Safeway, Inc.
6.050% due 11/15/2003	60	62
TCI Communications, Inc.
8.250% due 01/15/2003	150	150
Time Warner, Inc.
7.975% due 08/15/2004	100	105
Weyerhaeuser Co.
2.535% due 09/15/2003 (a)	150	150

		1,641

Utilities 9.0%
ALLETE, Inc.
2.690% due 10/20/2003 (a)	100	100
British Telecom PLC
2.705% due 12/15/2003 (a)	100	101
Commonwealth Edison Co.
2.423% due 09/30/2003 (a)	100	100
Entergy Mississippi, Inc.
7.750% due 02/15/2003	100	101
Florida Power Corp.
6.000% due 07/01/2003	50	51
France Telecom S.A.
4.576% due 03/14/2003 (a)	100	100
Niagara Mohawk Power Co.
7.375% due 07/01/2003	76	77
Public Service Co. of Colorado
6.000% due 04/15/2003	50	50
Sprint Capital Corp.
5.700% due 11/15/2003	150	149

		829

Total Corporate Bonds & Notes (Cost $3,794)		3,818

U.S. GOVERNMENT AGENCIES 8.7%
Fannie Mae
3.300% due 02/25/2004	200	200
3.500% due 05/21/2004	200	202
Freddie Mac
4.500% due 04/15/2005	200	202
3.875% due 06/27/2005	100	101
4.000% due 05/16/2006	100	101

Total U.S. Government Agencies (Cost $807)		806

MORTGAGE-BACKED SECURITIES 21.7%
Collateralized Mortgage Obligations 16.9%
Bank of America Mortgage Securities, Inc.
6.344% due 07/25/2032 (a)	130	133
5.808% due 10/20/2032 (a)	84	84
Bear Stearns Adjustable Rate Mortgage Trust
6.226% due 01/25/2032 (a)	32	32
Countrywide Home Loans, Inc.
5.006% due 09/19/2032 (a)	73	74
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	271	268
5.747% due 05/25/2032 (a)	75	77
First Republic Mortgage Loan Trust
1.720% due 08/15/2032 (a)	99	99
Freddie Mac
5.500% due 08/15/2004	30	30
6.500% due 04/15/2021	136	137
5.625% due 07/15/2028	92	95
5.750% due 06/15/2029	86	88
5.750% due 05/15/2031	91	93
Structured Asset Mortgage Investments, Inc.
1.750% due 09/19/2032 (a)	98	98
Washington Mutual Mortgage Securities Corp.
5.780% due 02/25/2031	172	177
5.239% due 10/25/2032 (a)	71	74

		1,559

Freddie Mac 2.0%
9.500% due 12/01/2019	162	181

Government National Mortgage Association 2.8%
5.000% due 02/20/2032 (a)	252	258

Total Mortgage-Backed Securities (Cost $1,991)		1,998

ASSET-BACKED SECURITIES 3.7%
Bear Stearns Asset-Backed Securities, Inc.
1.710% due 10/25/2032 (a)	41	41
Contimortgage Home Equity Loan Trust
1.600% due 04/15/2029 (a)	124	123
First Franklin Mortgage Loan Trust Asset-Backed Certificates
1.770% due 09/25/2032 (a)	95	94
Irwin Whole Loan Home Equity Trust
1.690% due 07/25/2032 (a)	85	85

Total Asset-Backed Securities (Cost $343)		343

SOVEREIGN ISSUES 0.7%
Republic of Brazil
2.562% due 04/15/2006 (a)	84	67

Total Sovereign Issues (Cost $75)		67

See accompanying notes

7

	Principal Amount (000s)	Value (000s)

PURCHASED CALL OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 99.250 Exp. 03/17/2003	$2,000	0

Total Purchased Call Options (Cost $0)		0

SHORT-TERM INSTRUMENTS 23.5%
Commercial Paper 20.5%
ABN AMRO Mortgage Corp.
1.750% due 02/10/2003	100	100
Anz Delaware, Inc.
1.310% due 03/06/2003	300	299
Danske Corp.
1.320% due 02/19/2003	200	200
1.320% due 03/20/2003	200	199
Eksportfinans ASA
1.300% due 02/21/2003	400	399
Fannie Mae
1.240% due 02/12/2003 (b)	50	50
HBOS Treasury Services PLC
1.345% due 03/11/2003	450	449
UBS Finance LLC
1.310% due 02/19/2003	200	200

		1,896

Repurchase Agreement 2.2%
State Street Bank
1.050% due 01/02/2003	200	200

(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 01/30/2004 valued at $208. Repurchase proceeds are $200.)
U.S. Treasury Bills 0.8%
1.195% due 02/13/2003-02/20/2003 (b)(c)	75	75

Total Short-Term Instruments (Cost $2,171)		2,171

Total Investments 99.7% (Cost $9,181)		$9,203
Written Options (d) (0.3%) (Premiums $37)		(27)
Other Assets and Liabilities (Net) 0.6%		57

Net Assets 100.0%		$9,233

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.
(b)	Securities with an aggregate market value of $125 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 96.750 (03/2003)	24	$11
Euribor Purchased Put Options Strike @ 95.500 (03/2003)	45	(1)
Euribor Written Put Options Strike @ 96.500 (12/2003)	21	15
Eurodollar June Futures (06/2003)	4	28
Eurodollar December Futures (12/2003)	6	(17)

		$36

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Premiums received on written options:
Type	# of Contracts	Premium	Value

Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	140,000	$3	$2
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.000 Exp. 01/07/2005	140,000	3	7
Put - CME Eurodollar March Futures
Strike @ 96.750 Exp. 03/17/2003	7	7	0
Call - CME Eurodollar June Futures
Strike @ 98.750 Exp. 06/16/2003	12	4	4
Call - CME Eurodollar December Futures
Strike @ 98.500 Exp. 12/15/2003	13	4	9
Put - CME Eurodollar December Futures
Strike @ 97.000 Exp. 12/15/2003	17	16	5

		$37	$27

(e)	Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	34	02/2003	$0	$(2)	$(2)

(f)	Principal amount denoted in indicated currency:

EC – Euro

8

(g)	Swap agreements outstanding at December 31, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.410% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co.
Exp. 06/07/2004.	$100	$0
Receive a fixed rate equal to 0.360% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: ABN AMRO Bank N.V.
Exp. 07/11/2003	50	0
Pay a fixed rate equal to 0.880% and the Portfolio will receive from the counterparty at par in the event of default of Republic of Bulgaria 2.813% due 07/28/2011.
Counterparty: Goldman Sachs & Co.
Exp. 04/15/2003	30	0
Receive a fixed rate equal to 1.450% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.813% due 07/28/2011.
Counterparty: Goldman Sachs & Co.
Exp. 04/15/2004	30	1
Receive a fixed rate equal to 1.300% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Counterparty: Goldman Sachs & Co.
Exp. 04/15/2003	30	0
Receive a fixed rate equal to 0.950% and the Portfolio will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Counterparty: Goldman Sachs & Co.
Exp. 04/15/2003	30	0
Receive a fixed rate equal to 0.750% and the Portfolio will pay to the counterparty at par in the event of default of United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 12/16/2003	90	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 06/18/2005	800	(5)

		$(4)

See accompanying notes

9

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

10

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

11

          Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

12

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Short-Term Portfolio	0.45%	0.60%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Short-Term Portfolio	$2,000	$412	$12,981	$10,355

5.     Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Short-Term Portfolio

Premium

Balance at 12/31/2001	$0
Sales	79
Closing Buys	(41)
Expirations	(1)
Exercised	0

Balance at 12/31/2002	$37

13

6.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)

Short-Term Portfolio	$8	$26	$17	$(2)	$0	$(30)

(1)			Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.
(2)			Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(3)			Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Short-Term Portfolio	$9,181	$45	$(23)	$22

          For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital

Short-Term Portfolio	$235	$5	$0

(4) Includes short-term capital gains

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Short-Term Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	95	$945	48	$480
Administrative Class	339	3,406	214	2,158
Issued as reinvestment of distributions
Institutional Class	14	142	21	209
Administrative Class	10	97	4	38
Cost of shares redeemed
Institutional Class	(29)	(290)	(1)	(8)
Administrative Class	(85)	(855)	(55)	(552)

Net increase resulting from Portfolio share transactions	344	$3,445	231	$2,325

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Short-Term Portfolio
Institutional Class	2	95
Administrative Class	4	92

14

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of Short-Term Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Short-Term Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

15

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Address, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

16

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

17

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
SHORT - TERM PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Short-Term Portfolio (Administrative Class)	2	7-9

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that US and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful US Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad US bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the US As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Short-Term Portfolio

PORTFOLIO CHARACTERISTICS PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum current income, consistent with preservation of capital and daily liquidity.	0.1 years	$9.2 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	9/30/1999	Paul A. McCulley
Primarily money market instruments and short maturity fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	3 Year*	Since Inception*

Short-term Portfolio Administrative Class	3.02%	5.28%	5.29%
Salomon Smith Barney 3-Month US Treasury Bill Index	1.70%	3.90%	–

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*	QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results.  Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio’s Administrative Class inception on 9/30/1999, compared to the Salomon Smith Barney 3-Month US Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the Index. Whereas money market funds attempt to maintain a stable share price, the Short-term Portfolio’s share price will fluctuate in response to market conditions. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•

The total return performance of the Short-term Portfolio Administrative Class was 3.02% for the year ended December 31, 2002, outperforming the 1.70% return posted by the benchmark Salomon Smith Barney 3-Month Treasury Bill Index.

•	A longer than effective benchmark duration was positive for performance as short-term rates fell.

•	An emphasis on mortgages with attractive yields boosted relative returns as market volatility declined and yield premiums relative to Treasuries narrowed.

•	Corporates in general and telecom issues in particular benefited from the revival in risk appetites, enhancing returns.

•	Emerging market bonds rebounded adding to relative returns amid lower global risk aversion and Brazil’s post-election recovery.

•	An allocation to real return bonds was slightly positive as less volatile real yields did not rise as much as Treasury yields.

•	Asset-backed bonds added to returns due to their attractive yields.

2

Financial Highlights

Short-Term Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002	12/31/2001	12/31/2000	09/30/1999 – 12/31/1999

Net asset value beginning of period	$10.08	$10.01	$10.00	$10.00
Net investment income (a)	0.28	0.48	0.53	0.13
Net realized/unrealized gain on investments (a)	0.02	0.15	0.09	0.00
Total income from investment operations	0.30	0.63	0.62	0.13
Dividends from net investment income	(0.29)	(0.52)	(0.61)	(0.13)
Distributions from net realized capital gains	(0.01)	(0.04)	0.00	0.00
Total distributions	(0.30)	(0.56)	(0.61)	(0.13)
Net asset value end of period	$10.08	$10.08	$10.01	$10.00
Total return	3.02%	6.45%	6.42%	1.32%
Net assets end of period (000s)	$4,340	$1,683	$37	$3,040
Ratio of expenses to average net assets	0.60	%(e)	0.61%	(c)(d)	0.60%	0.60%	(b)*
Ratio of net investment income to average net assets	2.81%	4.74%	5.27%	5.17%	*
Portfolio turnover rate	60%	94%	281%	N/A

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been
1.42% for the period ended December 31, 1999.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.60%.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been
0.62% for the period ended December 31, 2001.
(e)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been
0.61% for the period ended December 31, 2002.

See accompanying notes

3

Statement of Assets and Liabilities

Short-Term Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$9,203
Cash	7
Foreign currency, at value	19
Receivable for Portfolio shares sold	1
Interest and dividends receivable	62
Unrealized appreciation on swap agreements	1

9,293

Liabilities:
Payable for investments purchased	$2
Written options outstanding	27
Accrued investment advisory fee	2
Accrued administration fee	1
Accrued servicing fee	1
Swap premiums received	22
Unrealized depreciation on swap agreements	5

60

Net Assets	$9,233

Net Assets Consist of:
Paid in capital	$9,192
Undistributed net investment income	6
Accumulated undistributed net realized (loss)	(27)
Net unrealized appreciation	62

$9,233
Net Assets:
Institutional Class	$4,893
Administrative Class	4,340
Shares Issued and Outstanding:
Institutional Class	486
Administrative Class	431
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.08
Administrative Class	10.08
Cost of Investments Owned	$9,181

Cost of Foreign Currency Held	$19

See accompanying notes

4

Statement of Operations

Short-Term Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$267

Total Income	267

Expenses:
Investment advisory fees	19
Administration fees	16
Distribution and/or servicing fees – Administrative Class	5

Total Expenses	40

Net Investment Income	227

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(24)
Net realized (loss) on futures contracts, written options, and swaps	(2)
Net realized gain on foreign currency transactions	1
Net change in unrealized appreciation on investments	7
Net change in unrealized appreciation on futures contracts, written options, and swaps	44
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1)

Net Gain	25

Net Increase in Assets Resulting from Operations	$252

See accompanying notes

5

Statement of Changes in Net Assets

Short-Term Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$227	$227
Net realized gain (loss)	(25)	30
Net change in unrealized appreciation	50	16

Net increase resulting from operations	252	273

Distributions to Shareholders:
From net investment income
Institutional Class	(136)	(195)
Administrative Class	(91)	(32)
From net realized capital gains
Institutional Class	(7)	(15)
Administrative Class	(6)	(5)

Total Distributions	(240)	(247)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	945	480
Administrative Class	3,406	2,158
Issued as reinvestment of distributions
Institutional Class	142	209
Administrative Class	97	38
Cost of shares redeemed
Institutional Class	(290)	(8)
Administrative Class	(855)	(552)

Net increase resulting from Portfolio share transactions	3,445	2,325

Total Increase in Net Assets	3,457	2,351

Net Assets:
Beginning of period	5,776	3,425
End of period*	$9,233	$5,776
*Including net undistributed investment income of:	$6	$12

See accompanying notes

6

Schedule of Investments

Short-Term Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 41.4%
Banking & Finance 14.6%
Bear Stearns Cos., Inc.
1.790% due 09/21/2004 (a)	$100	$100
CIT Group, Inc.
5.500% due 02/15/2004	130	133
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	200	219
Ford Motor Credit Co.
1.700% due 06/20/2003 (a)	100	99
2.220% due 03/08/2004 (a)	100	97
General Motors Acceptance Corp.
1.857% due 08/18/2003 (a)	104	103
2.105% due 05/17/2004 (a)	100	98
Household Finance Corp.
1.970% due 08/07/2003 (a)	100	100
Merrill Lynch & Co., Inc.
1.720% due 05/21/2004 (a)	105	105
National Rural Utilities Cooperative Finance Corp.
2.830% due 04/26/2004 (a)	100	100
5.250% due 07/15/2004	100	104
US Bank National Association
1.470% due 11/14/2003 (a)	90	90

		1,348

Industrials 17.8%
Appalachian Power Co.
2.460% due 08/20/2003 (a)	90	90
DaimlerChrysler North America Holding Corp.
2.120% due 08/01/2003 (a)	200	200
HCA, Inc.
6.730% due 07/15/2045	50	51
Ingersoll-Rand Co.
5.750% due 02/14/2003	100	100
Kinder Morgan, Inc.
6.450% due 03/01/2003	100	101
Kroger Co.
7.150% due 03/01/2003	100	101
Martin Marietta Corp.
6.500% due 04/15/2003	80	81
Nabisco, Inc.
6.125% due 02/01/2033	100	100
Norfolk Southern Corp.
7.875% due 02/15/2004	100	107
Occidental Petroleum Corp.
6.400% due 04/01/2003 (a)	90	91
Park Place Entertainment Corp.
7.950% due 08/01/2003	50	51
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	100	101
Safeway, Inc.
6.050% due 11/15/2003	60	62
TCI Communications, Inc.
8.250% due 01/15/2003	150	150
Time Warner, Inc.
7.975% due 08/15/2004	100	105
Weyerhaeuser Co.
2.535% due 09/15/2003 (a)	150	150

		1,641

Utilities 9.0%
ALLETE, Inc.
2.690% due 10/20/2003 (a)	100	100
British Telecom PLC
2.705% due 12/15/2003 (a)	100	101
Commonwealth Edison Co.
2.423% due 09/30/2003 (a)	100	100
Entergy Mississippi, Inc.
7.750% due 02/15/2003	100	101
Florida Power Corp.
6.000% due 07/01/2003	50	51
France Telecom S.A.
4.576% due 03/14/2003 (a)	100	100
Niagara Mohawk Power Co.
7.375% due 07/01/2003	76	77
Public Service Co. of Colorado
6.000% due 04/15/2003	50	50
Sprint Capital Corp.
5.700% due 11/15/2003	150	149

		829

Total Corporate Bonds & Notes (Cost $3,794)		3,818

US GOVERNMENT AGENCIES 8.7%
Fannie Mae
3.300% due 02/25/2004	200	200
3.500% due 05/21/2004	200	202
Freddie Mac
4.500% due 04/15/2005	200	202
3.875% due 06/27/2005	100	101
4.000% due 05/16/2006	100	101

Total US Government Agencies (Cost $807)		806

MORTGAGE-BACKED SECURITIES 21.7%
Collateralized Mortgage Obligations 16.9%
Bank of America Mortgage Securities, Inc.
6.344% due 07/25/2032 (a)	130	133
5.808% due 10/20/2032 (a)	84	84
Bear Stearns Adjustable Rate Mortgage Trust
6.226% due 01/25/2032 (a)	32	32
Countrywide Home Loans, Inc.
5.006% due 09/19/2032 (a)	73	74
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	271	268
5.747% due 05/25/2032 (a)	75	77
First Republic Mortgage Loan Trust
1.720% due 08/15/2032 (a)	99	99
Freddie Mac
5.500% due 08/15/2004	30	30
6.500% due 04/15/2021	136	137
5.625% due 07/15/2028	92	95
5.750% due 06/15/2029	86	88
5.750% due 05/15/2031	91	93
Structured Asset Mortgage Investments, Inc.
1.750% due 09/19/2032 (a)	98	98
Washington Mutual Mortgage Securities Corp.
5.780% due 02/25/2031	172	177
5.239% due 10/25/2032 (a)	71	74

		1,559

Freddie Mac 2.0%
9.500% due 12/01/2019	162	181

Government National Mortgage Association 2.8%
5.000% due 02/20/2032 (a)	252	258

Total Mortgage-Backed Securities (Cost $1,991)		1,998

ASSET-BACKED SECURITIES 3.7%
Bear Stearns Asset-Backed Securities, Inc.
1.710% due 10/25/2032 (a)	41	41
Contimortgage Home Equity Loan Trust
1.600% due 04/15/2029 (a)	124	123
First Franklin Mortgage Loan Trust Asset-Backed Certificates
1.770% due 09/25/2032 (a)	95	94
Irwin Whole Loan Home Equity Trust
1.690% due 07/25/2032 (a)	85	85

Total Asset-Backed Securities (Cost $343)		343

SOVEREIGN ISSUES 0.7%
Republic of Brazil
2.562% due 04/15/2006 (a)	84	67

Total Sovereign Issues (Cost $75)		67

See accompanying notes

7

	Principal Amount (000s)	Value (000s)

PURCHASED CALL OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 99.250 Exp. 03/17/2003	$2,000	$0

Total Purchased Call Options (Cost $0)		0

SHORT-TERM INSTRUMENTS 23.5%
Commercial Paper 20.5%
ABN AMRO Mortgage Corp.
1.750% due 02/10/2003	100	100
Anz Delaware, Inc.
1.310% due 03/06/2003	300	299
Danske Corp.
1.320% due 02/19/2003	200	200
1.320% due 03/20/2003	200	199
Eksportfinans ASA
1.300% due 02/21/2003	400	399
Fannie Mae
1.240% due 02/12/2003 (b)	50	50
HBOS Treasury Services PLC
1.345% due 03/11/2003	450	449
UBS Finance LLC
1.310% due 02/19/2003	200	200

		1,896

Repurchase Agreement 2.2%
State Street Bank
1.050% due 01/02/2003	200	200

(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 01/30/2004 valued at $208. Repurchase proceeds are $200.)
US Treasury Bills 0.8%
1.195% due 02/13/2003-02/20/2003 (b)(c)	75	75

Total Short-term Instruments (Cost $2,171)		2,171

Total Investments 99.7% (Cost $9,181)		$9,203
Written Options (d) (0.3%) (Premiums $37)		(27)
Other Assets and Liabilities (Net) 0.6%		57

Net Assets 100.0%		$9,233

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Securities with an aggregate market value of $125 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 96.750 (03/2003)	24	$11
Euribor Purchased Put Options Strike @ 95.500 (03/2003)	45	(1)
Euribor Written Put Options Strike @ 96.500 (12/2003)	21	15
Eurodollar June Futures (06/2003)	4	28
Eurodollar December Futures (12/2003)	6	(17)

		$36

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	140,000	$3	$2
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.000 Exp. 01/07/2005	140,000	3	7
Put - CME Eurodollar March Futures
Strike @ 96.750 Exp. 03/17/2003	7	7	0
Call - CME Eurodollar June Futures
Strike @ 98.750 Exp. 06/16/2003	12	4	4
Call - CME Eurodollar December Futures
Strike @ 98.500 Exp. 12/15/2003	13	4	9
Put - CME Eurodollar December Futures
Strike @ 97.000 Exp. 12/15/2003	17	16	5

		$37	$27

(e)	Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	EC	34	02/2003	$0	$(2)	$(2)

(f)	Principal amount denoted in indicated currency:

EC – Euro

See accompanying notes

8

(g)	Swap agreements outstanding at December 31, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.410% and the Portfolio
will pay to the counterparty at par in the event of default
of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co.

Exp. 06/07/2004	$100	$0
Receive a fixed rate equal to 0.360% and the Portfolio
will pay to the counterparty at par in the event of default
of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: ABN AMRO Bank N.V.
Exp. 07/11/2003	50	0
Pay a fixed rate equal to 0.880% and the Portfolio will receive from the counterparty at par in the event of default of Republic of Bulgaria 2.813% due 07/28/2011. Counterparty: Goldman Sachs & Co.

Exp. 04/15/2003	30	0
Receive a fixed rate equal to 1.450% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.813% due 07/28/2011. Counterparty: Goldman Sachs & Co.

Exp. 04/15/2004	30	1
Receive a fixed rate equal to 1.300% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011. Counterparty: Goldman Sachs & Co.

Exp. 04/15/2003	30	0
Receive a fixed rate equal to 0.950% and the Portfolio will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009. Counterparty: Goldman Sachs & Co.

Exp. 04/15/2003	30	0
Receive a fixed rate equal to 0.750% and the Portfolio
will pay to the counterparty at par in the event of default
of United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc.

Exp. 12/16/2003	90	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%. Counterparty: Morgan Stanley Dean Witter & Co.

Exp. 06/18/2005	800	(5)

		$(4)

See accompanying notes

9

Notes to Financial Statements

December 31, 2002

1.      Organization

           The Short-term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2.      Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securitieswith similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. The accounting records of the Portfolio are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into US dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

10

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or US Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

11

          Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.      Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors LP), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

12

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America LP, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Short-term Portfolio	0.45%	0.60%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.      Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	US Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Short-term Portfolio	$2,000	$412	$12,981	$10,355

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Short-term Portfolio

Premium

Balance at 12/31/2001	$0
Sales	79
Closing Buys	(41)
Expirations	(1)
Exercised	0

Balance at 12/31/2002	$37

13

6.      Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Appreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)

Short-Term Portfolio	$8	$26	$17	$(2)	$0	$(30)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, foreign currency transactions.

(2)	Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

(3)	Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Short-Term Portfolio	$9,181	$45	$(23)	$22

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital

Short-Term Portfolio	$235	$5	$0

(4)	Includes short-term capital gains

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Short-Term Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	95	$945	48	$480
Administrative Class	339	3,406	214	2,158
Issued as reinvestment of distributions
Institutional Class	14	142	21	209
Administrative Class	10	97	4	38
Cost of shares redeemed
Institutional Class	(29)	(290)	(1)	(8)
Administrative Class	(85)	(855)	(55)	(552)

Net increase resulting from Portfolio share transactions	344	$3,445	231	$2,325

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Short-Term Portfolio
Institutional Class	2	95
Administrative Class	4	92
14

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Short-Term Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Short-term Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

15

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Address, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

16

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57)	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

17

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO A DVISORSD ISTRIBUTORSLLC, member NASD

840 NEWPORT CENTER DRIVE , SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM.

P I M C O
PIMCO VARIABLE INSURANCE TRUST
TOTAL RETURN PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Total Return Portfolio (Administrative Class)	2	7-11

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Total Return Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	3.6 years	$1.2 billion

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	12/31/1997	William H. Gross
Primarily intermediate maturity fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	3 Years*	5 Years*	Since Inception*
Total Return Portfolio Administrative Class	9.07%	9.20%	7.05%	7.05%
Lehman Brothers Aggregate Bond Index	10.26%	10.10%	7.55%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*               QUALITY BREAKDOWN*

*% of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/1998, the first full month following the Portfolio’s Administrative Class inception on 12/31/1997, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio Administrative Class Shares returned 9.07% for the year ended December 31, 2002. Its benchmark, the Lehman Brothers Aggregate Bond Index, returned 10.26% for the period.

•

Portfolio duration was slightly above the benchmark through part of the period and had a positive effect on relative performance. An emphasis on intermediate maturity securities was positive for returns as rates fell most in these maturities.

•	The Portfolio benefited from being generally overweight in mortgages, which provided a high quality source of additional yield.

•	Corporate security selection hurt returns as accounting concerns caused investors to sell corporate bonds.

•	Euro-zone holdings were a negative for performance; however a modest euro position rallied strongly and benefited performance.

•	A small, high quality emerging markets exposure was a negative for performance as political uncertainty in Latin America and investor flight from risk hurt performance.

2

Financial Highlights

Total Return Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001		12/31/2000		12/31/1999		12/31/1998

Net asset value beginning of period	$9.89		$9.77		$9.45		$10.09		$10.00
Net investment income (a)	0.41		0.45		0.62		0.58		0.56
Net realized/unrealized gain (loss) on investments (a)	0.47		0.35		0.30		(0.64)		0.28
Total income (loss) from investment operations	0.88		0.80		0.92		(0.06)		0.84
Dividends from net investment income	(0.41)		(0.49)		(0.60)		(0.58)		(0.56)
Distributions from net realized capital gains	(0.13)		(0.19)		0.00		0.00		(0.19)
Total distributions	(0.54)		(0.68)		(0.60)		(0.58)		(0.75)
Net asset value end of period	$10.23		$9.89		$9.77		$9.45		$10.09
Total return	9.07%		8.37%		10.15%		(0.58)%		8.61%
Net assets end of period (000s)	$1,161,299		$332,823		$55,533		$3,877		$3,259
Ratio of expenses to average net assets	0.65	%(e)	0.65	%(d)	0.65	%(c)	0.65	%(b)	0.65%
Ratio of net investment income to average net assets	4.08%		4.55%		6.46%		5.96%		5.55%
Portfolio turnover rate	222%		217%		415%		102%		139%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.
(e)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2002.

See accompanying notes

3

Statement of Assets and Liabilities

Total Return Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$1,264,234
Cash	304
Foreign currency, at value	8,672
Receivable for investments sold	30,698
Unrealized appreciation on forward foreign currency contracts	466
Receivable for Portfolio shares sold	31,013
Interest and dividends receivable	7,904
Variation margin receivable	31
Swap premiums paid	66
Unrealized appreciation on swap agreements	140
Other assets	1

1,343,529

Liabilities:
Payable for investments purchased	$125,938
Unrealized depreciation on forward foreign currency contracts	94
Payable for financing transactions	3,915
Written options outstanding	2,580
Payable for Portfolio shares redeemed	105
Dividends payable	816
Accrued investment advisory fee	239
Accrued administration fee	239
Accrued servicing fee	128
Variation margin payable	91
Swap premiums received	529
Unrealized depreciation on swap agreements	996
Other liabilities	12
135,682

Net Assets	$1,207,847

Net Assets Consist of:
Paid in capital	$1,183,546
Undistributed net investment income	5,440
Accumulated undistributed net realized gain	156
Net unrealized appreciation	18,705

$1,207,847

Net Assets:
Institutional Class	$46,548
Administrative Class	1,161,299
Shares Issued and Outstanding:
Institutional Class	4,549
Administrative Class	113,502
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.23
Administrative Class	10.23
Cost of Investments Owned	$1,249,171

Cost of Foreign Currency Held	$8,418

See accompanying notes

4

Statement of Operations

Total Return Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$34,268
Miscellaneous income	4

Total Income	34,272

Expenses:
Investment advisory fees	1,808
Administration fees	1,808
Distribution and/or servicing fees - Administrative Class	1,029
Trustees’ fees	40
Organization Costs	1

Total Expenses	4,686
Reimbursement by Manager	(5)

Net Expenses	4,681

Net Investment Income	29,591

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	5,531
Net realized gain on futures contracts, written options, and swaps	14,182
Net realized gain on foreign currency transactions	2,220
Net change in unrealized appreciation on investments	15,395
Net change in unrealized appreciation on futures contracts, options, and swaps	1,620
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	120
Net Gain	39,068

Net Increase in Assets Resulting from Operations	$68,659

See accompanying notes

5

Statements of Changes in Net Assets

Total Return Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$29,591	$9,528
Net realized gain	21,933	4,347
Net change in unrealized appreciation	17,135	651

Net increase resulting from operations	68,659	14,526

Distributions to Shareholders:
From net investment income
Institutional Class	(1,571)	(1,561)
Administrative Class	(28,021)	(7,971)
From net realized capital gains
Institutional Class	(558)	(666)
Administrative Class	(13,143)	(6,502)

Total Distributions	(43,293)	(16,700)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	18,993	38,223
Administrative Class	946,200	328,425
Issued as reinvestment of distributions
Institutional Class	2,129	2,227
Administrative Class	37,015	14,473
Cost of shares redeemed
Institutional Class	(11,077)	(6,077)
Administrative Class	(178,833)	(63,201)

Net increase resulting from Portfolio share transactions	814,427	314,070

Total Increase in Net Assets	839,793	311,896

Net Assets:
Beginning of period	368,054	56,158
End of period*	$1,207,847	$368,054
*Including net undistributed investment income of:	$5,440	$550

See accompanying notes

6

Schedule of Investments

Total Return Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 14.4%
Banking & Finance 4.0%
Atlas Reinsurance PLC
4.135% due 01/07/2005 (a)	$1,000	$1,007
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	700	736
Bear Stearns Cos., Inc.
1.695% due 12/01/2003 (a)	2,000	2,002
CIT Group, Inc.
2.210% due 04/07/2003 (a)	1,300	1,300
Citigroup, Inc.
5.625% due 08/27/2012	5,000	5,267
Credit Suisse First Boston USA, Inc.
4.625% due 01/15/2008	1,300	1,319
DaimlerChrysler Financial Services North America LLC
1.580% due 03/10/2003 (a)	100	100
1.540% due 06/17/2003 (a)	300	299
1.540% due 06/18/2003 (a)	700	699
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	1,000	1,159
Ford Motor Credit Co.
1.920% due 06/23/2003 (a)	350	348
Gemstone Investors Ltd.
7.710% due 10/31/2004	700	538
General Electric Capital Corp.
6.125% due 02/22/2011	2,700	2,929
5.450% due 01/15/2013	2,600	2,706
General Motors Acceptance Corp.
2.115% due 07/21/2003 (a)	500	496
2.016% due 08/04/2003 (a)	1,900	1,884
1.857% due 08/18/2003 (a)	1,600	1,584
2.250% due 03/22/2004 (a)	1,500	1,477
2.486% due 05/04/2004 (a)	2,500	2,450
2.095% due 05/10/2004 (a)	500	489
2.105% due 05/17/2004 (a)	700	686
2.270% due 07/20/2004 (a)	500	485
2.190% due 07/21/2004 (a)	200	194
2.177% due 07/30/2004 (a)	600	581
8.000% due 11/01/2031	1,300	1,311
Goldman Sachs Group, Inc.
6.600% due 01/15/2012	2,800	3,099
Household Finance Corp.
1.770% due 05/28/2004 (a)	500	494
Morgan Stanley TRACERS
3.928% due 09/15/2011 (a)	3,104	3,480
Pemex Finance Ltd.
5.720% due 11/15/2003	50	51
Pemex Project Funding Master Trust
8.000% due 11/15/2011	100	108
PNC Funding Corp.
6.125% due 09/01/2003	100	103
Popular North America, Inc.
6.625% due 01/15/2004	500	521
Premium Asset Trust
1.755% due 11/27/2004 (a)	100	100
1.795% due 09/08/2007 (a)	100	100
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	424
Residential Reinsurance Ltd.
6.415% due 06/01/2004 (a)	100	102
Studio Re Ltd.
6.500% due 07/07/2006 (a)	1,300	1,300
Verizon Global Funding Corp.
6.125% due 06/15/2007	3,700	4,064
Wachovia Corp.
4.950% due 11/01/2006	1,000	1,068
Western Capital
6.910% due 01/07/2003 (a)	1,300	1,300

		48,360

Industrials 4.4%
Amerada Hess Corp.
6.650% due 08/15/2011	2,000	2,188
American Airlines, Inc.
7.858% due 10/01/2011	700	679
AOL Time Warner, Inc.
7.625% due 04/15/2031	$8,600	$8,870
7.700% due 05/01/2032	3,300	3,447
Continental Airlines, Inc.
7.256% due 03/15/2020	428	375
DaimlerChrysler North America Holding Corp.
7.750% due 05/27/2003	200	204
1.650% due 08/21/2003 (a)	2,300	2,295
8.500% due 01/18/2031	4,000	4,938
Ford Motor Co.
7.450% due 07/16/2031	1,300	1,134
International Paper Co.
3.160% due 06/20/2004 (a)	2,250	2,223
ITT Corp.
6.750% due 11/15/2005	250	250
Kerr-McGee Corp.
2.548% due 06/28/2004 (a)	300	300
Lyondell Chemical Co.
9.500% due 12/15/2008	900	842
Northwest Airlines, Inc.
6.841% due 04/01/2011	3,300	3,171
Qwest Corp.
7.625% due 06/09/2003	1,800	1,773
Singapore Telecommunications Ltd.
7.375% due 12/01/2031	1,700	1,867
TRW, Inc.
6.625% due 06/01/2004	250	260
Tyco International Group S.A.
6.750% due 02/15/2011	157	149
United Airlines, Inc.
2.117% due 12/02/2002 (a)	1,365	956
8.030% due 07/01/2011 (b)	465	166
6.071% due 03/01/2013	6,920	5,393
Walt Disney Co.
4.500% due 09/15/2004	4,300	4,410
Waste Management, Inc.
6.375% due 11/15/2012	2,600	2,680
Weyerhaeuser Co.
7.950% due 03/15/2025	900	1,050
Williams Cos., Inc.
7.875% due 09/01/2021	5,500	3,493

		53,113

Utilities 6.0%
ALLETE, Inc.
2.690% due 10/20/2003 (a)	100	100
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	100	101
British Telecom PLC
2.705% due 12/15/2003 (a)	1,900	1,912
8.125% due 12/15/2010	100	120
DTE Energy Co.
7.110% due 11/15/2038 (a)	500	511
El Paso Corp.
6.750% due 05/15/2009	6,000	4,146
7.875% due 06/15/2012	8,600	6,031
7.800% due 08/01/2031	1,500	932
7.750% due 01/15/2032	300	186
Entergy Gulf States, Inc.
8.250% due 04/01/2004	5,500	5,833
3.197% due 09/01/2004 (a)	3,400	3,394
6.000% due 12/01/2012	6,500	6,615
France Telecom S.A.
4.576% due 03/14/2003 (a)	4,800	4,802
2.385% due 07/16/2003 (a)	200	200
9.250% due 03/01/2011	200	232
10.000% due 03/01/2031	900	1,099
Oncor Electric Delivery Co.
6.375% due 01/15/2015	5,500	5,625
Pacific Gas & Electric Co.
7.575% due 10/31/2049 (a)(b)	400	382
Philadelphia Electric
6.500% due 05/01/2003	100	101
PSE&G Power LLC
7.750% due 04/15/2011	5,700	6,057

See accompanying notes

7

	Principal Amount (000s)	Value (000s)

Sprint Capital Corp.
6.000% due 01/15/2007	$100	$95
6.125% due 11/15/2008	900	820
7.625% due 01/30/2011	5,200	4,949
8.375% due 03/15/2012	3,200	3,190
8.750% due 03/15/2032	14,000	13,341
Telekomunikacja Polska S.A.
7.125% due 12/10/2003	100	100
Verizon Florida, Inc.
6.125% due 01/15/2013	700	752
Vodafone Group PLC
6.250% due 11/30/2032	300	301

		71,927

Total Corporate Bonds & Notes (Cost $175,126)		173,400

MUNICIPAL BONDS & NOTES 0.7%
Massachusetts 0.1%
Massachusetts State Water Reserve Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2032	1,000	1,011

New York 0.1%
New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
8.950% due 06/15/2023 (a)	850	921

North Carolina 0.2%
Durham County, North Carolina General Obligation Revenue Bonds, Series 2002
8.690% due 04/01/2021 (a)	2,733	2,971

Wisconsin 0.3%
Badger Asset Securitization Corporate Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,700

Total Municipal Bonds & Notes (Cost $8,232)		8,603

U.S. GOVERNMENT AGENCIES 1.9%
Freddie Mac
6.250% due 07/15/2032	200	227
Small Business Administration
7.449% due 08/01/2010	90	102
6.344% due 08/01/2011	2,544	2,773
6.030% due 02/10/2012	14,732	15,810
7.500% due 04/01/2017	3,352	3,843
6.290% due 01/01/2021	366	406

Total U.S. Government Agencies (Cost $21,399)		23,161

U.S. TREASURY OBLIGATIONS 12.6%
Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007 (c)	458	496
4.250% due 01/15/2010	862	983
3.375% due 01/15/2012	2,042	2,233
3.000% due 07/15/2012	807	858
3.875% due 04/15/2029	61,756	75,535
U.S. Treasury Bonds
7.250% due 05/15/2016	1,900	2,434
7.500% due 11/15/2016	30,600	40,026
8.750% due 05/15/2017	6,100	8,821
8.875% due 08/15/2017	6,100	8,917
U.S. Treasury Strips
0.000% due 11/15/2016	1,900	964
0.000% due 05/15/2017	2,300	1,136
0.000% due 05/15/2017	6,300	3,102
0.000% due 02/15/2027	22,100	6,199

Total U.S. Treasury Obligations (Cost $148,039)		151,704

MORTGAGE-BACKED SECURITIES 49.0%
Collateralized Mortgage Obligations 10.9%
Aurora Loan Services
2.080% due 05/25/2030 (a)	$536	$539
Bank of America Mortgage Securities, Inc.
1.000% due 10/20/2032 (a)	4,436	4,475
Bear Stearns Adjustable Rate Mortgage Trust
6.750% due 03/25/2028	3,000	3,082
4.866% due 11/25/2030 (a)	45	47
6.516% due 10/25/2031 (a)	640	645
6.634% due 11/25/2031 (a)	775	790
6.226% due 01/25/2032 (a)	1,079	1,088
6.073% due 02/25/2032 (a)	278	280
6.148% due 02/25/2032 (a)	510	519
5.431% due 10/25/2032 (a)	955	976
5.381% due 01/25/2033 (a)	6,300	6,426
5.681% due 01/25/2033 (a)	2,400	2,437
Cendant Mortgage Corp.
2.030% due 08/25/2030 (a)	332	333
Chase Mortgage Finance Corp.
6.213% due 07/25/2032 (a)	1,368	1,395
Countrywide Home Loans, Inc.
6.500% due 08/25/2032 (a)	975	990
Credit-Based Asset Servicing & Securitization LLC
1.790% due 09/25/2029 (a)	247	247
CS First Boston Mortgage Securities Corp.
6.750% due 12/27/2028	100	106
1.770% due 08/25/2031 (a)	2,409	2,396
6.251% due 04/25/2032 (a)	861	884
6.170% due 06/25/2032 (a)	10,650	10,930
5.776% due 10/25/2032 (a)	4,047	4,128
Fannie Mae
5.000% due 04/25/2023 (a)	193	194
7.000% due 04/25/2023	11,781	12,800
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	377	387
First Nationwide Trust
7.750% due 07/25/2030	902	907
6.750% due 08/21/2031	889	915
Freddie Mac
7.500% due 11/15/2016	231	237
6.250% due 08/25/2022	6,641	6,919
7.000% due 06/15/2023	9,704	10,385
8.500% due 08/01/2024	96	104
6.500% due 04/15/2029	634	668
7.500% due 07/15/2030	300	319
1.920% due 09/15/2030 (a)	332	334
1.870% due 11/15/2030 (a)	506	507
GMAC Commercial Mortgage Securities, Inc.
2.459% due 09/11/2006 (a)	1,000	960
Government National Mortgage Association
7.500% due 11/20/2029	504	541
1.820% due 06/20/2030 (a)	43	43
1.920% due 09/20/2030 (a)	355	357
GSR Mortgage Loan Trust
2.882% due 10/25/2032 (a)	2,641	2,655
G-Wing Ltd.
4.302% due 05/06/2004 (a)	1,800	1,780
Indymac Adjustable Rate Mortgage Trust
6.432% due 01/25/2032 (a)	277	283
Morgan Stanley Dean Witter Capital I
1.722% due 07/11/2011 (a)	1,272	1,267
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	509	514
7.500% due 02/25/2031	144	147
Resecuritization Mortgage Trust
6.500% due 04/19/2029	203	207
Residential Asset Securitization Trust
7.130% due 07/25/2031	3,400	3,628
Residential Funding Mortgage Securities I, Inc.
6.500% due 12/25/2023	8,014	8,223
5.683% due 09/25/2032 (a)	2,292	2,359
Salomon Brothers Mortgage Securities VII, Inc.
7.601% due 11/25/2030	15	15

See accompanying notes

8

	Principal Amount (000s)		Value (000s)

Small Business Administration
8.017% due 02/10/2010		$711	$831
Structured Asset Mortgage Investments, Inc.
1.750% due 09/19/2032 (a)		1,378	1,373
Structured Asset Securities Corp.
7.000% due 02/25/2016		124	127
1.830% due 06/25/2017 (a)		7,117	7,127
1.830% due 05/25/2031 (a)		323	323
5.800% due 09/25/2031		474	481
6.500% due 09/25/2031 (a)		411	424
6.268% due 02/25/2032 (a)		789	798
6.150% due 07/25/2032 (a)		1,092	1,112
1.670% due 01/25/2033 (a)		1,399	1,394
Superannuation Members Home Loans Global Fund
1.665% due 06/15/2026 (a)		518	518
TMA Mortgage Funding Trust
1.800% due 01/25/2029 (a)		846	846
Torrens Trust
1.680% due 07/15/2031 (a)		1,603	1,600
Washington Mutual Mortgage Securities Corp.
5.240% due 10/25/2032 (a)		7,052	7,267
Washington Mutual, Inc.
6.398% due 10/19/2039		5,182	5,235
4.514% due 01/25/2041 (a)		75	75
Wells Fargo Mortgage-Backed Securities Trust
6.581% due 10/25/2031 (a)		584	590
5.218% due 09/25/2032 (a)		1,674	1,699

			132,188

Fannie Mae 30.5%
3.580% due 09/01/2040 (a)		431	438
4.265% due 11/01/2025 (a)		8	8
4.525% due 11/01/2035 (a)		921	947
4.549% due 10/01/2032 (a)		4,686	4,817
5.500% due 07/01/2016-01/21/2018 (d)		184,884	191,891
6.000% due 03/01/2016-01/21/2018 (d)		150,900	157,918
6.500% due 06/01/2029-07/01/2032 (d)		2,139	2,229
6.587% due 09/01/2039 (a)		1,239	1,301
6.500% due 07/01/2032		8,044	8,382

			367,931

Federal Housing Administration 0.1%
7.430% due 01/25/2023		537	561

Freddie Mac 0.7%
4.540% due 01/01/2028 (a)		13	13
4.690% due 07/01/2027 (a)		13	13
6.000% due 07/01/2016-09/01/2016 (d)		8,299	8,692
7.850% due 07/01/2030 (a)		26	27

			8,745

Government National Mortgage Association 6.8%
4.500% due 05/20/2030-02/20/2032 (a)(d)		5,911	6,040
5.000% due 07/20/2030 (a)		97	100
5.375% due 04/20/2026-02/20/2027 (a)(d)		596	613
6.000% due 10/20/2029-11/20/2029 (a)(d)		2,074	2,125
6.500% due 02/15/2029-08/15/2032 (d)		15,704	16,499
7.000% due 11/15/2026-06/15/2032 (d)		53,354	56,594
7.500% due 07/15/2029		37	39

			82,010

Total Mortgage-Backed Securities (Cost $580,753)			591,435

ASSET-BACKED SECURITIES 2.6%
Ace Securities Corp.
1.720% due 06/25/2032 (a)		1,280	1,278
Ameriquest Mortgage Securities, Inc.
1.740% due 06/15/2030 (a)		18	18
1.720% due 07/15/2030 (a)		68	68
Amortizing Residential Collateral Trust
1.650% due 06/25/2032 (a)		5,931	5,929
Bayview Financial Acquisition Trust
1.810% due 07/25/2030 (a)		48	47
1.780% due 04/25/2031 (a)		177	188
1.700% due 07/25/2031 (a)		121	120
CDC Mortgage Capital Trust
1.670% due 01/25/2033 (a)		$6,914	$6,895
Conseco Finance Corp.
1.790% due 10/15/2031 (a)		400	397
Conseco Finance Securitizations Corp.
3.220% due 09/01/2023		2,634	2,645
Conseco Private Label Credit Card Master Note Trust
1.700% due 12/15/2008 (a)		1,000	951
Conseco Recreational Enthusiast Consumer Trust
7.562% due 10/15/2007		13	13
CS First Boston Mortgage Securities Corp.
1.680% due 12/15/2030 (a)		287	287
EMC Mortgage Loan Trust
2.200% due 05/25/2040 (a)		3,498	3,492
GRMT II Mortgage Loan Trust
1.638% due 06/20/2032 (a)		161	161
Household Mortgage Loan Trust
1.688% due 05/20/2032 (a)		1,246	1,246
Irwin Home Equity Loan Trust
1.755% due 06/25/2021 (a)		25	25
1.670% due 06/25/2029 (a)		1,122	1,120
Morgan Stanley Dean Witter Capital I
1.710% due 07/25/2032 (a)		2,648	2,642
Salomon Brothers Mortgage Securities VII, Inc.
1.820% due 09/25/2029 (a)		368	368
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013		3,953	3,988

Total Asset-Backed Securities (Cost $31,909)			31,878

SOVEREIGN ISSUES 3.1%
Province of Quebec
7.500% due 09/15/2029		75	94
Republic of Brazil
2.562% due 04/15/2006 (a)		2,688	2,150
11.500% due 03/12/2008		2,300	1,754
11.000% due 01/11/2012		2,300	1,535
8.000% due 04/15/2014		1,231	810
11.000% due 08/17/2040		2,600	1,622
Republic of Panama
9.625% due 02/08/2011		800	876
9.375% due 01/16/2023		330	341
Republic of Peru
9.125% due 02/21/2012		500	489
Republic of South Africa
9.125% due 05/19/2009		500	597
United Mexican States
9.875% due 02/01/2010		100	122
8.375% due 01/14/2011		300	339
11.375% due 09/15/2016		5,100	6,834
6.250% due 12/31/2019		1,600	1,578
8.300% due 08/15/2031		17,700	18,718

Total Sovereign Issues (Cost $38,141)			37,859

FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 0.6%
Republic of Germany
6.500% due 07/04/2027 (e)	EC	1,600	2,073
5.625% due 01/04/2028 (e)		1,600	1,868
4.750% due 07/04/2028		1,000	1,035
6.250% due 01/04/2030		1,500	1,902

Total Foreign Currency-Denominated Issues (Cost $6,270)			6,878

See accompanying notes

9

	Principal Amount (000s)	Value (000s)

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 96.000 Exp. 03/17/2003	$760,000	$5

Total Purchased Put Options (Cost $7)		5

CONVERTIBLE BONDS & NOTES 0.2%
Banking & Finance 0.2%
Verizon Global Funding Corp.
5.750% due 04/01/2003	2,000	2,027

Total Convertible Bonds & Notes (Cost $2,007)		2,027

SHORT-TERM INSTRUMENTS 19.6%
Commercial Paper 18.6%
ABN AMRO North America, Inc.
1.320% due 02/10/2003	2,500	2,496
AT&T Corp.
3.605% due 04/18/2003	6,500	6,502
CDC
1.310% due 02/03/2003	48,000	47,942
Danske Corp.
1.320% due 02/19/2003	10,000	9,982
1.310% due 03/12/2003	10,000	9,974
1.320% due 03/12/2003	3,000	2,992
1.310% due 03/18/2003	9,000	8,975
1.310% due 03/20/2003	15,000	14,958
Eksportfinanans ASA
1.250% due 01/02/2003	10,000	10,000
1.300% due 03/05/2003	22,000	21,949
Fannie Mae
1.240% due 02/12/2003 (c)	1,620	1,618
HBOS Treasury Services PLC
1.330% due 02/11/2003	4,150	4,144
1.350% due 02/12/2003	6,750	6,740
1.345% due 03/06/2003	4,800	4,789
1.335% due 03/18/2003	13,000	12,964
Lloyds TSB Bank PLC
1.305% due 03/26/2003	1,500	1,495
Royal Bank of Scotland
1.310% due 02/27/2003	14,000	13,971
UBS Finance, Inc.
1.320% due 02/18/2003	18,250	18,219
1.320% due 02/20/2003	3,500	3,494
1.320% due 03/05/2003	20,000	19,953
Westpac Capital Corp.
1.340% due 03/25/2003	2,000	1,994

		225,151

Repurchase Agreement 0.5%
State Street Bank
1.050% due 01/02/2003	6,087	6,087

(Dated 12/31/2002. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $6,211. Repurchase proceeds are $6,087)
U.S. Treasury Bills 0.5%
1.180% due 02/13/2003-02/20/2003 (c)(d)	6,055	6,046

Total Short-Term Instruments (Cost $237,288)		237,284

Total Investments 104.7% (Cost $1,249,171)		$1,264,234
Written Options (g) (0.2%) (Premiums $2,008)		(2,580)
Other Assets and Liabilities (Net) (4.5%)		(53,807)

Net Assets 100.0%		$1,207,847

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Security is in default.

(c)	Securities with an aggregate market value of $5,411 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl Written Call Options Strike @ 110.000 (03/2003)	91	$(90)
Euro-Bobl Written Put Options Strike @ 108.000 (03/2003)	91	18
Euribor Written Put Options Strike @ 96.500 (12/2003)	61	40
Euribor Written Put Options Strike @ 96.750 (12/2003)	28	20
Euribor Written Put Options Strike @ 96.750 (03/2003)	527	106
Euribor Purchased Put Options Strike @ 95.625 (03/2003)	1,100	(14)
Euribor Written Put Options Strike @ 97.000 (03/2003)	2,947	1,012
Euribor Purchased Put Options Strike @ 95.500 (03/2003)	2,100	(26)
Euribor Written Put Options Strike @ 96.750 (06/2003)	128	48
Euribor March Futures (03/2003)	141	380
Euribor June Futures (06/2003)	48	73
Euribor September Futures (09/2003)	134	55
Euro-Bobl 5 Year Note (03/2003)	588	1,207
Euro-Bund 10 Year Note (03/2003)	189	508
U.S. Treasury 10 Year Note (03/2003)	25	84
U.S. Treasury 30 Year Bond (03/2003)	196	807
Eurodollar June Futures (06/2003)	96	354

		$4,582

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Security, or a portion thereof, subject to financing transaction.

(f)	Principal amount of security is adjusted for inflation.

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.970 Exp. 10/04/2004	6,400,000	$257	$587
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	1,700,000	69	32
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/19/2004	1,700.000	69	157
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.970 Exp. 10/04/2004	6,400,000	257	118
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005	3,900,000	95	262
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005	3,900,000	132	45
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.250 Exp. 05/30/2003	6,100,000	42	71
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.250 Exp. 05/30/2003	6,100,000	43	71
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.250 Exp. 05/30/2003	27,200,000	194	315
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 12/15/2003	5,500,000	58	90
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 07/22/2003	9,800,000	88	142
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 12/16/2003	9,700,000	104	159

See accompanying notes

10

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 08/01/2003	5,200,000	$49	$76
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 06/18/2003	5,100,000	46	69
Call - CME Eurodollar June Futures
Strike @ 98.750 Exp. 06/16/2003	320	104	98
Put - CME Eurodollar June Futures
Strike @ 97.500 Exp. 06/16/2003	165	64	6
Put - CME Eurodollar June Futures
Strike @ 98.000 Exp. 06/16/2003	57	34	5
Put - CBOT U.S. Treasury Note March Futures
Strike @ 109.000 Exp. 02/22/2003	117	99	15
Call - CBOT U.S. Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003	420	204	262

		$2,008	$2,580

(h) Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	EC	1,574	02/2003	$0	$(94)	$(94)
Buy	EC	9,216	02/2003	466	0	466

				$466	$(94)	$372

(i)	Principal amount denoted in indicated currency:

BP – British Pound
EC – Euro
JY – Japanese Yen

(j)	Swap agreements outstanding at December 31, 2002:
Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC
Exp. 03/15/2032	EC	1,800	$42
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co.
Exp. 03/15/2017		4,000	43
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/15/2032		1,500	44
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC
Exp. 03/15/2017		500	6
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 03/15/2032	BP	1,100	(6)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/15/2032		900	3
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co.
Exp. 03/15/2017	BP	1,700	$(6)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 03/15/2017		300	(2)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 03/15/2017		700	(6)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Counterparty: Goldman Sachs & Co.
Exp. 06/18/2007	JY	471,700	(8)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.324%.
Counterparty: Goldman Sachs & Co.
Exp. 09/12/2007		1,200,000	(9)
Receive a fixed rate equal to 1.150% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Counterparty: Goldman Sachs & Co.
Exp. 04/23/2003		$400	0
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merill Lynch & Co., Inc.
Exp. 05/19/2004		1,900	2
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 06/18/2013		5,200	(173)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co.
Exp. 06/18/2013		8,900	(295)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 06/18/2013		7,100	(235)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Merill Lynch & Co., Inc.
Exp. 06/18/2023		2,000	(70)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Lehman Brothers, Inc.
Exp. 06/18/2013		5,600	(186)

			$(856)

See accompanying notes

11

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

13

          Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

14

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Administrative Class	Institutional Class

Total Return Portfolio	0.50%	0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

          Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Total Return Portfolio	$1,848,402	$1,328,850	$373,597	$187,728

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Total Return Portfolio

Premium

Balance at 12/31/2001	$3,668
Sales	5,179
Closing Buys	(732)
Expirations	(6,107)
Exercised	0

Balance at 12/31/2002	$2,008

6.     Reorganization (unaudited)

          On November 15, 2002, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders, the PIMCO Total Return Portfolio (Acquiring Fund) acquired the assets and certain liabilities of the AZOA Fixed Income Fund and AZOA Diversified Assets Fund (Acquired Funds), in an exchange for 1,348,504 shares of the Acquiring Fund. The net assets for each of the Acquired Funds on November 15, 2002 were as follows:

Acquired Fund	Net Assets

AZOA Fixed Income Fund	$8,803,575
AZOA Diversified Assets Fund	$4,951,168

15

7.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral

Total Return Portfolio	$6,675	$1,597	$1,048	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, foreign currency transactions, and straddle loss deferrals.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)

Total Return Portfolio	$1,249,253	$24,417	$(9,436)	$14,981

(2) Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(3)	Long-Term Capital Gains Distributions	Return of Capital

Total Return Portfolio	$40,592	$2,701	$0

(3)	Includes short-term capital gains.

8.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Total Return Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,882	$18,993	3,884	$38,223
Administrative Class	93,895	946,200	32,859	328,425
Issued as reinvestment of distributions
Institutional Class	211	2,129	225	2,227
Administrative Class	3,662	37,015	1,459	14,473
Cost of shares redeemed
Institutional Class	(1,106)	(11,077)	(611)	(6,077)
Administrative Class	(17,705)	(178,833)	(6,353)	(63,201)

Net increase resulting from Portfolio share transactions	80,839	$814,427	31,463	$314,070

          The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Total Return Portfolio
Institutional Class	2	98
Administrative Class	6	77

16

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Total Return Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Total Return Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

17

Management of the Trust Information (Unaudited)

          The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1] Trustees serve until their successors are duly elected and qualified.
* Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

18

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

19

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
REAL RETURN PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Real Return Portfolio (Administrative Class)	2	8

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

     Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that US and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

     A powerful US Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad US bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

     Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the US As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

     On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

     We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Real Return Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum real return, consistent with preservation of real capital and prudent investment management.	6.6 years	$90.7 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	9/30/1999	John B. Brynjolfsson
Primarily inflation-indexed fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	3 Years*	Since Inception*
Real Return Portfolio Administrative Class	17.77%	13.79%	12.63%
Lehman Brothers Global Real: US TIPS Index	16.56%	12.49%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                            QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

     Past performance is no guarantee of future results.  Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio’s Administrative Class inception on 9/30/1999, compared to the Lehman Brothers Global Real: US TIPS Index, an unmanaged market index, formerly the Lehman Brothers Inflation Linked Treasury Index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets. Treasury Inflation Protection Securities (TIPS) are guaranteed by the US government (for timely payment of principal and interest), however, the shares of the Fund are not.

PORTFOLIO INSIGHTS

•	The Real Return Portfolio Administrative Class returned 17.77% for 2002 versus 16.56% for the benchmark Lehman Brothers Global Real: US TIPS Index.

•	The Lehman Index consists of all outstanding Treasury Inflation Protection Securities (TIPS) with remaining maturities of one year or greater.

•	The Portfolio’s effective duration was 6.6 years at December 31, 2002 in contrast with the benchmark’s duration of 5.8 years.

•

Continued signs of weakness in the economy and lower investor risk tolerances arising from corporate malfeasance helped to fuel demand for Treasuries in general, driving real yields lower. Real yields fell significantly in 2002, with yields on TIPS maturing in 10 years falling 1.3% to yield 2.3%.

•

Inflation, which began the year at a 12-month rolling rate of 1.6%, increased during the year to finish at 2.4% helped by higher energy prices fueled by supply concerns and the threat of war with Iraq.

•

The breakeven inflation yield, defined as the yield differential between Treasury yields and TIPS real yields (exclusive of inflation adjustments) for similar maturities, ended the year at 1.6%, essentially the same as it was at the beginning of the year.

•

Performance was aided by above-benchmark duration as real yields fell for most of the year. Real yields rose slightly during the fourth quarter, and above benchmark duration detracted somewhat from the returns.

•	Under-weighting intermediate real return bonds for most of the year detracted from performance as real yields on intermediate real return bonds fell more than yields on longer maturity bonds.

•	Small holdings of high quality corporate bonds detracted from performance as corporate bonds did not perform as well as TIPS for 2002.

•	The Portfolio’s yield was improved through cash-backing strategies, involving combinations of TIPS positions and shorter-duration, high quality corporate and asset-backed debt.

•

Yields on TIPS maturing in 10 years were 2.3% at December 31, 2002. Inflation adjustments, measured by the non-seasonally adjusted CPI-U, are added to TIPS real yields to get inflation-adjusted yields for TIPS.

2

Financial Highlights

Real Return Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001		12/31/2000	09/30/1999- 12/31/1999

Net asset value beginning of period	$10.56		$10.34		$9.80	$10.00
Net investment income (a)	0.48		0.61		0.64	0.20
Net realized/unrealized gain (loss) on investments (a)	1.36		0.38		0.69	(0.20)
Total income from investment operations	1.84		0.99		1.33	0.00
Dividends from net investment income	(0.48)		(0.63)		(0.79)	(0.20)
Distributions from net realized capital gains	(0.02)		(0.14)		0.00	0.00
Total distributions	(0.50)		(0.77)		(0.79)	(0.20)
Net asset value end of period	$11.90		$10.56		$10.34	$9.80
Total return	17.77%		9.63%		14.11%	(0.03	) %
Net assets end of period (000s)	$90,724		$7,406		$448	$3,000
Ratio of expenses to average net assets	0.66	%(d)	0.66	%(c) (d)	0.65%	0.65	%(b) *
Ratio of net investment income to average net assets	4.19%		5.63%		6.69%	7.72	%*
Portfolio turnover rate	87%		58%		18%	23%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92% for the period ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2001.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes

3

Statement of Assets and Liabilities

Real Return Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$166,436
Cash	1
Receivable for investments sold	8,681
Receivable for Portfolio shares sold	308
Interest and dividends receivable	548

175,974

Liabilities:
Payable for financing transactions	$76,275
Payable for short sale	8,756
Payable for Portfolio shares redeemed	46
Accrued investment advisory fee	16
Accrued administration fee	16
Accrued servicing fee	8
Other liabilities	117

85,234

Net Assets	$90,740

Net Assets Consist of:
Paid in capital	$87,018
Undistributed net investment income	162
Accumulated undistributed net realized (loss)	(71)
Net unrealized appreciation	3,631

$90,740

Net Assets:
Institutional Class	$16
Administrative Class	90,724
Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	7,625
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$11.90
Administrative Class	11.90
Cost of Investments Owned	$162,731

See accompanying notes

4

Statement of Operations

Real Return Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$1,540

Total Income	1,540

Expenses:
Investment advisory fees	79
Administration fees	79
Distribution and/or servicing fees - Administrative Class	47
Trustees’ fees	1
Interest expense	5

Total Expenses	211

Net Investment Income	1,329

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	223
Net realized gain on futures contracts	8
Net change in unrealized appreciation on investments	3,526
Net change in unrealized (depreciation) on futures contracts	(2)

Net Gain	3,755

Net Increase in Assets Resulting from Operations	$5,084

See accompanying notes

5

Statements of Changes in Net Assets

Real Return Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$1,329	$284
Net realized gain	231	80
Net change in unrealized appreciation (depreciation)	3,524	(1)

Net increase resulting from operations	5,084	363

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(40)
Administrative Class	(1,328)	(244)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(140)	(90)

Total Distributions	(1,469)	(374)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	88,409	10,191
Issued as reinvestment of distributions
Institutional Class	1	40
Administrative Class	1,468	334
Cost of shares redeemed
Institutional Class	0	(3,436)
Administrative Class	(10,173)	(3,440)

Net increase resulting from Portfolio share transactions	79,705	3,689

Total Increase in Net Assets	83,320	3,678

Net Assets:
Beginning of period	7,420	3,742
End of period*	$90,740	$7,420
*Including net undistributed investment income of:	$162	$2

See accompanying notes

6

Statement of Cash Flows

Real Return Portfolio
December 31, 2002

Amounts in thousands

Increase (Decrease) in Cash from:

Financing Activities:
Sales of Portfolio shares	$88,119
Redemptions of Portfolio shares	(10,156)
Cash distributions paid	0
Proceeds from financing transactions	71,652

Net increase from financing activities	149,615

Operating Activities:
Purchases of long-term securities and foreign currency	(130,116)
Proceeds from sales of long-term securities and foreign currency	39,678
Purchases of short-term securities (net)	(60,395)
Net investment income	1,329
Change in other receivables/payables (net)	(112)

Net (decrease) from operating activities	(149,616)

Net (Decrease) in Cash and Foreign Currency	(1)

Cash and Foreign Currency:
Beginning of period	2
End of period	$1

See accompanying notes

7

Schedule of Investments

Real Return Portfolio
December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 2.6%
Banking & Finance 1.5%
Ford Motor Credit Co.
2.295% due 07/18/2005 (a)	$200	$181
General Motors Acceptance Corp.
2.016% due 08/04/2003 (a)	200	198
Merrill Lynch & Co.
1.950% due 06/24/2003 (a)	200	200
Studio Re Ltd.
6.500% due 07/07/2006 (a)	750	750

		1,329

Industrials 0.6%
Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	514

Utilities 0.5%
British Telecom PLC
3.121% due 12/15/2003 (a)	300	302
France Telecom
4.576% due 03/14/2003 (a)	200	200

		502

Total Corporate Bonds & Notes (Cost $2,336)		2,345

US TREASURY OBLIGATIONS 110.9%
Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (b)	2,861	3,099
3.625% due 01/15/2008 (b)	23,567	25,864
3.875% due 01/15/2009 (b)	11,055	12,325
4.250% due 01/15/2010 (b)	9,429	10,756
3.500% due 01/15/2011 (b)	3,646	4,003
3.375% due 01/15/2012 (b)	2,042	2,233
3.000% due 07/15/2012 (b)	4,033	4,287
3.625% due 04/15/2028 (b)	11,164	13,068
3.875% due 04/15/2029 (b)	20,403	24,955

Total US Treasury Obligations (Cost $96,891)		100,590

MORTGAGE-BACKED SECURITIES 0.0%
Fannie Mae 0.0%
5.598% due 11/01/2024 (a)	26	27

Total Mortgage-Backed Securities (Cost $26)		27

SHORT-TERM INSTRUMENTS 69.9%
Commercial Paper 68.8%
ABN AMRO Mortgage Corp.
1.320% due 02/10/2003	3,000	2,996
BP America, Inc.
1.310% due 03/05/2003	2,500	2,494
1.340% due 03/26/2003	600	598
CDC
1.310% due 02/03/2003	3,000	2,995
Danske Corp.
1.320% due 02/19/2003	2,000	1,997
1.335% due 03/19/2003	1,000	997
Eksportfinanans ASA
1.305% due 02/10/2003	2,000	1,997
1.325% due 02/21/2003	900	898
Fannie Mae
1.270% due 03/26/2003	4,300	4,287
1.290% due 05/14/2003	26,900	26,770
Freddie Mac
1.280% due 03/13/2003	5,500	5,486
HBOS Treasury Services PLC
1.330% due 02/11/2003	1,600	1,598
1.345% due 03/06/2003	1,200	1,197
1.335% due 03/18/2003	400	399
Lloyds TSB Bank PLC
1.305% due 03/26/2003	3,000	2,991
UBS Finance, Inc.
1.320% due 02/19/2003	$800	$799
1.320% due 03/05/2003	2,000	1,995
Westpac Trust Securities NZ Ltd.
1.335% due 03/26/2003	2,000	1,994

		62,488

Repurchase Agreement 1.1%
State Street Bank
1.050% due 01/02/2003	986	986
(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 01/30/2004 valued at $1,009. Repurchase proceeds are $986.)

Total Short-Term Instruments (Cost $63,478)		63,474

Total Investments 183.4% (Cost $162,731)		$166,436
Other Assets and Liabilities (Net) (83.4%)		(75,696)

Net Assets 100.0%		$90,740

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Security, or a portion thereof, subject to financing transaction.

(c)	Principal amount of security is adjusted for inflation.

(d)	Short sales open at December 31, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Treasury Inflation Protected Securities	3.625	01/15/2008	$7,968	$8,756	$8,682

See accompanying notes

8

Notes to Financial Statements

December 31, 2002

1.  Organization

     The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2.  Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

     Securities Transactions and Investment Income.  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

     Foreign Currency.  The accounting records of the Portfolio are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into US dollars based on the current exchange rates each business day. Foreign currencies, investments, and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

     Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

     Multiclass Operations.  Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

See accompanying notes

9

     Federal Income Taxes.  The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

     Financing Transactions.  The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

     Futures Contracts.  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or US Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

     Options Contracts.  The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

     The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

     Short Sales.  The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     Forward Currency Transactions.  The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities.

10

In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

     Swap Agreements.  The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

     Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

     Repurchase Agreements.  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.  Fees, Expenses, and Related Party Transactions

     Investment Advisory Fee.  Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors LP), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

11

     Administration Fee.  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

     Servicing Fee.  PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America LP, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

     Expenses.  The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Real Return Portfolio	0.50%	0.65%

     PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.  Purchases and Sales of Securities

     Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	US Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Real Return Portfolio	$127,975	$38,557	$1,432	$817

12

5.  Federal Income Tax Matters

     As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)

Real Return Portfolio	$163	$17	$(74)	$(1)	$0	$(88)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.
(2)	Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

(3)	Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

     As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Real Return Portfolio	$162,731	$3,723	$(18)	$3,705

      For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-term Capital Gains Distributions	Return of Capital

Real Return Portfolio	$1,429	$40	$0

(4)	Includes short-term capital gains.

6.  Shares of Beneficial Interest

     The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Real Return Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	7,686	88,409	945	10,191
Issued as reinvestment of distributions
Institutional Class	0	1	4	40
Administrative Class	128	1,468	31	334
Cost of shares redeemed
Institutional Class	0	0	(322)	(3,436)
Administrative Class	(890)	(10,173)	(318)	(3,440)

Net increase resulting from Portfolio share transactions	6,924	$79,705	340	$3,689

     The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Real Return Portfolio
Institutional Class	1	100
Administrative Class	5	53

13

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Real Return Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and of cash flows and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Real Return Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Kansas City, Missouri February 20, 2003

14

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

15

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

16

     Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
HIGH YIELD PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

High Yield Portfolio (Administrative Class)	2	7-11

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

High Yield Portfolio

OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	3.8 years	$481.5 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	4/30/1998	Raymond G. Kennedy
Primarily higher yielding fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	3 Years*	Since Inception*

High Yield Portfolio Administrative Class	-1.19%	0.09%	1.08%
Merrill Lynch U.S. High Yield BB-B Rated Index	-1.30%	0.00%	—
Lehman Brothers BB U.S. High Yield Index	-0.70%	4.30%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                    QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1998, the first full month following the Portfolio’s Administrative Class inception on 4/30/1998, compared to the Merrill Lynch U.S. High Yield BB-B Rated Index and the Lehman Brothers BB U.S. High Yield Index, each an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio changed its benchmark index because the Merrill Lynch U.S. High Yield BB-B Rated Index more closely reflects the universe of securities in which the Portfolio invests. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets. The investments made by the High Yield Bond Portfolio may involve high risk and may have speculative characteristics.

PORTFOLIO INSIGHTS

•	The High Yield Portfolio Administrative Class shares returned -1.19% for the annual period ended December 31, 2002, compared to -1.30% for the Merrill Lynch U.S. High Yield BB-B Rated Index.

•	The Portfolio’s exposure to B-rated issues contributed to performance as B-rated issues outperformed BBs by 4.14%.

•

An underweight in telecom early in the year was a boost to performance as the sector was significantly down. As we began to overweight the sector in the latter half of the year, specifically to large-cap companies, relative performance was, again, a positive as telecom was the top-performing sector over the last quarter.

•	As many energy companies sold non-core assets and trimmed debt over 2002 amidst an environment of rising energy prices, an overweight to this sector was a strong positive for relative performance.

•	An underweight to consumer sensitive sectors significantly detracted from performance as these sectors outperformed over the year, with consumer spending remaining relatively resilient.

2

Financial Highlights

High Yield Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001	12/31/2000	12/31/1999	04/30/1998- 12/31/1998

Net asset value beginning of period	$7.88		$8.33	$9.18	$9.67	$10.00
Net investment income (a)	0.60		0.64	0.77	0.77	0.51
Net realized/unrealized (loss) on investments (a)	(0.71)		(0.45)	(0.85)	(0.49)	(0.34)
Total income (loss) from investment operations	(0.11)		0.19	(0.08)	0.28	0.17
Dividends from net investment income	(0.60)		(0.64)	(0.77)	(0.77)	(0.50)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00
Tax basis return of capital	0.00		0.00	0.00	0.00	0.00
Total distributions	(0.60)		(0.64)	(0.77)	(0.77)	(0.50)
Net asset value end of period	$7.17		$7.88	$8.33	$9.18	$9.67
Total return	(1.19)%		2.35%	(0.86)%	3.01%	1.80%
Net assets end of period (000s)	$481,473		$264,718	$169,557	$151,020	$49,761
Ratio of expenses to average net assets	0.75	%(d)	0.75%(c )	0.75%	0.75%(b )	0.75%*
Ratio of net investment income to average net assets	8.27%		7.88%	8.81%	8.25%	7.90%*
Portfolio turnover rate	102%		129%	59%	13%	13%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 2001.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 2002.

See accompanying notes

3

Statement of Assets and Liabilities

High Yield Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$477,145
Cash	1,740
Foreign currency, at value	621
Receivable for investments sold	573
Receivable for Portfolio shares sold	2,654
Interest and dividends receivable	9,182
Unrealized appreciation on swap agreements	61
Other assets	2

491,978

Liabilities:
Payable for investments purchased	$6,973
Unrealized depreciation on forward foreign currency contracts	688
Written options outstanding	1,913
Payable for Portfolio shares redeemed	3
Accrued investment advisory fee	92
Accrued administration fee	128
Accrued servicing fee	53
Swap premiums received	150
Unrealized depreciation on swap agreements	495
10,495

Net Assets	$481,483

Net Assets Consist of:
Paid in capital	$537,681
(Overdistributed) net investment income	(128)
Accumulated undistributed net realized (loss)	(40,838)
Net unrealized (depreciation)	(15,232)

$481,483

Net Assets:
Institutional Class	$10
Administrative Class	481,473
Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	67,114
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$7.17
Administrative Class	7.17
Cost of Investments Owned	$491,245

Cost of Foreign Currency Held	$605

See accompanying notes

4

Statement of Operations

High Yield Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest, net of foreign taxes	$28,760
Dividends, net of foreign taxes	332
Miscellaneous income	2

Total Income	29,094

Expenses:
Investment advisory fees	805
Administration fees	1,127
Distribution and/or servicing fees - Administrative Class	483
Trustees’ fees	31
Organization costs	1
Total Expenses	2,447
Reimbursement by Manager	(17)
Net Expenses	2,430

Net Investment Income	26,664

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(19,097)
Net realized gain on futures contracts, written options, and swaps	1,279
Net realized (loss) on foreign currency transactions	(304)
Net change in unrealized (depreciation) on investments	(1,904)
Net change in unrealized (depreciation) on futures contracts, written options, and swaps	(654)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(653)

Net (Loss)	(21,333)

Net Increase in Assets Resulting from Operations	$5,331

See accompanying notes

5

Statements of Changes in Net Assets

High Yield Portfolio

Amounts in thousands

	Year Ended December 31, 2002	Year Ended December 31, 2001

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$26,664	$18,057
Net realized (loss)	(18,122)	(11,385)
Net change in unrealized (depreciation)	(3,211)	(1,908)

Net increase resulting from operations	5,331	4,764

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(26,547)	(18,049)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	(108)	0

Total Distributions	(26,655)	(18,049)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	10	0
Administrative Class	418,977	224,991
Issued as reinvestment of distributions
Institutional Class	0	0
Administrative Class	26,655	18,048
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(207,553)	(134,593)

Net increase resulting from Portfolio share transactions	238,089	108,446

Total Increase in Net Assets	216,765	95,161

Net Assets:
Beginning of period	264,718	169,557
End of period*	$481,483	$264,718
*Including net undistributed (overdistributed) investment income of:	$(128)	$60

See accompanying notes

6

Schedule of Investments

High Yield Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 71.8%
Banking & Finance 8.3%
Arvin Capital
9.500% due 02/01/2027	$700	$690
Bluewater Finance Ltd.
10.250% due 02/15/2012	2,200	2,167
Case Credit Corp.
6.125% due 02/15/2003	2,000	1,987
Cedar Brakes II, LLC
9.875% due 09/01/2013	1,233	914
Credit & Repackaged Securities Ltd.
10.250% due 10/30/2006	1,250	1,309
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	1,150	1,333
Finova Group, Inc.
7.500% due 11/15/2009 (a)	5,500	1,925
Gemstone Investors Ltd.
7.710% due 10/31/2004	1,500	1,153
HYDI 100
8.750% due 11/15/2007	3,720	3,793
JET Equipment Trust
10.000% due 06/15/2012	800	224
7.630% due 08/15/2012	403	183
MDP Acquisition PLC
9.625% due 10/01/2012	1,150	1,202
Morgan Stanley, Dean Witter & Co.
8.152% due 05/01/2012	6,720	6,741
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	2,000	1,310
7.250% due 02/15/2011	7,000	4,515
7.750% due 02/15/2031	440	249
Reliance Group Holdings, Inc.
9.000% due 11/15/2049 (a)	1,200	60
Riggs Captial Trust II
8.875% due 03/15/2027	1,936	1,796
Rotech Healthcare, Inc.
9.500% due 04/01/2012	2,600	2,616
SPX Corp.
9.400% due 06/14/2005	2,000	2,088
Steers Credit Backed Trust
7.045% due 05/27/2003 (b)	900	810
Ventas Capital Corp.
8.750% due 05/01/2009	2,750	2,860

		39,925

Industrials 52.1%
Abitibi-Consolidated Inc.
8.850% due 08/01/2030	900	971
Allbritton Communications Co.
7.750% due 12/15/2012	2,500	2,516
Allied Waste North America, Inc.
7.375% due 01/01/2004	550	553
8.875% due 04/01/2008	1,150	1,173
8.500% due 12/01/2008	1,325	1,338
7.875% due 01/01/2009	2,990	2,960
10.000% due 08/01/2009	1,050	1,047
9.250% due 09/01/2012	2,900	2,987
American Cellular Corp.
9.500% due 10/15/2009	1,750	341
American Media Operation, Inc.
10.250% due 05/01/2009	2,000	2,080
AmeriGas Partners LP/AmeriGas Eagle Finance Corp.
10.000% due 04/15/2006	1,300	1,378
10.125% due 04/15/2007	963	1,016
8.830% due 04/19/2010	1,250	1,333
8.875% due 05/20/2011	600	627
AmerisourceBergen Corp.
7.250% due 11/15/2012	2,000	2,060
AOL Time Warner, Inc.
7.625% due 04/15/2031	1,900	1,960
Arco Chemical Co.
9.375% due 12/15/2005	250	244
10.250% due 11/01/2010	1,400	1,262
Avecia Group PLC
11.000% due 07/01/2009	2,050	1,609
Barrett Resources Corp.
7.550% due 02/01/2007	200	188
Beverly Enterprises, Inc.
9.000% due 02/15/2006	1,500	1,267
9.625% due 04/15/2009	1,500	1,267
Boyd Gaming Corp.
7.750% due 12/15/2012	1,300	1,279
British Sky Broadcasting Group PLC
8.200% due 07/15/2009	600	649
BRL Universal Equipment
8.875% due 02/15/2008	700	731
Building Materials Corp.
7.750% due 07/15/2005	200	167
8.625% due 12/15/2006	250	206
8.000% due 10/15/2007	200	159
8.000% due 12/01/2008	1,200	966
Cadmus Communications Corp.
9.750% due 06/01/2009	1,725	1,738
Canwest Media, Inc.
10.625% due 05/15/2011	2,900	3,110
Case Corp.
6.250% due 12/01/2003	2,150	2,086
Century Aluminum Co.
11.750% due 04/15/2008	1,000	975
CF Cable TV, Inc.
9.125% due 07/15/2007	350	369
Charter Communications Holdings LLC
8.250% due 04/01/2007	600	270
10.000% due 04/01/2009	1,225	551
10.750% due 10/01/2009	2,600	1,189
9.625% due 11/15/2009	2,150	967
0.000% due 01/15/2011 (c)	500	132
0.000% due 04/01/2011 (c)	1,405	499
Chesapeake Energy Corp.
9.000% due 08/15/2012	1,500	1,597
7.750% due 01/15/2015	1,300	1,300
Circus & Eldorado Joint Venture Silver Legacy Capital Corp.
10.125% due 03/01/2012	2,500	2,475
CMS Panhandle Holding Co.
6.500% due 07/15/2009	250	239
7.000% due 07/15/2029	600	533
Coastal Corp.
7.750% due 06/15/2010	200	157
9.625% due 05/15/2012	500	406
7.750% due 10/15/2035	1,000	662
Compass Minerals Group, Inc.
10.000% due 08/15/2011	1,200	1,320
Continental Airlines, Inc.
7.461% due 04/01/2015	256	215
7.373% due 12/15/2015	1,000	708
Crown Castle International Corp.
10.625% due 11/15/2007	200	181
10.750% due 08/01/2011	1,650	1,452
CSC Holdings, Inc.
8.125% due 08/15/2009	2,505	2,420
7.625% due 04/01/2011	5,500	5,191
Dex Media East LLC
9.875% due 11/15/2009	925	994
12.125% due 11/15/2012	925	1,029
7.375% due 12/15/2012	700	470
Dresser, Inc.
9.375% due 04/15/2011	4,700	4,747
Dunlop Stand Aerospace Holdings
11.875% due 05/15/2009	2,000	2,052
Dura Operating Corp.
8.625% due 04/15/2012	2,800	2,828
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	700	287
EchoStar DBS Corp.
9.250% due 02/01/2006	2,000	2,100
9.375% due 02/01/2009	2,925	3,108
Equistar Chemicals LP
10.125% due 09/01/2008	2,550	2,333
8.750% due 02/15/2009	1,000	876

See accompanying notes

7

	Principal Amount (000s)	Value (000s)

Extended Stay America, Inc.
9.875% due 06/15/2011	$1,700	$1,734
Extendicare Health Services
9.350% due 12/15/2007	1,050	877
9.500% due 07/01/2010	1,200	1,170
Fairpoint Communications, Inc.
9.500% due 05/01/2008	1,350	938
Ferrellgas Partners LP
6.990% due 08/01/2005	1,000	1,019
8.750% due 06/15/2012	2,000	2,080
Fisher Scientific International
9.000% due 02/01/2008	1,850	1,938
9.000% due 02/01/2008	900	943
Foamex International, Inc.
10.750% due 04/01/2009 (d)	1,350	952
Fresenius Medical Care
7.875% due 06/15/2011	3,300	3,217
Gap, Inc.
5.625% due 05/01/2003	1,740	1,753
Garden State Newspapers, Inc.
8.750% due 10/01/2009	3,200	3,264
8.625% due 07/01/2011	250	254
Georgia-Pacific Corp.
6.700% due 11/15/2003	1,630	1,614
8.125% due 05/15/2011	1,200	1,146
9.500% due 05/15/2022	1,300	1,157
9.125% due 07/01/2022	300	262
8.125% due 06/15/2023	1,800	1,467
8.875% due 05/15/2031	1,750	1,514
Giant Industries, Inc.
11.000% due 05/15/2012	400	270
Golden Northwest Aluminum
12.000% due 12/15/2006 (a)	125	11
Gray Television, Inc.
9.250% due 12/15/2011	1,000	1,081
Greif Brothers Corp.
8.875% due 08/01/2012	1,000	1,065
H&E Equipment Services LLC
11.125% due 06/15/2012	2,390	1,804
Hanover Equipment Trust
9.487% due 09/01/2008	2,050	2,009
HCA, Inc.
7.875% due 02/01/2011	1,800	1,976
HEALTHSOUTH Corp.
8.500% due 02/01/2008	1,760	1,522
8.375% due 10/01/2011	2,900	2,465
Hollinger International Publishing, Inc.
9.250% due 02/01/2006	1,375	1,421
9.250% due 03/15/2007	1,150	1,206
9.000% due 12/15/2010	2,000	2,027
Hollinger Participation Trust
12.125% due 11/15/2010 (e)	1,049	944
Host Marriott LP
8.375% due 02/15/2006	1,100	1,095
9.250% due 10/01/2007	4,000	4,060
Ingles Markets, Inc.
8.875% due 12/01/2011	1,250	1,163
Insight Midwest/Insight Capital, Inc.
9.750% due 10/01/2009	700	669
10.500% due 11/01/2010	2,250	2,199
ISP Chemco, Inc.
10.250% due 07/01/2011	3,350	3,484
ISP Holdings, Inc.
10.625% due 12/15/2009	500	438
Johnsondiversey, Inc.
9.625% due 05/15/2012	1,400	1,481
Leviathan Gas Corp.
10.375% due 06/01/2009	1,050	1,071
Limestone Electron Trust
8.625% due 03/15/2003	1,500	1,418
Lyondell Chemical Co.
9.625% due 05/01/2007	1,100	1,062
9.500% due 12/15/2008	800	748
9.500% due 12/15/2008	700	655
11.125% due 07/15/2012	300	297
Mail Well I Corp.
9.625% due 03/15/2012	1,650	1,477
Mandalay Resort Group
6.750% due 07/15/2003	1,100	1,117
9.375% due 02/15/2010	2,650	2,862
7.625% due 07/15/2013	500	503
6.700% due 11/15/2096	350	352
Marsh Supermarkets, Inc.
8.875% due 08/01/2007	825	738
Mediacom Broadband LLC
11.000% due 07/15/2013	1,900	1,938
MGM Mirage, Inc.
8.375% due 02/01/2011	1,000	1,083
Midwest Generation LLC
8.560% due 01/02/2016	1,000	619
Millenium America, Inc.
9.250% due 06/15/2008	2,000	2,095
Newpark Resources, Inc.
8.625% due 12/15/2007	1,700	1,632
OM Group, Inc.
9.250% due 12/15/2011	1,300	709
Owens-Brockway Glass Container, Inc.
8.750% due 11/15/2012	1,900	1,938
8.750% due 11/15/2012	1,200	1,224
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	3,400	3,655
PanAmSat Corp.
8.500% due 02/01/2012	5,700	5,472
8.500% due 02/01/2012	400	384
Pemex Project Funding Master Trust
7.375% due 12/15/2014	1,000	1,028
Pride International, Inc.
9.375% due 05/01/2007	3,075	3,229
PSS World Medical, Inc.
8.500% due 10/01/2007	1,100	1,141
Quebecor Media, Inc.
11.125% due 07/15/2011	3,650	3,381
Qwest Corp.
7.625% due 06/09/2003	700	690
7.500% due 11/01/2008	500	408
8.875% due 03/15/2012	4,550	4,436
R.H. Donnelley, Inc.
10.875% due 12/15/2012	1,000	1,095
Rogers Cantel, Inc.
8.300% due 10/01/2007	1,500	1,335
9.375% due 06/01/2008	1,750	1,654
Roundy’s, Inc.
8.875% due 06/15/2012	3,350	3,300
8.875% due 06/15/2012	100	101
Rural Cellular Corp.
9.625% due 05/15/2008	1,425	862
Safety-Kleen Corp.
9.250% due 06/01/2008 (a)	1,450	58
9.250% due 05/15/2009 (a)	250	10
Salem Communications Holding Corp.
7.750% due 12/15/2010	2,250	2,256
SC International Services, Inc.
9.250% due 09/01/2007	2,500	1,513
Sonat, Inc.
7.625% due 07/15/2011	2,000	1,342
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	1,900	1,876
Stone Container Corp.
11.500% due 08/15/2006 (d)	1,000	1,065
TeleCorp PCS, Inc.
10.625% due 07/15/2010	2,060	2,225
TELUS Corp.
7.500% due 06/01/2007	4,510	4,397
Tesoro Petroleum Corp.
9.625% due 04/01/2012	2,920	1,913
Time Warner Telecom, Inc.
9.750% due 07/15/2008	1,000	565
10.125% due 02/01/2011	300	164
Tritel PCS, Inc.
0.000% due 05/15/2009 (c)	1,280	1,197
10.375% due 01/15/2011	1,833	1,970

See accompanying notes

8

	Principal Amount (000s)	Value (000s)

Tyco International Group S.A.
6.250% due 06/15/2003	$5,250	$5,211
6.125% due 01/15/2009	1,000	936
6.750% due 02/15/2011	250	237
6.375% due 10/15/2011	200	187
U.S. Airways, Inc.
9.625% due 09/01/2003	1,075	615
9.330% due 01/01/2006	88	50
United Airlines, Inc.
6.201% due 09/01/2008	225	175
7.730% due 07/01/2010	1,400	1,078
7.186% due 04/01/2011	491	378
6.602% due 09/01/2013	1,400	1,070
Vintage Petroleum, Inc.
9.000% due 12/15/2005	929	938
7.875% due 05/15/2011	1,000	980
8.250% due 05/01/2012	2,700	2,822
VoiceStream Wireless Corp.
10.375% due 11/15/2009	2,530	2,669
Williams Cos., Inc.
9.250% due 03/15/2004	2,700	2,160
8.125% due 03/15/2012	1,000	685
7.625% due 07/15/2019	2,000	1,270
7.875% due 09/01/2021	100	191
7.500% due 01/15/2031	2,400	1,512
7.750% due 06/15/2031	1,400	882
8.750% due 03/15/2032	2,200	1,452
Young Broadcasting, Inc.
9.000% due 01/15/2006	475	471
8.500% due 12/15/2008	1,600	1,660
10.000% due 03/01/2011	1,630	1,634

		251,112

Utilities 11.4%
AT&T Corp.
8.500% due 11/15/2031	1,550	1,714
Calpine Corp.
7.625% due 04/15/2006	1,390	639
8.750% due 07/15/2007	700	308
7.875% due 04/01/2008	1,500	638
8.625% due 08/15/2010	800	344
CMS Energy Corp.
7.625% due 11/15/2004	1,300	1,184
7.000% due 01/15/2005	225	196
7.500% due 01/15/2009	2,325	1,979
Dynegy Holdings, Inc.
6.875% due 04/01/2011	1,800	621
Edison Mission Energy
9.875% due 04/15/2011	800	380
El Paso Corp.
7.000% due 05/15/2011	400	272
7.875% due 06/15/2012	2,930	2,055
7.750% due 01/15/2032	2,250	1,398
El Paso Energy Partners
8.500% due 06/01/2011	700	653
8.500% due 06/01/2011	600	560
10.625% due 12/01/2012	1,000	1,023
France Telecom S.A.
9.250% due 03/01/2011	2,800	3,243
10.000% due 03/01/2031	350	427
Insight Midwest/Insight Capital, Inc.
9.750% due 10/01/2009	1,000	955
IPALCO Enterprises, Inc.
7.375% due 11/14/2008	1,050	925
7.625% due 11/14/2011	1,600	1,395
Niagara Mohawk Power Co.
0.000% due 07/01/2010 (c)	1,000	1,029
NorAm Energy Corp.
6.375% due 11/01/2003	1,500	1,440
7.750% due 02/15/2011	800	674
Pinnacle Partners
8.830% due 08/15/2004	2,675	2,525
PSEG Energy Holdings, Inc.
10.000% due 10/01/2009	2,040	1,736
8.500% due 06/15/2011	1,800	1,469
Reliant Energy Resources Corp.
8.125% due 07/15/2005	2,000	1,844
Rogers Communication, Inc.
9.125% due 01/15/2006	550	531
Rural Cellular Corp.
9.750% due 01/15/2010	1,300	787
SESI, LLC
8.875% due 05/15/2011	1,765	1,809
South Point Energy
8.400% due 05/30/2012	2,353	1,578
Sprint Capital Corp.
6.125% due 11/15/2008	850	775
6.375% due 05/01/2009	1,000	911
7.625% due 01/30/2011	1,500	1,428
8.375% due 03/15/2012	2,470	2,462
6.900% due 05/01/2019	1,000	822
6.875% due 11/15/2028	2,520	2,035
8.750% due 03/15/2032	4,500	4,288
TeleCorp PCS, Inc.
0.000% due 04/15/2009 (c)	1,450	1,374
Texas Utilities Corp.
5.520% due 08/16/2003	2,005	1,975
TSI Telecommunication Services, Inc.
12.750% due 02/01/2009	1,325	1,186
WorldCom, Inc. - WorldCom Group
6.950% due 08/15/2028 (a)	550	132
8.250% due 05/15/2031 (a)	4,500	1,080

		54,799

Total Corporate Bonds & Notes (Cost $361,439)		345,836

ASSET-BACKED SECURITIES 2.5%
Alpharma, Inc.
5.110% due 09/08/2008	340	330
5.110% due 09/18/2008	158	153
5.000% due 10/09/2008	665	647
5.197% due 10/09/2008	617	600
Commonwealth Brands
5.875% due 08/28/2007	974	972
Extended Stay America, Inc.
4.380% due 01/31/2009	1,909	1,880
Nextel Partners, Inc.
6.625% due 06/30/2008	2,494	2,308
6.875% due 12/31/2008	2,494	2,308
Stone Container Corp.
3.938% due 06/30/2009	1,308	1,294
4.313% due 06/30/2009	385	380
4.312% due 07/26/2009	154	152
4.312% due 07/26/2009	154	152
Tucson Electric Power
1.420% due 10/25/2007	1,000	990

Total Asset-Backed Securities (Cost $12,006)		12,166

SOVEREIGN ISSUES 5.5%
Republic of Brazil
2.562% due 04/15/2006 (b)	6,888	5,510
11.000% due 01/11/2012	1,300	868
8.000% due 04/15/2014	7,573	4,979
11.000% due 08/17/2040	300	187
Republic of Panama
9.625% due 02/08/2011	500	547
9.375% due 07/23/2012	2,700	2,896
5.000% due 07/17/2014	267	237
Republic of Peru
9.125% due 01/15/2008	1,000	1,012
9.125% due 02/21/2012	2,825	2,766
Russian Federation
5.000% due 03/31/2030	3,300	2,620

See accompanying notes

9

	Principal Amount (000s)		Value (000s)

United Mexican States
8.375% due 01/14/2011		$2,400	$2,712
6.250% due 12/31/2019		1,000	986
8.000% due 09/24/2022		500	519
8.300% due 08/15/2031		600	635

Total Sovereign Issues (Cost $26,775)			26,474

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 2.9%
Fort James Corp.
4.750% due 06/29/2004	EC	500	480
France Telecom S.A.
2.500% due 02/16/2003		3,118	3,306
Johnsondiversey, Inc.
9.625% due 05/15/2012		1,000	1,080
MDP Acquisition PLC
10.125% due 10/01/2012		1,800	1,971
Remy Cointreau S.A.
10.000% due 07/30/2005		400	436
Tyco International Group S.A.
4.375% due 11/19/2004		1,000	961
6.125% due 04/04/2007		2,400	2,268
Vivendi Universal SA
1.000% due 07/05/2003		185	195
2.000% due 03/08/2006		2,761	3,067

Total Foreign Currency-Denominated Issues (Cost $12,523)			13,764

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 96.000 Exp. 03/17/2003		$153,000	1

Total Purchased Put Options (Cost $2)			1

CONVERTIBLE BONDS & NOTES 3.0%
Healthcare 0.9%
HEALTHSOUTH Corp.
3.250% due 04/01/2003		2,500	2,453
Total Renal Care Holdings
7.000% due 05/15/2009		1,800	1,807

			4,260

Industrials 1.6%
Dimon, Inc.
6.250% due 03/31/2007		1,600	1,391
Elan Finance Corp. Ltd.
0.000% due 12/14/2018		2,700	1,269
Jacor Communications, Inc.
0.000% due 02/09/2018		5,000	2,500
Pride International, Inc.
0.000% due 04/24/2018		1,500	729
Tyco International Group S.A.
0.000% due 02/12/2021		2,650	2,011

			7,900

Technology 0.1%
Solectron Corp.
0.000% due 05/08/2020		689	426

Utilities 0.4%
Rogers Communication, Inc.
2.000% due 11/26/2005		2,640	2,007

Total Convertible Bonds & Notes (Cost $14,341)			14,593

	Shares		Value (000s)

PREFERRED STOCK 0.6%
Fresenius Medical Care
7.875% due 02/01/2008		2,950	$2,913

Total Preferred Stock (Cost $2,762)			2,913

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 12.8%
Commercial Paper 11.1%
CDC
1.310% due 02/03/2003	$5,000	4,994
Danske Corp.
1.320% due 03/12/2003	2,300	2,294
Fannie Mae
1.240% due 02/12/2003 (f)	1,140	1,138
0.000% due 04/09/2003	500	499
Federal Home Loan Bank
1.280% due 01/17/2003	7,000	6,996
GlaxoSmithKline Finance PLC
1.320% due 02/24/2003	4,700	4,691
HBOS Treasury Services PLC
1.345% due 03/11/2003	1,900	1,896
National Australia Funding, Inc.
1.410% due 01/02/2003	23,000	23,000
Pfizer, Inc.
1.310% due 02/12/2003	8,000	7,988

		53,496

Repurchase Agreement 1.2%
State Street Bank
1.050% due 01/02/2003 (Dated 12/31/2002. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $5,655. Repurchase proceeds are $5,541.)	5,541	5,541

U.S. Treasury Bills 0.5%
1.185% due 02/13/2003-02/20/2003 (fXg)	2,365	2,361

Total Short-Term Instruments (Cost $491,245)		61,398

Total Investments 99.1% (Cost $61,397)		$477,145
Written Options (h) (0.4%) (Premiums $1,794)		(1,913)
Other Assets and Liabilities (Net) 1.3%		6,251

Net Assets 100.0%		$481,483

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Security is in default.

(b)	Variable rate security. The rate listed is as of December 31, 2002.

(c)	Security becomes interest bearing at a future date.

(d)	Restricted security.

(e)	Payment in-kind bond security.

See accompanying notes

10

(f)					Securities with an aggregate market value of $1,251 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type					# of Contracts	Unrealized Appreciation

Euribor Written Put Options Strike @ 97.750 (03/2003)					171	$77

(g)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h)	Premiums received on written options:

				# of Contracts	Premium	Value
Type

Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 7.000 Exp. 01/07/2005				9,100,000	$190	$104
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.500 Exp. 01/07/2005				5,900,000	122	396
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.000 Exp. 01/07/2005				9,100,000	215	439
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.500 Exp. 10/07/2004				27,000,000	796	517
Put - CME Eurodollar March Futures
Strike @ 97.750 Exp. 03/17/2003				171	25	1
Call - CBOT U.S. Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003				20	14	13
Put - CBOT U.S. Treasury Note March Futures
Strike @ 108.000 Exp. 02/22/2003				20	16	2
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 10/07/2004				27,000,000	416	441

					$1,794	$1,913

(i)	Foreign forward currency contracts outstanding at December 31, 2002:

	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Type

Sell	EC	13,763	01/2003	$0	$(688)	$(688)

(j) Principal amount denoted in indicated currency:

	EC – Euro

(k) Swap agreements outstanding at December 31, 2002:

	Notional Amount	Unrealized Appreciation/ (Depreciation)

Type

Receive a fixed rate equal to 7.500% and the Portfolio will pay to the counterparty at par in the event of default of CIT Group, Inc. 7.750% due 04/02/2012.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 06/19/2003	$1,500	$38
Receive a fixed rate equal to 2.000% and the Portfolio will pay to the counterparty at par in the event of default of Deutsche Telekom AG 5.250% due 05/20/2008.
Counterparty: UBS Warburg LLC
Exp. 06/14/2003	3,000	3
Receive a fixed rate equal to 7.500% and the Portfolio will pay to the counterparty at par in the event of default of Qwest Corp. 8.875% due 03/15/2012.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 06/05/2003	$3,000	$(34)
Receive a fixed rate equal to 3.550% and the Portfolio will pay to the counterparty at par in the event of default of France Telecom 3.637% due 03/14/2003.
Counterparty: ABN AMRO Bank N.V.
Exp. 06/03/2003	3,000	5
Receive a fixed rate equal to 1.820% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Counterparty: Goldman Sachs & Co.
Exp. 11/30/2003	1,500	11
Receive a fixed rate equal to 1.570% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co.
Exp. 05/29/2003	1,500	1
Receive a fixed rate equal to 0.900% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.813% due 07/28/2011.
Counterparty: J.P. Morgan Chase & Co.
Exp. 05/28/2003	1,500	2
Receive a fixed rate equal to 3.000% and the Portfolio will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 6.875% due 04/01/2011.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 05/15/2003	1,000	(461)
Receive a fixed rate equal to 1.200% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 2.250% (floating rate) due 06/17/2016.
Counterparty: J.P. Morgan Chase & Co.
Exp. 05/24/2003	1,500	1

		$(434)

See accompanying pages

11

Notes to Financial Statements

December 31, 2002

1.      Organization

          The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1998.

2.      Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securitieswith similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

13

          Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan.

          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the

14

repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

          Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

3.      Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.35%.

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

High Yield Portfolio	0.60%	0.75%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

          Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

High Yield Portfolio	$12,397	$11,901	$487,048	$300,378

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows
(amounts in thousands):

High Yield Portfolio

Premium

Balance at 12/31/2001	$0
Sales	2,592
Closing Buys	(712)
Expirations	(86)
Exercised	0

Balance at 12/31/2002	$1,794

15

6.      Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)

High Yield Portfolio	$0	$0	$(782)	$0	$(39,861)	$(468)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, foreign currency transactions, and straddle loss deferrals.

(2)	Capital loss carryovers expire in varying amounts through December 31, 2010.

(3)	Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)

High Yield Portfolio	$492,232	$13,365	$(28,452)	$(15,087)

(4)	Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions (5)	Long-Term Capital Gains Distributions	Return of Capital

High Yield Portfolio	$26,547	$0	$108

(5)	Includes short-term capital gains

7.      Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	High Yield Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$10	0	$0

Administrative Class	58,343	418,977	27,683	224,991

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	3,675	26,655	2,239	18,048
		1
Cost of shares redeemed
Institutional Class	0	0	0	0

Administrative Class	(28,512)	(207,553)	(16,680)	(134,593)

Net increase resulting from Portfolio share transactions	33,507	$238,089	13,242	$108,446

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

High Yield Portfolio
Institutional Class	1	100
Administrative Class	5	92

16

Federal Income Tax Information (Unaudited)

          As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of the distributions made to the shareholders.

          Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Portfolios’ calendar year end which qualify for the corporate dividend-received deduction are as follows:

High Yield Portfolio	1.38%

          Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

17

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of High Yield Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the High Yield Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

18

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1] Trustees serve until their successors are duly elected and qualified.
* Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

19

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57)	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

20

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
LONG- TERM U.S. GOVERNMENT PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Long-Term U.S. Government Portfolio (Administrative Class)	2	8-9

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Long-Term U.S. Government Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	11.2 years	$ 92.3 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	4/30/1999	James M. Keller
Primarily long-term maturity fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	3 Years*	Since Inception*
Long-Term U.S. Gov’t Portfolio Administrative Class	17.59%	14.70%	10.53%
Lehman Brothers Long-Term Treasury Index	16.78%	13.55%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                                         QUALITY BREAKDOWN*

*% of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1999, the first full month following the Portfolio’s Administrative Class inception on 4/30/1999, compared to the Lehman Brothers Long-Term Treasury Index, an unmanaged market index. It is not possible to invest directly in the Index.

PORTFOLIO INSIGHTS

•

The Long-Term U.S. Government Portfolio Administrative Class returned 17.59% for the 12-month period ended December 31, 2002, outperforming the 16.78% return of the benchmark Lehman Brothers Long-Term Treasury Index over the same period.

•	While 2002 was a difficult year for financial assets, fixed income markets and longer duration portfolios weathered the storm far better than more volatile asset classes.

•	Below Index duration was negative for returns as Treasury yields declined amid Federal Reserve interest rate cuts and an investor flight to safety in markets characterized by intense volatility.

•	Emphasis on intermediate maturities was positive; these issues outperformed as rates declined most sharply in this part of the curve.

•	An emphasis to longer duration structured MBS added to performance as refinance rates remained at historically high levels and mortgage risk premiums declined.

•	An emphasis on high-quality intermediate to longer-maturity agency debentures supplemented performance as they provided excess returns relative to Treasuries.

•

A modest focus on longer duration corporates outperformed Treasuries on a duration-adjusted basis in the fourth quarter, but detracted from overall performance in 2002, as a surge in volatility and spread erosion affected the entire sector.

•	An allocation to real return bonds was slightly positive as less volatile real yields rose less than Treasury yields.

•	Premiums from written options added income to the Portfolio.

2

Financial Highlights

Long-Term U.S. Government Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001		12/31/2000	04/30/1999- 12/31/1999

Net asset value beginning of period	$10.27		$10.56		$9.22	$10.00
Net investment income (a)	0.44		0.51		0.56	0.36
Net realized/unrealized gain (loss) on investments (a)	1.31		0.09		1.34	(0.78)
Total income (loss) from investment operations	1.75		0.60		1.90	(0.42)
Dividends from net investment income	(0.44)		(0.52)		(0.56)	(0.36)
Distributions from net realized capital gains	(0.49)		(0.37)		0.00	0.00
Total distributions	(0.93)		(0.89)		(0.56)	(0.36)
Net asset value end of period	$11.09		$10.27		$10.56	$9.22
Total return	17.59%		5.86%		21.24%	(4.28)%
Net assets end of period (000s)	$92,256		$33,013		$9,625	$7,173
Ratio of expenses to average net assets	0.65	%(d)	0.65	%(c)	0.65%	0.65	%(b)*
Ratio of net investment income to average net assets	4.05%		4.75%		5.70%	5.55	%*
Portfolio turnover rate	586%		457%		533%	294%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71% for the period ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2002.

See accompanying notes

3

Statement of Assets and Liabilities

Long-Term U.S. Government Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets :
Investments, at value	$84,852
Repurchase agreements, at value	27,520
Cash	10
Receivable for investments sold	5,652
Receivable for Portfolio shares sold	128
Interest and dividends receivable	845

119,007

Liabilities:
Payable for investments purchased	$5,837
Payable for financing transactions	20,343
Written options outstanding	236
Payable for Portfolio shares redeemed	39
Accrued investment advisory fee	19
Accrued administration fee	19
Accrued servicing fee	10
Variation margin payable	181
Other liabilities	54

26,738

Net Assets	$92,269

Net Assets Consist of:
Paid in capital	$89,128
Undistributed net investment income	1,023
Accumulated undistributed net realized (loss)	(383)
Net unrealized appreciation	2,501

$92,269

Net Assets:
Institutional Class	$13
Administrative Class	92,256
Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	8,316
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$11.09
Administrative Class	11.09
Cost of Investments Owned	$110,720

See accompanying notes

4

Statement of Operations

Long-Term U.S. Government Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$2,762

Total Income	2,762

Expenses:
Investment advisory fees	146
Administration fees	147
Distribution and/or servicing fees - Administrative Class	88
Trustees’ fees	3

Total Expenses	384

Net Investment Income	2,378

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	944
Net realized gain on futures contracts, written options, and swaps	3,865
Net change in unrealized appreciation on investments	1,946
Net change in unrealized appreciation on futures contracts, written options, and swaps	712

Net Gain	7,467

Net Increase in Assets Resulting from Operations	$9,845

See accompanying notes

5

Statements of Changes in Net Assets

Long-Term U.S. Government Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$2,378	$919
Net realized gain	4,809	563
Net change in unrealized appreciation (depreciation)	2,658	(653)

Net increase resulting from operations	9,845	829

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1)
Administrative Class	(2,378)	(918)
From net realized capital gains
Institutional Class	(1)	0
Administrative Class	(3,799)	(1,107)

Total Distributions	(6,178)	(2,026)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	64,003	30,788
Issued as reinvestment of distributions
Institutional Class	1	1
Administrative Class	6,177	2,025
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(14,603)	(8,228)

Net increase resulting from Portfolio share transactions	55,578	24,586

Total Increase in Net Assets	59,245	23,389

Net Assets:
Beginning of period	33,024	9,635
End of period*	$92,269	$33,024
*Including net undistributed investment income of:	$1,023	$193

See accompanying notes

6

Statement of Cash Flows

Long-Term U.S. Government Portfolio
December 31, 2002

Amounts in thousands

Increase (Decrease) in Cash from:
Financing Activities:
Sales of Portfolio shares	$64,092
Redemptions of Portfolio shares	(14,565)
Cash distributions paid	0
Proceeds from financing transactions	14,410

Net increase from financing activities	63,937

Operating Activities:
Purchases of long-term securities	(374,657)
Proceeds from sales of long-term securities	337,504
Purchases of short-term securities (net)	(34,426)
Net investment income	2,378
Change in other receivables/payables (net)	4,965

Net (decrease) from operating activities	(64,236)

Net (Decrease) in Cash	(299)

Cash:
Beginning of period	309
End of period	$10

See accompanying notes

7

Schedule of Investments

Long-Term U.S. Government Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 7.0%
Banking & Finance 5.6%
Donaldson, Lufkin & Jenrette, Inc.
2.342% due 07/18/2003 (a)	$100	$100
Ford Motor Credit Co.
1.920% due 06/23/2003 (a)	500	497
2.080% due 04/26/2004 (a)	600	574
2.295% due 07/18/2005 (a)	200	180
General Electric Capital Corp.
5.450% due 01/15/2013	300	312
6.750% due 03/15/2032	500	555
General Motors Acceptance Corp.
1.570% due 03/10/2003 (a)	200	200
2.115% due 07/21/2003 (a)	100	99
2.560% due 01/20/2004 (a)	600	592
Merrill Lynch & Co., Inc.
1.733% due 03/08/2004 (a)	200	200
Morgan Stanley
1.510% due 09/19/2003 (a)	400	401
National Rural Utilities Cooperative Finance Corp.
2.830% due 04/26/2004 (a)	200	201
8.000% due 03/01/2032	200	242
U.S. Trade Funding Corp.
4.260% due 11/15/2014	1,000	1,031

		5,184
Industrials 1.4%
Continental Airlines, Inc.
6.320% due 11/01/2008	1,000	896
DaimlerChrysler North America Holding Corp.
1.725% due 08/16/2004 (a)	200	198
Ford Motor Co.
7.450% due 07/16/2031	200	174

		1,268

Total Corporate Bonds & Notes (Cost $6,439)		6,452

MUNICIPAL BONDS & NOTES 1.3%
Florida 0.6%
Florida State Board of Education General Obligation Bonds
(FGIC Insured), Series 2002
5.000% due 06/01/2031	500	508

Illinois 0.2%
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured),
Series 2001
5.000% due 11/01/2031	200	201

New York 0.2%
New York State Triborough Bridge and Tunnels Authority
Revenue Bonds, Series 2002
5.000% due 11/15/2032	200	202

Texas 0.3%
San Antonio, Texas Water Revenue Bonds, (FSA Insured),
Series 2002
5.000% due 05/15/2032	250	252

Total Municipal Bonds & Notes (Cost $1,141)		1,163

U.S. GOVERNMENT AGENCIES 15.1%
Fannie Mae
3.250% due 11/15/2007	1,200	1,211
6.320% due 03/03/2008	2,000	2,015
Federal Home Loan Bank
5.120% due 01/10/2013	5,000	5,130
Financing Corp.
10.700% due 10/06/2017	650	1,038
Freddie Mac
3.550% due 03/25/2004	500	502
4.125% due 02/04/2005	755	757
4.300% due 05/31/2005	1,000	1,010
6.220% due 03/18/2008	250	253
4.000% due 02/13/2017	200	204
Overseas Private Investment Corp.
0.000% due 08/15/2007	1,000	1,007
0.000% due 11/30/2010	700	807

Total U.S. Government Agencies (Cost $13,578)		13,934

U.S. TREASURY OBLIGATIONS 29.0%
Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007 (c)	172	186
3.875% due 04/15/2029	2,206	2,698
U.S. Treasury Bonds
10.625% due 08/15/2015 (b)	1,800	2,907
8.750% due 05/15/2017 (b)	900	1,302
8.000% due 11/15/2021	700	976
6.250% due 08/15/2023 (b)	9,100	10,694
5.500% due 08/15/2028	2,800	3,026
5.250% due 11/15/2028	2,700	2,821
U.S. Treasury Strips
0.000% due11/15/2016 (PO)	2,000	1,020
0.000% due11/15/2021 (PO)	3,050	1,136

Total U.S. Treasury Obligations (Cost $25,998)		26,766

MORTGAGE-BACKED SECURITIES 15.3%
Collateralized Mortgage Obligations 14.3%
Bear Stearns Adjustable Rate Mortgage Trust
6.212% due 01/25/2032 (a)	412	416
6.538% due 01/25/2032 (a)	130	131
Fannie Mae
7.000% due 10/25/2022	299	321
6.500% due 01/25/2024	14	14
5.500% due 12/25/2032	1,005	987
Federal Agricultural Mortgage Corp.
7.238% due 07/25/2011	208	232
Freddie Mac
7.000% due 07/15/2023	48	52
6.500% due 12/15/2023	215	229
5.625% due 07/15/2028	277	285
6.000% due 05/15/2029	100	102
6.000% due 12/15/2031	212	215
6.000% due 08/15/2032	1,020	1,045
5.500% due 11/15/2032	402	393
Residential Funding Mortgage Securities I, Inc.
7.500% due 04/25/2027	19	19
Sequoia Mortgage Trust
1.728% due 06/20/2032 (a)	376	375
Structured Asset Mortgage Investments, Inc.
7.139% due 02/25/2030 (a)	305	312
4.147% due 03/25/2032 (a)	547	558
1.750% due 09/19/2032 (a)	2,460	2,451
Structured Asset Securities Corp.
1.920% due 07/25/2032 (a)	801	804
1.710% due 01/25/2033 (a)	412	410
United Mortgage Securities Corp.
4.841% due 06/25/2032 (a)	772	794
Washington Mutual Mortgage Securities Corp.
5.390% due 02/25/2031 (a)	1,851	1,900
5.500% due 01/31/2033	500	509
Washington Mutual, Inc.
6.500% due 10/19/2029	595	609
4.508% due 01/25/2041 (a)	37	38

		13,201

Fannie Mae 0.3%
6.000% due 01/21/2018	300	314

Federal Housing Administration 0.7%
6.896% due 07/01/2020	581	606

Total Mortgage-Backed Securities (Cost $13,774)		14,121

See accompanying notes

8

	Principal Amount (000s)	Value (000s)

ASSET-BACKED SECURITIES 5.7%
Ace Securities Corp.
1.760% due 06/25/2032 (a)	$457	$457
AmeriCredit Automobile Receivables Trust
3.780% due 02/12/2007	800	820
1.640% due 04/05/2007 (a)	800	800
CS First Boston Mortgage Securities Corp.
1.680% due 12/15/2030 (a)	26	26
DaimlerChrysler Auto Trust
2.900% due 12/06/2004	488	491
Household Automotive Trust
2.750% due 05/17/2005	700	705
Household Mortgage Loan Trust
1.688% due 05/20/2032 (a)	830	831
Novastar Home Equity Loan
1.700% due 01/25/2031 (a)	265	266
SLM Student Loan Trust
1.815% due 10/27/2025 (a)	187	188
WFS Financial Owner Trust
2.820% due 05/20/2005	700	705

Total Asset-Backed Securities (Cost $5,252)		5,289

SOVEREIGN ISSUES 3.9%
World Bank
7.625% due 01/19/2023	2,700	3,549

Total Sovereign Issues (Cost $3,439)		3,549

SHORT-TERM INSTRUMENTS 44.5%
Commercial Paper 12.7%
Fannie Mae
1.235% due 02/12/2003 (c)	100	100
1.240% due 02/12/2003 (c)	220	220
1.270% due 03/26/2003	600	598
1.290% due 03/31/2003	2,000	1,993
Freddie Mac
1.270% due 02/12/2003	300	300
1.280% due 03/20/2003	8,000	7,977
1.285% due 04/14/2003	500	498

		11,686
Repurchase Agreements 29.8%
Lehman Brothers, Inc.
1.150% due 01/02/2003	24,500	24,500
(Dated 12/31/2002. Collateralized by U.S. Treasury Notes
6.500% due 10/15/2006 valued at $25,022.
Repurchase proceeds are $24,502.)
State Street Bank
1.050% due 01/02/2003	3,020	3,020
(Dated 12/31/2002. Collateralized by Fannie Mae
5.250% due 08/01/2012 valued at $3,082.
Repurchase proceeds are $3,020.)

		27,520

U.S. Treasury Bills 2.0%
1.185% due 02/13/2003-02/20/2003 (c)(f)	1,895	1,892

Total Short-Term Instruments (Cost $41,099)		41,098

Total Investments 121.8% (Cost $110,720)		$112,372
Written Options (e) (0.3%) (Premiums $105)		(236)
Other Assets and Liabilities (Net) (21.5%)		(19,867)

Net Assets 100.0%		$92,269

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Security, or a portion thereof, subject to financing transaction.

(c)	Securities with an aggregate market value of $1,998 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation

U.S. Treasury 5 Year Note (03/2003)	39	$78
U.S. Treasury 10 Year Note (03/2003)	13	16
U.S. Treasury 30 Year Bond (03/2003)	396	886

		$980

(d)	Principal amount of security is adjusted for inflation.

(e)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 07/22/2003	5,000,000	$28	$116
Call - CME Eurodollar March Futures
Strike @ 98.000 Exp. 03/17/2003	31	13	53
Put - CME Eurodollar June Futures
Strike @ 97.000 Exp. 06/16/2003	38	10	1
Call - CBOT U.S. Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003	23	7	14
Call - CBOT U.S. Treasury Note March Futures
Strike @ 116.000 Exp. 02/22/2003	50	22	48
Put - CBOT U.S. Treasury Note March Futures
Strike @ 104.000 Exp. 02/22/2003	23	25	4

		$105	$236

(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes

9

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income.  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

          Multiclass Operations.  Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes.  The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions.  The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling

10

price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts.  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts.  The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Swap Agreements.  The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on

11

the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements.  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee.  Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Long-Term U.S. Government Portfolio	0.50%	0.65%

          PIMCO may be reimbursed for these waived amounts in future periods.

12

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.      Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Long-Term U.S. Government Portfolio	$347,915	$333,933	$32,233	$5,117

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Long-Term U.S. Government Portfolio

Premium

Balance at 12/31/2001	$10
Sales	591
Closing Buys	(57)
Expirations	(439)
Exercised	0

Balance at 12/31/2002	$105

6.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral

Long-Term U.S. Government Portfolio	$1,024	$573	$(88)	$(1)	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, foreign currency transactions, and straddle loss deferrals.

(2)	Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Long-Term U.S. Government Portfolio	$110,739	$1,764	$(131)	$1,633

(3)	Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital

Long-Term U.S. Government Portfolio	$4,378	$1,800	$0

(4)	Includes short-term capital gains.

13

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands)

	Long-Term U.S. Government Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	5,886	64,003	2,877	30,788
Issued as reinvestment of distributions
Institutional Class	0	1	0	1
Administrative Class	568	6,177	196	2,025
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(1,353)	(14,603)	(769)	(8,228)

Net increase resulting from Portfolio share transactions	5,101	$55,578	2,304	$24,586

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Long-Term U.S. Government Portfolio
Institutional Class	1	100
Administrative Class	2	96

14

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Long-Term U.S. Government Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and of cash flows and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Kansas City, Missouri February 20, 2003

15

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1] Trustees serve until their successors are duly elected and qualified.
* Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

16

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57)	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

17

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEW PORT CENTER DRIVE , SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
STOCKSPLUS GROWTH AND INCOME PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

StocksPLUS Growth and Income Portfolio (Administrative Class)	2	7-9

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

StocksPLUS Growth and Income Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Total return which exceeds that of the S&P 500 Index.	0.8 years	$ 219.8 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGEMENT TEAM LEAD:
PORTFOLIO:	12/31/1997	William H. Gross
Primarily S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	3 Years*	5 Years*	Since Inception*
StocksPLUS Growth and Income Portfolio Administrative Class	-20.22%	-13.85%	-0.06%	-0.06%
S&P 500 Index	-22.10%	-14.55%	-0.59%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                    QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/1998, the first full month following the Portfolio’s Administrative Class inception on 12/31/1997, compared to the S&P 500 Index, an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INS IGHTS

•

Concerns about corporate governance and accounting practices, weak profit margins and a languid U.S. economic recovery led to a third straight year of significant price declines for large capitalization U.S. equities.

•	The StocksPLUS Growth and Income Portfolio Administrative Class returned -20.22% for the 12 months ended December 31, 2002 versus a -22.10% return for the benchmark S&P 500 Index.

•	A longer relative portfolio duration and broader exposure to the yield curve boosted performance as short to intermediate yields fell in association with Fed easing and a flight to quality.

•	Mortgage-backed holdings provided attractive total returns due to significant yield spreads and stable price performance supported by strong demand for mortgage-backed securities.

•	Corporate fixed income holdings enhanced performance due to attractive yield premiums and the Fund’s avoidance of “headline” credits that experienced significant price declines.

•	A focus on high quality emerging markets issues provided incremental yield for the Fund, adding to relative returns.

2

Financial Highlights

StocksPLUS Growth and Income Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001		12/31/2000		12/31/1999	12/31/1998

Net asset value beginning of period	$9.35		$11.05		$13.56		$12.58	$10.00
Net investment income (a)	0.22		0.46		0.76		0.76	0.30
Net realized/unrealized gain (loss) on investments (a)	(2.10)		(1.74)		(1.98)		1.65	2.68
Total income (loss) from investment operations	(1.88)		(1.28)		(1.22)		2.41	2.98
Dividends from net investment income	(0.22)		(0.42)		(0.75)		(0.61)	(0.29)
Distributions from net realized capital gains	0.00		0.00		(0.54)		(0.82)	(0.11)
Total distributions	(0.22)		(0.42)		(1.29)		(1.43)	(0.40)
Net asset value end of period	$7.25		$9.35		$11.05		$13.56	$12.58
Total return	(20.22)%		(11.43)%		(9.50)%		19.85%	30.11%
Net assets end of period (000s)	$218,993		$259,926		$272,751		$230,412	$58,264
Ratio of expenses to average net assets	0.65	%(e)	0.67	%(c)(d)	0.65	%(b)	0.65%	0.65%
Ratio of net investment income to average net assets	2.69%		4.60%		5.86%		5.69%	5.30%
Portfolio turnover rate	192%		547%		350%		34%	61%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2001.
(e)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2002.

See accompanying notes

3

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$230,409
Foreign currency, at value	1,589
Receivable for investments sold	387
Unrealized appreciation on forward foreign currency contracts	45
Receivable for Portfolio shares sold	14
Interest and dividends receivable	773
Variation margin receivable	357
Unrealized appreciation on swap agreements	68
Other assets	1

233,643

Liabilities:
Payable for investments purchased	$12,060
Unrealized depreciation on forward foreign currency contracts	186
Due to Custodian	367
Written options outstanding	77
Payable for Portfolio shares redeemed	107
Accrued investment advisory fee	77
Accrued administration fee	19
Accrued servicing fee	30
Unrealized depreciation on swap agreements	934
Other liabilities	7

13,864

Net Assets	$219,779

Net Assets Consist of:
Paid in capital	$367,932
Undistributed net investment income	839
Accumulated undistributed net realized (loss)	(148,461)
Net unrealized (depreciation)	(531)

$219,779

Net Assets:
Institutional Class	$786
Administrative Class	218,993
Shares Issued and Outstanding:
Institutional Class	108
Administrative Class	30,204
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$7.27
Administrative Class	7.25

Cost of Investments Owned	$230,844

Cost of Foreign Currency Held	$1,533

See accompanying notes

4

Statement of Operations

StocksPLUS Growth and Income Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$7,751
Miscellaneous income	2

Total Income	7,753

Expenses:
Investment advisory fees	929
Administration fees	232
Distribution and/or servicing fees - Administrative Class	347
Trustees’ fees	30
Organization Costs	1

Total Expenses	1,539
Reimbursement by Manager	(20)

Net Expenses	1,519

Net Investment Income	6,234

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	503
Net realized (loss) on futures contracts, written options, and swaps	(57,873)
Net realized gain on foreign currency transactions	627
Net change in unrealized appreciation on investments	791
Net change in unrealized (depreciation) on futures contracts, written options, and swaps	(3,863)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(496)

Net (Loss)	(60,311)

Net Decrease in Assets Resulting from Operations	$(54,077)

See accompanying notes

5

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio

Amounts in thousands

	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,234	$11,694
Net realized (loss)	(56,743)	(54,530)
Net change in unrealized appreciation (depreciation)	(3,568)	9,909

Net decrease resulting from operations	(54,077)	(32,927)

Distributions to Shareholders:
From net investment income
Institutional Class	(21)	(8)
Administrative Class	(6,408)	(10,789)

Total Distributions	(6,429)	(10,797)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	847	147
Administrative Class	121,856	79,030
Issued as reinvestment of distributions
Institutional Class	21	8
Administrative Class	6,408	10,789
Cost of shares redeemed
Institutional Class	(76)	(6)
Administrative Class	(108,884)	(58,945)

Net increase resulting from Portfolio share transactions	20,172	31,023

Total Decrease in Net Assets	(40,334)	(12,701)

Net Assets:
Beginning of period	260,113	272,814
End of period*	$219,779	$260,113
*Including net undistributed investment income of:	$839	$473

See accompanying notes

6

Schedule of Investments

StocksPLUS Growth and Income Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 17.0%
Banking & Finance 10.7%
Bear Stearns Cos., Inc.
2.023% due 05/24/2004 (a)	$5,700	$5,726
CIT Group, Inc.
1.770% due 02/28/2003 (a)	900	900
5.625% due 05/17/2004	700	720
Finova Group, Inc.
7.500% due 11/15/2009 (b)	900	315
Ford Motor Credit Co.
1.695% due 06/02/2003 (a)	4,600	4,572
General Motors Acceptance Corp.
6.750% due 03/15/2003	1,500	1,511
1.905% due 05/16/2003 (a)	300	299
Heller Financial, Inc.
2.090% due 04/28/2003 (a)	400	400
National Rural Utilities Cooperative Finance Corp.
2.830% due 04/26/2004 (a)	2,100	2,108
Pemex Project Funding Master Trust
3.260% due 01/07/2005 (a)	3,900	3,904
Tyco SPARCS Trust
2.595% due 02/12/2003 (a)	3,000	2,790
Verizon Global Funding Corp.
5.750% due 04/01/2003	300	304

		23,549

Industrials 4.0%
Coastal Corp.
6.200% due 05/15/2004	2,000	1,721
Enron Corp.
8.000% due 08/15/2005 (b)	1,700	323
Limestone Electron Trust
8.625% due 03/15/2003	1,300	1,228
Park Place Entertainment Corp.
7.950% due 08/01/2003	1,430	1,461
R.J. Reynolds Tobacco Holdings, Inc.
7.375% due 05/15/2003	700	709
Walt Disney Co.
3.900% due 09/15/2003	1,200	1,214
Waste Management, Inc.
7.000% due 10/01/2004	300	314
Weyerhaeuser Co.
2.535% due 09/15/2003 (a)	1,700	1,702

		8,672

Utilities 2.3%
Entergy Arkansas, Inc.
7.720% due 03/01/2003	600	605
Entergy Gulf States, Inc.
2.625% due 06/02/2003 (a)	600	600
Georgia Power Co.
5.250% due 05/08/2003	900	909
Niagara Mohawk Power Co.
7.375% due 07/01/2003	529	542
Sprint Capital Corp.
5.700% due 11/15/2003	2,100	2,090
7.900% due 03/15/2005	400	404

		5,150

Total Corporate Bonds & Notes (Cost $39,324)		37,371

U.S. GOVERNMENT AGENCIES 6.9%
Fannie Mae
3.875% due 09/07/2004	3,000	3,014
4.650% due 09/17/2004	2,000	2,014
Freddie Mac
4.500% due 04/15/2005	10,000	10,080

Total U.S. Government Agencies (Cost $15,138)		15,108

U.S. TREASURY OBLIGATIONS 5.0%
Treasury Inflation Protected Securities (e)
3.625% due 01/15/2008 (c)	$10,100	$11,085

Total U.S. Treasury Obligation (Cost $10,176)		11,085

MORTGAGE-BACKED SECURITIES 28.5%
Collateralized Mortgage Obligations 18.0%
Bear Stearns Adjustable Rate Mortgage Trust
6.212% due 01/25/2032 (a)	603	608
5.381% due 01/25/2033 (a)	2,300	2,346
Countrywide Home Loans, Inc.
6.050% due 04/25/2029	11	11
CS First Boston Mortgage Securities Corp.
1.820% due 02/25/2032 (a)	1,271	1,271
2.170% due 03/25/2032 (a)	1,125	1,112
2.478% due 03/25/2032 (a)	2,617	2,589
5.744% due 05/25/2032 (a)	2,394	2,451
5.925% due 06/25/2032 (a)	518	529
6.169% due 06/25/2032 (a)	1,272	1,305
4.370% due 12/19/2039 (a)	975	985
DLJ Mortgage Acceptance Corp.
1.920% due 06/25/2026 (a)	346	347
Fannie Mae
8.000% due 05/01/2030	126	136
8.000% due 06/01/2030	126	136
Freddie Mac
5.750% due 12/15/2016	3,800	3,924
6.000% due 01/15/2029	2,314	2,374
GE Capital Mortgage Services, Inc.
6.500% due 12/25/2023	65	66
Headlands Mortgage Securities, Inc.
7.250% due 11/25/2027	163	163
Housing Securities, Inc.
2.510% due 07/25/2032 (a)	258	258
Morgan Stanley Dean Witter Capital I
5.500% due 04/25/2017	2,804	2,841
PNC Mortgage Securities Corp.
7.430% due 05/25/2040 (a)	144	145
Resecuritization Mortgage Trust
1.670% due 04/26/2021 (a)	45	45
Salomon Brothers Mortgage Securities VII, Inc.
6.053% due 12/25/2030 (a)	1,357	1,387
Structured Asset Mortgage Investments, Inc.
7.000% due 07/28/2028	2,230	1,822
Structured Asset Securities Corp.
1.680% due 10/25/2027 (a)	1,057	1,050
6.500% due 09/25/2031 (a)	3,390	3,495
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	540	547
5.500% due 01/31/2033	4,700	4,785
Washington Mutual, Inc.
6.005% due 10/19/2039 (a)	2,654	2,683

		39,411

Fannie Mae 6.1%
6.000% due 11/01/2016-01/21/2018 (d)	12,507	13,082
6.500% due 09/01/2005	102	104
8.000% due 09/01/2031	191	206

		13,392

Freddie Mac 0.1%
6.000% due 07/01/2016	300	314

Government National Mortgage Association 4.3%
4.500% due 05/20/2028 (a)	1,353	1,396
5.375% due 04/20/2024-04/20/2027 (a)(d)	3,232	3,325
5.750% due 08/20/2024 (a)	79	82
6.000% due 11/20/2029 (a)	939	962
7.000% due 02/15/2031	324	344
7.500% due 07/15/2030-12/15/2030 (d)	152	161
8.000% due 04/15/2027-02/15/2031 (d)	2,884	3,123
8.500% due 04/20/2030	47	51

		9,444

Total Mortgage-Backed Securities (Cost $62,051)		62,561

See accompanying notes

7

		Principal Amount (000s)	Value (000s)

ASSET-BACKED SECURITIES 5.8%
Advanta Equipment Receivables
7.560% due 02/15/2007		$1,501	$1,543
Countrywide Asset-Backed Certificates
1.640% due 05/25/2032 (a)		4,158	4,143
Green Tree Recreational, Equipment, & Consumer Trust
6.550% due 07/15/2028		98	99
Home Equity Mortgage Trust
1.750% due 11/25/2032 (a)		2,911	2,914
North Carolina State Education Authority
2.057% due 06/01/2009 (a)		3,558	3,566
Option One Mortgage Loan Trust
1.750% due 04/25/2030 (a)		445	440

Total Asset-Backed Securities (Cost $12,676)			12,705

SOVEREIGN ISSUES 0.5%
Republic of Brazil
3.062% due 04/15/2006 (a)		1,232	986
2.625% due 04/15/2009 (a)		153	100

Total Sovereign Issues (Cost $1,269)			1,086

FOREIGN CURRENCY-DENOMINATED ISSUES (f)(g) 0.2%
France Telecom S.A.
2.500% due 02/16/2003	EC	500	530

Total Foreign Currency-Denominated Issues (Cost $518)			530

PURCHASED PUT OPTIONS 0.0%
Eurodollar June Futures (OTC)
Strike @ 97.000 Exp. 06/16/2003		$37,000	1
PNC Mortgage Securities Corp. (OTC)
7.430% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005		1,300	0
S&P 500 Index March Futures (CME)
Strike @ 475.000 Exp. 03/21/2003		75	0

Total Purchased Put Options (Cost $19)			1

CONVERTIBLE BONDS & NOTES 3.2%
Banking & Finance 3.2%
Verizon Global Funding Corp.
4.250% due 09/15/2005		6,700	7,024

Total Convertible Bonds & Notes (Cost $6,736)			7,024

SHORT-TERM INSTRUMENTS 37.7%
Commercial Paper 31.9%
ABN AMRO Mortgage Corp.
1.320% due 02/10/2003		1,000	999
AT&T Corp.
3.605% due 04/18/2003		5,100	5,102
BP America, Inc.
1.750% due 01/16/2003		2,900	2,898
1.310% due 03/05/2003		3,600	3,592
1.320% due 03/05/2003		5,500	5,487
CDC
1.310% due 02/03/2003		4,800	4,794
Danske Corp.
1.320% due 02/19/2003		3,500	3,494
1.325% due 02/27/2003		6,000	5,988
1.325% due 03/05/2003		1,000	998
Eksportfinans ASA
1.250% due 02/21/2003		1,200	1,200
Fannie Mae
1.235% due 02/12/2003 (c)		10	10
1.240% due 02/12/2003 (c)		4,870	4,863
Federal Home Loan Bank
1.305% due 05/23/2003		$5,800	$5,770
HBOS Treasury Services PLC
1.350% due 03/05/2003		5,000	4,988
1.340% due 03/07/2003		3,000	2,993
Svenska Handelsbank, Inc.
1.320% due 03/24/2003		1,500	1,495
UBS Finance, Inc.
1.320% due 02/19/2003		4,500	4,492
1.320% due 03/05/2003		4,000	3,991
1.325% due 03/26/2003		2,000	1,994
Westpac Capital Corp.
1.335% due 03/25/2003		5,000	4,984

			70,132

Repurchase Agreement 3.0%
State Street Bank
1.050% due 01/02/2003 (Dated 12/31/2002. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $6,682. Repurchase proceeds are $6,550.)		6,550	6,550

U.S. Treasury Bills 2.8%
1.191% due 02/13/2003-02/20/2003 (c)(d)		6,265	6,256

Total Short-Term Instruments (Cost $82,937)			82,938

Total Investments 104.8% (Cost $230,844)			$230,409
Written Options (h)(0.0%) (Premiums $74)			(77)
Other Assets and Liabilities (Net) (4.8%)			(10,553)

Net Assets 100.0%			$219,779

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security. The rate listed is as of December 31, 2002.
(b) Security is in default.
(c) Securities with an aggregate market value of $21,207 have segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 96.750 (03/2003)	25	$11
Euribor Purchased Put Options Strike @ 95.250 (03/2003)	100	(1)
Euribor Written Put Options Strike @ 97.000 (06/2003)	144	78
Euribor Purchased Put Options Strike @ 95.125 (06/2003)	141	(2)
Euribor March Futures (03/2003)	24	77
Euribor June Futures (06/2003)	11	17
Euribor September Futures (09/2003)	22	9
S&P 500 Index (03/2003)	976	502
Eurodollar June Futures (06/2003)	37	168

		$859

See accompanying notes

8

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Principal amount of security is adjusted for inflation.

(f)	Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	EC	1,827	02/2003	$45	$0	$45
Sell	EC	3,675	02/2003	0	(186)	(186)

				$45	$(186)	$(141)

(g)	Principal amount denoted in indicated currency:

EC – Euro

(h)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put - CME S&P 500 Futures
Strike @ 850.000 Exp. 03/21/2003	9	$74	$77

(i)	Swap agreements outstanding at December 31, 2002:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 6.600% and the Portfolio will pay to the counterparty at par in the event of default of France Telecom 5.750% due 04/25/2007.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 06/27/2003	$2,000	$35
Receive a fixed rate equal to 0.340% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Citibank N.A., London
Exp. 06/13/2003	2,900	(2)
Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 05/19/2004	400	0
Receive a fixed rate equal to 5.000% and the Portfolio will pay to the counterparty at par in the event of default of Sprint Capital Corp. 7.625% due 01/30/2011
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 05/28/2004	5,000	33
Receive a fixed rate equal to 4.250% and the Portfolio will pay to the counterparty at par in the event of default of Dynegy Holdings, Inc. 8.125% due 03/15/2005.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 05/31/2003	1,500	(932)
Receive total return on S&P 500 Index and pay floating rate based on 1- month LIBOR plus 0.140%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 05/03/2003	4	0

		$(866)

See accompanying notes

9

Notes to Financial Statements

December 31, 2002

1.     Organization

          The StocksPLUS Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securitieswith similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income.  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency.  The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

10

          Multiclass Operations.  Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes.  The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions.  The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts.  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlyinginstrument.  When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Forward Currency Transactions.  The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

11

          Swap Agreements.  The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements.  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee.  Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

          Administration Fee.  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

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          Servicing Fee.  PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses.  The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

StocksPLUS Growth and Income Portfolio	0.50%	0.65%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

          Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio’s commencement of operations.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

StocksPLUS Growth and Income Portfolio	$239,461	$299,403	$88,517	$63,674

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

StocksPLUS Growth and Income Portfolio

Premium

Balance at 12/31/2001	$912
Sales	2,595
Closing Buys	(647)
Expirations	(2,786)
Exercised	0

Balance at 12/31/2002	$74

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6.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)

StocksPLUS Growth and Income Portfolio	$784	$0	$(671)	$0	$(145,615)	$(2,207)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.

(2)	Capital loss carryovers expire in varying amounts through December 31, 2010.

(3)	Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)

StocksPLUS Growth and Income Portfolio	$230,853	$2,091	$(2,535)	$(444)

(4)	Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

StocksPLUS Growth and Income Portfolio	$6,429	$0	$0

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	StocksPLUS Growth and Income Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	95	$847	14	$147
Administrative Class	15,080	121,856	8,079	79,030
Issued as reinvestment of distributions
Institutional Class	3	21	1	8
Administrative Class	823	6,408	1,177	10,789
Cost of shares redeemed
Institutional Class	(10)	(76)	(1)	(6)
Administrative Class	(13,486)	(108,884)	(6,160)	(58,945)

Net increase resulting from Portfolio share transactions	2,505	$20,172	3,110	$31,023

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

StocksPLUS Growth and Income Portfolio
Institutional Class	1	100
Administrative Class	2	89

14

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of StocksPLUS Growth and Income Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the StocksPLUS Growth and Income Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

15

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1] Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

16

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

17

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEW PORT CENTER DRIVE , SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
EMERGING MARKETS BOND PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Emerging Markets Bond Portfolio (Administrative Class)	2	7-8

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Emerging Markets Bond Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	6.3 years	$32.8 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	9/30/2002	Mohamed A. El-Erian
Primarily emerging market fixed income securities.

COUNTRY ALLOCATION*                                 QUALITY BREAKDOWN*

*% of Total Investments as of December 31, 2002

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Investing in emerging market securities imposes even greater risks including smaller capitalization of securities markets, which can experience illiquidity, price volatility, foreign restrictions, and repatriation of investment income and capital.

PORTFOLIO INSIGHTS

•

On September 30, 2002, we introduced the Emerging Markets Bond Portfolio which will be actively managed and benchmarked against the J.P. Morgan Emerging Markets Bond Index Global (formerly managed against the J.P. Morgan Emerging Markets Index Plus) and typically seeks a higher average credit quality.

•	Since inception, the Portfolio’s Administrative Class generated a return of 16.65%.

•	Emerging Markets have had a very volatile year, reflecting fluid global economic conditions and uncertainties regarding policy continuity due to the heavy election calendar.

•	Within the asset class, individual credit dispersion remained high, though overall spread levels have partially normalized from the previous quarter.

•	The main factors behind the fourth quarter rally were lower global risk aversion, normalization of credit markets and conclusion of key elections particularly in Brazil, Turkey and Ecuador.

•	Holdings of anchor credits such as Mexico, Panama, Qatar and Tunisia added to performance for the quarter.

•	An overweight in high beta credits such as Brazil and Ecuador was a significant positive for performance following watershed elections and signs of prudent policy continuity.

•	Avoiding weak fundamental credits such as Argentina, Venezuela and the Philippines added to relative performance as financial and economic fragilities deepened.

•	Our strategy of avoiding Turkey detracted from performance amid post-election exuberance and expectations for further international financial assistance.

2

Financial Highlights

Emerging Markets Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	09/30/2002–12/31/2002

Net asset value beginning of period	$10.00
Net investment income (a)	0.18
Net realized/unrealized gain (loss) on investments (a)	1.48
Total income from investment operations	1.66
Dividends from net investment income	(0.18)
Distributions from net realized capital gains	0.00
Total distributions	(0.18)
Net asset value end of period	$11.48
Total return	16.65%
Net assets end of period (000s)	$32,767
Ratio of expenses to average net assets	1.02	%*(b)(c)
Ratio of net investment income to average net assets	6.58	%*
Portfolio turnover rate	91%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.00%.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.11%.

See accompanying notes

3

Statement of Assets and Liabilities

Emerging Markets Bond Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$47,216
Cash	13
Receivable for investments sold	1,430
Receivable for Portfolio shares sold	45
Interest and dividends receivable	920

49,624

Liabilities:
Payable for investments purchased	$8,924
Payable for financing transactions	7,015
Payable for short sale	856
Written options outstanding	6
Accrued investment advisory fee	12
Accrued administration fee	11
Accrued servicing fee	11
Other liabilities	22

16,857

Net Assets	$32,767

Net Assets Consist of:
Paid in capital	$29,586
Undistributed net investment income	920
Accumulated undistributed net realized (loss)	(16)
Net unrealized appreciation	2,277

$32,767

Net Assets:
Administrative Class	$32,767
Shares Issued and Outstanding:
Administrative Class	2,855
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Administrative Class	$11.48
Cost of Investments Owned	$44,899

See accompanying notes

4

Statement of Operations

Emerging Markets Bond Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$547

Total Income	547

Expenses:
Investment advisory fees	32
Administration fees	29
Distribution and/or servicing fees — Administrative Class	11
Organization costs	6
Interest expense	1

Total Expenses	79
Reimbursement by Manager	(6)
Net Expenses	73

Net Investment Income	474

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	904
Net change in unrealized appreciation on investments	2,277

Net Gain	3,181

Net Increase in Assets Resulting from Operations	$3,655

See accompanying notes

5

Statements of Changes in Net Assets

Emerging Markets Bond Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Period from September 30, 2002 to December 31, 2002

Operations:
Net investment income	$474
Net realized gain	904
Net change in unrealized appreciation	2,277

Net increase resulting from operations	3,655

Distributions to Shareholders:
From net investment income
Administrative Class	(474)

Total Distributions	(474)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	30,695
Issued as reinvestment of distributions
Administrative Class	473
Cost of shares redeemed
Administrative Class	(1,582)

Net increase resulting from Portfolio share transactions	29,586

Total Increase in Net Assets	32,767

Net Assets:
Beginning of period	0
End of period*	$32,767
*Including net undistributed investment income of:	$920

See accompanying notes

6

Schedule of Investments

Emerging Markets Bond Portfolio

December 31, 2002

	Principal Amount (000s)	Value (000s)

BRAZIL 26.6%
Republic of Brazil
2.562% due 04/15/2006 (a)	$2,274	$1,819
3.062% due 04/15/2006 (a)	140	112
11.500% due 03/12/2008	910	694
8.000% due 04/15/2014	3,977	2,615
3.062% due 04/15/2024 (a)	130	78
6.000% due 04/15/2024	150	97
11.000% due 08/17/2040 (a)	5,290	3,301

Total Brazil (Cost $7,460)		8,716

BULGARIA 2.6%
Republic of Bulgaria
2.687% due 07/28/2011 (a)	718	666
2.687% due 07/28/2012 (a)	114	108
2.687% due 07/28/2024 (a)	100	95

Total Bulgaria (Cost $855)		869

CHILE 2.3%
Republic of Chile
6.875% due 04/28/2009	150	165
7.125% due 01/11/2012	525	591

Total Chile (Cost $726)		756

CROATIA 0.2%
Republic of Croatia
2.687% due 07/31/2010 (a)	65	65

Total Croatia (Cost $65)		65

ECUADOR 2.2%
Republic of Ecuador
6.000% due 08/15/2030	1,710	710

Total Ecuador (Cost $645)		710

MALAYSIA 3.3%
Republic of Malaysia
7.500% due 07/15/2011 (b)	930	1,071

Total Malaysia (Cost $1,064)		1,071

MEXICO 22.6%
United Mexican States
8.500% due 02/01/2006	290	329
8.375% due 01/14/2011 (b)	1,180	1,334
6.250% due 12/31/2019 (b)	1,550	1,529
6.250% due 12/31/2019	500	493
8.000% due 09/24/2022	500	519
8.300% due 08/15/2031 (b)	3,020	3,194

Total Mexico (Cost $7,060)		7,398

MOROCCO 0.9%
Kingdom of Morocco
2.562% due 01/05/2009	325	290

Total Morocco (Cost $290)		290

PANAMA 6.6%
Republic of Panama
8.250% due 04/22/2008	200	$208
9.625% due 02/08/2011	125	137
9.375% due 07/23/2012	720	775
9.375% due 01/16/2023	1,020	1,053

Total Panama (Cost $2,052)		2,173

PERU 5.7%
Republic of Peru
9.125% due 02/21/2012	1,900	1,860

Total Peru (Cost $1,604)		1,860

POLAND 0.8%
Republic of Poland
3.750% due 10/27/2024	300	252

Total Poland (Cost $246)		252

RUSSIA 21.0%
Russian Federation
5.000% due 03/31/2030	8,680	6,892

Total Russia (Cost $6,710)		6,892

SOUTH AFRICA 0.4%
Republic of South Africa
7.375% due 04/25/2012	130	141

Total South Africa (Cost $137)		141

TUNISIA3.1%
Banque Centrale De Tunisia
7.375% due 04/25/2012	980	1,036

Total Tunisia (Cost $1,002)		1,036

UNITED STATES 0.5%
Corporate Bonds & Notes 0.5%
Pemex Project Funding Master Trust
7.375% due 12/15/2014	150	154

Total United States (Cost $148)		154

SHORT-TERM INSTRUMENTS 45.3%
Commercial Paper 45.0%
BP America, Inc.
1.220% due 01/02/2003	900	898
Danske Corp.
1.315% due 03/05/2003	900	898
Eksportfinans ASA
1.325% due 02/21/2003	400	399
Fannie Mae
1.290% due 05/14/2003	5,700	5,672
Freddie Mac
1.280% due 03/13/2003	4,500	4,488
HBOS Treasury Services PLC
1.330% due 03/11/2003	900	898
National Australia Funding, Inc.
1.410% due 01/02/2003	100	100
Svenska Handelsbank, Inc.
1.320% due 03/24/2003	300	299
UBS Finance (de) LLC
1.320% due 02/19/2003	800	799

See accompanying notes

7

	Principal Amount (000s)	Value (000s)
Westpac Capital Corp.
1.340% due 03/25/2003	$300	$299

		14,750

Repurchase Agreement 0.3%
State Street Bank
1.050% due 01/02/2003	83	83
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 5.375% due 05/15/2009 valued at $88. Repurchase proceeds are $83.)

Total Short-Term Instruments (Cost $14,835)		14,833
Total Investments 144.1% (Cost $44,899)		$47,216
Written Options (c) (0.0%) (Premiums $6)		(6)

Other Assets and Liabilities (Net) (44.1%)		(14,443)

Net Assets 100.0%		$32,767

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of December 31, 2002.

(b)	Security, or a portion thereof, subject to financing transaction.

(c)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put - OTC 3 Month LIBOR Interest Rate Swap Strike @ 7.000 Exp. 01/07/2005	500,000	$6	$6

(d)	Short sales open at December 31, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Strips(PO)	0.000	08/15/2019	$2,000	$856	$816

See accompanying notes

8

Notes to Financial Statements

December 31, 2002

1.      Organization

          The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 2002.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily marke quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income.  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency.  The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

          Multiclass Operations.  Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

9

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan.

          Options Contracts.  the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

10

          Repurchase Agreements.  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

          Short Sales.  The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee.  Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.45%.

          Administration Fee.  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.40%.

          Servicing Fee.  PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses.  The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of organizational expenses or the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class

Emerging Markets Bond Portfolio	1.00%

PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.     Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Emerging Markets Bond Portfolio	$815	$815	$56,331	$27,204

11

5.     Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

Emerging Markets Bond Portfolio

Premium

Balance at 09/30/2002	$0
Sales	6
Closing Buys	0
Expirations	0
Exercised	0

Balance at 12/31/2002	$6

6.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral

Emerging Markets Bond Portfolio	$926	$0	$(40)	$(6)	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.

(2)	Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

          As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)

Emerging Markets Bond Portfolio	$44,915	$2,303	$(2)	$2,301

(3)	Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals for federal income tax purposes.

          For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

Emerging Markets Bond Portfolio	$474	$0	$0

12

7.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Emerging Markets Bond Portfolio

	Period from 09/30/2002 to 12/31/2002

	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0
Administrative Class	2,953	30,695
Issued as reinvestment of distributions
Institutional Class	0	0
Administrative Class	42	473
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(140)	(1,582)

Net increase resulting from Portfolio share transactions	2,855	$29,586
______

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Emerging Markets Bond Portfolio
Administrative Class	1	96

13

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Emerging Markets Bond Portfolio

.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion

PricewaterhouseCoopers LLP Kansas City, Missouri February 20, 2003

14

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds:, Global Investors Series plc; Director, PIMCO Global Advisors (Ireland Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust.)

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1]	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

15

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

16

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE , SUITE 300
NEW PORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
FOREIGN BOND PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Foreign Bond Portfolio (Administrative Class)	2	8-12

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that US and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful US Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad US bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the US As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

Foreign Bond Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum total return, consistent with preservation of capital and prudent investment management.	4.5 years	$16.8 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	2/16/1999	Michael R. Asay
Primarily intermediate maturity, hedged non-U.S. fixed income securities.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	1 Year	3 Years*	Since Inception*
Foreign Bond Portfolio Administrative Class	8.19%	8.05%	5.96%
J.P. Morgan Non-U.S. Index (Hedged)	7.01%	7.58%	—

* Annualized (all portfolio returns are net of fees and expenses)

COUNTRY ALLOCATION*                               QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2002
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio’s Administrative Class inception on 2/16/1999, compared to the JP Morgan Non-U.S. Index (Hedged), an unmanaged market index. It is not possible to invest directly in the Index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks may be enhanced when investing in emerging markets.

PORTFOLIO INSIGHTS

•	The Foreign Bond Portfolio Administrative Class returned 8.19% for the 12-month period ended December 31, 2002, outperforming the 7.01% return of the benchmark JP Morgan Non-U.S. Index (Hedged).

•	An underweight in Japan on a duration-weighted basis was positive as investors sold Japanese Government Bonds anticipating greater government debt issuance.

•	An overweight in core Euroland bonds relative to US Treasuries detracted from returns as weak equity markets and geopolitical turmoil led to increased demand for US Treasuries.

•	An overweight in the euro was a strong positive gaining 18% versus the US dollar amid concerns of war with Iraq and declining US economic prospects.

•	Emphasizing global mortgages added to returns as investor demand for their combination of high quality and relatively high yields sustained valuations.

•

Modest holdings of emerging markets bonds were a positive as these securities rebounded strongly during the fourth quarter amid a reduction in global risk premiums and increased confidence in Brazil’s newly elected president.

•	Modest holdings of real return bonds helped returns, as these securities outperformed conventional Treasuries.

Financial Highlights

Foreign Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002		12/31/2001		12/31/2000	02/16/1999 - 12/31/1999

Net asset value beginning of period	$9.69		$9.40		$9.42	$10.00
Net investment income (a)	0.35		0.40		0.51	0.41
Net realized/unrealized gain (loss) on investments (a)	0.43		0.30		0.25	(0.49)
Total income (loss) from investment operations	0.78		0.70		0.76	(0.08)
Dividends from net investment income	(0.36)		(0.41)		(0.52)	(0.41)
Distributions from net realized capital gains	(0.04)		0.00		(0.26)	(0.09)
Tax basis return of capital	0.00		0.00		0.00	0.00
Total distributions	(0.40)		(0.41)		(0.78)	(0.50)
Net asset value end of period	$10.07		$9.69		$9.40	$9.42
Total return	8.19%		7.59%		8.36%	(0.78)%
Net assets end of period (000s)	$16,776		$4,856		$924	$5,215
Ratio of expenses to average net assets	0.92	%(e)(f)	0.90	(d)%	0.90%	1.10	%(b)(c)*
Ratio of net investment income to average net assets	3.57%		4.17%		5.38%	4.83	%*
Portfolio turnover rate	321%		285%		306%	285%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25% for the period ended December 31, 1999.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.91% for the period ended December 31, 2001.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(f)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.94% for the period ended December 31, 2002

See accompanying notes

Statement of Assets and Liabilities

Foreign Bond Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$28,144
Cash	3
Foreign currency, at value	332
Receivable for investments sold	6,764
Unrealized appreciation on forward foreign currency contracts	24
Receivable for Portfolio shares sold	40
Interest and dividends receivable	424
Variation margin receivable	1
Swap premiums paid	14
Unrealized appreciation on swap agreements	78

35,824

Liabilities:
Payable for investments purchased	$2,031
Unrealized depreciation on forward foreign currency contracts	284
Payable for financing transactions	9,426
Payable for short sales	6,855
Written options outstanding	69
Payable for Portfolio shares redeemed	39
Accrued investment advisory fee	3
Accrued administration fee	7
Accrued servicing fee	2
Variation margin payable	1
Swap premiums received	80
Unrealized depreciation on swap agreements	206
Other liabilities	33

19,036

Net Assets	$16,788

Net Assets Consist of:
Paid in capital	$16,119
(Overdistributed) net investment income	(497)
Accumulated undistributed net realized (loss)	(471)
Net unrealized appreciation	1,637

$16,788

Net Assets:
Institutional Class	$12
Administrative Class	16,776
Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	1,665
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.07
Administrative Class	10.07

Cost of Investments Owned	$25,846

Cost of Foreign Currency Held	$322

See accompanying notes

Statement of Operations

Foreign Bond Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest, net of foreign taxes	$442
Dividends, net of foreign taxes	11

Total Income	453

Expenses:
Investment advisory fees	25
Administration fees	50
Distribution and/or servicing fees - Administrative Class	15
Trustees’ fees	1
Interest expense	2

Total Expenses	93
Reimbursement by Manager	(1)

Net Expenses	92

Net Investment Income	361

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(155)
Net realized (loss) on futures contracts, written options, and swaps	(76)
Net realized (loss) on foreign currency transactions	(1,092)
Net change in unrealized appreciation on investments	2,371
Net change in unrealized (depreciation) on futures contracts, written options, and swaps	(18)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(511)

Net Gain	519

Net Increase in Assets Resulting from Operations	$880

See accompanying notes

Statements of Changes in Net Assets

Foreign Bond Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31,2002	Year Ended December 31,2001

Operations:
Net investment income	$361	$282
Net realized gain (loss)	(1,323)	215
Net change in unrealized appreciation (depreciation)	1,842	(14)

Net increase resulting from operations	880	483

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	(182)
Administrative Class	(353)	(98)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(61)	0
Tax basis return of capital
Institutional Class	0	0
Administrative Class	(4)	0

Total Distributions	(420)	(280)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	19,462	5,854
Issued as reinvestment of distributions
Institutional Class	3	182
Administrative Class	417	98
Cost of shares redeemed
Institutional Class	(930)	(4,589)
Administrative Class	(8,415)	(2,066)

Net increase (decrease) resulting from Portfolio share transactions	10,537	(521)

Total Increase (Decrease) in Net Assets	10,997	(318)

Net Assets:
Beginning of period	5,791	6,109
End of period*	$16,788	$5,791
* Including net undistributed (overdistributed) investment income of:	$(497)	$386

See accompanying notes

Statement of Cash Flows

Foreign Bond Portfolio

December 31, 2002

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities:
Sales of Portfolio shares	$19,491
Redemptions of Portfolio shares	(9,506)
Cash distributions paid	0
Proceeds from financing transactions	5,150
Net increase from financing activities	15,135
Operating Activities:
Purchases of long-term securities and foreign currency	(67,850)
Proceeds from sales of long-term securities and foreign currency	54,969
Purchases of short-term securities (net)	(2,085)
Net investment income	361
Change in other receivables/payables (net)	(610)
Net (decrease) from operating activities	(15,215)

Net (Decrease) in Cash and Foreign Currency	(80)

Cash and Foreign Currency:
Beginning of period	415
End of period	$335

See accompanying notes

Schedule of Investments

Foreign Bond Portfolio

December 31, 2002

	Principal Amount (000s)		Value (000s)

AUSTRALIA 0.8%
Crusade Global Trust
1.730% due 05/15/2021 (a)		$40	$40
Medallion Trust
1.993% due 07/12/2031 (a)		47	47
National Australia Bank Ltd.
2.045% due 05/19/2010 (a)		50	50

Total Australia (Cost $137)			137

BRAZIL 0.3%
Republic of Brazil
2.562% due 04/15/2006 (a)		$56	45

Total Brazil (Cost $54)			45

CANADA (g)(h) 2.0%
Commonwealth of Canada
5.500% due 06/01/2009	C$	200	134
5.500% due 06/01/2010		300	201

Total Canada (Cost $329)			335

DENMARK (g)(h) 0.8%
Nykredit
6.000% due 10/01/2029	DK	942	136

Total Denmark (Cost $103)			136

FRANCE (g)(h) 4.0%
France Telecom S.A.
1.022% due 07/16/2003 (a)	JY	10,000	84
Republic of France
6.000% due 04/25/2004	EC	310	338
4.000% due 04/25/2009		80	85
4.000% due 10/25/2009		30	32
5.500% due 04/25/2010		110	127

Total France (Cost $546)			666

GERMANY (g)(h) 58.9%
Depfa Pfandbriefbank
4.750% due 07/15/2008	EC	20	22
5.750% due 03/04/2009		20	23
Kreditanstalt fuer Wiederaufbau
3.500% due 11/15/2005		100	105
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		30	34
Landesbank NRW
4.750% due 09/28/2007		20	22
Republic of Germany
6.500% due 10/14/2005 (b)		2,200	2,521
6.000% due 01/05/2006 (b)		3,200	3,637
5.000% due 02/17/2006		300	333
6.250% due 04/26/2006 (b)		600	690
5.250% due 01/04/2008		410	465
4.500% due 07/04/2009 (b)		200	218
5.375% due 01/04/2010 (b)		400	458
5.250% due 07/04/2010 (b)		300	341
5.250% due 01/04/2011 (b)		100	114
6.500% due 07/04/2027 (b)		590	765
4.750% due 07/04/2028		30	31
5.500% due 01/04/2031 (b)		100	115

Total Germany (Cost $8,514)			9,894

ITALY (g)(h) 8.1%
First Italian Auto Transaction
3.720% due 07/12/2008 (a)	EC	70	$73
Republic of Italy
9.500% due 02/01/2006 (b)		400	498
4.500% due 05/01/2009 (b)		360	392
4.250% due 11/01/2009 (b)		60	64
5.500% due 11/01/2010 (b)		110	126
Seashell Securities PLC
3.550% due 10/25/2028 (a)		200	210

Total Italy (Cost $1,115)			1,363

JAPAN (g)(h) 8.8%
Government of Japan
1.900% due 12/20/2010 (b)	JY	48,000	443
1.500% due 12/20/2011 (b)		107,000	956
Japan Financial Corp.
5.875% due 03/14/2011		$80	88

Total Japan (Cost $1,394)			1,487

MEXICO 0.4%
Bancomext Trust
8.000% due 08/05/2003		$10	10
Petroleos Mexicanos
8.850% due 09/15/2007		20	23
9.375% due 12/02/2008		30	35

Total Mexico (Cost $58)			68

NETHERLANDS (g)(h) 1.4%
Kingdom of Netherlands
6.000% due 01/15/2006	EC	200	228

Total Netherlands (Cost $197)			228

NEW ZEALAND (g)(h) 0.3%
Commonwealth of New Zealand
4.500% due 02/15/2016 (c)	N $	86	54

Total New Zealand (Cost $47)			54

PANAMA 0.2%
Republic of Panama
9.375% due 01/16/2023		$40	41

Total Panama (Cost $39)			41

PERU 0.4%
Republic of Peru
9.125% due 02/21/2012		$30	29
4.500% due 03/07/2017 (a)		39	31

Total Peru (Cost $57)			60

SPAIN (g)(h) 1.6%
Kingdom of Spain
4.950% due 07/30/2005	EC	30	33
5.150% due 07/30/2009 (a)		110	124
4.000% due 01/31/2010		100	105

Total Spain (Cost $217)			262

See accompanying notes

	Principal Amount (000 s)		Value (000 s)

SUPRANATIONAL (g)(h) 0.4%
Eurofima
4.750% due 07/07/2004	SK	600	$69

Total Supranational (Cost $68)			69

SWEDEN (g)(h) 0.3%
Kingdom of Sweden
5.000% due 01/28/2009	SK	400	47

Total Sweden (Cost $40)			47

UNITED KINGDOM (g)(h) 7.0%
British Telecom PLC
2.705% due 12/15/2003 (a)		$50	50
Haus Ltd.
3.224% due 12/14/2037 (a)	EC	90	95
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)		40	44
1.625% due 11/29/2049 (a)		$100	81
United Kingdom Gilt
7.250% due 12/07/2007 (b)	BP	500	914

Total United Kingdom (Cost $1,136)			1,184

UNITED STATES (g)(h) 55.7%
Asset-Backed Securities 4.0%
Ameriquest Mortgage Securities, Inc.
1.740% due 06/15/2030 (a)		$18	18
AMRESCO Residential Securities Mortgage Loan Trust
1.890% due 06/25/2029 (a)		12	12
CS First Boston Mortgage Securities Corp.
1.680% due 12/15/2030 (a)		26	26
First Alliance Mortgage Loan Trust
1.650% due 12/20/2027 (a)		12	12
Household Mortgage Loan Trust
1.688% due 05/20/2032 (a)		83	83
Long Beach Auto Receivables Trust
3.114% due 03/13/2005 (a)		54	54
MLCC Mortgage Investors, Inc.
1.800% due 03/15/2025 (a)		50	50
Morgan Stanley Dean Witter Capital I
1.750% due 07/25/2032 (a)		91	91
Novastar Home Equity Loan
1.695% due 04/25/2028 (a)		22	22
1.700% due 01/25/2031 (a)		38	38
Providian Home Equity Loan Trust
1.710% due 06/25/2025 (a)		22	22
Residential Asset Securities Corp.
1.630% due 07/25/2032 (a)		143	143
Residential Funding Mortgage Securities II, Inc.
1.610% due 08/25/2014 (a)		6	6
Salomon Brothers Mortgage Securities VII, Inc.
1.740% due 06/25/2032 (a)		87	87

			664

Convertible Bonds & Notes 0.4%
Verizon Global Funding Corp.
5.750% due 04/01/2003		70	71

Corporate Bonds & Notes 3.9%
AOL Time Warner, Inc.
5.625% due 05/01/2005		100	102
AT&T Corp.
5.092% due 11/21/2003 (a)	EC	100	104
CIT Group, Inc.
5.625% due 05/17/2004		$60	62
DaimlerChrysler North America Holding Corp.
6.400% due 05/15/2006		60	65
Ford Motor Credit Co.
1.000% due 12/22/2003	JY	1,000	8
General Motors Acceptance Corp.
6.875% due 09/09/2004	BP	75	$120
JP Morgan & Co., Inc.
3.123% due 02/15/2012 (a)		$10	10
KFW International Finance, Inc.
1.750% due 03/23/2010	JY	11,000	101
Kinder Morgan, Inc.
6.450% due 03/01/2003		$20	20
Pfizer, Inc.
0.800% due 03/18/2008	JY	6,000	51
Sprint Capital Corp.
5.875% due 05/01/2004		$10	10

			653

Mortgage-Backed Securities 22.2%
ABN AMRO Mortgage Corp.
6.500% due 01/25/2032		46	46
Bear Stearns Adjustable Rate Mortgage Trust
6.842% due 02/25/2031 (a)		11	11
6.212% due 01/25/2032 (a)		32	32
Bear Stearns ALT-A Trust
5.700% due 03/25/2032 (a)		100	101
Countrywide Home Loans, Inc.
6.500% due 08/25/2032 (a)		65	66
CS First Boston Mortgage Securities Corp.
1.640% due 06/25/2032 (a)		45	45
1.760% due 07/25/2032 (a)		71	71
2.360% due 08/25/2033 (a)		98	98
Fannie Mae
1.770% due 01/25/2016 (a)		84	84
5.500% due 01/14/2033		1,000	1,020
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030		31	32
Freddie Mac
5.125% due 01/15/2012	EC	100	111
1.870% due 10/15/2024 (a)		$100	100
4.868% due 02/01/2029 (a)		92	96
Government National Mortgage Association
5.375% due 04/20/2028 (a)		12	13
6.000% due 02/15/2029		57	60
5.000% due 04/20/2030 (a)		32	33
5.000% due 05/20/2030 (a)		37	38
4.250% due 06/20/2030 (a)		70	72
6.000% due 01/22/2033 (a)		1,000	1,040
JP Morgan Chase Commercial Mortgage Finance Corp.
1.700% due 04/15/2010 (a)		24	24
Residential Funding Mortgage Securities I, Inc.
6.250% due 02/25/2032		2	2
Residential Mortgage Securities
1.765% due 05/12/2032 (a)		47	47
Sequoia Mortgage Trust
1.720% due 08/20/2032 (a)		97	97
Structured Asset Mortgage Investments, Inc.
1.750% due 09/19/2032 (a)		98	98
Structured Asset Securities Corp.
1.710% due 01/25/2033 a		82	82
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)		45	46
5.100% due 10/25/2032 (a)		89	92
Wells Fargo Mortgage-Backed Securities Trust
4.954% due 09/25/2032 (a)		64	66

			3,723

Preferred Security 1.2%
DG Funding Trust
4.048% due 12/29/2049 (a)		20	206

See accompanying notes

	Principal Amount (000s)		Value (000s)

US Government Agencies 6.9%
Fannie Mae
3.810% due 04/30/2004		$100	$101
4.250% due 10/25/2004		100	101
Federal Home Loan Bank
4.375% due 08/15/2007		100	102
Freddie Mac
3.875% due 06/27/2005		100	101
6.530% due 11/26/2012		300	339
4.750% due 01/15/2013	EC	80	85
Tennessee Valley Authority
4.875% due 12/15/2016		$300	323

			1,152

US Treasury Obligations 17.1%
Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (d)		114	124
3.625% due 01/15/2008		1,010	1,109
3.625% due 04/15/2028		112	131
US Treasury Bonds
7.500% due 11/15/2016		100	131
8.125% due 08/15/2019		200	279
6.250% due 08/15/2023		800	940
US Treasury Strips (PO)
0.000% due 08/15/2020		400	161

			2,875

Total United States (Cost $9,070)			9,344

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 97.500 Exp. 03/17/2003		$8,000	0
Eurodollar March Futures (CME)
Strike @ 95.750 Exp. 03/17/2003		4,000	0
Japanese Government Bond (OTC)
1.500% due 12/20/2011
Strike @ 86.000 Exp. 04/03/2003	JY	155,000	0
Japanese Government Bond March Futures (OTC)
Strike @ 125.000 Exp. 03/03/2003		100,000	0
Republic of Germany (OTC)
4.125% due 07/04/2008
Strike @ 90.000 Exp. 04/01/2003	EC	400	0
Republic of Germany (OTC)
6.000% due 01/05/2006
Strike @ 97.500 Exp. 03/01/2003		2,200	0
Republic of Germany March Futures (OTC)
Strike @ 99.000 Exp. 03/03/2003		2,900	0
Republic of Germany March Futures (OTC)
Strike @ 98.000 Exp. 03/03/2003		500	0
US Treasury Note March Futures (CBOT)
Strike @ 102.000 Exp. 02/22/2003		$200	0
US Treasury Note March Futures (CBOT)
Strike @ 97.000 Exp. 02/22/2003		500	0

Total Purchased Put Options (Cost $1)			0

SHORT-TERM INSTRUMENTS 16.2%
Commercial Paper 11.9%
Fannie Mae
1.240% due 02/12/2003 (d)		$15	15
GlaxoSmithKline PLC
1.320% due 02/24/2003		400	399
HBOS Treasury Services PLC
1.325% due 02/12/2003		200	200
1.770% due 03/27/2003		500	498
National Australia Funding, Inc.
1.410% due 01/02/2003		200	200
UBS Finance LLC
1.330% due 02/19/2003		500	499
Westpac Capital Corp.
1.340% due 03/25/2003		200	199

			2,010

Repurchase Agreement 2.7%
State Street Bank
1.050% due 01/02/2003		$449	$449

(Dated 12/31/2002. Collateralized by Fannie Mae 3.500% due 06/17/2004 valued at $460. Repurchase proceeds are $449.)
US Treasury Bills 1.6%
1.204% due 02/13/2003-02/20/2003(d)(e)		265	265

Total Short-Term Instruments (Cost $2,724)			2,724

Total Investments 167.6% (Cost $25,846)			$28,144
Written Options (f) (0.4%) (Premiums $76)			(69)
Other Assets and Liabilities (Net) (67.2%)			(11,287)

Net Assets 100.0%			$16,788

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security. The rate listed is as of December 31, 2002. (b) Security, or a portion thereof, subject to financing transaction.

(b) Security, or a portion thereof, subject to financing transaction.

(c) Principal amount of security is adjusted for inflation

(d) Securities with an aggregate market value of $154 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 96.750 (03/2003)	5	$1
Euribor Purchased Put Options Strike @ 96.625 (03/2003)	5	0
Euro-Bund Purchased Put Options Strike @ 102.500 (03/2003)	10	0
Euro-Bobl 5 Year Note (03/2003)	29	64
Euro-Bund 10 Year Note (03/2003)	5	14
Government of Japan 10 Year Note (03/2003)	1	5
Eurodollar September Futures (09/2003)	12	27
US Treasury 5 Year Note (03/2003)	10	(18)
US Treasury 10 Year Note (03/2003)	11	18

		$111

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/20/2003	300,000	$14	$3
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 5.650 Exp. 11/19/2003	300,000	10	29
Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 09/23/2005	600,000	22	17
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 09/23/2005	600,000	16	10
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.500 Exp. 03/24/2003	490,000	4	1

See accompanying notes

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 10/20/2003	300,000	$4	$5
Put - CBOT US Treasury Note March Futures
Strike @ 108.000 Exp. 02/22/2003	2	1	0
Call - CBOT US Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003	2	2	1
Call - CBOT US Treasury Note March Futures
Strike @ 118.000 Exp. 02/22/2003	8	3	3
Call & Put - OTC % US Dollar Forward Delta/Neutral
Straddle vs. Japanese Yen
Strike and Premium determined on 12/18/2007,
based on an implied volatility parameter of
18.5% Exp. 12/18/2012	80,000	0	0

		$76	$69

(g)	Foreign forward currency contracts outstanding at December 31, 2002

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealize Appreciation	Unrealized(Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BP	20	01/2003	$0	$0	$0
Sell		102	01/2003	0	(2)	(2)
Sell	C$	523	01/2003	0	(2)	(2)
Sell	DK	1,082	03/2003	0	(6)	(6)
Buy	EC	70	01/2003	2	0	2
Sell		5,402	01/2003	0	(235)	(235)
Buy	H$	114	01/2003	0	0	0
Buy	JY	53,347	02/2003	22	0	22
Sell		87,066	02/2003	0	(33)	(33)
Sell	N$	109	02/2003	0	(2)	(2)
Sell	SK	1,062	03/2003	0	(4)	(4)

				$24	$(284)	$(260)

(h)					Principal amount denoted in indicated currency:

A$	–	Australian Dollar
BP	–	British Pound
C$	–	Canadian Dollar
DK	–	Danish Krone
EC	–	Euro
H$	–	Hong Kong Dollar
JY	–	Japanese Yen
N$	–	New Zealand Dollar
SK	–	Swedish Krona

i)	Swap agreements outstanding at December 31, 2002

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month Australian
Bank Bill and pay a fixed rate equal to 6.050%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012	A$	800	$(6)
Receive floating rate based on 6-month Australian
Bank Bill and pay a fixed rate equal to 6.010%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012		900	(6)
Receive a fixed rate equal to 6.300% and pay floating
rate based on 3-month Canadian Bank Bill.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012		700	4
Receive a fixed rate equal to 6.260% and pay floating rate
based on 3-month Canadian Bank Bill.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 11/15/2012	C$	700	$3
Receive a fixed rate equal to 4.500% and pay floating
rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co.
Exp. 03/19/2004	EC	400	2
Receive a fixed rate equal to 6.000% and pay floating
rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC
Exp. 03/15/2032		400	12
Receive floating rate based on 6-month EC-LIBOR and pay a
fixed rate equal to 5.000%.
Counterparty: JP Morgan Chase & Co.
Exp. 06/17/2012		100	(9)
Receive floating rate based on 6-month EC-LIBOR and
pay a fixed rate equal to 6.000%.
Counterparty: JP Morgan Chase & Co.
Exp. 03/15/2031		100	(18)
Receive floating rate based on 6-month EC-LIBOR and
pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London
Exp. 06/17/2012		200	(14)
Receive floating rate based on 6-month EC-LIBOR and
pay a fixed rate equal to 6.000%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2031		100	(16)
Receive floating rate based on 6-month BP-LIBOR and pay
a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 03/15/2032	BP	200	(2)
Receive a fixed rate equal to 5.500% and pay floating
rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2008		100	8
Receive a fixed rate equal to 5.500% and pay floating
rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2004		200	7
Receive floating rate based on 6-month BP-LIBOR and
pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 03/15/2016		600	(11)
Receive floating rate based on 6-month BP-LIBOR and
pay a fixed rate equal to 5.500%.
Counterparty: Goldman Sachs & Co.
Exp. 03/15/2016		100	(2)
See accompanying notes

Receive floating rate based on 3-month H$-HIBOR and
pay a fixed rate equal to 5.753%.
Counterparty: Goldman Sachs & Co.
Exp. 02/08/2006	H$	3,000	$(35)
Receive floating rate based on 6-month JY-LIBOR and
pay a fixed rate equal to 2.020%.
Counterparty: Goldman Sachs & Co.
Exp. 05/18/2010	JY	17,000	(15)
Receive floating rate based on 6-month JY-LIBOR and
a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co.
Exp. 09/21/2011		40,000	(16)
Receive a fixed rate equal to 0.460% and the Portfolio will
pay to the counterparty at par in the event of default of
Vodafone Group PLC 7.750% due 02/15/2010.
Counterparty: Lehman Brothers, Inc.
Exp. 09/10/2003		$100	0
Receive floating rate based on 3-month LIBOR and pay
a fixed rate equal to 6.000%.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 06/18/2023		800	(28)
Receive floating rate based on 3-month LIBOR and
pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC
Exp. 06/18/2013		700	(23)
Receive floating rate based on 3-month LIBOR and pay
a fixed rate equal to 5.000%.
Counterparty: Bank of America, NA
Exp. 06/18/2013		200	(5)
Receive a fixed rate equal to 3.000% and pay floating
rate based on 3-month LIBOR.
Counterparty: Bank of America, NA
Exp. 06/18/2004		300	3
Receive a fixed rate equal to 5.670% and pay floating
rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co.
Exp. 02/08/2006		400	39

			$(128)

Type	Fixed Spread (%)	Notional Amount	Unrealized Appreciation

Receive a fixed spread and pay the 5-year Swap Spread. The 5-year Swap Spread is the difference between the 5-year Swap Rate and the 5-year Treasury Rate
Counterparty: Morgan Stanley Dean Witter & Co.
Exp. 02/12/2003	0.588	$200	$0

(j)	Short sales open at December 31, 2002 were as follows:

Type	Coupon (%)	Maturity	Par		Value	Proceeds

Republic of Germany	6.000	01/05/2006	EC	1,600	$1,818	$1,738
US Treasury Note	4.375	05/15/2007		$1,100	1,182	1,163
US Treasury Note	3.500	11/15/2006		1,100	1,145	1,131
US Treasury Note	5.000	08/15/2011		800	878	858
US Treasury Note	4.875	02/15/2012		800	869	850
US Treasury Note	3.000	11/15/2007		400	405	398
US Treasury Note	6.000	08/15/2009		300	349	344
US Treasury Note	4.375	08/12/2015		200	209	205

					$6,855	$6,687

See accompanying notes

Notes to Financial Statements

December 31, 2002

1.      Organization

          The Foreign Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2.      Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. The accounting records of the Portfolio are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into US dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs. The Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions.

          Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or US Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolios. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

          Options Contracts. The Portfolio may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

          The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

          Short Sales. The Portfolio has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

          Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Portfolio’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

          Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

          Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.      Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors LP), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America LP, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Foreign Bond Portfolio	0.75%	0.90%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4.      Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	US Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Foreign Bond Portfolio	$50,885	$48,369	$15,806	$3,975

5.      Transactions in Written Call and Put Options

Transactions in written call and put options were as follows

(amounts in thousands):

Foreign Bond Portfolio

Premium

Balance at 12/31/2001	$49
Sales	89
Closing Buys	(52)
Expirations	(10)
Exercised	0

Balance at 12/31/2002	$76

6      Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)

Foreign Bond Portfolio	$0	$0	$(1,186)	$(1)	$(364)	$(62)

Foreign Bond Portfolio

(1) Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, foreign currency transactions, and straddle loss deferrals.

(2) Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

(3) Capital loss carryovers expire in varying amounts through December 31, 2010.

(4) Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Foreign Bond Portfolio	$25,862	$2,306	$(24)	$2,282

(5) Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-term Capital Gains Distributions	Return of Capital

Foreign Bond Portfolio	$416	$0	$4

(6) Includes short-term capital gains.

          A tax net operating loss of $269,000 has been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

7.      Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Foreign Bond Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,985	19,462	605	5,854
Issued as reinvestment of distributions
Institutional Class	1	3	18	182
Administrative Class	42	417	10	98
Cost of shares redeemed
Institutional Class	(96)	(930)	(474)	(4,589)
Administrative Class	(863)	(8,415)	(212)	(2,066)

Net increase (decrease) resulting from Portfolio share transactions	1,069	$10,537	(53)	$(521)

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Foreign Bond Portfolio
Institutional Class	1	100
Administrative Class	3	93

Federal Income Tax Information (Unaudited)

          As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Portfolios’ calendar year end which qualify for the corporate dividend-received deduction are as follows:

Foreign Bond Portfolio	2.09%

          Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Foreign Bond Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and of cash flows and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Foreign Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

Management of the Trust Information (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

1	Trustees serve until their successors are duly elected and qualified.
*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57)	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEWPORT CENTER DRIVE , SUITE 300
NEW PORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM

P I M C O
PIMCO VARIABLE INSURANCE TRUST
MONEY MARKET PORTFOLIO
ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2002

	Fund Summary	Schedule of Investments

Money Market Portfolio (Administrative Class)	2	7

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

          Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

          A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 10.26% over 2002 even as more volatile asset classes suffered double-digit percentage losses for the year.

          Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

          On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

          We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris
Chairman

January 31, 2003

1

Money Market Portfolio

PORTFOLIO CHARACTERISTICS
OBJECTIVE:	DURATION:	TOTAL NET ASSETS:
Maximum current income, consistent with preservation of capital and daily liquidity.	47.5 days	$25.9 million

	CLASS INCEPTION DATE:	PORTFOLIO MANAGER:
PORTFOLIO:	9/30/1999	Paul A. McCulley
Primarily money market instruments.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2002

	7 Day Yield	1 Year	3 Years*	Since Inception*
Money Market Portfolio Administrative Class	1.03%	1.41%	3.73%	3.84%
Salomon Smith Barney 3-Month U.S. Treasury Bill Index	—	1.70%	3.90%	—

* Annualized (all portfolio returns are net of fees and expenses)

SECTOR BREAKDOWN*                    QUALITY BREAKDOWN*

* % of Total Investments as of December 31, 2002

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2001
$10,000 invested at inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio’s Administrative Class inception on 9/30/1999, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. It is not possible to invest directly in the Index. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

PORTFOLIO INSIGHTS

•

The total return performance of the Money Market Portfolio Administrative Class was 1.41% for the year ended December 31, 2002, versus a return of 1.70% for the benchmark Salomon Smith Barney 3-Month Treasury Bill Index.

•	While 2002 was a difficult year for financial assets, fixed income markets weathered the storm far better than more volatile asset classes.

•	The Portfolio’s average duration was maintained at about one-month, providing for ample liquidity and limiting the price effects from increasing yields.

•	The Portfolio maintained a Aaa rating by holding the highest quality short-term securities; holdings remained very liquid, which helped to protect principal.

•	U.S. issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity, and low credit exposure.

•	Seven-day and thirty-day SEC yields were 1.03% and 1.12%, respectively, at quarter-end. These yields are competitive with yields on similar duration portfolios.

2

Financial Highlights

Money Market Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2002	12/31/2001		12/31/2000	09/30/1999- 12/31/1999

Net asset value beginning of period	$1.00	$1.00		$1.00	$1.00
Net investment income (a)	0.01	0.04		0.06	0.01
Net realized/unrealized gain (loss) on investments (a)	0.00	0.00		0.00	0.00
Total income from investment operations	0.01	0.04		0.06	0.01
Dividends from net investment income	(0.01)	(0.04)		(0.06)	(0.01)
Distributions from net realized capital gains	0.00	0.00		0.00	0.00
Total distributions	(0.01)	(0.04)		(0.06)	(0.01)
Net asset value end of period	$1.00	$1.00		$1.00	$1.00
Total return	1.41%	3.83%		6.01%	1.30%
Net assets end of period (000s)	$25,850	$12,860		$4,334	$3,605
Ratio of expenses to average net assets	0.50%	0.50	%(c)	0.50%	0.50	%(b)*
Ratio of net investment income to average net assets	1.41%	3.37%		5.88%	5.14	%*
Portfolio turnover rate	N/A	N/A		N/A	N/A

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27% for the period ended December 31, 1999.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2001.

See accompanying notes

3

Statement of Assets and Liabilities

Money Market Portfolio
December 31, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$25,796
Cash	1
Interest and dividends receivable	85

25,882

Liabilities:
Payable for Portfolio shares redeemed	$11
Accrued investment advisory fee	3
Accrued administration fee	4
Accrued servicing fee	3

21

Net Assets	$25,861

Net Assets Consist of:
Paid in capital	$25,861
Undistributed net investment income	9
Accumulated undistributed net realized (loss)	(9)
Net unrealized appreciation (depreciation)	0

$25,861

Net Assets:
Institutional Class	$11
Administrative Class	25,850
Shares Issued and Outstanding:
Institutional Class	11
Administrative Class	25,850
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00
Cost of Investments Owned	$25,796

See accompanying notes

4

Statement of Operations

Money Market Portfolio
For the year ended December 31, 2002

Amounts in thousands

Investment Income:
Interest	$398

Total Income	398

Expenses:
Investment advisory fees	32
Administration fees	42
Distribution and/or servicing fees - Administrative Class	32
Trustees’ fees	1

Total Expenses	107

Net Investment Income	291

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	0
Net change in unrealized appreciation (depreciation) on investments	0

Net Gain (Loss)	0

Net Increase in Assets Resulting from Operations	$291

See accompanying notes

5

Statements of Changes in Net Assets

Money Market Portfolio

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended December 31, 2002	Year Ended December 31, 2001

Operations:
Net investment income	$291	$223
Net realized gain (loss)	0	0
Net change in unrealized appreciation (depreciation)	0	0

Net increase resulting from operations	291	223

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1)
Administrative Class	(291)	(222)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	0

Total Distributions	(291)	(223)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	38,288	11,748
Issued as reinvestment of distributions
Institutional Class	0	1
Administrative Class	291	222
Cost of shares redeemed
Institutional Class	0	(70)
Administrative Class	(25,589)	(3,444)

Net increase resulting from Portfolio share transactions	12,990	8,457

Total Increase in Net Assets	12,990	8,457

Net Assets:
Beginning of period	12,871	4,414
End of period*	$25,861	$12,871
*Including net undistributed investment income of:	$9	$0

See accompanying notes

6

Schedule of Investments

Money Market Portfolio
December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 12.8%
Banking & Finance 11.6%
Citicorp
7.125% due 06/01/2003	$500	$511
Merrill Lynch & Co., Inc.
6.000% due 02/12/2003	557	559
Morgan Stanley
7.125% due 08/15/2003	500	516
National Rural Utilities Cooperative Finance Corp.
5.950% due 01/15/2003	250	250
7.375% due 02/10/2003	400	402
Wells Fargo Financial, Inc.
5.375% due 09/30/2003	300	308
7.250% due 07/14/2003	460	473

		3,019

Industrials 1.2%
Procter & Gamble Co.
5.250% due 09/15/2003	300	307

Total Corporate Bonds & Notes (Cost $3,326)		3,326

U.S. GOVERNMENT AGENCIES 3.9%
Fannie Mae
5.750% due 04/15/2003	1,000	1,012

Total U.S. Government Agencies (Cost $1,012)		1,012

SHORT-TERM INSTRUMENTS 83.0%
Commercial Paper 81.9%
Abbott Laboratories
1.300% due 01/17/2003	1,000	999
ANZ (Delaware), Inc.
1.510% due 01/15/2003	300	300
1.740% due 01/16/2003	600	599
Becton Dickinson & Co.
1.700% due 01/06/2003	800	800
BP Amoco Capital PLC
1.750% due 03/26/2003	1,000	999
CBA (de) Finance
1.320% due 02/06/2003	1,000	999
CDC
1.340% due 02/03/2003	1,000	1,000
Danske Corp.
1.315% due 03/05/2003	900	899
Eksportfinans ASA
1.310% due 02/21/2003	900	898
Fonterra Co-operative Group Ltd.
1.360% due 02/26/2003	1,000	998
GlaxoSmithKline Finance PLC
1.320% due 02/24/2003	700	700
HBOS Treasury Services PLC
1.350% due 03/06/2003	500	499
1.770% due 01/15/2003	400	400
KFW International Finance, Inc.
1.310% due 01/13/2003	1,000	999
Kraft Foods, Inc.
1.330% due 02/06/2003	1,000	999
Merck & Co., Inc.
1.300% due 01/10/2003	200	200
PB Finance (Delaware), Inc.
1.700% due 02/11/2003	700	699
Pfizer, Inc.
1.300% due 02/06/2003	1,000	999
Rabobank Nederland NV
1.320% due 01/17/2003	800	799
Reseau Ferre De France
1.310% due 02/19/2003	1,000	998
Svenska Handelsbank
1.550% due 01/03/2003	1,000	1,000
Swedish National Housing Finance
1.360% due 03/11/2003	1,000	998
Toyota Motor Credit Corp.
1.320% due 01/30/2003	1,000	999
UBS Finance LLC
1.330% due 02/19/2003	1,000	1,000
Washington Post Co.
1.720% due 02/05/2003	800	799
Westpac Trust Securities NZ Ltd.
1.320% due 03/26/2003	600	599

		21,178

Repurchase Agreement 1.1%
State Street Bank
1.050% due 01/02/2003	280	280
(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 01/30/2004 valued at $289. Repurchase proceeds are $280.)

Total Short-Term Instruments (Cost $21,458)		21,458

Total Investments 99.7% (Cost $25,796)		$25,796
Other Assets and Liabilities (Net) 0.3%		65

Net Assets 100.0%		$25,861

See accompanying notes

7

Notes to Financial Statements

December 31, 2002

1.     Organization

          The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2.     Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

          Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

          Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

8

          Servicing Fee. PIMCO Advisors Distributors LLC, (“PAD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

          Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

Money Market Portfolio	0.35%	0.50%

          PIMCO may be reimbursed for these waived amounts in future periods.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

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4.     Federal Income Tax Matters

          As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences(1)	Accumulated Capital Losses(2)	Post-October Deferral

Money Market Portfolio	$11	$0	$0	$(2)	$(9)	$0

(1)	Differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(2)	Capital loss carryovers expire in varying amounts through December 31, 2010.

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Money Market Portfolio	$25,796	$0	$0	$0

For the fiscal year ended December 31, 2002, the Portfolio made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

Money Market Portfolio	$291	$0	$0

5.     Shares of Beneficial Interest

          The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Money Market Portfolio

	Year Ended 12/31/2002		Year Ended 12/31/2001

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	38,288	38,288	11,748	11,748
Issued as reinvestment of distributions
Institutional Class	0	0	1	1
Administrative Class	291	291	222	222
Cost of shares redeemed
Institutional Class	0	0	(70)	(70)
Administrative Class	(25,589)	(25,589)	(3,444)	(3,444)

Net increase resulting from Portfolio share transactions	12,990	$12,990	8,457	$8,457

          The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held

Money Market Portfolio
Institutional Class	1	100
Administrative Class	1	100

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Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of Money Market Portfolio

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Money Market Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2003

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Management of the Trust Information (Unaudited)

          The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Brent R. Harris * (43) Chairman of the Board and Trustee	12/1997 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Trustee	12/1997 to Present	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Trustees
Guilford C. Babcock (71) Trustee	12/1997 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Trustee	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Trustee	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Trustee	12/1997 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Trustee	12/1997 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, California State Lottery.	68	None

[1] Trustees serve until their successors are duly elected and qualified.
* Each of Mr. Harris and Mr. Burns is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

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Officers of the Trust

Name, Age and Position Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years

William H. Gross (58) Senior Vice President	12/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

James F. Muzzy (63) Senior Vice President	12/1997 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. (57) Senior Vice President	12/1997 to Present	Managing Director and Chief Executive Officer, PIMCO.

Gregory A. Bishop (41) Vice President	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Steven P. Kirkbaumer (46) Vice President	10/1998 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (42) Vice President	12/1997 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	12/1997 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	12/1997 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

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          Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, PIMCO currently manages assets in excess of $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Investment Adviser and Administrator

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Transfer Agent

National Financial Data Services 330 W. 9th Street, 4th Floor Kansas City, Missouri 64105

Custodian

State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Counsel

Dechert 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP 1055 Broadway Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

All Funds distributed by PIMCO ADVISORS DISTRIBUTORS LLC, member NASD

840 NEW PORT CENTER DRIVE, SUITE 300
NEW PORT BEACH, CA 92660
800.927.4648
WWW.PIMCOADVISORS.COM
WWW.PIMCO.COM